  As filed with Securities and Exchange Commission on May 1, 1998


                                        Registration Nos. 33-88524; 811-8938

                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                     POST-EFFECTIVE AMENDMENT NO. 3

                                to the
                               FORM S-6
                        REGISTRATION STATEMENT
                               under the
                        SECURITIES ACT OF 1933

      SECURITY EQUITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT 13
                        (Exact Name of Trust)

               SECURITY EQUITY LIFE INSURANCE COMPANY
                         (Name of Depositor)

                 84 Business Park Drive - Suite 303
                       Armonk, New York 10504
       (Address of Depositor's Principal Executive Offices)

                    CHRISTOPHER A. MARTIN, ESQ.
         Counsel, General American Life Insurance Company
                        700 Market Street
                    St. Louis, Missouri 63101
             (Name and Address of Agent for Service)

                            Copies to:
                      STEPHEN E. ROTH, ESQ.
                  Sutherland, Asbill & Brennan
                  1275 Pennsylvania Ave., N.W.
                   Washington, D.C. 20004-2404

It is proposed that this filing will become effective:

  /x/    Immediately upon filing pursuant to paragraph (b), of Rule 485.

  / /    on (date) pursuant to paragraph (b) of Rule 485.
  / /    60 days after filing pursuant to paragraph (a)(1) of Rule 485.
  / /    On (date) pursuant to paragraph (a)(1) of Rule 485.
  / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite amount of securities under the Securities Act of 1933. The Notice required by Rule 24f-2 for 1997 was filed on March 13, 1998.

    SECURITY EQUITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT 13
                REGISTRATION STATEMENT ON FORM S-6
                       CROSS-REFERENCE SHEET

FORM N-8B-2
ITEM NO.             CAPTION IN PROSPECTUS
1                    Cover Page.
2                    Cover Page.
3                    Inapplicable.
4                    Sale of the Contract.
5                    Information about SELIC.
6                    The Separate Account.
7                    Not Required.
8                    Not Required.
9                    Inapplicable.
10(a)                Additional Provisions of the Contract.
10(b)                The Contract.
10(c),(d),(e)        Death Benefits under the Contract; Contract Values;
                     Summary of the Contract; Additional Provisions of the
                     Contract; Surrender and Partial Withdrawals; Contract
                     Loan Privilege; Transfers; Premiums; Appendix B.
10(f),(g),(h)        Voting Rights; Additional Provisions of the Contract.
10(i)                Additional Provisions of the Contract; Death Benefits
                     under the Contract; The Separate Account; Appendix B.
11                   The Separate Account.
12                   The Separate Account; Appendix A; Sale of the Contract.
13                   Charges and Deductions; Sale of the Contract; Appendix A.
14                   Premiums; Charges and Deductions; Sale of the Contract.
15                   Premiums.
16                   The Separate Account; Appendix A.
17                   Captions referenced under Items 10(c), (d), (e) and (i)
                     above.
18                   The Separate Account; Contract Values.
19                   Records and Reports; Sale of the Contracts.
20                   Captions referenced under Items 6 and 10(g) above.
21                   Contract Loan Privilege.
22                   Inapplicable.
23                   Sale of the Contract.
24                   Additional Provisions of the Contract.
25                   Information about SELIC.
26                   Sale of the Contract.
27                   Information about SELIC.
28                   Management of the Company.
29                   Information about SELIC.
30                   Inapplicable.
31                   Inapplicable.





FORM N-8B-2
ITEM NO.             CAPTION IN PROSPECTUS

32                   Inapplicable.
33                   Inapplicable.
34                   Sale of the Contract.
35                   Information about SELIC.
36                   Inapplicable.
37                   Inapplicable.
38                   Sale of the Contract.
39                   Sale of the Contract.
40                   Sale of the Contract.
41(a)                Sale of the Contract.
42                   Inapplicable.
43                   Inapplicable.
44(a)                The Separate Account; Appendix A; Premiums; Charges and
                     Deductions.
44(b)                Charges and Deductions.
44(c)                Premiums; Charges and Deductions.
45                   Inapplicable.
46                   Appendix A; Captions referenced under Items 10(c), (d)
                     and (e) above.
47                   Inapplicable.
48                   Inapplicable.
49                   Inapplicable.
50                   Inapplicable.
51                   Cover Page; Death Benefits under the Contract;
                     Termination; Charges and Deductions; The Contract;
                     Appendix B; Summary; Additional Provisions of the
                     Contract; Premiums; Sale of the Contract.
52                   Additional Provisions of the Contract.
53                   Federal Income Tax Considerations.
54                   Inapplicable.
55                   Inapplicable.
59                   Financial Statements.



This Post-Effective Amendment No. 3 to the Registration Statement on Form
S-6 includes two prospectuses describing the Contracts. The first prospectus ("Prospectus Version A") describes the Contracts as they will be sold in the general market. The second prospectus ("Prospectus Version B") describes the Contracts as they will be sold primarily through a particular bank-affiliated distribution network.

                            PROSPECTUS VERSION A

PROSPECTUS

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
ISSUED BY SECURITY EQUITY LIFE INSURANCE COMPANY



SECURITY EQUITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT 13


PROSPECTUS DATED MAY 1, 1998






              SECURITY EQUITY LIFE INSURANCE COMPANY
                      84 BUSINESS PARK DRIVE
                             SUITE 303
                         ARMONK, NY  10504
                        TEL: (914) 273-1290

          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT


                             ISSUED BY


              SECURITY EQUITY LIFE INSURANCE COMPANY
                 84 BUSINESS PARK DRIVE, SUITE 303
                         ARMONK, NY  10504
                        TEL: (914) 273-1290


This Prospectus describes the Individual Flexible Premium Variable Life Insurance Contract (the "Contract") offered by Security Equity Life Insurance Company ("SELIC" or the "Company"). The Contract is designed to provide lifetime insurance protection to age 100 and at the same time provide maximum flexibility to vary premium payments and change the level of death benefits payable under the Contract. This flexibility allows a Contract Holder to provide for changing insurance needs under a single insurance Contract. A Contract Holder also has the opportunity to allocate Net Premiums among several investment portfolios with different investment objectives.

The Contract provides for: (1) a Net Cash Value that can be obtained by surrendering the Contract; (2) Contract loans; and (3) a Death Benefit payable at the Insured's death. Contract Holders may also attach a rider that amends the Contract to instead provide insurance coverage on the lives of two Insureds, with proceeds payable upon the death of the last surviving Insured. As long as a Contract remains in force, the Death Benefit will not be less than the current Face Amount of the Contract. A Contract will remain in force so long as its Net Cash Value is sufficient to pay certain monthly charges imposed in connection with the Contract.

During the "Free Look" period, Net Premiums are allocated to the Money Market Division as specified in Appendix A. After the end of the "Free Look" period, Net Premiums may be allocated to one or more of the Available Divisions of the Separate Account or to the Fixed Fund. If Net Premiums are allocated to the Separate Account, the duration of the Contract and the amount of the Insurance Account Value will vary to reflect the investment performance of the Available Divisions selected by the Contract Holder, and depending on the Death Benefit option elected, the amount of the Death Benefit above the minimum may also vary with that investment performance. The Contract Holder bears the entire investment risk for all amounts allocated to the Separate Account; there is no minimum guaranteed Insurance Account Value.

Each Available Division of the Separate Account 13 will invest in one of the Underlying Portfolios shown in Appendix A. The accompanying Prospectuses for these portfolios describe the investment objectives and policies, and the risks of the portfolios. This Prospectus generally describes only the portion of the Contracts involving the Available Divisions of the Separate Account. For a brief summary of the Fixed Fund, see "The Fixed Fund."

It may not be advantageous to purchase a Contract as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another Flexible Premium Variable Life Insurance Contract. Within certain limits, a Contract Holder may return the Contract, or convert it to a Contract that provides benefits that do not vary with the investment results of Available Divisions by exercising the Conversion Right.

This Prospectus must be accompanied or preceded by the current prospectuses for the Underlying Portfolios listed in Appendix A.

THE CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION, AND THE CONTRACT IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Contracts are not available in all states.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

Please read this Prospectus carefully and retain it for future reference.


The date of this Prospectus is May 1, 1998.

                                   TABLE OF CONTENTS
                                                                                       PAGE
                                                                                       ----
Definitions                                                                              6

Summary of Contract                                                                     10
      Explanation of a Case                                                             10
      Purpose of the Contract                                                           11
      The Contract Holder and Beneficiary                                               11
      Availability of the Contract                                                      12
      Joint Insureds                                                                    12
      Contract Values                                                                   12
      The Separate Account                                                              13
      Death Benefit                                                                     13
      Premiums                                                                          13
      Charges and Deductions                                                            14
      Contract Loans                                                                    15
      Surrender and Partial Withdrawals                                                 16
      Termination                                                                       16
      Illustrations                                                                     16
      Replacement of Existing Coverage                                                  16
      Tax Considerations                                                                16
      Free Look and Conversion Rights                                                   17

Information About SELIC                                                                 17

The Separate Account                                                                    18

The Contract                                                                            19
      Availability of Insurance Coverage                                                20
      Evidence of Insurability                                                          21
      Premiums                                                                          21
      Contract Values                                                                   24
      Transfers                                                                         26
      Contract Loan Privilege                                                           27
      Surrender and Partial Withdrawals                                                 30
      Death Benefits Under the Contract                                                 32

Charges and Deductions                                                                  37
      Premium Load                                                                      37
      Daily Charges                                                                     39



                                    -3-

                                     TABLE OF CONTENTS
                                        (continued)
                                                                                       PAGE
                                                                                       ----
      Monthly Charges                                                                   39
      Underwriting Charges                                                              42
      Annual Charges                                                                    43
      Other Charges                                                                     43

Termination                                                                             44
      Maturity Date                                                                     44
      Termination for Insufficient Net Cash Value                                       44
      Reinstatement of a Contract Terminated for Insufficient Value                     45

The Fixed Fund                                                                          45
      General Description                                                               46
      Allocation of Amounts to the Fixed Fund                                           46
      Fixed Fund Benefits                                                               46
      Fixed Fund Insurance Account Value                                                46
      Fixed Fund Transfers, Surrenders, Partial Withdrawals and Contract Loans          48

Federal Income Tax Considerations                                                       48

Additional Provisions of the Contract                                                   55
      Addition, Deletion, or Substitution of Investments                                55
      Incontestability                                                                  56
      Conversion Rights                                                                 56
      Misstatement of Age or Sex                                                        57
      Suicide                                                                           57
      Availability of Funds                                                             57
      Entire Contract                                                                   58
      Representations in Application                                                    58
      Contract Application and Contract Schedules                                       58
      Right to Amend Contract                                                           58
      Computation of Contract Values                                                    59
      Claims of Creditors                                                               60
      Notice                                                                            59
      Assignments                                                                       59
      Construction                                                                      59
      Severability                                                                      59
      State Variations                                                                  60


                                    -4-

                                     TABLE OF CONTENTS
                                        (continued)
                                                                                       PAGE
                                                                                       ----
Unisex Requirements Under Montana Law                                                   61

Records and Reports                                                                     60

Sale of the Contract                                                                    60

Voting Rights                                                                           61

State Regulation of the Company                                                         62

Management of the Company                                                            63-65

Legal Matters                                                                           66

Legal Proceedings                                                                       66

Experts                                                                                 66

Additional Information                                                                  66

Financial Statements                                                                    67

Appendix A - Underlying Portfolios                                                      A1

Appendix B - Contract Riders                                                         B1-B7

Appendix C - Illustrations of Death Benefits and Net Insurance Account Value        C1-C11


                                 DEFINITIONS

See Appendix B for modifications to Definitions in the event that riders are added to the Contract.

ATTAINED AGE: The Insured's Issue Age under the Contract plus the number of completed Contract Years.

APPLICATION: The application form that must be completed by any purchaser of the Contract, before the Contract can be issued.

AVAILABLE DIVISION: A Division of the Separate Account to which Net Premiums may be allocated or Separate Account Value or Fixed Fund Insurance Account Value may be transferred under the Contracts. Each Available Division invests exclusively in the shares of a corresponding Underlying Portfolio listed in Appendix A.

BENEFICIARY: The person(s), entity or entities named on SELIC's records to receive the insurance proceeds payable under the Contract after the Insured dies.

BORROWED FUND: An account established in SELIC's General Account for any amounts transferred from the Available Divisions and the Fixed Fund and held as collateral for Contract Loans. (See "Contract Loan Privilege").

CASE: A grouping of one or more Contracts connected by a non-arbitrary factor, presented to SELIC as a group. (An example of such a factor is a common employer for the Insureds under each Contract in the grouping). (See "Explanation of a Case").

CONTRACT: The Flexible Premium Variable Life Insurance Contract offered by SELIC that is described in this Prospectus.

CONTRACT ANNIVERSARY: An anniversary of the Contract Date. It marks the start of a new Contract Year.

CONTRACT DATE: The date used to begin calculating Monthly Charges and Annual Charges under the Contract. The Contract Date is shown in the Contract.

CONTRACT HOLDER: The owner of the Contract, as shown in the records of SELIC. All of the rights and benefits of the Contract belong to the Contract Holder, unless otherwise stated in the Contract.

CONTRACT LOAN: An amount borrowed by the Contract Holder from the Insurance Account Value of the Contract.

CONTRACT MONTH: Each one month period commencing on the Contract Date and on each Monthiversary thereafter.

CONTRACT YEAR: Each successive twelve month period starting on the Contract Date and on each Contract Anniversary thereafter.

DEATH BENEFIT:  The benefit payable to the Beneficiary when the Insured dies.

DEATH BENEFIT OPTION ACCUMULATION RATE: The rate at which Premiums are accumulated for purposes of calculating Death Benefit Option 3.

DIVISION: A sub-account of the Separate Account. Only Available Divisions (described in this Prospectus) are available for investment under the Contracts.

EMPLOYER: A corporation, partnership, sole proprietorship, association, trust, and other similar or related entity. Affiliated Employers are considered one Employer.

EXCESS PREMIUM: Any amount of Premium paid in a Contract Year over and above the Target Premium.

FACE AMOUNT: The amount of insurance under the contract, excluding any Supplemental Term Insurance Amount. The Initial Face Amount on the Issue Date is shown in the Contract. Thereafter, it may change in accordance with the terms of the Contract.

FIXED FUND: The portion of the Insurance Account Value allocated to the Company's General Account (excluding the Borrowed Fund).

GOVERNING JURISDICTION: The state or jurisdiction in which the Contract is delivered and whose laws govern its terms. The Governing Jurisdiction is set forth in the Contract.

HOME OFFICE: The principal administrative office of SELIC, which is located at 84 Business Park Drive, Suite 303, Armonk, NY 10504.

INITIAL NET PREMIUM: The Initial Premium paid under the Contract less the applicable Premium Load.

INITIAL PREMIUM:  The first Premium paid under the Contract.

INSURANCE ACCOUNT VALUE: The total amount that a Contract provides for investment at any time. It is equal to the total of the amounts credited to the Contract Holder in the Separate Account, the Fixed Fund, and the Borrowed Fund.

INSURED: The person whose life is insured under the terms of the Contract. The Insured is shown in the Contract.

ISSUE AGE:  The Insured's age at his/her nearest birthday as of the Contract
Date.

ISSUE DATE: The day the Initial Premium is received and accepted by SELIC. This is also the date that insurance coverage becomes effective. All Contract values based on the Separate Account are determined beginning on the Issue Date. The Issue Date is shown in the Contract.

MATURITY DATE: The date on which the Contract will mature. The Maturity Date is shown in the Contract.

MAXIMUM LOAN AMOUNT: The maximum amount of Insurance Account Value that can be borrowed by the Contract Holder under the Contract.

MINIMUM INSURANCE COVERAGE: The minimum amount of Total Insurance Coverage, which includes any Supplemental Term Insurance Amount, under the Contract. It is currently $25,000.

MINIMUM PREMIUM: The Minimum Premium is equal to the Minimum Net Premium plus any applicable Premium Load.

MINIMUM NET PREMIUM: The Minimum Net Premium at any time is equal to 12 times the Monthly Charges for the first month in the then current Contract Year.

MONTHIVERSARY: The first day of each Contract Month. It is the day as of which Monthly Charges are deducted from the Insurance Account Value. The Monthiversary and the Contract Date coincide, except in months in which the Monthiversary falls on a day which is not a Valuation Day. In such months, the Monthiversary is deemed to fall on the next Valuation Day. If any Monthiversary would fall on the 29th, 30th or 31st of a month that does not have that number of days, then the Monthiversary is deemed to be the last day of that month.

MONTHLY CHARGES: The Contract charges that are deducted monthly from Insurance Account Value. Monthly Charges include the Administration Charge, the Cost of Insurance Charge, any Monthly Charges for benefits provided by Contract rider, and any charges for special insurance class rating. (See "Charges and Deductions").

NET AMOUNT AT RISK:  The Net Amount at Risk is calculated on any
Monthiversary by subtracting the Insurance Account Value from the Death Benefit, discounted one month at a 4.00% assumed annual effective interest rate.

NET CASH VALUE: The Contract's Insurance Account Value minus any Contract Loan balance and interest accrued thereon and unpaid.

NET PREMIUM:  The amount of a Premium less applicable Premium Load.

PLANNED RENEWAL PREMIUM:   An amount of Premium, specified in the
Application, which the Contract Holder anticipates will be paid in each Contract Year after the first.

PREMIUM: Premiums are the payments made to SELIC under the Contract by the Contract Holder to purchase insurance on the life of the Insured and to contribute to the Insurance Account Value of the Contract. Each Premium amount may consist of Target Premium, Excess Premium, or both.

PREMIUM LOAD: An amount deducted from each Premium prior to allocation of the Premium to the Separate Account and/or the Fixed Fund. Premium Load includes the Distribution Charge (comprised of a Premium Expense Load and a Commission Charge), a Premium Tax Charge and a DAC Tax Charge.

SELIC:  Security Equity Life Insurance Company, the issuer of the Contract.

SEPARATE ACCOUNT: A separate investment account established by the Board of Directors of SELIC to support the benefits payable under the Contract. Each Available Division of the Separate Account invests in a single corresponding Underlying Portfolio.

SEPARATE ACCOUNT VALUE: The portion of the Contract's Insurance Account Value invested in the Separate Account. It will be equal to the Contract's Insurance Account Value, less the total of amounts in the Borrowed Fund and in the Fixed Fund.

SUPPLEMENTAL TERM INSURANCE AMOUNT: The amount of insurance is provided by the Supplemental Term Insurance Rider, if any. This amount is shown in the Contract. The Supplemental Term Insurance Rider is described in Appendix B.

TARGET PREMIUM: An amount of Premium used to determine Premium Loads under the Contract. The annual Target Premium is based upon the Face Amount and is shown in the Contract. For Contracts with a Face Amount equal to the Minimum Face Amount, the Target Premium will be zero (0).

TOTAL INSURANCE COVERAGE: Total amount of insurance, including coverage provided by any Supplemental Term Insurance Rider under the Contract.

UNDERLYING PORTFOLIO: An investment portfolio, managed by one or more investment managers, the shares or units of which comprise the investment of an Available Division of the Separate Account.

VALUATION DAY: A day that is a regular business day of SELIC and that the New York Stock Exchange (or its successor) is open for trading. Each Valuation Day ends at the Valuation Time.

VALUATION TIME: The close of trading on the New York Stock Exchange (or any successor exchange), which is generally 4 p.m. Eastern Time.

VALUATION PERIOD: The period of time between Valuation Days. A Valuation Period begins immediately after the Valuation Time on the previous Valuation Day and ends as of the Valuation Time on the next succeeding Valuation Day.


                      SUMMARY OF THE CONTRACT

This summary provides a brief overview of the more significant aspects of the Contract and should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Further detail is provided in the Contract, the Application, and the prospectuses for the Underlying Portfolios. See Appendix B for modifications to this section in the event that riders are added to the Contract.

EXPLANATION OF A CASE

Every Contract issued by SELIC will be part of a Case. A Case is a grouping of one or more Contracts linked together by a non-arbitrary factor such as a
common Employer of each Insured under the Contracts.   SELIC in its sole
discretion will determine what constitutes a Case. A Case may have one Contract Holder (i.e., a single entity owns all the Contracts in the Case)
                 ----
or as many Contract Holders as there are Contracts in the Case. The Premium Load, Minimum Initial Premiums, and underwriting standards for an individual Contract are determined based on the characteristics of the Case to which the Contract belongs. (See "The Contract -- Charges and Deductions").

A Contract is the agreement between SELIC and the Contract Holder to provide benefits on the life of an Insured. Every Contract will belong to a Case. Each

Contract will be treated as an individual Contract, yet will also be linked to the Case it belongs for purposes of determining certain Contract features and charges.

PURPOSE OF THE CONTRACT

The Contract offers a means to obtain insurance protection relating to the life of a person in whom the Contract Holder has an insurable interest. A Death Benefit is payable to the applicable Beneficiary upon the death of the Insured so long as the Contract remains in force. The accumulated values and benefits under the Contract may be used by Contract Holders for any valid purpose. Unlike traditional life insurance, which provides a guaranteed Insurance Account Value, a Contract's Insurance Account Value will vary to reflect investment results of the Available Divisions and interest credited to the Fixed Fund.

Life insurance is not a short-term investment. Prospective Contract Holders should evaluate the need for insurance and the Contract's long-term investment potential and risks before purchasing a Contract.

THE CONTRACT HOLDER AND BENEFICIARY

The Contract Holder is the individual or entity set forth in the Application, unless subsequently changed on the records of SELIC. The Contract Holder retains all rights and responsibilities of ownership pertaining to its interest in the Contract, including but not limited to, investment allocation, payment of Premiums, borrowing, taking partial withdrawals, and surrendering the Contract.

The Beneficiary is also named in the Application. The Contract Holder has the right to change a revocable Beneficiary with prior written notice to SELIC. The Beneficiary will receive all insurance benefits payable upon the death of the Insured. UNLESS THE INSURED IS NAMED AS CONTRACT
                       ---------------------------------------
HOLDER, OR THE CONTRACT HOLDER ASSIGNS THE RIGHT TO DESIGNATE THE
-----------------------------------------------------------------
BENEFICIARY TO THE INSURED, OR UNLESS OTHERWISE AGREED, THE
-----------------------------------------------------------
INSURED HAS NO DIRECT OR INDIRECT INTEREST IN THE CONTRACT.
----------------------------------------------------------

The Contract is a long-term investment designed to provide a Death Benefit, and should only be purchased for purposes consistent with these features.
The Death Benefit and Net Cash Value under Contracts in a Case may be used to provide proceeds for various planning purposes. However, the Contracts are not liquid investments: partial withdrawals may be currently taxable; and Contract Loans and partial withdrawals may significantly affect current and future Death Benefit proceeds and Net Cash Value, and cause Contracts to lapse. (See "Termination -- Termination for Insufficient Net Cash Value"). In addition, if the performance of the Available Divisions to which Insurance Account Value is allocated is not sufficient to provide proceeds for the specific planning purpose contemplated, or if insufficient premiums are paid or Contract values maintained, then Contracts may not achieve the purpose for which they were purchased, or may lapse. (See "Termination -- Termination for Insufficient Net Cash Value"). Because the Contracts are designed to provide benefits on a long-term basis, before purchasing Contracts for a specialized purpose, a purchaser should consider whether the long-term nature of the Contract, and the potential impact of any contemplated Contract Loans and partial withdrawals, are consistent with the purpose for which the Contracts are being considered. Using the Contracts for a specialized purpose may have tax consequences. (See generally "Federal Income Tax Considerations," and in particular, "Other Tax Consequences.")

AVAILABILITY OF THE CONTRACT

The Contract is offered only to individuals, corporations, partnerships, sole proprietorships, associations, trusts, and other similar or related entities, which satisfy certain suitability standards. The Contract may be purchased to acquire insurance on the life of a person in whom the Contract Holder has an appropriate insurable interest. Failure to establish an insurable interest may result in adverse financial and tax consequences to the Contract Holder.

JOINT INSUREDS

A rider may be added to the Contract to provide coverage on the lives of two Insureds, with the Death Benefit payable on the death of the last surviving Insured. Most of the discussions in this Prospectus referencing a single Insured may also be read as though the single Insured were the two Insureds under a joint Contract. Certain discussions in the Prospectus are modified if a Joint and Last Survivor Rider is added to the Contract. (See Appendix B -- "Joint and Last Survivor Rider").

CONTRACT VALUES

Net Premiums are allocated to one or more Available Divisions and/or the Fixed Fund. To the extent Net Premiums are allocated to the Available Divisions, the Insurance Account Value will, and the Death Benefit may, vary with the investment performance of the chosen Available Divisions. To the extent Net Premiums are allocated to the Fixed Fund, the Insurance Account Value will accrue interest at a guaranteed minimum rate (see "The Fixed Fund"). To the extent that Net Premiums are allocated to the Available Divisions of the Separate Account, the Contract Holder bears the entire investment risk associated with the investments of the selected Available Divisions, and there is no guaranteed minimum Insurance Account Value.

THE SEPARATE ACCOUNT

Several Divisions of the Separate Account are available for allocation of Net Premiums paid under the Contract, subject to certain limitations set forth in the Contract. (See "The Contract -- Premiums"). A list of each Available Division --a Division of the Separate Account currently available under the Contract for allocation of Net Premiums and transfers -- is set forth in Appendix A of this Prospectus. Each Available Division of the Separate Account invests its assets in shares or units of an Underlying Portfolio managed by one or more investment managers. Each Underlying Portfolio has a different investment objective, and is described in the prospectus for the Underlying Portfolio which accompanies this Prospectus.

In the future, Available Divisions may be added, and existing Available Divisions may be deleted. The Contract Holder will be notified in writing of any such change. (See "The Separate Account").

DEATH BENEFIT

Death Benefit proceeds are payable to the named Beneficiary when the Insured under the Contract dies. The Death Benefit payable under the Contract will depend upon the Death Benefit Option in effect for the Contract. So long as the Contract remains in force, the minimum death benefit under each Death Benefit Option will be at least equal to the current Face Amount of the Contract. (See "The Contract -- Death Benefits Under the Contract").

PREMIUMS

A Contract Holder will have considerable flexibility under a Contract as to both the timing and amount of Premiums. SELIC will not issue a Contract unless it receives a Premium payment at least equal to the initial Minimum Premium amount, which is equal to 12 times the Monthly Charges due under that Contract in the first Contract Month, plus any applicable Premium Load. SELIC may, in its sole discretion, require a reduced initial Minimum Premium in connection with the purchase of certain Contracts. Each subsequent Premium must be at least $50 per Contract. Subsequent Premiums may be paid at any time and in any frequency, subject to certain restrictions. (See "The Contract -- Premiums"). If the Initial Premium and subsequent Premiums prove to be too low, insurance coverage under the Contract may cease.

The initial Net Premium will be allocated during the Free Look period to the Money Market Division specified in Appendix A. After the Free Look period, Separate Account Value will be allocated among the Available Divisions of the Separate Account and the Fixed Fund according to the Contract Holder's instructions as specified in the Application or as subsequently changed prior to the end of the Free Look period.

Insurance Account Value may be transferred among the Available Divisions of the Separate Account and the Fixed Fund by written request, subject to certain restrictions. Amounts may be transferred by dollar amounts or by percentages. (See "The Contract -- Transfers").

CHARGES AND DEDUCTIONS

Certain charges are deducted from Premiums and from Insurance Account Value under the Contract. For a more detailed discussion of the charges deducted under the Contract, see "Charges and Deductions." For additional information regarding the investment advisory fees and operating expenses of the Underlying Portfolios, see the accompanying prospectuses for these portfolios.

A Premium Load is deducted from the Initial Premium and from each subsequent Premium paid, prior to allocation to the Separate Account or the Fixed Fund. The Premium Load includes a Distribution Charge (which consists of a Premium Expense Load and a Commission Charge), a Premium Tax Charge (which will be made for any applicable state premium taxes), and the DAC Tax Charge.

The Distribution Charge is equal to a maximum of 30% of Premiums paid during the first Contract Year up to one Target Premium (and 2% of first year Premiums thereafter), and declines as a percentage of Premiums paid in Contract Years 2-10 (to a maximum of 10% of Premiums paid during each Contract Year up to a Target Premium; and 2% of Premiums thereafter); Contract Years 11-15 (to a maximum of 8% of Premiums paid during each Contract Year up to a Target Premium and 2% of Premiums thereafter), and Contract Years 16 and thereafter (a maximum of 4% of Premiums paid during each Contract Year up to a Target Premium and 2% of Premiums thereafter).

The Premium Tax Charge reflects the state premium taxes imposed under the Contract. The DAC Tax Charge is equal to 1% of all Premiums paid in all Contract Years.

A Daily Charge for mortality and expense risks assumed by SELIC under the Contract is calculated and deducted daily as a percentage of the Insurance Account Value attributable to each Division of the Separate Account. Currently, this Daily Charge is equal to 0.35% on an annual basis; it is guaranteed not to exceed 0.50% on an annual basis.

Monthly Charges are deducted directly from the Insurance Account Value as of the Contract Date and on each Monthiversary thereafter. Monthly Charges include an Administration Charge of $4.50 per month (guaranteed not to exceed $8.00 per month) and a charge for the cost of insurance provided under the
Contract.   Monthly Charges also include any charges for additional benefits provided by Contract rider and charges for a special class rating, if applicable.

SELIC will deduct an Underwriting Charge, not to exceed $100, on the Issue Date for Contracts issued on a medically underwritten basis, and on any Monthiversary following any medical underwriting in connection with certain Contract changes. This charge changes if a Joint and Last Survivor Rider is added to the Contract. See Appendix B. SELIC may reduce or waive the Underwriting Charge under certain circumstances.

On each Contract Anniversary the Insurance Account Value attributable to the Separate Account and Fixed Fund is: (i) reduced by Contract Loan interest due and unpaid for the previous Contract Year; and (ii) increased by the interest credited to the Borrowed Fund during the previous Contract Year. The net result is that if Contract Loan interest is not paid when due, then on the Contract Anniversary, the Insurance Account Value attributable to the Separate Account and Fixed Fund will be reduced by the difference between the Contract Loan interest due and unpaid for the previous Contract Year and the interest credited to the Borrowed Fund during the previous Contract Year.

No charges are currently made to the Separate Account for federal, state or local taxes that SELIC incurs which may be attributable to the Separate Account. However, SELIC may impose such a charge in the future to provide for any tax liability of the Separate Account.

Investment advisory fees and operating expenses of each Underlying Portfolio are paid by such portfolio, and are reflected in the Separate Account Value of a Contract.

At the Contract Holder's request, SELIC will provide an illustrative report in addition to the reports it customarily provides. Depending upon the type and complexity of the requested report, SELIC may charge a reasonable fee not to exceed $50.

CONTRACT LOANS

The Contract Holder may obtain a Contract Loan under the Contract on any Monthiversary. There is a maximum amount that may be borrowed, and interest will be charged for any amount borrowed in accordance with the Contract Loan interest rate option selected by the Contract Holder in the Application or as subsequently changed. (See "Contract Loan Privilege").

Contract Loans are deducted from the amount payable on surrender of the Contract and are also deducted from any Death Benefit proceeds. Contract Loan interest accrues daily, and if it is not repaid each year, it is capitalized and added to the Contract Loan. Depending upon the investment performance of the Available Divisions and the amounts borrowed, Contract Loans may cause a Contract to lapse. If the Contract lapses with a Contract Loan outstanding, adverse tax consequences may result. A Contract Loan may also have other Federal income tax consequences. (See "Federal Income Tax Considerations").

SURRENDER AND PARTIAL WITHDRAWALS

While the Insured is alive, the Contract may be surrendered at any time for its Net Cash Value upon written request to SELIC's Home Office. To the extent that the Insurance Account Value is allocated to the Available Divisions of the Separate Account, SELIC does not guarantee any minimum Net Cash Value. Partial withdrawals of Net Cash Value are permitted, subject to certain restrictions. (See "The Contract -- Surrender and Partial Withdrawals").

A surrender or partial withdrawal may have Federal income tax consequences. (See "Federal Income Tax Considerations").

TERMINATION

The Contract does not automatically terminate for failure to pay subsequent Premiums. However, the Contract may terminate prior to its Maturity Date if there is insufficient Net Cash Value to pay Monthly Charges. (See "Termination").

ILLUSTRATIONS

Illustrations in this prospectus or used in connection with the purchase of a Contract are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only, and should not be deemed to be a representation of past or potential investment performance. Actual rates of return may be more or less than those in the illustrations and, therefore, actual values will be different than those illustrated.

REPLACEMENT OF EXISTING COVERAGE

Before purchasing a Contract, a prospective Contract Holder should consider whether changing, or adding to, current insurance coverage would be advantageous. Generally, it is not advisable to purchase another insurance contract as a replacement for existing coverage. In particular, replacement should be carefully considered if the decision to replace the coverage is based solely on a comparison of contract illustrations.

TAX CONSIDERATIONS

SELIC intends for the Contract to satisfy the definition of life insurance contract under section 7702 of the Internal Revenue Code. Under certain circumstances, a Contract may be a "modified endowment contract" under federal tax law, depending upon the amount of payments made in relation to the death benefit provided under the Contract. SELIC will monitor Contracts and will attempt to notify a Contract Holder on a timely basis if his or her Contract is in jeopardy of becoming a modified endowment contract.

The status under the Internal Revenue Code of Contracts issued with a Supplemental Term Insurance Rider, or a Joint and Last Survivor Rider, is less clear. For further discussion of the tax status of a Contract and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see "Federal Income Tax Considerations."

FREE LOOK AND CONVERSION RIGHTS

In most states, the Contract may be canceled at any time within 10 days after it is received by the Contract Holder, 10 days after SELIC mails or personally delivers the Notice of Withdrawal Right to the Contract Holder, or within 45 days after the date of the Application, whichever is later. The Contract must be returned to SELIC at its Home Office along with written notice of cancellation. If the Contract is canceled, it will be as though the Contract had never been issued. A refund will be paid if the Contract is canceled. The refund will equal any Premium(s) paid, minus any partial withdrawals taken and any Contract Loans together with accrued but unpaid Contract Loan interest.

Once issued and as long as the Contract is in force, a Contract Holder may during the first 24 months transfer all of the Insurance Account Value out of the Separate Account and into the Fixed Fund, and receive fixed and guaranteed benefits under the Contract. Once this right is exercised, no transfers out of the Fixed Fund will be allowed and all Net Premiums paid after the election will be allocated to the Fixed Fund. (See "Additional Provisions of The Contract -- Conversion Rights").


                        INFORMATION ABOUT SELIC


SELIC is a stock life insurance company domiciled in New York. It is a wholly-owned subsidiary of General American Life Insurance Company ("General American"), a life insurance company domiciled in Missouri. General American is, in turn, wholly-owned by GenAmerica Corporation, an intermediate stock holding company, which is, in turn, wholly-owned by General American Mutual Holding Company, a mutual holding company organized under Missouri law.


SELIC was established in 1983 as a wholly-owned subsidiary of Security Mutual Life Insurance Company of New York. It was purchased by General American on December 31, 1993.

General American commenced operations in 1933 as a stock company and was converted to a mutual company in a process that ended in 1946. General American is principally engaged in issuing individual and group life and health insurance contracts and annuity products. It is admitted to do business in 49 states, the District of

Columbia, and 10 Canadian provinces. The principal offices of General American are located in St. Louis, Missouri.

SELIC is admitted to sell life insurance and annuities in 40 states and the District of Columbia. SELIC concentrates on sales of corporate owned life insurance products in all of these jurisdictions and sales of individual products to residents of New York.


                        THE SEPARATE ACCOUNT

Security Equity Life Insurance Company Separate Account 13 (the "Separate Account") was established by SELIC as a Separate Investment Account on December 30, 1994. The Separate Account will receive and invest the Net Premiums paid under this Contract and allocated to it. In addition, the Separate Account may receive and invest Net Premiums for other flexible premium variable life insurance contracts that might be issued by SELIC.

The Separate Account is currently divided into a number of Divisions. Not all Divisions are available for allocation of Net Premiums and transfers under the Contract. Each Available Division invests exclusively in shares of an Underlying Portfolio listed in Appendix A. Both realized and unrealized gains or losses and income from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or from any other business SELIC may conduct.

Obligations to Contract Holders and Beneficiaries that arise under the Contract are obligations of SELIC. SELIC owns the assets of the Separate Account. Those assets will only be used to support variable life insurance contracts and for any other purposes permitted by applicable laws and regulations. The portion of the assets of the Separate Account equal to the reserves and other contract liabilities with respect to the Separate Account will not be charged with liabilities that arise from any other business SELIC may conduct. SELIC may, however, transfer from the Separate Account to its General Account assets that exceed the reserves and other contract liabilities in respect of the Separate Account.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Separate Account meets the definition of a "separate account" under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices of the Separate Account, the Contracts, or SELIC by the Commission.

THERE IS NO ASSURANCE THAT THE STATED OBJECTIVES OF ANY UNDERLYING PORTFOLIO WILL BE ACHIEVED.

Detailed information concerning the investment objectives, techniques and restrictions pertaining to each Underlying Portfolio, and the expenses, investment advisory services, and risks attendant to allocating Insurance Account Value to each Underlying Portfolio, can be found in the current prospectus with respect to each Underlying Portfolio, which accompanies this Prospectus, and the current Statement of Additional Information for each Underlying Portfolio. Such information has been prepared by the Underlying Portfolio or the investment company of which it is a part, and SELIC is not responsible for preparing this information. The Underlying Portfolio prospectuses should be read carefully before any decision is made concerning the allocation of Premium payments or transfers among the Available Divisions.

Not all of the investment portfolios described in the accompanying prospectuses are necessarily available under the Contract. Moreover, SELIC cannot guarantee that each Underlying Portfolio will always be available for the Contract. In the unlikely event that an Underlying Portfolio becomes unavailable, SELIC will attempt to secure the availability of a comparable Underlying Portfolio. Shares and units of each Underlying Portfolio are purchased and redeemed at Net Asset Value, without a sales charge.

One or more of the Underlying Portfolios are available for investment by both variable life insurance and variable annuity separate accounts. It is conceivable that in the future it may be disadvantageous for both variable life and variable annuity separate accounts to invest simultaneously in an Underlying Portfolio that sells its shares to both types of separate accounts. The Board of Directors or Trustees of such Underlying Portfolios, the respective investment advisers of each Underlying Portfolio, and SELIC are required to monitor events to identify any material irreconcilable conflicts that may possibly arise, and to determine what action, if any, should be taken in response to those events of conflicts. Material conflicts could arise from such things as changes in state insurance laws, changes in federal income tax laws, changes in the investment management of an Underlying Portfolio, or differences in the voting instructions given by variable annuity contract owners and variable life insurance contract owners. In the event of a material irreconcilable conflict, SELIC will take steps necessary to protect our Contract Holders. This could include discontinuance of investment in an Underlying Portfolio.


                            THE CONTRACT

The Contract is a flexible premium variable life insurance contract that provides insurance on the life of an Insured. A Contract may be sold together with other related Contracts forming a Case. See Appendix B for modifications to this Section in the event that a Joint and Last Survivor Rider and/or a Supplemental Term Insurance Rider is added to the Contract.

AVAILABILITY OF INSURANCE COVERAGE

To be eligible for insurance under the Contract, a prospective Insured must on the Contract Date:

(1)   be at least 20 years of age and no more than 85 years of age;

(2) have elected or consented to be an Insured (if required by SELIC or the Governing Jurisdiction); and

(3) have satisfied any necessary underwriting requirements of SELIC (see "Charges and Deductions -- Monthly Charges -- Cost of Insurance Charge").

A Contract can be issued if the Contract Holder:

(1) provides SELIC with the data it requires including, but not limited to the prospective Insured's name, address, social security number, sex, date of birth, smoker/nonsmoker status, and citizenship (SELIC may also require submission of related documents that have been completed by the prospective Insured);

(2) requests Total Insurance Coverage at least equal to the Minimum Insurance Coverage for an Insured;

(3)   designates the Beneficiary under the Contract; and

(4)   pays the initial Minimum Premium for the first Contract Year.

Insurance coverage generally begins on the Issue Date for the Contract. Temporary life insurance coverage may be provided under the terms of a temporary insurance agreement. In accordance with SELIC's underwriting rules, temporary life insurance coverage may not exceed the greater of $100,000 or two times the Premium paid, and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any Death Benefit under such temporary coverage will only be paid if the Insured meets SELIC's usual and customary underwriting standards for the applied-for coverage under the Contract (see "Charges and Deductions -- Monthly Charges -- Cost of Insurance Charge").

As provided for under state insurance law, a Contract Holder, to preserve insurance age of the Insured, may be permitted to backdate the Contract. In no case may the Contract Date be more than six months prior to the date that the Application was completed. If any Contract in a Case is backdated, then all Contracts in the Case must be backdated to the same date. Monthly Charges for the backdated period will be deducted as of the Contract Date, and each Monthiversary thereafter.

For modifications to this Section for Joint Insureds, see Appendix B -- "Joint and Last Survivor Rider."

EVIDENCE OF INSURABILITY

SELIC may require medical evidence of insurability for any Contract that does not meet SELIC's guaranteed issue or simplified issue standards when the Contract is issued. (See "Charges and Deductions -- Monthly Charges -- Cost of Insurance Charge"). Medical evidence of insurability may also be required for any transaction that increases the Net Amount at Risk for the Contract. Transactions that increase the Net Amount at Risk may include but are not limited to: payment of subsequent Premiums, change of Death Benefit Option, change of Face Amount, partial withdrawals, and reinstatement of a Contract.

For modifications to this section for Joint Insureds, see Appendix B -- Last Survivor Rider.

PREMIUMS

Premiums are the payments made to SELIC under the Contract to purchase insurance on the life of the Insured and to contribute to the Insurance Account Value of the Contract. All Premiums are payable to SELIC at its Home Office. A Premium Load is deducted from any Premium received by SELIC prior to its allocation to the Separate Account or to the Fixed Fund. The resulting amount is the Net Premium. The applicable Premium Load percentage depends upon the Case to which the Contract belongs, whether the Premium consists of Target Premium or Excess Premium, and the Contract Year in which the Premium is paid. (See "Charges and Deductions -- Premium Load).

Premiums may consist of Target Premium, Excess Premium or both. The Target Premium depends upon the Insured's Issue Age, sex, underwriting class and Face Amount. The Target Premium for the initial Face Amount is determined to be the level annual premium payable to age 100 for a level death benefit that under guaranteed cost of insurance rates and guaranteed policy expense charges and a 4.00% net interest rate (after the M&E charge) the cash value will accumulate to equal the initial Face Amount at age 100. The Target Premium is determined on the Issue Date. It is not recalculated if there is an increase in the Face Amount. It is recalculated if there is a decrease in the Face Amount, but only if the new Face Amount is below the initial Face Amount.

SELIC has the right to refund promptly any amount of Premium paid if necessary to keep the Contract in compliance with state and federal laws, including federal income tax laws. In particular, if a Contract Holder pays Premium amounts during the first Contract Year significantly in excess of the Planned Renewal Premium, SELIC reserves the right to refund promptly part or all of such excess if applicable state insurance law restricts the amount of commissions that would otherwise be payable to the writing agent in connection with part or all of such Premium amounts.

SELIC will not issue the Contract unless it receives a Premium payment at least equal to the initial Minimum Premium amount. The initial Minimum Premium under the Contract is equal to twelve times the Monthly Charges due under the Contract in the first Contract Month, plus any applicable Premium Load. SELIC may, in its sole discretion, require a reduced initial Minimum Premium in connection with the purchase of Contracts sold by licensed agents of SELIC that are also registered representatives of Walnut Street Securities, Inc. ("Walnut Street"), the distributor of the Contracts, or selected broker-dealers or through banks that have entered into written sales agreements with Walnut Street.

After the Initial Premium has been received and accepted by SELIC, the Contract Holder may pay subsequent Premiums on any Valuation Day provided that each subsequent Premium is at least $50 per Contract. All payments received by SELIC from the Contract Holder will be credited to the Contract as Premiums, unless the Contract Holder specifies that such payments are Contract Loan repayments. Subsequent Premiums may cause a Contract that was not classified as a "modified endowment contract" to become classified as such a contract. SELIC will take steps to monitor subsequent Premiums, and will notify a Contract Holder if a subsequent Premium, or a portion thereof, would cause a Contract to become a modified endowment contract. (See "Federal Income Tax Considerations -- Modified Endowment Contracts").

ALLOCATION OF NET PREMIUMS: Generally, the initial Net Premium will be credited to the Money Market Division of the Separate Account and the Insurance Account Value will begin to vary with investment experience on the Valuation Day next following receipt of the initial payment at the Home
Office. However, in situations where SELIC receives the initial payment with the application and underwriting is required, then the payment will be held on deposit in SELIC's General Account until underwriting is completed and the Contract is issued (the Issue Date). Any Net Premiums received during the
Free Look period will be allocated to the Money Market Division. At the end of such period, Separate Account Value will be allocated to or among any of the Available Divisions and the Fixed Fund, in accordance with the Contract Holder's allocation instructions set forth in the Application, or as subsequently changed prior to the end of the Free Look period. No allocation or transfer instructions received from the Contract Holder in the Application or during the Free Look period will be acted upon until the Free Look period has expired. The duration of the Free Look period depends upon the law of a Contract's Governing Jurisdiction. The Free Look period under a Contract will expire after the number of days provided for in the applicable Governing Jurisdiction's Free Look period has elapsed following the date the Contract is delivered to the Contract Holder, as evidenced by a signed delivery receipt or certified mail return receipt, or if later, 10 days after SELIC mails or personally delivers the Notice of Withdrawal Right to the Contract Holder, or 45 days after the Application is signed. Transfer of money to the Available Divisions and, or the Fixed Fund specified by the Contract Holder will occur at the expiration of the Free Look period.

Net Premiums received after the Free Look period expires will be allocated among the Available Divisions and the Fixed Fund in accordance with the Contract Holder's instructions. Net Premiums that are received prior to the Valuation Time on any Valuation Day will be allocated as of the date they are received. Net Premiums received after such time will be allocated on the next Valuation Day.

The maximum number of Available Divisions to which the Contract's Separate Account Value may be allocated at any one time is five; amounts can also be allocated to the Fixed Fund. If no instructions accompany a Premium, the resulting Net Premium will be allocated to the Available Divisions and the Fixed Fund in the same proportions as stated in the most recently recorded Premium allocation instructions SELIC received from the Contract Holder.

The allocation of subsequent Premiums may be changed at any time upon SELIC's receipt of written notice from the Contract Holder.

PREMIUMS TO PREVENT LAPSE: If the Contract is in danger of lapsing because the Net Cash Value is insufficient to pay the Monthly Charges for the Contract on a Monthiversary, the amount of Premium that must be paid to prevent lapse will be equal to three times the Monthly Charges then due plus any applicable Premium Load. (See "Termination -- Termination for Insufficient Cash Value"). SELIC will send a notice to a Contract Holder when such Premiums are required to keep the Contract in force.

PREMIUMS TO REINSTATE A CONTRACT: When a Contract has lapsed due to insufficient Net Cash Value, the amount of Premium that must be paid to reinstate insurance coverage will be equal to the Monthly Charges due and unpaid at the time of lapse, plus three times the Monthly Charges due at the time of reinstatement, plus any applicable Premium Load. (See "Termination -- Reinstatement of a Contract Terminated for Insufficient Value). When the Contract has terminated, SELIC will send a notice specifying the Premiums that are required to be paid to reinstate the Contract.


                                    -23

CONTRACT VALUES

The Insurance Account Value of the Contract is equal to the total amounts of the Insurance Account Value in each Available Division of the Separate Account, the Insurance Account Value in the Fixed Fund, and the Insurance Account Value in the Borrowed Fund.

The Insurance Account Value allocated to each Available Division is measured in "Accumulation Units." The value of an Accumulation Unit is determined as of the Valuation Time on each Valuation Day. The value of any unit will vary from Valuation Day to Valuation Day to reflect the investment performance of the Available Division applicable to that Accumulation Unit.

The value of an Accumulation Unit in each Available Division is arbitrarily set at $1.00 on the first Valuation Day for that Available Division. The value of any Accumulation Unit on any subsequent Valuation Day is equal to its value on the preceding Valuation Day multiplied by that Available Division's Net Investment Factor for the Valuation Period. The Net Investment Factor for an Available Division for a Valuation Period equals the "gross investment rate" for such period plus one and minus the Mortality and Expense Risk Charge for that Valuation Period.

The "gross investment rate" of an Available Division for any Valuation Period is equal to the net earnings of that Available Division during the Valuation Period, divided by the value of the total assets of that Available Division at the beginning of the Valuation Period. The net earnings of each Available Division during a Valuation Period are equal to the accrued investment income and capital gains and losses (realized and unrealized) of that Available Division, reduced by any amount charged against that Available Division for premium taxes or other governmental charges paid or reserved by SELIC during that Valuation Period.

The "gross investment rate" and net earnings of each Available Division will be determined by SELIC in accordance with generally accepted accounting principles and applicable laws, rules and regulations.

Transactions which require the crediting and canceling of Accumulation Units will be processed as of the Valuation Time on the Valuation Day in which the transaction is effected. Premium payments, and requests for Contract Loans, withdrawals, transfers, or any other transaction, received in proper form before the Valuation Time on a Valuation Day will be effected as of the Valuation Time on the day that the Premium payment, or transaction request, is received. Premium payments, and transaction requests, received in proper form after the Valuation Time on a Valuation Day, will be effected as of the Valuation Time of the following Valuation Day.

The Insurance Account Value in the Money Market Division on the Issue Date is equal to the Premium paid on that date, less any applicable Premium Load less:

(1)   Cost of Insurance Charges;

(2)   Administration Charges;

(3) Any charges that are deducted from the Insurance Account Value for benefits provided by Contract riders;

(4)   Underwriting Charges, if any; and

(5)   Charges for Special Insurance Class Rating, if any.

The Insurance Account Value in each Available Division as of the Valuation Time on any subsequent Valuation Day is equal to the Insurance Account Value in that Available Division on the prior Valuation Day plus:

(1)   Any new Net Premium allocated to that Available Division;

(2) Any amounts transferred to that Available Division from another Available Division, the Fixed Fund or the Borrowed Fund; and

(3) Any increase in value of the Available Division's investments due to investment results (net of Daily Charges);

and less:

(1) Any amounts transferred from that Available Division to another Available Division, the Fixed Fund or the Borrowed Fund;

(2) Any decrease in the value of the Available Division's investments due to investment results net of Daily Charges;

(3) The Cost of Insurance Charges allocated to that Available Division (deducted only on a Monthiversary);

(4) The Administration Charges allocated to that Available Division (deducted only on a Monthiversary);

(5) Any partial withdrawals taken from such Contract and allocated to that Available Division;

(6) Any charges allocated to that Available Division that are deducted from the Insurance Account Value for benefits provided by Contract riders;

(7)   Any Underwriting Charges allocated to that Available Division;

(8) Any charges for Special Insurance Class Rating allocated to that Available Division (deducted only on a Monthiversary); and

(9) Any other charges allocated to that Available Division as stated in the Contract.

For more information regarding the charges and expenses deducted under the Contract, see "Charges and Deduction." For more information regarding the impact that Contract Loans can have on Insurance Account Value and Net Cash Value, see "The Contract -- Contract Loan Privilege."

For description of the Insurance Account Value in the Fixed Fund and the Borrowed Fund, see "The Contract -- The Fixed Fund" and "Contract Loan Privilege."

TRANSFERS

The Contract provides that all or part of the Insurance Account Value (except amounts in the Borrowed Fund) may be transferred between or among Available Divisions and the Fixed Fund on any Valuation Day subject to the following limitations:

(a) The Insurance Account Value cannot be allocated to more than five Available Divisions and the Fixed Fund at any one time;

(b)   Transfer requests must be in writing and in a form acceptable to SELIC;

(c) Except as described below, only one transfer is permitted in each Contract Year;

(d) SELIC reserves the right to limit the amount of any transfer. Transfers from or among the Available Divisions must be in amounts of at least $500, or, if smaller, the Insurance Account Value in an Available Division; and

(e) Transfers to the Fixed Fund may be limited. Insurance Account Value in the Fixed Fund after any transfer to the Fixed Fund may be no greater than the amount specified in the Contract. (See "The Fixed Fund -- Allocation of Amounts to the Fixed Fund").

Transfers from the Fixed Fund are also subject to the following limitations:

(a) The transfer must be made in the 30 day period following a Contract Anniversary; and

(b) The amount transferred may be no larger than 25% of the Insurance Account Value in the Fixed Fund on the date of the transfer.

Transfers may be requested by dollar amount or whole percentage. SELIC will execute a transfer only upon receipt of a properly executed transfer request. Written confirmation of each transfer will be sent to the Contract Holder.

Notwithstanding the above limitations, which are set forth in the Contract, SELIC will, as a matter of administrative practice, allow up to 12 transfers per year between or among Available Divisions. Contract Holders will be notified in advance if this administrative practice is changed or eliminated. For purposes of calculating the number of transfers requested in any Contract Year, all transfer requests received on the same Valuation Day will be counted as one transfer request. Transfers effected in connection with Contract Loans will not be counted for purposes of the limitations on the amount or frequency of transfers permitted in each Contract Year.

CONTRACT LOAN PRIVILEGE

The Contract Holder may request a loan against the Contract. The Contract must be assigned to the Company as the sole security for the Contract Loan.
A Contract Loan may take place on any Valuation Day. An amount equal to the amount borrowed will be transferred from the Separate Account and the Fixed Fund to the Borrowed Fund. The Borrowed Fund is a portion of SELIC's General Account reserved for amounts held as collateral for Contract Loans. A Contract Loan from, or secured by, the Contract may have federal income tax consequences. In particular, if the Contract is a "modified endowment contract" loans may be currently taxable and subject to a 10% penalty tax. (See "Federal Income Tax Considerations").

SOURCE OF CONTRACT LOAN: Insurance Account Value equal to each Contract Loan will be transferred to the Borrowed Fund, reducing the Insurance Account Value in the Separate Account and the Fixed Fund. Unless other specific instructions are received from the Contract Holder, the Contract Loan will be taken from the Available Divisions of the Separate Account and the Fixed Fund in proportion to the amount of the Contract Holder's then current Insurance Account Value in each Available Division of the Separate Account and Fixed Fund.

The maximum total of Contract Loans for each Contract is equal to the Insurance Account Value less the sum of the following:

(1)   The Minimum Net Premium for the current Contract Year;

(2) The outstanding Contract Loan amount together with interest accrued but unpaid; and

(3)   Contract Loan interest charges until the next Contract Anniversary.

If a Contract Loan is requested that would cause this maximum to be exceeded, SELIC will not process the request.

CONTRACT LOAN INTEREST: Contract Loan interest accrues daily and is due on each Contract Anniversary. If it is not paid when due, the Contract Loan interest will be added to the Contract Loan and, as part of the Contract Loan, will bear the same interest rate. Any Contract Loan interest capitalized on a Contract Anniversary will be treated as if it was a new Contract Loan and will be transferred from the Available Division of the Separate Account and Fixed Fund in proportion to the Insurance Account Value therein.

A fixed Contract Loan interest rate option or a variable Contract Loan interest rate option may be elected. This option may be changed by the Contract Holder on any Contract Anniversary. Written notice of the change must be received at SELIC's Home Office no more than 90 days nor less than 30 days prior to such Contract Anniversary. The Contract Loan interest rate options are as follows:

Fixed Contract Loan Interest Rate.  If a Fixed Contract Loan Interest Rate
---------------------------------
option is selected and a Contract Loan is outstanding, a fixed Contract Loan interest rate of 6.00% will be assessed annually in arrears and added to the Contract Loan principal on the Contract Anniversary.

Variable Contract Loan Interest Rate.  On each Contract Anniversary, SELIC
------------------------------------
will declare the Variable Contract Loan Interest Rate that will apply to outstanding Contract Loans for the next Contract Year. This rate will equal the higher of a) or b), where a) is the Monthly Average of the Composite Yield on Corporate Bonds as published by Moody's Investor Service, Inc. (or, if it is no longer published, a substantially similar average) for the calendar month ending two months before the Contract Year begins, and b) is 4.50%. If the rate calculated according to this formula is not at least .50% higher than the rate in effect for the previous year, SELIC will not increase the rate. If the rate calculated is at least .50% lower than the rate in effect for the previous year, SELIC will decrease the rate.

If the Variable Contract Loan Interest Rate option is selected, SELIC will inform the Contract Holder of the current Variable Contract Loan Interest Rate at the time a Contract Loan is made. The current Variable Contract Loan Interest Rate can be changed by SELIC on any Contract Anniversary, but the rate will never exceed the maximum Contract Loan interest rate permitted by the law of the Governing Jurisdiction.

INTEREST ON BORROWED FUND: Interest will be credited to amounts held in the Borrowed Fund as collateral for Contract Loans. This rate of interest credited on the Borrowed Fund will be at least equal to an annual effective rate of 4.00%.

For the Fixed Contract Loan Interest Rate option, the rate of interest credited on the Borrowed Fund is currently set equal to 5.65%. If a Variable Contract Loan Interest Rate option is chosen, SELIC currently anticipates that the rate of interest credited on the Borrowed Fund will equal the Variable Contract Loan Interest Rate less a "loan interest spread" of .35%. This "loan interest spread" is guaranteed never to exceed .50%. The Borrowed Fund crediting rate may not be changed more frequently than annually. Any change in the Borrowed Fund crediting rate for the Contract will be effective on a Contract Anniversary. The Contract Holder will be notified in advance of any such change.

Interest credited to the Borrowed Fund will be transferred to the Available Divisions of the Separate Account and Fixed Fund on each Contract
Anniversary. The amount so transferred will be allocated among the Available Divisions of the Separate Accounts and Fixed Fund in proportion to the Insurance Account Value in each Available Division of the Separate Account and Fixed Fund.

If Contract Loan interest due for the previous Contract Year has not been paid when due, then on the Contract Anniversary, the Insurance Account Value attributable to the Separate Account and Fixed Fund will be reduced by the difference between the Contract Loan interest due and unpaid for the previous Contract Year, and the interest credited to the Borrowed Fund during the previous Contract Year.

On any given day the Insurance Account Value in the Borrowed Fund will be equal to the Insurance Account Value in the Borrowed Fund on the previous day plus:

(1) Any new amounts transferred to the Borrowed Fund from the Separate Account and Fixed Fund due to new Contract Loans and/or capitalized Contract Loan Interest; and

(2)   Any interest credited to the Borrowed Fund.

and less:

(1) Any amounts transferred from the Borrowed Fund to the Separate Account and/or Fixed Fund due to Contract Loan repayments or the transfer of interest credited to the Borrowed Fund on a Contract Anniversary.

REPAYMENT: All funds received by SELIC will be credited to the Contract as Premiums unless clearly designated as a Contract Loan repayment by the Contract Holder.

All or part of the Contract Loan plus accrued Contract Loan interest may be repaid at any time while the Contract is in force.

Any repayment of a Contract Loan will result in the transfer of values equal to the repayment out of the Borrowed Fund and the application of those values to the Available Divisions of the Separate Account and Fixed Fund. Unless other specific instructions are received from the Contract Holder, these values will be applied to the Separate Account's Available Divisions and the Fixed Fund in proportion to the amount of the Contract Holder's then current Insurance Account Value in each Available Division of the Separate Account and Fixed Fund.

SURRENDER AND PARTIAL WITHDRAWALS

At any time during the lifetime of the Insured and while the Contract is in force, the Contract may be surrendered for its Net Cash Value on any Valuation Date. The Contract Holder must request a surrender in writing and in a form acceptable to SELIC. On surrender, SELIC will pay to the Contract Holder in a single sum the Contract's Net Cash Value as of the Valuation Day during which a proper surrender request is received. A Contract's Net Cash Value is the Insurance Account Value less any outstanding Contract Loan and accrued and unpaid Contract Loan interest. If a proper surrender request is received on a Monthiversary, then Monthly Charges will not be deducted on that Monthiversary. A surrender may have Federal income tax consequences. (See "Federal Income Tax Considerations"). Once the Contract is surrendered, SELIC's obligations under the Contract will cease. (See "Termination").

The Contract Holder may also request partial withdrawals of Net Cash Value from one or more Available Divisions and the Fixed Fund. The withdrawal must be requested by the Contract Holder in writing on a form acceptable to SELIC. Unless other specific instructions are received from the Contract Holder, the withdrawal will be taken from each Available Division and the Fixed Fund in proportion to the Contract Holder's then current Insurance Account Value in each Available Division and the Fixed Fund. (See "The Fixed Fund").

Surrender and partial withdrawal proceeds will generally be paid to the Contract Holder within seven days. (See "Additional Provisions of the Contract -- Availability of Funds" and "The Fixed Fund").

The Contract Holder may withdraw any amount of at least $1,000 per withdrawal and up to the Contract's maximum withdrawal amount. The maximum withdrawal amount for the Contract is equal to the Insurance Account Value less the sum of the following:

(1)   The Minimum Net Premium for the current Contract Year;

(2) The outstanding Contract Loan amount together with the unpaid accrued Contract Loan interest on the Contract Loan amount; and

(3) Contract Loan interest on the Contract Loan amount until the next Contract Anniversary.

Partial withdrawals may increase the Net Amount at Risk, resulting in higher Cost of Insurance Charges under the Contract.

The Death Benefit and Face Amount may be adjusted at the time a partial withdrawal is taken, based on the amount withdrawn, the Death Benefit Option then in effect for the Contract, and the Insurance Account Value. If the Face Amount is reduced, the reduction in Face Amount for Death Benefit Option 1 or Death Benefit Option 3 will be equal to the amount of the withdrawal. The Total Insurance Coverage remaining after the partial withdrawal may not be less than the Minimum Insurance Coverage. A partial withdrawal request that would reduce the Total Insurance Coverage below this minimum will not be effected. If the Face Amount reflects previous Face Amount increases at the time of a partial withdrawal which causes a reduction in Face Amount, then partial withdrawals will be applied first to reduce the Initial Face Amount, and then to each Face Amount increase in order, starting with the first increase

A partial withdrawal that decreases the Face Amount of the Contract will result in a recalculation of the Target Premium, and generally will decrease the Target Premium for future Contract Years.

A partial withdrawal may have Federal income tax consequences. (See "Federal Income Tax Considerations").

Split Dollar Exception: Notwithstanding the above limitations, SELIC will, as a matter of administrative practice, at the time of a split dollar rollout, allow the owner of a Death Benefit Option 3 Contract, the option of reducing the accumulated Premiums before reducing the Face Amount. If the withdrawal is greater than the accumulated Premiums, a reduction in Face Amount will occur for the amount in excess of the accumulated Premiums.

DEATH BENEFITS UNDER THE CONTRACT

If the Insured dies while the Contract is in force, a Death Benefit is payable to the Beneficiary when SELIC receives due proof of death and any other requirements are satisfied. The amount of the Death Benefit payable depends on the Death Benefit Option selected for the Contract by the Contract Holder and in effect on the date of death of the Insured, and is adjusted for outstanding Contract Loans and unpaid charges. (See "Payment of Death Benefits"). The amount of the Death Benefit will be determined at the end of the Valuation Period during which the Insured's death occurred. The Death Benefit will be paid to the surviving Beneficiary or Beneficiaries specified in the Application or as subsequently changed. The Death Benefit under each Death Benefit Option will never be less than the Contract's Face Amount as long as the Contract remains in force. For modifications to this Section for Joint Insureds, see Appendix B -- "Joint and Last Survivor Rider."

DEATH BENEFIT OPTIONS: The Contract Holder may select one of the following Death Benefit Options:

Option 1:      The Face Amount in effect at the date of death;

Option 2:      The Face Amount plus the Insurance Account Value in effect at the date of death; or

Option 3:      The Face Amount in effect at the date of death, plus the
               accumulated Premiums paid under the Contract up to the date of death. In calculating the Death Benefit under this option, the Premiums are accumulated from the date such Premiums were credited to the Insurance Account Value to the date of death, at a rate equal to the Death Benefit Option Accumulation Rate shown in the Contract. This rate, which is selected by the Contract Holder and subject to approval by SELIC, may be as low as 0%, and does not have a maximum cap. A higher Death Benefit
               Option Accumulation Rate will result in higher Cost of Insurance Charges under a Contract.

To ensure that the Contract will qualify as life insurance under the Internal Revenue Code, the Total Insurance Coverage will never be less than the Minimum Death Benefit. The Minimum Death Benefit is equal to the Insurance Account Value on the date of death multiplied by the appropriate Minimum Death Benefit Factor as set forth in the Contract. Currently SELIC calculates the Minimum Death Benefit Factor in accordance with Section 7702(a)(1) of the Internal Revenue Code ("The Cash Value Accumulation Test"). In the future SELIC may offer Contracts that will use Minimum Death Benefit Factors and Premium limitations calculated in accordance with Section 7702(a)(2) of the Internal Revenue Code ("The Guideline Premium Test"). Once a Contract is issued complying with either "The Cash Value Accumulation Test" or "The

Guideline Premium Test" that test and the Minimum Death Benefit Factors will be employed throughout the life of the Contract.

A table of representative Minimum Death Benefit Factors follows:

========================================================
            MINIMUM DEATH BENEFIT FACTORS
--------------------------------------------------------
                                      UNISEX
          AGE                        UNISMOKE
========================================================
           25                          5.79
--------------------------------------------------------
           30                          4.93
--------------------------------------------------------
           35                          4.18
--------------------------------------------------------
           40                          3.55
--------------------------------------------------------
           45                          3.03
--------------------------------------------------------
           50                          2.60
--------------------------------------------------------
           55                          2.25
--------------------------------------------------------
           60                          1.97
--------------------------------------------------------
           65                          1.74
--------------------------------------------------------
           70                          1.56
========================================================



Under Death Benefit Option 1 and Death Benefit Option 3, positive investment performance (if any) will be reflected in Insurance Account Value, but not in the Death Benefit, unless the Death Benefit equals the Minimum Death Benefit. Under Death Benefit Option 2, the amount of Death Benefit will always vary as the Insurance Account Value varies, but will never be less than the Face Amount. In general, if Death Benefit Option 2 is selected, positive investment performance (if any) will be reflected in the Death Benefit.

Subject to certain limitations, the Contract Holder may change the Death Benefit Option for the Contract while the Contract is in effect by notifying SELIC in writing. If SELIC approves the change, it will take effect on the next Contract Anniversary that is at least 30 days after all the required information has been provided to SELIC. The Cost of Insurance Charges for the Contract will be adjusted to provide for the change. No such change will be effective if the Insured dies before the effective date of the change.

Changing the Contract's Death Benefit Option may result in either an increase or decrease in the Face Amount. If the Face Amount increases, SELIC may require satisfactory evidence of insurability. If the Face Amount decreases, the order in which the Face Amount is reduced is assessed in the same manner as a decrease in Face Amount. (See "Face Amount"). Any change in the Death Benefit Option will not be effected if it would result in Total Insurance Coverage that is less than the Minimum Insurance Coverage of the Contract. SELIC also reserves the right not to effect a requested change in Face Amount if the change would result in the Contract not satisfying the requirements of the Internal Revenue Code of 1986, as amended.

A change in the Death Benefit Option will not result in an immediate change in the amount of a Contract's Death Benefit or Insurance Account Value. If a Contract is changed from Death Benefit Option 1 to Death Benefit Option 2, then the Face Amount will equal the Face Amount prior to the change less the Insurance Account Value on the effective date of the change. If a Contract is changed from Death Benefit Option 3 to Death Benefit Option 2, then the Face Amount will equal the Face Amount prior to the change plus the accumulated Premiums less the Insurance Account Value on the effective date of the change. If a Contract is changed from Option 2 or Option 3 to Option 1, then the Face Amount will equal the Death Benefit on the effective date of the change. SELIC may require satisfactory evidence of insurability if the Contract is changed from Option 2 or Option 3 to Option 1. If a Contract is changed from Option 1 to Option 3, then the Face Amount will equal the Face Amount prior to the change less the accumulated Premiums on the effective date of change. If a Contract is changed from Option 2 to Option 3, then the Face Amount will equal the Death Benefit less the accumulated Premiums on the effective date of the change.

A change in Death Benefit Option may affect monthly Cost of Insurance Charges, because the amount of this charge varies with a Contract's Net Amount at Risk. Assuming the Death Benefit is not equal to the Minimum Death Benefit, changing from Option 2 or Option 3 to Option 1 will generally decrease Net Amount at Risk, and therefore decrease Cost of Insurance Charges, on Monthiversaries following the effective date of the change. Changing from Option 1 or Option 3 to Option 2 will generally result in a Net Amount at Risk that remains level; however, under Option 2, Cost of Insurance Charges will increase over time, because cost of insurance rates generally increase with the age of the Insured. Finally a change from Option 1 or Option 2 to Option 3 will result in a Net Amount at Risk that will vary based upon the frequency and amount of Premium payments, as well as the rate at which the Premiums are accumulated. Under Option 3, more frequent and higher premium payments as well as a higher Death Benefit Option Accumulation Rate generally will result in a higher Net Amount at Risk, and therefore higher Cost of Insurance Charges.

FACE AMOUNT: The Minimum Face Amount under a Contract is $10,000. The minimum Total Insurance Coverage is $25,000. The Initial Face Amount and Supplemental Term Insurance Amount will be set forth in the Application. The Contract Holder may, subject to approval of SELIC, change the Face Amount. The Contract Holder must request the change by notifying SELIC in writing, and SELIC reserves the right to require satisfactory evidence of insurability, which may include a medical examination. If SELIC approves the change, it will take effect on the next

Contract Anniversary which is at least 30 days after all the required information has been provided to SELIC. A partial withdrawal may also reduce the Face Amount under a Contract. (See "The Contract -- Surrender and Partial Withdrawals"). Decreases in Face Amount cannot reduce the Total Insurance Coverage to less than the Minimum Insurance Coverage. No such change will be effective if the Insured dies before the date of such change. SELIC reserves the right not to effect a requested change in Face Amount if the change would result in the Contract not satisfying the requirements of the Internal Revenue Code of 1986, as amended. The Net Cash Value immediately following the increase in Face Amount must be sufficient to cover Monthly Charges to be deducted on the next Monthiversary. If Net Cash Value will not be sufficient, an additional Premium will be necessary before the increase in Face Amount will be effected.

If the Face Amount is decreased, and the Contract's Face Amount before the change in Death Benefit Option reflects previous Face Amount increases, then the Face Amount reduction will result first in the reduction of the Face Amount provided by the most recent increase, then the next most recent increase successively, and finally the Initial Face Amount.

A decrease in the Face Amount of the Contract will also result in a recalculation of the Target Premium, and generally will decrease the Target Premium for future Contract Years.

Additional insurance coverage may be available under one or more riders to the Contract, including a Supplemental Term Insurance Rider. (See Appendix B
- "Supplemental Term Insurance Rider"). Under certain circumstances, SELIC may offer Contracts through which insurance coverage is provided primarily through the Supplemental Term Insurance Rider. Because insurance coverage under such riders may be purchased through deductions from Available Divisions and/or the Fixed Fund that are not taken into account in determining Target Premium, there may not be additional Premium Load associated with this coverage. There may be circumstances in which it will be to the Contract Holder's economic advantage to include a significant portion or percentage of coverage under the Supplemental Term Insurance Rider. These circumstances depend on many factors, including the Premium levels and amount and duration of coverage, as well as the age (and, where applicable, sex, smoker status, and/or risk classification) of the Insured. As discussed above, SELIC reserves the right to refund promptly certain Premium amounts paid during the first Contract Year in excess of Planned Renewal Premium amounts. (See "The Contract -- Premiums"). In such cases, SELIC will generally agree to accept such Premium amounts provided that the Contract Holder elects to convert a portion of the Face Amount, as determined by SELIC, to coverage under a Supplemental Term Insurance Rider. Contract Holders should contact their agent for additional information.

A change in Face Amount may have Federal income tax consequences. (See "Federal Income Tax Considerations").

PAYMENT OF DEATH BENEFIT: The amount of any Death Benefit payable is adjusted as follows:

(1) By deducting the amount of any unpaid Monthly Charges against the Insurance Account Value to the date of death (See "Charges and Deductions");

(2) By deducting the amount of any Contract Loans outstanding against the Insurance Account Value on the date of death plus accrued but unpaid interest on such Contract Loans on the date of death (See "The Contract -- Contract Loan Privilege"); and

(3)   By deducting the amount of any unpaid charges provided by rider.

The Death Benefit will usually be paid in a lump sum within seven days of the date due proof of the Insured's death is received by SELIC at its Home Office and any other requirements are satisfied. Payment of any amount of Death Benefit based upon the Separate Account may be delayed, however, during any period that:

(1) The New York Stock Exchange (or its successor) is closed, except for normal weekend or holiday closings, or trading is restricted; or

(2)   The SEC determines that a state of emergency exists.

Settlement of any amounts not based upon the Separate Account will be made not more than six months after due proof of death is received. Interest on Death Benefits will be credited as prescribed by law. Payment of a Death Benefit may be deferred by a separate written agreement between SELIC and the Contract Holder or Beneficiary, subject to SELIC's approval. In such cases, the interest that will be credited will be at least 1.00% per annum.

BENEFICIARY: The Contract Holder may name or change the Beneficiary by sending written notice to SELIC. A Beneficiary may be revocable or irrevocable. An irrevocable Beneficiary may not be changed without his or her consent, and consent is also required prior to the Contract Holder's exercise of certain other rights. There may be different classes of Beneficiaries, such as primary and secondary. These classes set the order of payments. There may be more than one Beneficiary in a class. The Beneficiary designation in effect on the Issue Date is stated in the Contract Application and in any related documents which are attached to and made a part of the Contract.

                        CHARGES AND DEDUCTIONS

Certain charges will be deducted by SELIC from Premiums and from Insurance Account Value as compensation for providing the insurance benefits under the Contract, for administering the Contract, for assuming certain risks, and for incurring certain expenses in distributing the Contract. A prospective purchaser may request personalized hypothetical illustrations of the Contract's Insurance Account Value and Death Benefits. Such hypothetical illustrations will reflect the effect of the charges and deductions under the Contract and may assist a prospective purchaser in understanding the operation of the Contract.

PREMIUM LOAD

Before crediting a Premium to the Available Divisions and/or the Fixed Fund, a Premium Load, consisting of a Distribution Charge, a DAC Tax charge and a Premium Tax Charge, is deducted from that Premium. Premium Load is expressed as a percentage of Premium; the percentage depends upon whether the Premium is Target Premium or Excess Premium, on the Contract Year during which the Premium is paid, and on the Issue Age of the Insured.

DISTRIBUTION CHARGE: The Distribution Charge, which is a sales load, is comprised of a Premium Expense Load and a Commission Charge.

The Premium Expense Load will be deducted from each Premium and will equal a percentage of the Premium. The percentage will be determined based on the sum of the Initial Premiums for all Contracts in a Case, in accordance with the following table:


      SUM OF THE INITIAL PREMIUMS
      OF ALL CONTRACTS IN THE CASE       PREMIUM EXPENSE LOAD
      ----------------------------       --------------------
      Less than $250,000                        2.00%
      $250,000 - $999,999                       1.50%
      $1,000,000 and more                       1.25%


A Commission Charge will be deducted from Premiums paid in each Contract Year up to the Target Premium amount. There is no Commission Charge on any Excess Premium amount paid during a Contract Year. The Commission Charge on Premiums paid in a Contract Year up to the Target Premium amount is based upon the Issue Age of the Insured and the Contract Year as follows:

                   COMMISSION CHARGES DURING CONTRACT YEAR
                   ---------------------------------------
                                    Commission Charge
                 ----------------------------------------------------------
       For          Contract Year     Contract Years      Contract Years
    Issue Ages            1                2-10               11-15
    ----------            -                ----               -----
     20 - 51            28.00%             8.00%              6.00%
     52 - 59            28.00%             6.33%              4.00%
     60 - 67            28.00%             4.66%              4.00%
     68 - 80            19.00%             4.00%              4.00%
     81 - 85            13.00%             4.00%              4.00%


For all Issue Ages the Commission Charge will be 2.00% for Year 16 and thereafter.

For Single Premium Payments, the maximum Commission Charge will be 6.00% of Premium paid. Single Premium Payments are the excess of the Premium received in the first Contract Year over Planned Renewal Premium. Failure to pay Planned Renewal Premium will not automatically result in lapse of the Contract.

The Distribution Charge is intended to compensate SELIC for its expenses in the distribution of the Contracts, including sales commissions, printing prospectuses, preparing sales literature and paying for other promotional activities. To the extent that those expenses are not recovered from the Distribution Charge, those expenses may be recovered from other sources, including profit, if any, the mortality and expense risk charge and mortality gains. In accordance with applicable SEC regulations, Distribution Charge amounts will not exceed nine percent of the sum of the "guideline annual premiums" that would be paid during the period equal to the lesser of 20 years or the anticipated life expectancy of the Insured based on the 1980 Commissioners Standard Ordinary Mortality Table, as defined in such regulations.

For modifications to this section for Joint Insureds, see Appendix B -- "Joint and Last Survivor Rider." For modifications to this section with the addition of a Term Rider, see Appendix B -- Supplemental Term Rider Insurance.

PREMIUM TAX CHARGE:  SELIC also deducts from each Premium a Premium Tax
Charge approximately equal to the taxes that are based on such Premium received under the Contract and that are imposed on SELIC by the state in which the Contract Holder resides or by the state in which the Insured resides. In general, for Cases with one Contract Holder and with less than 500 Contracts, this charge will be determined as to any Contract in accordance with the law of the state in which the Contract Holder resides. For Cases with a greater number of Insureds and one Contract Holder, the amount of the charge as to any Contract will be determined in accordance with the law of the state in which the Insured resides. State premium tax rates currently range from .75% to 5.00%.

DAC TAX CHARGE: SELIC also deducts from each Premium a charge for federal income taxes, equal to 1.00%, which compensates SELIC for an increased federal tax burden resulting from the receipt of Premiums under Section 848 of the Internal Revenue Code. This charge for federal income taxes is reasonable in relation to SELIC's federal tax burden under Section 848 resulting from the receipt of Premiums under the Contracts.

DAILY CHARGES

MORTALITY AND EXPENSE RISK CHARGE: Each Division of the Separate Account is assessed a Mortality and Expense Risk Charge, which will never exceed an annual effective rate of 0.50% of the Contract's Separate Account Value attributable to that Division. Currently, the amount of this charge is an annual effective rate of 0.35% of the Separate Account Value, which is equivalent to 0.000957233% of the Separate Account Value attributable to the Division on a daily basis.

The charge, which is designed to compensate SELIC for the mortality and expense risks it assumes under the Contract, is deducted on a daily basis from the Separate Account's assets.

The mortality risk assumed by SELIC under the Contract is that Insureds may, on average, live for shorter periods of time than estimated and therefore that the Cost of Insurance Charges specified in the Contract will be insufficient to meet actual claims. The expense risk assumed by SELIC under the Contract is the risk that other expenses of issuing and administering the Contract and operating the Separate Account will be greater than the charges imposed under the Contract to cover such expenses. If the money collected from the Mortality and Expense Risk Charge is not needed to cover these risks, it will be SELIC's gain and will be used for any proper purpose. Conversely, if the money collected is insufficient to cover these risks, SELIC will absorb any loss.

MONTHLY CHARGES

As of the Contract Date and on each Monthiversary thereafter, Monthly Charges will be deducted from each Available Division and the Fixed Fund. Monthly Charges consist of the Administration Charge, the Cost of Insurance Charge, charges for additional benefits provided by Contract rider, and charges for
Special Insurance Class Rating, if any.   These charges will be deducted from
each Available Division and the Fixed Fund in proportion to the Insurance Account Value attributable to each Available Division and the Fixed Fund.

ADMINISTRATION CHARGE: On each Monthiversary, a charge is deducted to compensate SELIC for administrative expenses. The current amount of this charge is $4.50 per month per Contract. This charge may change, but is guaranteed not to exceed $8.00 per month per Contract. The Administration Charge is assessed to reimburse SELIC for the expenses associated with the administration and maintenance of the Contract and the Separate Account. SELIC does not expect to profit from this charge.

COST OF INSURANCE CHARGE: A deduction for SELIC's cost of insurance protection is made on each Monthiversary and, unless otherwise specified by the Contract Holder, will be based on unisex and unismoke rates. The cost of insurance rates generally increase as the Insured's Attained Age increases. SELIC also offers rates, upon a Contract Holder's request, that vary based on the sex (except Contracts sold in Montana; See "Unisex Requirements Under Montana Law") and smoker class of the Insured. However, any variation by sex and/or smoker class must be applied on a consistent basis for all Contracts in the applicable Case.

The Cost of Insurance Charge is determined by multiplying the applicable cost of insurance rate by the Net Amount at Risk each Contract Month. Any change in the Net Amount at Risk will affect the total Cost of Insurance Charges deducted from the applicable Insurance Account Value. Since the Net Amount at Risk may not be constant, the charge could vary monthly.

The guaranteed cost of insurance rates will not be greater than the guaranteed maximum cost of insurance rates set forth in the Contract. Those rates, as well as the rates used for Federal income tax purposes, are based on the 1980 Commissioners Standard Ordinary (CSO) Mortality Tables, Age Nearest Birthday that correspond to the applicable sex and smoker blend under the Contract. Current Cost of Insurance Charges may be lower and may be changed. The current Cost of Insurance Charges for the Contract Year are shown in the Contract Holder's annual statement.

SELIC may offer insurance coverage up to $1 million on a guaranteed issue or simplified issue basis under Contracts that meet all the following requirements:

1)    The Case to which the Contract belongs has at least 25 Insureds;

2) Each Insured under the Contracts in the applicable Case must at the time of issue be actively at work for a common Employer for a minimum of 1,000 hours annually;

3) 100% of "eligible persons," defined in a manner acceptable to SELIC, must be named as an Insured under the applicable Case;

4) The Face Amount, and any Supplemental Term Insurance Amount, for each Contract in the applicable Case must be determined in all years by a formula acceptable to SELIC;

5) The Face Amount increases, including any increases in Supplemental Term Insurance Amount, in any given year for any Contract in the applicable Case cannot exceed 10% and the cumulative increase in any Face Amount cannot exceed the smaller of the initial Total Insurance Coverage or $1,000,000;

6) The Contract Holder, Insured and Beneficiary of each Contract in the applicable Case must be either an entity domiciled in the United States or a United States citizen; and

7) The Insured under each Contract in the applicable Case must be between the ages of 20 and 65.

For Simplified Issue Contracts, SELIC requires that certain medical information regarding the prospective Insured be provided in the Application.

SELIC will also offer Contracts on a medically underwritten basis. In these situations, the rating of an Insured will affect the cost of insurance rates. SELIC will offer medically underwritten Contracts on a standard and substandard rating basis. Standard rates will, in general, be less than substandard rates.

For Contracts with applications dated prior to April 29, 1996 and issued on a guaranteed issue or simplified issue basis the Cost of Insurance Charges will vary only by the Attained Age of the Insured. For Contracts with applications dated on or after April 29, 1996 and issued on a guaranteed issue basis the Cost of Insurance Charges will vary only by the Attained Age of the Insured but for Contracts issued on a simplified issue basis the Cost of Insurance Charges will vary by the Issue Age and the number of completed Contract Years under the Contract. For all Contracts issued on a medically underwritten basis the Cost of Insurance Charges will vary by the Issue Age and the number of Completed Contract Years under the Contract. In general cost of insurance rates under Contracts that are issued on a guaranteed issue basis will be greater than cost of insurance rates on Contracts issued on a Simplified Issue basis, which will be greater than cost of insurance rates on Contracts that are issued on a standard medically underwritten basis.

SELIC may require medical underwriting for any transaction that increases its Net Amount at Risk. If any medical underwriting has taken place, an Insured's rate class may affect the guaranteed and current cost of insurance rate applicable to that Insured, but not the cost of insurance rate applicable for Federal income tax purposes which for all Contracts will be equal to 100% of the applicable 1980 CSO table.

Each Insured is placed in a rate class when SELIC issues a Contract, based on the Case to which the Contract belongs and underwriting information, including medical underwriting, if any. When an increase in Face Amount is requested, SELIC reserves the right: (i) to accept or reject the request, with or without obtaining additional underwriting information; and (ii) to obtain additional underwriting information, including medical underwriting, before approving the increase to determine whether a different rate class would apply to the increase. If the Insured's rate class at the time of the increase has declined since the last change in coverage, and SELIC approves the change in coverage, then the lower rate class will be applied to the Face Amount increase only. If the Insured's rate class at the time of the increase has improved since the last change in coverage, then the improved rate class will be applied to the Total Insurance Coverage provided under the Policy.

ADDITIONAL INSURANCE BENEFITS AND SPECIAL INSURANCE CLASS RATINGS: Subject to certain requirements, one or more riders may be added to a Contract.
These riders and the charges associated therewith are described in Appendix B to this Prospectus. (See "Additional Provisions of the Contract -- Entire Contract"). Deductions will be made on each Monthiversary for applicable charges for any additional benefits provided by Contract rider.

Deductions will also be made on each Monthiversary for any applicable Special Insurance Class Rating Charges, which are imposed under the Contract if a Contract is issued on a substandard basis. These charges are set forth in the Contract.

UNDERWRITING CHARGES

An Underwriting Charge of up to $100 will be deducted from the Insurance Account Value on the Issue Date if the Contract is issued on a medically underwritten basis. Medically underwritten Contracts, for purposes of deducting this charge, are all Contracts other than those issued on a guaranteed issue or simplified issue basis (see "Charges and Deductions -- Monthly Charges -- Cost of Insurance Charges"). SELIC also reserves the right to deduct an Underwriting Charge of up to $100 from the Contract's Insurance Account Value on any Monthiversary following a Contract Month in which medical underwriting has taken place due to an increase in SELIC's Net Amount at Risk with respect to the Contract. The Underwriting Charge is assessed to reimburse SELIC for the expenses associated with the underwriting of the Contract. SELIC does not expect to profit from this charge.

SELIC may, in its sole discretion, reduce or waive the Underwriting Charge in connection with the purchase of Contracts sold by licensed agents of SELIC that are also registered representatives of selected broker-dealers or through banks that have entered into written sales agreements with Walnut Street. Any reduction in or waiver of the Underwriting Charge is reflected in the Contract.

The Underwriting Charge will be deducted from the Available Divisions and the Fixed Fund in proportion to Insurance Account Value attributable to each Division and the Fixed Fund.

For modifications to this Section for Joint Insureds see Appendix B -- Joint and Last Survivor Rider.

ANNUAL CHARGES

On each Contract Anniversary, the Insurance Account Value attributable to the Separate Account and Fixed Fund is: (i) reduced by Contract Loan interest due and unpaid for the previous Contract Year; and (ii) increased by the interest credited to the Borrowed Fund during the previous Contract Year.
The net result is that if Contract Loan interest is not paid when due, then on the Contract Anniversary, the Insurance Account Value attributable to the Separate Account and Fixed Fund will be reduced by the difference between the Contract Loan interest due and unpaid for the previous Contract Year and the interest credited to the Borrowed Fund during the previous Contract Year.

OTHER CHARGES

TAXES AND OTHER GOVERNMENTAL CHARGES: SELIC does not currently make any charges against the Divisions of the Separate Account for Federal, state or local taxes attributable to them. However, SELIC may in the future impose such a charge to provide for any tax liability of the Separate Account.

FEES AND EXPENSES OF UNDERLYING PORTFOLIOS: The value of an Accumulation Unit of each Separate Account Division that invests in shares or interests of an Underlying Portfolio will reflect the expenses incurred by that Underlying Portfolio. The Underlying Portfolio's expenses will include its investment management fee and its operating expenses. The management fees and operating expenses of each Underlying Portfolio are set forth in the accompanying prospectus for such underlying Portfolio.

ILLUSTRATIVE REPORT FEE: At the Contract Holder's request, SELIC will provide an illustrative report in addition to the reports it customarily provides. Depending upon the type and complexity of the requested report, SELIC may charge a reasonable fee not to exceed $50.00 per report. (See "Records and Reports"). This fee must be paid by the Contract Holder separately and will not be considered a Premium payment.

                            TERMINATION

The Contract terminates on the earliest to occur of the following:

(1) The end of the Grace Period following any Monthiversary in which the Net Cash Value for the Contract is insufficient to pay the Monthly Charges (See "Termination for Insufficient Net Cash Value," below);

(2)   The surrender of the Contract by the Contract Holder;

(3)   The Maturity Date of the Contract; or

(4)   The fulfillment of all of SELIC's obligations under the Contract.

MATURITY DATE

No insurance coverage will be effective on or after the Maturity Date, which is the Contract Anniversary on which the Insured reaches Attained Age 100. If the Insured is living and the Contract is in force on the Maturity Date, the Net Cash Value will be paid to the Contract Holder, the Contract will terminate, and the liability of SELIC under the Contract will cease.

For modifications to this Section for Joint Insureds see Appendix B -- Joint and Last Survivor Rider.

TERMINATION FOR INSUFFICIENT NET CASH VALUE

A Contract will not terminate automatically for failure to pay a subsequent Premium. However, if the Net Cash Value is not sufficient to cover the Monthly Charges due with respect to a Contract on any Monthiversary, then the Grace Period begins. This Grace Period begins on the Monthiversary on which the Monthly Charges are due. The Grace Period ends 61 days from that Monthiversary or, if later, 61 days after the date SELIC mails a written notice to the Contract Holder at the last known address shown on SELIC's records. This notice will state the Premium amount needed to keep the Contract in force. During the Grace Period, the insurance coverage under the Contract will continue in effect.

To continue the Contract's insurance coverage in force, the Contract Holder must make a Premium payment before the Grace Period ends at least equal to three times the Monthly Charges due when the Grace Period began, plus Premium Load.

The Contract will terminate without value (and therefore the insurance coverage will cease) at the end of the Grace Period if such amounts are not paid.

REINSTATEMENT OF A CONTRACT TERMINATED FOR INSUFFICIENT VALUE

A Contract that has terminated for insufficient Net Cash Value may be reinstated within five years from the date of Contract termination. The Contract Holder must request the reinstatement in a form acceptable to SELIC and pay the reinstatement Premium, which must be at least equal to the Monthly Charges due and unpaid at the time of lapse, plus three times the Monthly Charges due at the time of reinstatement, plus any applicable Premium Load. Medical evidence of insurability will be required for reinstatement, and the Insured must be living on the date the reinstatement becomes effective.

For Modification to this Section for Joint Insureds see Appendix B -- Joint and Last Survivor Rider.


                            THE FIXED FUND

Amounts invested in the Fixed Fund become part of the general assets of SELIC held in SELIC's General Account. SELIC invests the assets of the General Account in accordance with applicable state insurance laws. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the General Account. The disclosure regarding the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

This Prospectus describes a flexible premium variable life insurance contract. This Prospectus together with the accompanying prospectuses for the Underlying Portfolios, is generally intended to serve as a disclosure document only for the aspects of the Contract relating to the Separate Account. For complete details regarding the Fixed Fund, see the Contract itself.

GENERAL DESCRIPTION

The General Account consists of all assets owned by SELIC, other than those in the Separate Account and other separate accounts. Subject to applicable law, SELIC has sole discretion over the investment of the assets of the General Account.

The allocation of amounts to the Fixed Fund does not entitle a Contract Holder to share in the investment experience of the General Account. Instead, SELIC guarantees that the Insurance Account Value in the Fixed Fund will accrue interest at a rate of at least 4.00%, compounded annually, independent of the actual investment experience of the General Account.

The Borrowed Fund is also part of the General Account. (See "The Contract -- Contract Loan Privilege").

ALLOCATION OF AMOUNTS TO THE FIXED FUND

At Contract issue, SELIC will determine the maximum percentage of the non-borrowed Insurance Account Value that may be allocated, either initially or by transfer, to the Fixed Fund. This maximum percentage is set forth in the Contract (the "maximum allocation percentage"). The ability to allocate Net Premiums or to transfer Insurance Account Value to the Fixed Fund may not be made available or may be limited in accordance with the terms of the Contract. SELIC may, from time to time, adjust the maximum allocation percentage. Such adjustments may not be uniform to all Contracts. Subject to this maximum, a Contract Holder may elect to allocate Net Premiums to the Fixed Fund, the Separate Account, or both. Subject to this maximum, the Contract Holder may also transfer the Insurance Account Value from the Available Divisions of the Separate Account to the Fixed Fund.

FIXED FUND BENEFITS

If the Contract Holder allocates all Net Premiums only to the Fixed Fund and makes no transfers, partial withdrawals, or Contract Loans, the entire investment risk under the Contract will be borne by SELIC.

FIXED FUND INSURANCE ACCOUNT VALUE

Net Premiums allocated to the Fixed Fund are credited to the Insurance
Account Value. SELIC bears the full investment risk for these amounts and guarantees that interest credited to each Contract Holder's Insurance Account Value in the Fixed Fund will not be less than a rate of at least 4.00% per year, compounded annually. SELIC may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4.00% per year, and might not do so. ANY INTEREST CREDITED ON THE CONTRACT'S INSURANCE ACCOUNT VALUE IN THE FIXED FUND IN EXCESS OF THE GUARANTEED MINIMUM RATE OF 4.00% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF SELIC. THE CONTRACT HOLDER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4.00% PER YEAR. If excess interest is credited, a different rate of interest may be applied to the value in the Borrowed Fund. The value in the Fixed Fund will be calculated on each Monthiversary of the Contract.

SELIC guarantees that, on each Valuation Date, the Insurance Account Value in the Fixed Fund will be the amount of the Net Premiums allocated or Insurance Account Value transferred to the Fixed Fund, plus interest at the rate of 4.00% per year, plus any excess interest which SELIC credits and any amounts transferred into the Fixed Fund, less the sum of all Contract charges allocable to the Fixed Fund and any amounts deducted from the Fixed Fund in connection with partial withdrawals, surrender charges or transfers to the Separate Account.

On any given day the Insurance Account Value in the Fixed Fund will be equal to the Insurance Account Value in the Fixed Fund on the prior Valuation Day plus:

(1)   Any new Net Premium allocated to the Fixed Fund;

(2) Any amount transferred to the Fixed Fund from an Available Division or the Borrowed Fund; and

(3)   Any interest credited to the Fixed Fund;

and less:

(1) Any amount transferred from the Fixed Fund to an Available Division or the Borrowed Fund;

(2) The Cost of Insurance Charges allocated to the Fixed Fund (deducted only on a Monthiversary);

(3) The Administration Charges allocated to the Fixed Fund (deducted only on a Monthiversary);

(4) Any partial withdrawals taken from such Contract and allocated to the Fixed Fund;

(5) Any charges allocated to the Fixed Fund that are deducted from the Insurance Account Value for benefits provided by Contract riders;

(6)   Any Underwriting Charges allocated to the Fixed Fund;

(7) Any charges for Special Insurance Class Rating allocated to the Fixed Fund (deducted only on a Monthiversary); and

(8) Any other charges allocated to the Fixed Fund as stated in the Contract.

For more information regarding the charges and expenses deducted under the Contract, see "Charges and Deduction." For more information regarding the impact that Contract Loans can have on Insurance Account Value and Net Cash Value, see "The Contract -- Contract Loan Privilege."

FIXED FUND TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND CONTRACT LOANS

Prior to the Maturity Date, amounts may be transferred from the Fixed Fund to the Available Divisions or partially withdrawn from the Fixed Fund.
Transfers from the Fixed Fund are subject to the following restrictions:

      (a) The transfer must be made in the 30-day period following a Contract Anniversary; and

      (b) The amount transferred in any Contract Year may be no larger than 25% of the Insurance Account Value in the Fixed Fund on the date of the transfer or withdrawal.

Contract Loans and partial withdrawals may also be made from the Contract's Insurance Account Value in the Fixed Fund, subject to the conditions and restrictions on Contract Loans and partial withdrawals described above. (See "The Contract -- Contract Loan Privilege" and "The Contract -- Surrender and Partial Withdrawals").

Transfers, surrenders, and partial withdrawals payable from the Fixed Fund and the payment of Contract Loans allocated to the Fixed Fund may be delayed for up to six months. However, if payment is deferred for 30 days or more, SELIC will pay interest at the rate of 2.50% per year for the period of the deferment. Amounts from the Fixed Fund used to pay Premiums on Contracts with SELIC will not be delayed.


                   FEDERAL INCOME TAX CONSIDERATIONS

The following summary provides a general description of the Federal income tax considerations associated with the Contracts and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon SELIC's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("Service"). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Service.

1.   TAX STATUS OF THE CONTRACT:  Section 7702 of the Internal Revenue
     Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for Federal tax purposes. The Section 7702 definition can be met if a life insurance contract satisfies either one of two tests set forth in that section. The manner in which these tests should be applied to certain features of the Contract is not directly addressed by Section 7702 or proposed regulations issued under that section. The presence of these Contract features, the absence of final regulations, and lack of other pertinent interpretations of Section 7702, thus creates some uncertainty about the application of Section 7702 to the Contract.

     Nevertheless, SELIC believes that the Contract generally qualifies as a life insurance contract for federal tax purposes. Because of the absence of final regulations or any other pertinent interpretations, it, however, is unclear whether a Contract with a joint and last survivor or a term rider added will, in all cases, meet the statutory life insurance contract definition. If a Contract were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

     If it is subsequently determined that a Contract does not satisfy
     Section 7702, SELIC will take whatever steps it deems are appropriate and reasonable to cause a Contract to comply with Section 7702. For these reasons, SELIC reserves the right to modify the Contract as necessary to attempt to qualify a Contract as a life insurance contract under Section 7702.

     Section 817(h) of the Code requires the investments of the Separate Accounts to be "adequately diversified" in accordance with Treasury Regulations for the Contract to qualify as a life insurance contract under Section 7702 of the Code. Failure to comply with the diversification requirements may result in not treating the Contract as life insurance. If the Contract does not qualify as life insurance you may be subject to immediate taxation on the incremental increases in Insurance Account Value of the Contract. Regulations specifying the diversification requirements have been issued by the Department of Treasury, and SELIC believes it complies fully with such requirements.
     In connection with the issuance of the diversification regulations, the Treasury Department stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which an owner's control of the investments of a separate account may cause the contract owner rather than the insurance company, to be treated as the owner of the assets in the separate account. If a Contract Holder is considered the owner of the assets of the Separate Account, income and gains from the Account would be included in the Holder's gross income.

     Though no Regulations on the subject of an owner's control of the investments of a separate account have been issued since the Regulations specifying the diversification requirements were issued, informal guidance is available from certain private letter rulings issued by the Internal Revenue Service to individual taxpayers. The ownership rights under the Contract are different in certain respects from, those described by the Internal Revenue Service in rulings in which it determined the owners were not owners of separate account assets. For example, a Contract Holder has additional flexibility in allocating premium payments and cash values. These differences could result in the Contract Holder being treated as the owner of a pro rata share of the assets of the Separate Accounts. In addition, SELIC does not know what standards will be set forth in any regulations or additional rulings which the Treasury might issue. SELIC therefore reserves the right to modify the Contract as necessary to attempt to prevent the Contract Holder from being considered the owner of a pro rata portion of the assets of the Separate Accounts or to otherwise qualify the Contract for favorable tax treatment.

     The following discussion assumes that each Contract will qualify as a life insurance contract for Federal income tax purposes.

2. TAX TREATMENT OF CONTRACT BENEFITS: SELIC believes the death benefit under the Contract should generally be excludable from the gross income of the Beneficiaries under Section 101(a)(1) of the Code.

     Many changes or transactions involving a Contract may have tax consequences, depending on the circumstances. Such changes include but are not limited to the exchange of the Contract, a change in a Contract's Face Amount, a change of ownership, the payment of a subsequent premium, a partial withdrawal from a Contract, a complete surrender of a Contract, an assignment, a Contract Loan, or a Contract lapse with an outstanding Contract Loan. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstance of each Contract Holder or Beneficiary. A competent tax adviser should be consulted for further information.

     Generally, the Contract Holder will not be deemed to be in constructive receipt of the Insurance Account Value including increments thereof, under the

     Contract until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, the Contract(s) should generally be determined on a Contract by Contract basis.
     (See "Multiple Contracts," below).

     Such tax consequences further depend on whether the Contract from which the distribution is made or Contract Loan is taken is classified as a "modified endowment contract" under Section 7702A. However, upon a complete surrender or lapse of any Contract, if the amount received plus the amount of Indebtedness exceeds the total investment in the Contract, the excess will generally be treated as ordinary income subject to tax.

3. MODIFIED ENDOWMENT CONTRACTS: A Contract may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided in respect of such Contract. The premium limitation rules for determining whether a Contract is a modified endowment contract are complex. In general, a Contract will be a modified endowment contract if the accumulated premiums paid at any time during the first seven years after the Contract is established exceeds the sum of the net level premiums which would have been paid on or before such time if the future benefits provided in respect of the Contract were deemed to be paid-up after the payment of seven level annual premiums.

     In addition, if the benefits or rights associated with a Contract are "materially changed," it may cause such Contract to be treated as a modified endowment contract. The material change rules for determining whether a Contract is a modified endowment contract are also complex.
     In general, however, the determination of whether a Contract will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit associated with the Contract at the time of such change, the Insurance Account Value at the time of the change and the additional premiums paid in respect of the Contract during the seven years starting with the date on which the material change occurs. Moreover, a life insurance contract received in exchange for a life insurance contract classified as a modified endowment contract will also be treated as a modified endowment contract.

     (a)   Distributions from Contracts Classified as Modified Endowment
           Contracts: Contracts classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon lapse or surrender, from such a Contract are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Insurance Account Value of the Contract immediately before the distribution over the investment in the Contract (described below) at such time. Second, loans taken from or secured by, the Insurance

           Account Value of such a Contract, as well as due but unpaid interest thereon, are treated as distributions from such Contract and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Contract that is included in income except where the distribution or loan is made on or after the taxpayer attains age 59 1/2, is attributable to the taxpayer's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the taxpayer's Beneficiary. Contract Holders that are not natural persons are unlikely to meet these exceptions.

           If a Contract becomes a modified endowment Contract after it is issued, distributions made during the Contract year in which it becomes a modified endowment Contract, distributions in any subsequent Contract year and distributions within two years before the Contract becomes a modified endowment Contract will be subject to the tax treatment described above. This means that a distribution from a Contract that is not a modified endowment Contract could later become taxable as a distribution from a modified endowment Contract.

     (b)   Distributions From Contracts Not Classified as Modified Endowment
           Contracts: Distributions from a Contract that is not a modified endowment contract are generally treated as first recovering the investment in the Contract (described below) and then, only after the return of all such investment in the Contract, as distributing taxable income. An exception to this general rule may occur in the case of a decrease in the death benefit provided in respect of a Contract (possibly resulting from a partial withdrawal) or any other change that reduces benefits associated with the Contract in the first 15 years after the Contract is established and that results in a cash distribution to the Contract Holder in order for the Contract to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Contract) under rules prescribed in Section 7702.

           Loans from, or secured by, a Contract that is not a modified endowment contract are generally not treated as distributions. Instead, such loans are generally treated as indebtedness of the Contract Holder. However, if the Service or a court were to deem the loan not 'bona fide', it is possible that the loans from the Contract may be treated as taxable distributions.

           Neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Contract that is not a modified endowment contract are subject to the 10% additional income tax. If a Contract which is not a modified endowment contract subsequently becomes a modified endowment contract, then any distribution made from the Contract within two years prior to the date of such change in status may become taxable and subject to the 10% additional income tax.

     (c) Classification of Contract: Due to the Contract's flexibility, classification of a Contract as a modified endowment contract will depend upon the circumstances of each Contract. SELIC has adopted administrative steps designed to protect a Contract Holder against the possibility that a Contract might become a modified endowment contract. SELIC believes the safeguards are adequate for most situations, but it cannot provide complete assurance that a Contract will not be classified as a modified endowment contract. At the time a Net Premium is credited which (according to SELIC's calculations) would cause a Contract to become a modified endowment contract, SELIC will notify the Contract Holder that unless a refund of the excess Premium is requested by the Contract Holder, the Contract will be a modified endowment contract. The Contract Holder will have 30 days after receiving such notification to request the refund. The excess Premium paid with 4.00% required annual interest or gain, whichever is greater, will be returned to the Contract Holder upon receipt by SELIC of the refund request. The amount to be refunded will be deducted from the Insurance Account Value in the Available Divisions and in the Fixed Fund in the same proportion as the payment was allocated.

     A Contract Holder should contact a competent tax adviser before purchasing a Contract to determine the circumstances under which a Contract would be a modified endowment contract. In addition, a Contract Holder should contact a competent tax adviser before paying any additional premiums; making any other change to, including an exchange of, a Contract; or making a change to the benefits provided under a Contract to determine whether such premium or change would cause the Contract (or the new contract in the case of an exchange) to be treated as a modified endowment contract.

4. LOAN INTEREST: Generally, interest paid on any loan under a life insurance contract which is owned by an individual is not deductible. In addition, interest on any loan under a life insurance contract owned by a business taxpayer on the life of any individual who is an officer of or is financially interested in the business carried on by that taxpayer is deductible only under certain very limited circumstances. A CONTRACT HOLDER SHOULD CONSULT A COMPETENT TAX ADVISER BEFORE DEDUCTING ANY LOAN INTEREST.

5. INVESTMENT IN A CONTRACT: Investment in a Contract means (i) the aggregate amount of any premiums or other consideration paid in respect of a Contract, minus (ii) the aggregate amount received under the Contract which is excluded from gross income of the Contract Holder (except that the amount of any loan from, or secured by, a Contract that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from or secured by a Contract that is a modified endowment contract to the extent that such amount is included in the gross income of the Contract Holder.

6. MULTIPLE CONTRACTS: All modified endowment contracts that are issued by SELIC (or its affiliates) to the same Contract Holder during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income under section 72(e) of the Code. In view of this rule, in the event that a number of Contracts are established at the same time or during the same calendar year, it is important to determine how many, if any, of the Contracts will be treated as modified endowment contracts. A competent tax adviser should be consulted for further information.


7. INTEREST EXPENSE ON UNRELATED INDEBTEDNESS: Under provisions added to the Code in 1997 applicable to insurance policies issued after June 8, 1997, if a business taxpayer owns or is the beneficiary of a Contract on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business carried on by that taxpayer and the taxpayer also has indebtedness unrelated to the Contract, no tax deduction will be allowed for that portion of the taxpayer's unrelated interest expense that is "allocable" to the Net Cash Value (unborrowed Insurance Account Value) of the Contract. The allocable portion of unrelated interest expense is based on the ratio of the unborrowed cash surrender values of all life insurance and annuity contracts issued to the taxpayer after June 8, 1997 to the adjusted basis of all other assets of the taxpayer. A Contract issued before June 9, 1997 will become subject to this pro rata disallowance rule if there is a material increase in the death benefit or other material change in the terms of the Contract. No business taxpayer should purchase, exchange, or increase the death benefit under a Contract on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business without specifically considering the overall tax effect that an interest in such a Contract would, or could, have.

8. ALTERNATIVE MINIMUM TAX: There may also be an indirect tax upon the inside build-up of the Contract under the corporate alternative minimum tax.

9. OTHER TAX CONSEQUENCES. The Contract may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Contract in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement and the suitability of this product for the arrangement.

10. POSSIBLE CHANGES IN TAXATION: As of the date of this Prospectus, the President's budget for fiscal year 1999 includes proposals that would (i) restrict even further the deductibility of policy loan interest, so that no policy loan interest would be deductible except for interest on loans under policies insuring 20 percent owners, (ii) expand the unrelated interest expense pro rata disallowance rule enacted in 1997 so that the rule would apply to all policies owned by business entities, except for policies on 20 percent owners, (iii) tax the inside buildup of variable life insurance policies whenever policy values were reallocated among investment options available under a policy, (iv) end the tax free treatment under Code section 1035 of exchanges of variable life insurance policies, and (v) decrease the policyholder's tax basis in an insurance contract by the amount of mortality and expense charges paid to the insurer over the life of the contract. Moreover, it is possible that any changes in the tax treatment of life insurance policies could be effective prior to the date of any new legislation.

11. POSSIBLE CHARGE FOR TAXES: SELIC is presently taxed as a life insurance company and does not incur federal income tax liability, or state or local tax liability, attributable to investment income or capital gains of the Separate Account. Based on these assumptions, no charge is currently being made to the Separate Account for federal income taxes, or state or local taxes. However, SELIC may in the future impose such a charge if (i) the tax treatment of SELIC is ultimately determined to be other than what SELIC believes it to be, (ii) there are changes made in the income tax treatment, or state or local tax treatment, of variable life insurance at the company level, or of the separate accounts, or (iii) there is a change in SELIC's status. Any such charge would be designed to cover the taxes attributable to the investment results of the Separate Accounts.

                   ADDITIONAL PROVISIONS OF THE CONTRACT

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

SELIC reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. SELIC reserves the right to eliminate the shares of any of the Underlying Portfolios and to substitute the shares of another registered open-end investment company if the shares of an Underlying Portfolio are no longer available for investment or if, in SELIC's judgment, further investment in any Underlying Portfolio becomes inappropriate in view of the purposes of the Separate Account. SELIC will not substitute any shares attributable to a Contract Holder's interest in a Division of a Separate Account without notice to the Contract Holder and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of contracts, or from permitting a conversion between series or classes of contracts on the basis of requests made by Contract Holders.

The participation agreements pursuant to which Underlying Portfolios sell shares to the Separate Account can be terminated by the Underlying Portfolio or by SELIC under a variety of circumstances, with or without cause.

SELIC also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a new investment company, with a specified investment objective. New Divisions may be established when, in the sole discretion of SELIC, marketing needs or investment conditions warrant, and any new Division will be made available to existing Contract Holders on a basis to be determined by SELIC. SELIC may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions, if, in its sole discretion, marketing, tax, or investment conditions warrant; such changes will not occur without notice to the Contract Holder and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

In the event of a substitution or change, SELIC may, if it considers it necessary, make changes in the Contract by appropriate endorsement. SELIC will notify Contract Holders of any such changes.

If deemed by SELIC to be in the best interests of persons having voting rights under the Contracts, and to the extent any necessary SEC approvals or Contract Holder votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) de-registered under that Act in the event such registration is no longer required; or (c) combined with other separate accounts of SELIC. To the extent permitted by applicable law, SELIC may also transfer the assets of the Separate Account associated with the Contract to another separate account.

Also, subject to the approval of the New York Superintendent of Insurance, SELIC has the right to change the investment policy of any Separate Account Division. If required, the process for obtaining approval of a material change from the New York Superintendent of Insurance will be filed with the insurance supervisory official of the Governing Jurisdiction. SELIC will notify the Contract Holder if any material change of investment policy is approved.

INCONTESTABILITY

SELIC must bring any legal action to contest the validity of any insurance coverage under the Contract within two years from the applicable Issue Date of the Contract, or from the effective date of any change in coverage requiring medical evidence of insurability, as applicable.

CONVERSION RIGHTS

Once the Contract is issued and as long as the Contract is in force, a Contract Holder may during the first 24 months transfer all of the Insurance Account Value into the Fixed Fund and receive fixed and guaranteed benefits under the Contract. Once this right is exercised, no transfers out of the Fixed Fund will be allowed and all Net Premiums paid after the election will be allocated to the Fixed Fund. This request must be in writing and must specifically indicate that the transfer is being made pursuant to the Conversion Right. This transfer will not be subject to any transfer limitations or charges. At the time of such transfer, there will not be any effect on the Contract's Death Benefit, Contract Loans, Face Amount, Net Amount at Risk, Issue Age or insurance class. All benefits after a conversion will be based upon the Fixed Fund.

MISSTATEMENT OF AGE OR SEX

If the age or sex of the Insured has been misstated in the Application and the misstatement is discovered after the Insured's death, the amount of Death Benefit payable by SELIC will be that which the most recent mortality charges would have purchased for the correct age and sex. If the Insured is still living at the time of discovery, future amounts payable will be adjusted based upon the correct facts.

SUICIDE

Subject to the insurance laws of the Governing Jurisdiction, if the Insured commits suicide, while sane or insane, within two years from the date coverage becomes effective with respect to such person under the Contract, only a limited Death Benefit will be payable. In such case, the amount of the Death Benefit will be equal to the amount of the Net Premiums paid, less any partial withdrawals, and less any Contract Loans and any Contract Loan interest accrued but unpaid.

If, after the expiration of the two year period described above, the Insured commits suicide within two years from the date of receipt of any subsequent Premium that increases the amount of the Death Benefit, the amount of the Death benefit attributable to such increase will be limited to a refund of the Cost of Insurance Charges made for such increase.

AVAILABILITY OF FUNDS

Cash payments from the Contract for partial withdrawals, Contract Loans, and surrenders will usually be made within seven days after a written request is received at the Home Office of SELIC. Transfers between or among Separate Account Divisions will usually be effected on the date the transfer request is received in good order. Payment or transfers may be delayed, however, during any period that:

(1)      The New York Stock Exchange (or its successor) is closed for trading;
         or

(2)      The SEC determines that a state of emergency exists.

Payment of the portion of any amount payable from the Fixed Fund for Contract Loans, partial withdrawals or surrender, and transfers to the Separate Account Divisions may be delayed for not more than six months. If payment is deferred for 30 days or more, SELIC will pay interest on such amounts at the rate of 2.50% per year for the period of deferment.

ENTIRE CONTRACT

The Contract is issued in consideration of the Application and the Initial Premium. The Contract and Application, a copy of which is attached to the Contract, together with any Contract Schedules, any riders, and any other related documents constitute the entire Contract. Any waiver or change of any provision in the Contract must be in writing and signed by an officer of SELIC. Additional insurance benefits may be made available under the Contract by rider. Any such riders selected by the Contract Holder and agreed to by SELIC will be attached to and made a part of the Contract.

The failure of SELIC to enforce any provision of the Contract does not constitute and cannot be construed as a waiver of such provision or of the right to enforce it at a later time, nor does the waiver of any provision by SELIC on one or more occasions constitute nor can it be construed as a waiver for all occasions, and SELIC cannot be stopped from enforcing any provision of the Contract except as may be otherwise agreed to in writing by an officer of SELIC.

REPRESENTATIONS IN APPLICATION

SELIC deems all statements in the Application to be representations and not warranties. SELIC will not use any statement, in the absence of fraud, to void the Contract or to defend a claim for the insurance benefits under the Contract unless it is contained in the Application and a copy of the Application is attached to the Contract on the Issue Date, or unless it is contained in a related document and signed either by the Contract Holder or by the proposed Insured, and a copy of such completed document is provided to the Contract Holder on the Issue Date or on the effective date of any change requiring evidence of insurability.

CONTRACT APPLICATION AND CONTRACT SCHEDULES

If any information contained in the Contract, Application, Contract Schedules, or any other related documents for the Contract is inaccurate or untrue on the date the Contract is issued, the Contract Holder is required under the Contract to promptly notify SELIC and provide corrected information.

RIGHT TO AMEND CONTRACT

If any provision in the Contract is in conflict with the laws of the Governing Jurisdiction, the provision will be deemed to be amended to conform with such laws. SELIC may amend the Contract from time to time as may be required to meet the definition of "life insurance" under the Internal Revenue Code of 1986, as amended, or its regulations or published rulings.

COMPUTATION OF CONTRACT VALUES

A detailed statement of the method used to compute the Contract's benefits and values is filed with the insurance regulatory authority of the Governing Jurisdiction. These benefits and values are not less than those required by the laws of the Governing Jurisdiction.

CLAIMS OF CREDITORS

The proceeds of the Contract will be free from creditors' claims to the extent allowed by law.

NOTICE

Any written notice required by the Contract to be given by SELIC to the Contract Holder will be effective five days after it is mailed by first class mail or 15 days after it is mailed by third class mail (or when received, if sent by any other means) to the Contract Holder at the Contract Holder's current address as noted on the records of SELIC.

Any written notice required by the Contract to be given by the Contract Holder to SELIC will be effective when received in a form acceptable to SELIC at its Home Office. To be acceptable, a notice must be in written form, in the English language (except where applicable law requires otherwise), must include all pertinent information, and must be signed by the Contract Holder or an individual authorized to act for the Contract Holder and so designated on the records of SELIC.

ASSIGNMENTS

Neither the Contract nor any of the rights of the Contract Holder or Beneficiary under it may be assigned or transferred without the written permission of SELIC.

CONSTRUCTION

In the event of a conflict between the Contract provisions and the information contained in any Contract Schedule, the provisions of the Contract will be controlling.

SEVERABILITY

In the event any provision of the Contract is declared illegal or otherwise unenforceable, it will be severed from the Contract and the remainder of the Contract will be valid and enforceable.

STATE VARIATIONS

Certain Contract features, including the "Free Look" provision, are subject to state variations. The Contract Holder should read his or her Contract carefully to determine whether any variations apply in the state in which the Contract is issued.

                 UNISEX REQUIREMENTS UNDER MONTANA LAW

The state of Montana generally prohibits the use of actuarial tables that distinguish between men and women in determining premiums and policy benefits for policies issued on the lives of its residents. Therefore, all Contracts offered by this Prospectus and issued for delivery in Montana will have premiums and benefits which are based on actuarial tables that do not differentiate on the basis of sex.


                          RECORDS AND REPORTS

All records and accounts relating to the Separate Account Divisions will be maintained by SELIC. Each year within 30 days after the Contract Anniversary, SELIC will mail a report to the Contract Holder. The report will show the Insurance Account Value at the beginning of the previous Contract Year and all Premiums paid since that time. It will also show the additions to, and deductions from, the Insurance Account Value during the Contract Year, and the Insurance Account Value, Death Benefit, Net Cash Value, any outstanding Contract Loan amount and accrued Contract Loan interest as of the current Contract Anniversary. The report will also include any additional information required by applicable law or regulation. SELIC also will mail the Contract Holder any other reports or documents required by applicable law or regulation.

In addition to the periodic reports, the Contract Holder may request an illustrative report showing projected Contract values. There may be a charge for providing an illustrative report. (See "Charges and Deductions -- Other Charges").


                         SALE OF THE CONTRACT

The Contract will be sold by individuals who, in addition to being licensed as life insurance agents for SELIC, are also registered representatives of Walnut Street Securities, Inc. ("Walnut Street"), the distributors of the Contract, or of broker-dealers or through banks who have entered into written sales agreements with Walnut Street. Walnut Street was incorporated under the laws of Missouri in 1984 and is an indirect subsidiary of General American Life Insurance Company. Walnut Street is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No director or officer of Walnut Street owns any interest in the Separate Account, however, the policies issued through the Separate Account may be used to fund nonqualified deferred obligations of the depositor or its affiliates subject to any regulatory requirements. However, the policies issued through the Separate Account may be used to fund nonqualified deferred obligations of the depositor or its affiliates subject to any regulatory requirements.

SELIC will pay writing agent compensation equal to the Commission Charge in connection with the Contract Holder's purchase of the Contract, plus a maximum of 14.00% of any Excess Premiums paid in any Contract Year on Contracts issued without any riders attached.


                            VOTING RIGHTS

To the extent required by law, SELIC will vote shares of the Underlying Portfolios held in the Separate Account at regular or special shareholder meetings of the Underlying Portfolios in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the Underlying Portfolios in its own right, it may elect to do so.

The number of votes that a Contract Holder has the right to instruct will be calculated separately for each Division. Voting rights reflect the dollar value of the total number of units of each Division of the Separate Account credited to the Contract Holder at the record date rather than the number of units alone. Fractional shares will be counted. The number of votes of an Underlying Portfolio that the Contract Holder has the right to instruct will be determined as of the date established by that Underlying Portfolio for determining eligibility to vote at the meetings of the Underlying Portfolio. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Underlying Portfolio.

SELIC will vote shares as to which no timely instructions are received in proportion to the voting instructions which are received with respect to the contracts participating in that Underlying Portfolio. SELIC will also vote shares it owns that are not attributable to contracts in the same proportion.

Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Underlying Portfolio.

DISREGARD OF VOTING INSTRUCTIONS: SELIC may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification, or investment objective of an Underlying Portfolio, or one or more of its Series, or to approve or disapprove an investment advisory contract for an Underlying Portfolio. In addition, SELIC itself may disregard voting instructions in favor of changes proposed by a Contract
Holder in the investment advisory agreement or the investment adviser of an Underlying Portfolio if SELIC reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or SELIC determines that the change would have an adverse effect on its General Account in that the proposed investment advisory contract for an Underlying Portfolio may result in overly speculative or unsound investments. In the event SELIC does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Contract Holders.


                   STATE REGULATION OF THE COMPANY

SELIC, a stock life insurance company organized under the laws of New York, is subject to regulation by the New York Department of Insurance. An annual statement is filed with the Superintendent of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of SELIC as of December 31 of the preceding year. Periodically, the Superintendent of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, SELIC is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                             MANAGEMENT OF THE COMPANY

                     BOARD OF DIRECTORS AND PRINCIPAL OFFICERS

NAME                                      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Willard N. Archie                         SELIC Director; Chief Executive Officer,
Chief Executive Officer                   Mitchell, Titus & Company (CPA management
Mitchell, Titus & Company, LLP            consulting firm). Prior to January 1998, Vice
One Battery Park Plaza                    Chairman, Mitchell, Titus & Company. Prior to
New York, NY  10004-1461                  January, 1996, Managing Partner, Mitchell, Titus
                                          & Company.

Carson E. Beadle,                         SELIC Director; Consultant, Carson E. Beadle,
Consultant                                Inc. (consulting). Prior to April, 1998, Managing
Carson E. Beadle, Inc.                    Director, William M. Mercer Inc. (actuarial,
750 Park Avenue, Apt. 14E                 employee benefits, compensation and human
New York, NY 10021                        resources management consulting firm).

James R. Elsesser                         SELIC Director; Vice President and Chief
Vice President & CFO                      Financial Officer, Ralston Purina Company (pet
Ralston Purina Company                    food, batteries, and bread business).
Checkerboard Square
St. Louis, MO  63164

Stanley Goldstein                         SELIC Director; Partner, Goldstein, Golub,
Goldstein, Golub, Kessler & Co.           Kessler & Company (accounting services).
1185 Sixth Avenue
New York, NY  10036

David D. Holbrook                         SELIC Director; J&H, Marsh & McLennan. Prior
J&H, Marsh & McLennan, Inc.               to May 1997, Chairman, Marsh & McLennan,
1166 Avenue of the Americas               Inc. (insurance and reinsurance brokers,
New York, NY 10036                        consulting and investment management).


                                    -64-

Richard A. Liddy                          SELIC Director; Chairman of the Board;
Chairman, President and CEO               President and Chief Executive Officer, General
General American Life Insurance Co.       American Life Insurance Co. (life insurance).
700 Market Street
St. Louis, MO  63101


Leonard M. Rubenstein,                    SELIC Director; Chairman, Chief Executive
Chairman, CEO and CIO                     Officer and Chief Investment Officer - Conning
Conning Asset Management Company          Asset Management Company (investments). Prior
700 Market Street                         to January 1998, Executive Vice President -
St. Louis, MO 63101                       Investments, General American Life Insurance
                                          Co. (life insurance).

William C. Thater                         SELIC Director and President; Prior to June
President                                 1993, Vice President - Individual Life, General
Security Equity Life Insurance Co.        American Life Insurance Co. (life insurance).
84 Business Park Drive, Suite #303
Armonk, NY  10504

H. Edwin Trusheim                         SELIC Director; Retired Chairman, General
General American Life Insurance Co.       American Life Insurance Co. (life insurance).
700 Market Street
St. Louis, MO  63101

Virginia V. Weldon, M.D.                  SELIC Director; Prior to March 1998, Senior
242 Carlyle Lake                          Vice President, Monsanto Company (chemicals
St. Louis, MO 63141                       diversified industry, pharmaceuticals, life science
                                          products, and food ingredients business).


                                    -65-

Ted C. Wetterau                           SELIC Director; Chairman and Chief Executive
Chairman and CEO                          Officer, Wetterau & Associates, Inc. (retail and
Wetterau Associates                       wholesale grocery, manufacturing business).
8112 Maryland Avenue, Suite 250
St. Louis, MO  63105

Ben H. Wolzenski,                         SELIC Director; Executive Vice President,
Executive Vice President - Individual     General American Life Insurance Co. (life
General American Life Insurance Co.       insurance).
13045 Tesson Ferry Road
St. Louis, MO  63128

A. Greig Woodring                         SELIC Director; CEO & President, Reinsurance
CEO & President                           Group of American, Inc. (reinsurance).  Prior
Reinsurance Group of America, Inc.        Executive Vice President - Reinsurance, General
660 Mason Ridge Center Dr., Suite 300     American Life Ins. Co.
St. Louis, MO  63141


                             LEGAL MATTERS

Legal advice relating to certain matters under the federal securities laws has been provided by Matthew P. McCauley, General Counsel, SELIC.


                           LEGAL PROCEEDINGS

Neither SELIC nor the Separate Account is involved in any material legal proceedings.


                                EXPERTS

The audited financial statements of Security Equity Life Insurance Company and the Separate Account have been included in the Prospectus in reliance on the reports of KPMG Peat Marwick LLP, independent certified public accountants, and on the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this prospectus have been examined by Ralph A. Gorter of Security Equity Life Insurance Company, whose opinion is filed as an exhibit to the registration statement for the Contracts.


                        ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Contracts. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, SELIC and the Contracts. Statements contained in this Prospectus as to the contents of the Contract and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.


                        FINANCIAL STATEMENTS

The financial statements of SELIC which are included in this Prospectus should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of SELIC to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                 APPENDIX A -- UNDERLYING PORTFOLIOS


The Available Division invests in shares or units of an Underlying Portfolio from the following open-end, management investment companies:


EVERGREEN VARIABLE TRUST
      Evergreen VA Fund
      Evergreen VA Foundation Fund
      Evergreen VA Growth and Income Fund

FRANK RUSSELL INVESTMENT MANAGEMENT COMPANY
      Aggressive Equity Fund
      Core Bond Fund
      Multi-Style Equity Fund
      Non-U.S. Fund

GENERAL AMERICAN CAPITAL COMPANY
      Money Market Fund


VARIABLE INSURANCE PRODUCTS FUND
      Equity-Income Portfolio
      Growth Portfolio
      High Income Portfolio
      Overseas Portfolio

VARIABLE INSURANCE PRODUCTS FUND II
      Asset Manager Portfolio
      Index 500 Portfolio
      Investment Grade Bond Portfolio

Each Underlying Portfolio operates as a separate investment vehicle, and the income or losses of one Underlying Portfolio has no effect on the investment performance of any other Underlying Portfolio.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR EACH UNDERLYING PORTFOLIO LISTED.

The prospectus for each Underlying Portfolio includes information regarding the investment advisory fee and operating expenses of the Underlying Portfolio, which are reflected in the value of the Accumulation Units of the Division of the Separate Account that invests in such Underlying Portfolio. The prospectus for each Underlying Portfolio also includes investment strategies, objectives and investment advisor.

                   APPENDIX B -- CONTRACT RIDERS


                  JOINT AND LAST SURVIVOR RIDER
                  -----------------------------

The Joint and Last Survivor modifies the Contract to provide insurance coverage on the lives of two Insureds. The rider will be subject to all terms in the Contract, and the addition of the rider will not change any mechanics of the Contract, except as modified in the Contract and highlighted below. Some of the discussions in the Prospectus applicable to the Contract apply differently to a Contract to which a Joint and Last Survivor Rider has been added. Set out below are the modifications to designated sections of the Prospectus in the event that a Joint and Last Survivor Rider is added to the Contract. Except as noted below, the discussions in the Prospectus referencing a single Insured can be read as though the single Insured was two Insureds under a Contract with a Joint and Last Survivor Rider.

DEFINITIONS
-----------

The following definitions apply to a Contract with a Joint and Last Survivor
Rider:

FIRST INSURED:  The first person of the two Insureds to die.

INSURED: A person whose life is insured under the terms of the Contract. There are two Insureds under the Contract. Both Insureds are shown in the Contract.

JOINT AND LAST SURVIVOR RIDER: A rider added attached to the Contract described in this Prospectus, which will amend the Contract to pay a Death Benefit after the death of Last Insured.

LAST INSURED:  The last person of the two Insureds to die.

The following are the major differences between a Contract with a Joint and Last Survivor rider added and one without.

1. All conditions of eligibility of a prospective Insured will be applied to both Insureds in order for a Contract with a Joint and Last Survivor Rider to be issued. (See "The Contract -- Availability of Insurance Coverage").

2. Death Benefits will be paid on a Temporary Insurance Coverage basis only if both Insureds meet SELIC's usual and customary underwriting standards for the applied for coverage (See "The Contract -- Availability of Insurance Coverage").

3. All Contracts that are issued with a Joint and Last Survivor Rider attached will require medical evidence of insurability. (See "The Contract -- Evidence of Insurability").

4. All Contracts that are issued with a Joint and Last Survivor Rider attached will pay a Death Benefit only on the death of the Last Insured. No Death Benefit will be paid on the death of the First Insured. (See "The Contract -- Death Benefits Under the Contract").

5. No change in Death Benefit Option or Face Amount will be effective if the Last Insured dies before the change is effective. (See "The Contract -- Death Benefit Options" on page 30 and "The Contract -- Death Benefits Under the Contract").

6. In general, a Contract with a Joint and Last Survivor Rider will have a lower Target Premium than a Contract issued on a single Insured with the same Total Insurance Coverage. This will result in lower Commission Charges for a Contract with the same Total Insurance Coverage. (See "Charges and Deductions -- Premium Load").

7. A deduction for SELIC's cost of insurance protection is made on each Monthiversary and in general will be based upon the sex and smoker status of the two Insureds. The Joint and Last Survivor cost of insurance rates will be blended rates based upon the Issue Ages of the Insureds, the number of completed Contract Years, as well as the sex and smoker status of the Insureds. The cost of insurance rates may also vary by any special insurance class charges.

      The guaranteed cost of insurance rates will not be greater than the guaranteed maximum cost of insurance rates set forth in the Contract. These rates, as well as the rates used to calculate the Minimum Death Benefit and limitations on Premiums payable under the Contract, are based on the 1980 Commissioners Standard Ordinary Tables, Age Nearest Birthday, that correspond to the applicable ages, sex and smoker status of the Insureds. Current cost of insurance rates may be lower.

      Since a benefit is paid only in the event that both Insureds have died, Cost of Insurance Charges for Contracts with a Joint and Last Survivor Rider attached will generally be lower than the charges for a comparable single life Contract. (See " Charges and Deductions -- Cost of Insurance Charge").

8. The calculation of the Minimum Death Benefit and any limitations on Premiums will reflect the fact that no Death Benefit will be paid until the death of the Last

      Insured.  Assuming the same amount of requested
      Insurance Coverage, any limitations on Premiums payable under the Contract will be lower than those based upon a single life, while the Minimum Death Benefits will be higher than those based upon a single life. (See "The Contract -- Death Benefits Under the Contract").

9. The Underwriting Charge for Contracts issued with a Joint and Last Survivor Rider attached will be equal to the sum of a flat fee and a charge per $1,000 of Total Insurance Coverage, subject to a maximum charge. This charge is determined separately for each Insured. The charges for each Insured are added together to obtain the total charge for the Contact. This charge is deducted on each Monthiversary for the first 12 Contract Months. The flat fee, charge per $1,000, and maximum charge are shown in the table below.

                                   Per $1,000 of Total       Maximum Total
                       Flat Fee     Insurance Coverage    Underwriting Charge
         Issue Age    Per Month         Per Month        Per Insured Per Month
          20 - 45       $4.17            $.00833                $37.50
          46 - 60       $4.17            $.01250                $54.17
          61 - 85       $4.17            $.01667                $54.17


      If there is a Contract change after issue which requires medical underwriting, SELIC will deduct on the Monthiversary following the underwriting an amount per Insured equal to $100, plus the per thousand charge above multiplied by 12, multiplied by the increase in the Net Amount at Risk to which the underwriting relates, subject to the maximum charge shown above. (See "Charges and Deductions -- Underwriting Charges").

      SELIC may, in its sole discretion, reduce or waive the Underwriting Charge in connection with the purchase of Contracts sold by licensed agents of SELIC that are also registered representatives of selected broker-dealers or banks that have entered into written sales agreements with Walnut Street Securities, Inc., the distributor of the Contracts. Any reduction in or waiver of the Underwriting Charge will be reflected in the Contract.

10. The Maturity Date of Contracts issued with a Joint and Last Survivor Rider attached will be when the younger of the two Insureds reaches the attained age of 100. (See "Termination -- Maturity Date").

11. For a Contract issued with a Joint and Last Survivor Rider attached to be reinstated, both Insureds must be alive on the date of reinstatement. (See "Termination -- Reinstatement of a Contract Terminated for Insufficient Value").

12 Death Benefit will be paid on a Contract issued with a Joint and Last Survivor Rider if either Insured commits suicide within two years from the date coverage becomes effective or within two years from the date of receipt of a Subsequent Premium payment which increases the Death Benefit. (See "Additional Provisions of the Contract -- Suicide").

                    SUPPLEMENTAL TERM INSURANCE RIDER
                    ---------------------------------

A Contract Holder may elect to add a Supplemental Term Insurance Rider to the Contract at the time of the Application. The Supplemental Term Insurance Rider increases the Total Insurance Amount under the Contract. The addition of this Rider will allow SELIC to deduct additional monthly charges from the Insurance Account Value of the Contract.

This rider may be added to a single life Contract, or a Contract to which a Joint and Last Survivor Rider has been attached.

Set out below are additional definitions and other modifications applicable when a Supplemental Term Rider is added to a Contract.

DEFINITIONS
-----------

The following definitions apply to a Contract with a Supplemental Term Insurance Rider:

DATE OF DEATH UPON WHICH DEATH BENEFIT BECOMES PAYABLE: The date of death of the Insured, for a single life Contract, or the Last Insured for a Contract to which a Joint and Last Survivor Rider has been added.

RIDER DEATH BENEFIT: Is the amount of Supplemental Term Insurance Coverage under the Rider.

SUPPLEMENTAL TERM INSURANCE RIDER: A rider added to the Contract described in this Prospectus, which will increase the Total Insurance Amount under the Contract.

SUPPLEMENTAL TERM INSURANCE BENEFIT

The Supplemental Term Insurance Rider provides term insurance coverage (the Rider Death Benefit) that is in addition to insurance coverage provided under the Contract. SELIC will pay the Rider Death Benefit to the beneficiary if the Date of Death Upon Which Death Benefit becomes Payable occurs while the rider is in force. SELIC must receive proof that such death occurred before the Rider Expiry Date in the Contract, or the termination of the coverage provided by the Supplemental Term Insurance rider, if earlier, as specified in the Rider and the Contract.

The Contract Holder may, subject to the approval of the Company, change the Supplemental Term Insurance Amount. The Contract Holder must request any change not specified in the Contract by notifying SELIC in writing. Evidence of Insurability will be required for any change that increases the Supplemental Term Insurance Amount. If SELIC approves the change, it will take effect on the next Monthiversary which is at least 30 days after all the required information has been provided to SELIC. The Contract will be amended to reflect any such change in the Supplemental Term Insurance Amount. No change will be effective if the Date Upon Which Death Benefit becomes Payable is before the date of the change.

MONTHLY CHARGES FOR SUPPLEMENTAL TERM INSURANCE AMOUNTS - COST OF INSURANCE CHARGES

Charges for the Supplemental Term Insurance Rider, which consist of monthly Cost of Insurance Charges for the Rider Death Benefit, are deducted from the Insurance Account Value on each Monthiversary. The charges are determined by multiplying the rider Net Amount At Risk by the current monthly Cost of Insurance Rate for the rider.

The rider Net Amount at Risk on any Monthiversary is equal to:

      (a) The Supplemental Term Insurance Amount discounted to such Monthiversary at the rate specified in the Basis of Computation Specified in the Contract; less

      (b) The excess, if any, of the Insurance Account Value on such Monthiversary over the Death Benefit for the Contract discounted to such Monthiversary at the rate specified in the Basis of Computations Specified in the Contract.

The cost of insurance rates for the Supplemental Term Insurance Rider will be equal to the current cost of insurance rates for the Face Amount under Contract. On each

Monthiversary on which the Supplemental Term Insurance Rider is in force, the Cost of Insurance for the Supplemental Term Insurance Rider will be added to the Monthly Charges deducted from the Insurance Account Value.

TERMINATION OF THE SUPPLEMENTAL TERM INSURANCE RIDER

The Supplemental Term Insurance Rider may be terminated as of any Monthiversary following a written request to the Company. The Supplemental Term Insurance Rider will terminate automatically when any of the following events occur:

      (a)   The lapse of the Contract;

      (b)   The surrender of the Contract;

      (c)   The Maturity Date of the Contract;

      (d)   The Date of Death Upon Which Death Benefits become Payable; or

      (e)   The Rider Expiry Date.

REINSTATEMENT OF SUPPLEMENTAL TERM INSURANCE RIDER

If the Supplemental Term Insurance Rider terminates, it may be reinstated within five years of the earlier of the Contact termination or rider termination provided that:

      (a)   If the Contract has terminated, it is also being reinstated;

      (b)   Satisfactory evidence of insurability is provided to SELIC; and

      (c) Any charges due under the rider are paid as of the date of the Reinstatement.

The charges due will be equal to the amount of the charges for the rider due and unpaid at the time that the rider terminated, plus three times the charges for the rider due at the time of Reinstatement.

In order for the rider to be reinstated, the same number of Insureds under the Contract must be alive as were alive when the rider terminated.

ADDITIONAL PROVISIONS OF THE RIDER - INCONTESTABILITY

In order for SELIC to contest the validity of any coverage provided by the Supplemental Term Insurance Rider, legal action must be commenced within two years from the rider effective date or from the effective date of any change in rider coverage requiring evidence of insurability, including Reinstatement of Coverage.

ADDITIONAL PROVISIONS OF THE RIDER - SUICIDE

If the Supplemental Term Insurance Rider is attached to a single life Contract and the Insured dies by suicide, while sane or insane, within two years from the rider Effective Date, the death benefit payable will be limited to the sum of the Cost of Insurance Charges for the rider.

If this rider is attached to a Contract, to which a Joint and Last Survivor Rider has been added, and either Insured dies by suicide, while sane or insane, within two years from the rider Effective Date, the Death Benefit payable will be limited to the sum of the Cost of Insurance Charges for the rider.

The following are major modifications to a Contract when a Supplemental Term Insurance Rider is added:

(1) Coverage provided by the Supplemental Term Insurance Rider is not taken into account in determining the amount of Target Premium: accordingly there may be no additional Premium Load associated with this coverage. (See "The Contracts -- Premiums").

(2) In the event that a partial withdrawal results in a decrease in the Face Amount, which would cause the Face Amount to be less than the Minimum Face Amount of a Contract, the Supplemental Term Insurance Amount will be decreased by the amount of the excess of the withdrawal over the decreased Face Amount. (See "The Contract -- Surrender and Partial Withdrawals").

(3) The Supplemental Term Insurance Amount will be included in Total Insurance Coverage in determining whether the Minimum Death Benefit applies, and is not included in Death Benefit proceeds when the Death Benefit payable under the Contract is equal to the Minimum Death Benefit.

                APPENDIX  C -- Illustrations of Death Benefits
                      and Net Insurance Account Value


The following illustrations illustrate hypothetically how the Insurance Account Value and Death Benefit of a Contract change with the investment experience of the Available Division of the Separate Account. The illustrations show how the Insurance Account Value and Death Benefit of a Contract issued to an Insured of a given Issue Age and at a given Premium would vary over time if the investment return on the assets held in each Available Division of the Separate Account were an assumed uniform, gross, after-tax annual rate of 0%, 6% or 12%. THE HYPOTHETICAL RATES OF RETURN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT PERFORMANCE. The illustrations illustrate a Contract issued to a Male, Issue Age 45 in a nonsmoker rate class assuming guaranteed issue. The values would be different from those shown if the gross annual investment rates of return averaged 0%, 6% or 12% over a period of years, but fluctuated above and below those averages for individual Contract Years. The actual values will depend upon various factors, including age, sex, smoking status, and underwriting status of the Insured.

The Insurance Account Value column under the "Guaranteed" heading shows the accumulated value of the Net Premiums paid at the assumed rate of return, reflecting deduction of the maximum mortality and expense risk charge, the maximum monthly administrative charges, and monthly charges for the cost of insurance based on the maximum values allowed under the 1980 Commissioners Standard Ordinary Mortality Table. The Insurance Account Value column under the "Current" heading shows the accumulated value of the Net Premiums at the assumed rate of return, reflecting deduction of the current mortality and expense risk charge, the current monthly administrative charges, and monthly charges for the cost of insurance at their current level, which is less than or equal to that allowed by the 1980 Commissioners Standard Ordinary Mortality Table. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between illustrations depending upon whether Death Benefit Option 1, Option 2, or Option 3 is illustrated.


The amounts shown for the Insurance Account Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division due to the advisory fee (.44% of aggregate average daily net assets is assumed) and operating expenses of the Underlying Portfolio (which are assumed to be .36%). After deduction for these amounts and the mortality and expense basis the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.15%, 4.85%, and 10.85%, respectively, on a current basis, and -1.30%, 4.70%, and 10.70%, respectively, on a guaranteed basis. The average advisory fee and fund expense reflects any voluntary expense reimbursement arrangements between the various underlying funds and their investment advisors. The investment advisors could terminate these arrangements at any time. If any of these arrangements are terminated, the above net annual rates of return would be reduced. The actual investment advisory fee applicable to each Division is shown in the respective prospectuses for each Underlying Portfolio. These Prospectuses for the Funds should also be consulted for details about the nature and extent of expenses for each Underlying Portfolio.

The hypothetical values shown in the illustrations do not reflect any charges for federal income taxes against the Separate Account, since Security Equity Life Insurance Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the Available Divisions would have to exceed 0%, 6% and 12% by an amount sufficient to cover the charges in order to produce the Death Benefit and Insurance Account Value illustration. (See "Federal Tax Matters").

The illustrations illustrate the Contract values that would result based upon the investment rates of return if Premiums are paid as indicated, if all Net Premiums are allocated evenly among Available Divisions, and if no Contract Loans have been made. The illustrations are also based on the assumptions that the Contract Holder has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

Upon request, Security Equity Life Insurance Company will provide a comparable illustration based upon the proposed Insured's Issue Age, sex and underwriting class, the Face Amount and Premium pattern requested, and any available riders requested.

                                         SECURITY EQUITY LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                                  Male Nonsmoker Age 45

Death Benefit Option: Option 1. Level                                                          Annual Premium: $4,880


                                                                        For Separate Account 13
                                                             Hypothetical Gross Annual Rate of Return @ 0%
                                                         Current                                 Guaranteed
                                                     (-1.14% Net)<F*>                         (-1.29% Net)<F**>
                   Premium                 Insurance       Net                      Insurance        Net
                    Accum.       Annual     Account       Cash          Death        Account        Cash         Death
Year        Age      @5%        Premium     Value         Value        Benefit        Value         Value        Benefit
  1         46       5,124       4,880       4,198         4,198       100,000         4,136         4,136       100,000
  2         47      10,504       4,880       8,369         8,369       100,000         8,230         8,230       100,000
  3         48      16,153       4,880      12,491        12,491       100,000        12,259        12,259       100,000
  4         49      22,085       4,880      16,564        16,564       100,000        16,227        16,227       100,000
  5         50      28,313       4,880      20,589        20,589       100,000        20,133        20,133       100,000
  6         51      34,853       4,880      24,529        24,529       100,000        23,977        23,977       100,000
  7         52      41,720       4,880      28,424        28,424       100,000        27,760        27,760       100,000
  8         53      43,806           0      27,674        27,674       100,000        26,884        26,884       100,000
  9         54      45,996           0      26,906        26,906       100,000        25,973        25,973       100,000
 10         55      48,296           0      26,113        26,113       100,000        25,019        25,019       100,000
 11         56      50,710           0      25,201        25,201       100,000        24,016        24,016       100,000
 12         57      53,246           0      24,258        24,258       100,000        22,955        22,955       100,000
 13         58      55,908           0      23,281        23,281       100,000        21,833        21,833       100,000
 14         59      58,704           0      22,268        22,268       100,000        20,641        20,641       100,000
 15         60      61,639           0      21,215        21,215       100,000        19,367        19,367       100,000
 16         61      64,721           0      19,947        19,947       100,000        18,000        18,000       100,000
 17         62      67,957           0      18,628        18,628       100,000        16,525        16,525       100,000
 18         63      71,355           0      17,249        17,249       100,000        14,923        14,923       100,000
 19         64      74,922           0      15,800        15,800       100,000        13,170        13,170       100,000
 20         65      78,669           0      14,274        14,274       100,000        11,240        11,240       100,000
 25         70     100,403           0       8,081         8,081       100,000              <F***>        <F***>        <F***>
 30         75     128,143           0            <F***>        <F***>        <F***>        <F***>        <F***>        <F***>


<F*>  These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**> These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***>The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.


The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                              SECURITY EQUITY LIFE INSURANCE COMPANY
                              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                      Male Nonsmoker Age 45

Death Benefit Option: Option 1. Level                                               Annual Premium: $4,880


                                                                            For Separate Account 13
                                                                  Hypothetical Gross Annual Rate of Return @ 6%
                                                         Current                                  Guaranteed
                                                     (4.86% Net)<F*>                           (4.71% Net)<F**>
                   Premium                 Insurance       Net                      Insurance         Net
                    Accum.      Annual      Account       Cash         Death         Account         Cash         Death
Year        Age      @5%        Premium      Value        Value        Benefit        Value          Value       Benefit
  1         46       5,124       4,880       4,463         4,463       100,000         4,400         4,400       100,000
  2         47      10,504       4,880       9,167         9,167       100,000         9,019         9,019       100,000
  3         48      16,153       4,880      14,099        14,099       100,000        13,848        13,848       100,000
  4         49      22,085       4,880      19,275        19,275       100,000        18,899        18,899       100,000
  5         50      28,313       4,880      24,704        24,704       100,000        24,182        24,182       100,000
  6         51      34,853       4,880      30,368        30,368       100,000        29,712        29,712       100,000
  7         52      41,720       4,880      36,317        36,317       100,000        35,502        35,502       100,000
  8         53      43,806           0      37,690        37,690       100,000        36,692        36,692       100,000
  9         54      45,996           0      39,117        39,117       100,000        37,909        37,909       100,000
 10         55      48,296           0      40,597        40,597       100,000        39,150        39,150       100,000
 11         56      50,710           0      42,057        42,057       100,000        40,413        40,413       100,000
 12         57      53,246           0      43,574        43,574       100,000        41,696        41,696       100,000
 13         58      55,908           0      45,148        45,148       100,000        43,001        43,001       100,000
 14         59      58,704           0      46,785        46,785       100,000        44,326        44,326       100,000
 15         60      61,639           0      48,489        48,489       100,000        45,667        45,667       100,000
 16         61      64,721           0      50,149        50,149       100,000        47,024        47,024       100,000
 17         62      67,957           0      51,880        51,880       100,129        48,392        48,392       100,000
 18         63      71,355           0      53,684        53,684       100,926        49,765        49,765       100,000
 19         64      74,922           0      55,561        55,561       101,676        51,139        51,139       100,000
 20         65      78,669           0      57,507        57,507       102,937        52,507        52,507       100,000
 25         70     100,403           0      69,851        69,851       110,365        59,110        59,110       100,000
 30         75     128,143           0      84,222        84,222       120,438        64,595        64,595       100,000


<F*>  These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**> These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***>The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.


The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                           SECURITY EQUITY LIFE INSURANCE COMPANY
                                          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                                     Male Nonsmoker Age 45

Death Benefit Option: Option 1. Level                                                             Annual Premium: $4,880


                                                                           For Separate Account 13
                                                                Hypothetical Gross Annual Rate of Return @ 12%
                                                         Current                                  Guaranteed
                                                     (10.86% Net)<F*>                          (10.71% Net)<F**>
                   Premium                 Insurance       Net                      Insurance         Net
                    Accum.       Annual     Account       Cash          Death        Account         Cash        Death
Year       Age       @5%        Premium      Value        Value        Benefit        Value          Value       Benefit
  1         46       5,124       4,880       4,729         4,729       100,000         4,663         4,663       100,000
  2         47      10,504       4,880       9,997         9,997       100,000         9,841         9,841       100,000
  3         48      16,153       4,880      15,841        15,841       100,000        15,569        15,569       100,000
  4         49      22,085       4,880      22,326        22,326       100,000        21,908        21,908       100,000
  5         50      28,313       4,880      29,526        29,526       100,000        28,929        28,929       100,000
  6         51      34,853       4,880      37,490        37,490       100,474        36,712        36,712       100,000
  7         52      41,720       4,880      46,273        46,273       119,846        45,279        45,279       117,273
  8         53      43,806           0      50,839        50,839       127,606        49,587        49,587       124,463
  9         54      45,996           0      55,858        55,858       136,293        54,292        54,292       132,472
 10         55      48,296           0      61,370        61,370       144,833        59,430        59,430       140,254
 11         56      50,710           0      67,315        67,315       154,152        65,035        65,035       148,929
 12         57      53,246           0      73,836        73,836       164,653        71,140        71,140       158,642
 13         58      55,908           0      80,991        80,991       174,941        77,797        77,797       168,041
 14         59      58,704           0      88,842        88,842       186,568        85,048        85,048       178,600
 15         60      61,639           0      97,458        97,458       198,814        92,940        92,940       189,597
 16         61      64,721           0     106,678       106,678       212,288       101,513       101,513       202,011
 17         62      67,957           0     116,793       116,793       225,410       110,837       110,837       213,915
 18         63      71,355           0     127,877       127,877       240,409       120,952       120,952       227,389
 19         64      74,922           0     140,021       140,021       256,239       131,914       131,914       241,403
 20         65      78,669           0     153,311       153,311       274,426       143,759       143,759       257,329
 25         70     100,403           0     246,660       246,660       389,723       218,937       218,937       345,921
 30         75     128,143           0     393,849       393,849       563,203       327,249       327,249       467,966


<F*>  These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**> These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***>The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.


The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                        SECURITY EQUITY LIFE INSURANCE COMPANY
                                       FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                                   Male Nonsmoker Age 45

Death Benefit Option: Option 2. Return of Account Value                                         Annual Premium: $4,880


                                                                             For Separate Account 13
                                                                  Hypothetical Gross Annual Rate of Return @ 0%
                                                          Current                                  Guaranteed
                                                      (-1.14% Net)<F*>                         (-1.29% Net)<F**>
                   Premium                Insurance         Net                      Insurance        Net
                    Accum.       Annual    Account         Cash         Death         Account        Cash        Death
Year       Age       @5%        Premium     Value          Value       Benefit         Value         Value       Benefit
  1         46       5,124       4,880       4,184         4,184       104,184         4,122         4,122       104,122
  2         47      10,504       4,880       8,327         8,327       108,327         8,185         8,185       108,185
  3         48      16,153       4,880      12,404        12,404       112,404        12,167        12,167       112,167
  4         49      22,085       4,880      16,417        16,417       116,417        16,067        16,067       116,067
  5         50      28,313       4,880      20,362        20,362       120,362        19,882        19,882       119,882
  6         51      34,853       4,880      24,190        24,190       124,190        23,611        23,611       123,611
  7         52      41,720       4,880      27,948        27,948       127,948        27,249        27,249       127,249
  8         53      43,806           0      27,058        27,058       127,058        26,221        26,221       126,221
  9         54      45,996           0      26,147        26,147       126,147        25,150        25,150       125,150
 10         55      48,296           0      25,206        25,206       125,206        24,026        24,026       124,026
 11         56      50,710           0      24,110        24,110       124,110        22,845        22,845       122,845
 12         57      53,246           0      22,982        22,982       122,982        21,598        21,598       121,598
 13         58      55,908           0      21,818        21,818       121,818        20,281        20,281       120,281
 14         59      58,704           0      20,615        20,615       120,615        18,889        18,889       118,889
 15         60      61,639           0      19,374        19,374       119,374        17,409        17,409       117,409
 16         61      64,721           0      17,874        17,874       117,874        15,832        15,832       115,832
 17         62      67,957           0      16,329        16,329       116,329        14,144        14,144       114,144
 18         63      71,355           0      14,732        14,732       114,732        12,330        12,330       112,330
 19         64      74,922           0      13,073        13,073       113,073        10,369        10,369       110,369
 20         65      78,669           0      11,349        11,349       111,349         8,241         8,241       108,241
 25         70     100,403           0       4,672         4,672       104,672              <F***>        <F***>        <F***>
 30         75     128,143           0            <F***>        <F***>        <F***>        <F***>        <F***>        <F***>


<F*>  These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**> These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***>The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.


The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                        SECURITY EQUITY LIFE INSURANCE COMPANY
                                       FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                                    Male Nonsmoker Age 45

Death Benefit Option: Option 2. Return of Account Value                                          Annual Premium: $4,880


                                                                             For Separate Account 13
                                                                  Hypothetical Gross Annual Rate of Return @ 6%
                                                          Current                                 Guaranteed
                                                      (4.86% Net)<F*>                          (4.71% Net)<F**>
                   Premium                 Insurance        Net                     Insurance        Net
                    Accum.       Annual     Account        Cash         Death        Account         Cash         Death
Year       Age       @5%        Premium      Value         Value       Benefit        Value          Value       Benefit
  1         46       5,124       4,880       4,449         4,449       104,449         4,384         4,384       104,384
  2         47      10,504       4,880       9,121         9,121       109,121         8,970         8,970       108,970
  3         48      16,153       4,880      14,000        14,000       114,000        13,742        13,742       113,742
  4         49      22,085       4,880      19,099        19,099       119,099        18,708        18,708       118,708
  5         50      28,313       4,880      24,422        24,422       124,422        23,871        23,871       123,871
  6         51      34,853       4,880      29,931        29,931       129,931        29,240        29,240       129,240
  7         52      41,720       4,880      35,679        35,679       135,679        34,816        34,816       134,816
  8         53      43,806           0      36,823        36,823       136,823        35,758        35,758       135,758
  9         54      45,996           0      37,991        37,991       137,991        36,685        36,685       136,685
 10         55      48,296           0      39,174        39,174       139,174        37,589        37,589       137,589
 11         56      50,710           0      40,243        40,243       140,243        38,459        38,459       138,459
 12         57      53,246           0      41,319        41,319       141,319        39,288        39,288       139,288
 13         58      55,908           0      42,395        42,395       142,395        40,067        40,067       140,067
 14         59      58,704           0      43,472        43,472       143,472        40,787        40,787       140,787
 15         60      61,639           0      44,546        44,546       144,546        41,433        41,433       141,433
 16         61      64,721           0      45,392        45,392       145,392        41,989        41,989       141,989
 17         62      67,957           0      46,214        46,214       146,214        42,436        42,436       142,436
 18         63      71,355           0      47,004        47,004       147,004        42,751        42,751       142,751
 19         64      74,922           0      47,751        47,751       147,751        42,907        42,907       142,907
 20         65      78,669           0      48,447        48,447       148,447        42,871        42,871       142,871
 25         70     100,403           0      54,474        54,474       154,474        38,769        38,769       138,769
 30         75     128,143           0      57,816        57,816       157,816        23,714        23,714       123,714


<F*>  These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**> These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***>The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.


The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.


                                           SECURITY EQUITY LIFE INSURANCE COMPANY
                                          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
Contract Face Amount: $100,000                                                                    Male Nonsmoker Age 45

Death Benefit Option: Option 2. Return of Account Value                                          Annual Premium: $4,880


                                                                               For Separate Account 13
                                                                   Hypothetical Gross Annual Rate of Return @ 12%
                                                         Current                                  Guaranteed
                                                     (10.86% Net)<F*>                          (10.71% Net)<F**>
                   Premium                Insurance        Net                      Insurance         Net
                    Accum.      Annual     Account         Cash         Death        Account         Cash         Death
Year       Age       @5%        Premium     Value         Value        Benefit        Value         Value        Benefit
  1         46       5,124       4,880       4,713         4,713       104,713         4,647         4,647       104,647
  2         47      10,504       4,880       9,946         9,946       109,946         9,787         9,787       109,787
  3         48      16,153       4,880      15,728        15,728       115,728        15,448        15,448       115,448
  4         49      22,085       4,880      22,118        22,118       122,118        21,681        21,681       121,681
  5         50      28,313       4,880      29,179        29,179       129,179        28,546        28,546       128,546
  6         51      34,853       4,880      36,931        36,931       136,931        36,107        36,107       136,107
  7         52      41,720       4,880      45,496        45,496       145,496        44,431        44,431       144,431
  8         53      43,806           0      49,828        49,828       149,828        48,470        48,470       148,470
  9         54      45,996           0      54,599        54,599       154,599        52,881        52,881       152,881
 10         55      48,296           0      59,845        59,845       159,845        57,695        57,695       157,695
 11         56      50,710           0      65,484        65,484       165,484        62,947        62,947       162,947
 12         57      53,246           0      71,689        71,689       171,689        68,676        68,676       168,676
 13         58      55,908           0      78,515        78,515       178,515        74,928        74,928       174,928
 14         59      58,704           0      86,028        86,028       186,028        81,751        81,751       181,751
 15         60      61,639           0      94,302        94,302       194,302        89,193        89,193       189,193
 16         61      64,721           0     103,183       103,183       205,334        97,309        97,309       197,309
 17         62      67,957           0     112,949       112,949       217,992       106,156       106,156       206,156
 18         63      71,355           0     123,666       123,666       232,493       115,791       115,791       217,687
 19         64      74,922           0     135,409       135,409       247,798       126,262       126,262       231,059
 20         65      78,669           0     148,259       148,259       265,383       137,594       137,594       246,294
 25         70     100,403           0     238,520       238,520       376,862       209,523       209,523       331,046
 30         75     128,143           0     380,840       380,840       544,601       313,151       313,151       447,806


<F*>  These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**> These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***>The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.


The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                        SECURITY EQUITY LIFE INSURANCE COMPANY
                                       FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                                     Male Nonsmoker Age 45

Death Benefit Option: Option 3. Return of Premium @0.00%                                          Annual Premium: $4,880


                                                                             For Separate Account 13
                                                                  Hypothetical Gross Annual Rate of Return @ 0%
                                                          Current                                Guaranteed
                                                     (-1.14% Net)<F*>                         (-1.29% Net)<F**>
                   Premium                 Insurance        Net                     Insurance        Net
                    Accum.      Annual      Account        Cash         Death        Account        Cash         Death
Year       Age       @5%        Premium      Value         Value       Benefit        Value         Value        Benefit
  1         46       5,124       4,880       4,183         4,183       104,880         4,120         4,120       104,880
  2         47      10,504       4,880       8,322         8,322       109,760         8,179         8,179       109,760
  3         48      16,153       4,880      12,392        12,392       114,640        12,153        12,153       114,640
  4         49      22,085       4,880      16,395        16,395       119,520        16,040        16,040       119,520
  5         50      28,313       4,880      20,325        20,325       124,400        19,837        19,837       124,400
  6         51      34,853       4,880      24,133        24,133       129,280        23,541        23,541       129,280
  7         52      41,720       4,880      27,863        27,863       134,160        27,145        27,145       134,160
  8         53      43,806           0      26,939        26,939       134,160        26,075        26,075       134,160
  9         54      45,996           0      25,987        25,987       134,160        24,950        24,950       134,160
 10         55      48,296           0      24,997        24,997       134,160        23,761        23,761       134,160
 11         56      50,710           0      23,830        23,830       134,160        22,498        22,498       134,160
 12         57      53,246           0      22,618        22,618       134,160        21,150        21,150       134,160
 13         58      55,908           0      21,355        21,355       134,160        19,710        19,710       134,160
 14         59      58,704           0      20,037        20,037       134,160        18,167        18,167       134,160
 15         60      61,639           0      18,661        18,661       134,160        16,506        16,506       134,160
 16         61      64,721           0      16,970        16,970       134,160        14,707        14,707       134,160
 17         62      67,957           0      15,203        15,203       134,160        12,751        12,751       134,160
 18         63      71,355           0      13,350        13,350       134,160        10,611        10,611       134,160
 19         64      74,922           0      11,394        11,394       134,160         8,251         8,251       134,160
 20         65      78,669           0       9,328         9,328       134,160         5,636         5,636       134,160
 25         70     100,403           0       1,090         1,090       134,160              <F***>        <F***>        <F***>
 30         75     128,143           0            <F***>        <F***>        <F***>        <F***>        <F***>        <F***>


<F*>  These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**> These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***>The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.


The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                            SECURITY EQUITY LIFE INSURANCE COMPANY
                                           FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                                     Male Nonsmoker Age 45

Death Benefit Option: Option 3. Return of Premium @0.00%                                          Annual Premium: $4,880


                                                                            For Separate Account 13
                                                                  Hypothetical Gross Annual Rate of Return @ 6%
                                                          Current                                 Guaranteed
                                                      (4.86% Net)<F*>                          (4.71% Net)<F**>
                   Premium                Insurance        Net                      Insurance        Net
                    Accum.      Annual     Account         Cash         Death        Account        Cash          Death
Year       Age       @5%        Premium     Value          Value       Benefit        Value         Value        Benefit
  1         46       5,124       4,880       4,447         4,447       104,880         4,383         4,383       104,880
  2         47      10,504       4,880       9,117         9,117       109,760         8,966         8,966       109,760
  3         48      16,153       4,880      13,994        13,994       114,640        13,734        13,734       114,640
  4         49      22,085       4,880      19,090        19,090       119,520        18,695        18,695       119,520
  5         50      28,313       4,880      24,411        24,411       124,400        23,853        23,853       124,400
  6         51      34,853       4,880      29,920        29,920       129,280        29,219        29,219       129,280
  7         52      41,720       4,880      35,672        35,672       134,160        34,795        34,795       134,160
  8         53      43,806           0      36,826        36,826       134,160        35,742        35,742       134,160
  9         54      45,996           0      38,013        38,013       134,160        36,682        36,682       134,160
 10         55      48,296           0      39,223        39,223       134,160        37,606        37,606       134,160
 11         56      50,710           0      40,338        40,338       134,160        38,509        38,509       134,160
 12         57      53,246           0      41,474        41,474       134,160        39,382        39,382       134,160
 13         58      55,908           0      42,627        42,627       134,160        40,220        40,220       134,160
 14         59      58,704           0      43,798        43,798       134,160        41,016        41,016       134,160
 15         60      61,639           0      44,988        44,988       134,160        41,757        41,757       134,160
 16         61      64,721           0      45,998        45,998       134,160        42,430        42,430       134,160
 17         62      67,957           0      47,013        47,013       134,160        43,020        43,020       134,160
 18         63      71,355           0      48,029        48,029       134,160        43,507        43,507       134,160
 19         64      74,922           0      49,038        49,038       134,160        43,866        43,866       134,160
 20         65      78,669           0      50,038        50,038       134,160        44,067        44,067       134,160
 25         70     100,403           0      57,813        57,813       134,160        41,625        41,625       134,160
 30         75     128,143           0      65,056        65,056       134,160        27,742        27,742       134,160


<F*>  These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**> These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***>The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.


The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                         SECURITY EQUITY LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                                   Male Nonsmoker Age 45

Death Benefit Option: Option 3. Return of Premium @0.00%                                        Annual Premium: $4,880


                                                                               For Separate Account 13
                                                                  Hypothetical Gross Annual Rate of Return @ 12%
                                                         Current                                  Guaranteed
                                                     (10.86% Net)<F*>                         (10.71% Net)<F**>
                   Premium                Insurance        Net                     Insurance         Net
                    Accum.      Annual     Account        Cash         Death        Account         Cash          Death
Year       Age       @5%        Premium     Value         Value        Benefit       Value          Value        Benefit
  1         46       5,124       4,880       4,712         4,712       104,880         4,646         4,646       104,880
  2         47      10,504       4,880       9,945         9,945       109,760         9,785         9,785       109,760
  3         48      16,153       4,880      15,728        15,728       114,640        15,446        15,446       114,640
  4         49      22,085       4,880      22,124        22,124       119,520        21,685        21,685       119,520
  5         50      28,313       4,880      29,200        29,200       124,400        28,564        28,564       124,400
  6         51      34,853       4,880      36,983        36,983       129,280        36,154        36,154       129,280
  7         52      41,720       4,880      45,602        45,602       134,160        44,530        44,530       134,160
  8         53      43,806           0      50,020        50,020       134,160        48,655        48,655       134,160
  9         54      45,996           0      54,917        54,917       134,160        53,198        53,198       134,160
 10         55      48,296           0      60,328        60,328       142,375        58,203        58,203       137,359
 11         56      50,710           0      66,172        66,172       151,533        63,689        63,689       145,849
 12         57      53,246           0      72,580        72,580       161,854        69,666        69,666       155,356
 13         58      55,908           0      79,613        79,613       171,965        76,183        76,183       164,556
 14         59      58,704           0      87,330        87,330       183,392        83,281        83,281       174,891
 15         60      61,639           0      95,798        95,798       195,428        91,007        91,007       185,655
 16         61      64,721           0     104,860       104,860       208,671        99,401        99,401       197,808
 17         62      67,957           0     114,801       114,801       221,567       108,528       108,528       209,460
 18         63      71,355           0     125,696       125,696       236,308       118,430       118,430       222,649
 19         64      74,922           0     137,632       137,632       251,867       129,162       129,162       236,367
 20         65      78,669           0     150,694       150,694       269,742       140,758       140,758       251,957
 25         70     100,403           0     242,443       242,443       383,060       214,354       214,354       338,680
 30         75     128,143           0     387,110       387,110       553,567       320,386       320,386       458,152


<F*>  These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**> These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***>The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.


The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                    INDEPENDENT AUDITORS' REPORT


The Board of Directors
Security Equity Life Insurance Company
   and Policyholders of Security Equity
   Life Insurance Company Separate Account Thirteen:

We have audited the statements of assets and liabilities, including the schedule of investments, of the General American Capital Company Money Market Fund, Wells Fargo Bank L&A Asset Allocation Fund, Wells Fargo Bank L&A US Government Allocation Fund, Fidelity VIP Growth Fund, Fidelity VIP II Investment Grade Bond Fund, Fidelity VIP II Index 500 Fund, Fidelity VIP Overseas Fund, Fidelity VIP High Income Fund, Evergreen VA Fund, Evergreen VA Foundation Fund, Evergreen VA Growth and Income Fund, Russell Multi-Style Equity Fund, Russell Aggressive Equity Fund, Russell Non-US Fund, and the Russell Core Bond Fund Divisions of Security Equity Life Insurance Company Separate Account Thirteen as of December 31, 1997, and the related statements of operations and changes in net assets for the periods presented. These financial statements are the responsibility of the management of Security Equity Life Insurance Company Separate Account Thirteen. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1997 by correspondence with underlying Mutual Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the General American Capital Company Money Market Fund, Wells Fargo Bank L&A Asset Allocation Fund, Wells Fargo Bank L&A US Government Allocation Fund, Fidelity VIP Growth Fund, Fidelity VIP II Investment Grade Bond Fund, Fidelity VIP II Index 500 Fund, Fidelity VIP Overseas Fund, Fidelity VIP High Income Fund, Evergreen VA Fund, Evergreen VA Foundation Fund, Evergreen VA Growth and Income Fund, Russell Multi-Style Equity Fund, Russell Aggressive Equity Fund, Russell Non-US Fund, and the Russell Core Bond Fund Divisions of Security Equity Life Insurance Company Separate Account Thirteen as of December 31, 1997, the results of their operations and the changes in their net assets for the periods presented, in conformity with generally accepted accounting principles.




St. Louis, Missouri
February 20, 1998

                                             SECURITY EQUITY LIFE INSURANCE COMPANY
                                                   SEPARATE ACCOUNT THIRTEEN

                                              Statements of Assets and Liabilities
                                                        December 31, 1997



                            General       Wells       Wells
                            American      Fargo       Fargo                 Fidelity
                            Capital       Bank         Bank                  VIP II                             Fidelity
                            Company        L&A        L&A US    Fidelity   Investment  Fidelity     Fidelity      VIP
                             Money        Asset     Government    VIP        Grade      VIP II        VIP         High
                            Market      Allocation  Allocation   Growth       Bond     Index 500    Overseas     Income
                             Fund         Fund         Fund       Fund        Fund       Fund         Fund        Fund
                             ----         ----         ----       ----        ----       ----         ----        ----
Assets:
  Investments, at
    market value          $2,291,672      22,753   1,075,054   4,337,386   4,273,361   7,409,458     128,437     172,015

Liabilities:
  Payable to
  Security
    EquityLife
    Insurance                    351           4         165         663         649       1,150           9          22
    Company               ----------      ------   ---------   ---------   ---------   ---------     -------     -------


Total net assets          $2,291,321      22,749   1,074,889   4,336,723   4,272,712   7,408,308     128,428     171,993
                          ==========      ======   =========   =========   =========   =========     =======     =======

Total units                1,933,223      13,509     886,655   2,180,702   3,306,395   3,313,560     116,002     147,714
                          ==========      ======   =========   =========   =========   =========     =======     =======

Unit value                $     1.19        1.68        1.21        1.99        1.29        2.24        1.11        1.16
                          ==========      ======   =========   =========   =========   =========     =======     =======

Cost of investments       $2,346,299      23,284   1,068,153   3,570,421   4,082,197   6,391,952     131,744     158,094
                          ==========      ======   =========   =========   =========   =========     =======     =======



                                                    Evergreen
                                                       VA       Russell       Russell
                                      Evergreen      Growth      Multi-       Aggres-                 Russell
                           Evergreen      VA          and        Style         sive       Russell      Core
                              VA      Foundation     Income      Equity       Equity      Non-US       Bond
                             Fund        Fund         Fund        Fund         Fund        Fund        Fund
                             ----        ----         ----        ----         ----        ----        ----
Assets:
  Investments, at
    market value          $4,307,387   3,402,506   4,328,391     127,313      45,517      60,943      42,781

Liabilities:
  Payable to
  Security
    EquityLife
    Insurance                    657         519         661          19           7           9           7
    Company               ----------   ---------   ---------     -------      ------      ------      ------

Total net assets          $4,306,730   3,401,987   4,327,730     127,294      45,510      60,934      42,774
                          ==========   =========   =========     =======      ======      ======      ======

Total units                2,843,275   2,334,346   2,874,370     123,323      41,107      68,511      41,107
                          ==========   =========   =========     =======      ======      ======      ======

Unit value                $     1.51        1.46        1.51        1.03        1.11         .89        1.04
                          ==========   =========   =========     =======      ======      ======      ======

Cost of investments       $3,267,615   3,001,733   3,210,397     122,937      41,050      68,234      41,636
                          ==========   =========   =========     =======      ======      ======      ======


See accompanying notes to financial statements.


                                         SECURITY EQUITY LIFE INSURANCE COMPANY
                                               SEPARATE ACCOUNT THIRTEEN

                                                Statements of Operations

                                              Year ended December 31, 1997

                                                                 Wells
                                      General         Wells     Fargo              Fidelity
                                     American         Fargo      Bank               VIP II
                                      Capital         Bank       L&A                Invest-   Fidelity            Fidelity
                                      Company          L&A        US      Fidelity   ment      VIP II   Fidelity    VIP
                                       Money          Asset   Government    VIP      Grade      Index     VIP       High
                                       Market      Allocation Allocation   Growth    Bond        500    Overseas   Income
                                       Fund           Fund       Fund       Fund     Fund       Fund      Fund      Fund
                                       ----           ----       ----       ----     ----       ----      ----      ----
Investment income:
  Dividend income                  $         -         798      29,147     27,119   225,803     39,357    3,584         -

Expense:
  Mortality and expense
    charges                              8,153          57       1,790     16,100    13,854     20,225      918       322


Net investment income (expense)         (8,153)        741      27,357     11,019   211,949     19,132    2,666      (322)
                                   -----------       -----      ------    -------   -------  ---------  -------    ------
Net realized gain (loss) on
  investments:
    Proceeds from sales             20,629,339         510      11,595    675,710   235,810  1,153,694  228,191     2,086
    Cost of investments sold        21,128,960         503      11,537    522,627   229,902    803,888  224,866     2,056
                                   -----------       -----      ------    -------   -------  ---------  -------    ------
       Net realized gain
         (loss) on sales              (499,621)          7          58    153,083     5,908    349,806    3,325        30
    Realized gain from
      distributions                     70,508       1,992       1,636    121,391         -     79,863   14,229         -
                                   -----------       -----      ------    -------   -------  ---------  -------    ------
       Net realized gain
         (loss) on
         investments                  (429,113)      1,999       1,694    274,474     5,908    429,669   17,554        30
                                   -----------       -----      ------    -------   -------  ---------  -------    ------
Net unrealized gain (loss)
  on investments:
    Beginning of period               (616,614)       (727)          -    152,534    72,512    190,361        -         -
    End of period                      (54,627)       (531)      6,901    766,965   191,164  1,017,506   (3,307)   13,921
                                   -----------       -----      ------    -------   -------  ---------  -------    ------
      Net unrealized gain
        (loss) on
        investments                    561,987         196       6,901    614,431   118,652    827,145   (3,307)   13,921
                                   -----------       -----      ------    -------   -------  ---------  -------    ------
      Net gain (loss)
        on investments                 132,874       2,195       8,595    888,905   124,560  1,256,814   14,247    13,951
                                   -----------       -----      ------    -------   -------  ---------  -------    ------
      Net increase (decrease)
        in net assets
        resulting from
        operations                 $   124,721       2,936      35,952    899,924   336,509  1,275,946   16,913    13,629
                                   ===========       =====      ======    =======   =======  =========  =======    ======



                                                                    Evergreen
                                                        Evergreen       VA        Russell     Russell
                                                            VA        Growth       Multi-     Aggres-               Russell
                                          Evergreen       Founda-      and         Style       sive      Russell     Core
                                              VA           tion       Income       Equity     Equity     Non-US      Bond
                                             Fund          Fund        Fund         Fund       Fund       Fund       Fund
                                             ----          ----        ----         ----       ----       ----       ----
Investment income:
  Dividend income                         $   14,086      56,929      19,339         186          -           -       628

Expense:
  Mortality and expense
    charges                                   15,760      10,793      14,415         193         67          93        65

Net investment income (expense)               (1,674)     46,136       4,924          (7)       (67)        (93)      563
                                          ----------     -------   ---------       -----      -----      ------     -----
Net realized gain (loss) on
  investments:
    Proceeds from sales                    1,142,113     718,799     510,045         612        215         306       204
    Cost of investments sold                 830,948     530,813     361,276         603        201         334       202
                                          ----------     -------   ---------       -----      -----      ------     -----
      Net realized gain
        (loss) on sales                      311,165     187,986     148,769           9         14         (28)        2
    Realized gain from
      distributions                          192,033     159,412     152,804           -          -           -         -
                                          ----------     -------   ---------       -----      -----      ------     -----
      Net realized gain
        (loss) on
        investments                          503,198     347,398     301,573           9         14         (28)        2
                                          ----------     -------   ---------       -----      -----      ------     -----

Net unrealized gain (loss)
  on investments:
    Beginning of period                      174,857      90,314     218,007           -          -           -         -
    End of period                          1,039,772     400,773   1,117,994       4,376      4,467      (7,291)    1,144
                                          ----------     -------   ---------       -----      -----      ------     -----
      Net unrealized gain
        (loss) on
        investments                          864,915     310,459     899,987       4,376      4,467      (7,291)    1,144
                                          ----------     -------   ---------       -----      -----      ------     -----

      Net gain (loss)
        on investments                     1,368,113     657,857   1,201,560       4,385      4,481      (7,319)    1,146
                                          ----------     -------   ---------       -----      -----      ------     -----

      Net increase (decrease)
        in net assets
        resulting from
        operations                        $1,366,439     703,993   1,206,484       4,378      4,414      (7,412)    1,709
                                          ==========     =======   =========       =====      =====      ======     =====

See accompanying notes to financial statements.


                                          SECURITY EQUITY LIFE INSURANCE COMPANY
                                                SEPARATE ACCOUNT THIRTEEN

                                                 Statements of Operations

                                               Year ended December 31, 1996

                                       General       Wells
                                       American      Fargo                  Fidelity                                 Evergreen
                                       Capital       Bank                    VIP II                        Evergreen    VA
                                       Company        L&A        Fidelity  Investment Fidelity                VA      Growth
                                        Money        Asset         VIP       Grade     VIP II   Evergreen   Founda-    and
                                       Market     Allocation      Growth      Bond      Index      VA        tion     Income
                                        Fund         Fund          Fund       Fund    500 Fund    Fund       Fund      Fund
                                        ----         ----          ----       ----    --------    ----       ----      ----
Income
Investment income:
  Dividend income                    $        -        348             98      6,207     1,888    14,947     25,649    16,722

Expense:
  Mortality and expense charges           8,455         19          9,716      6,971     5,182     2,914      1,512     2,926
                                     ----------       ----      ---------    -------   -------   -------    -------   -------

Net investment income (expense)          (8,455)       329         (9,618)      (764)   (3,294)   12,033     24,137    13,796
                                     ----------       ----      ---------    -------   -------   -------    -------   -------

Net realized gain (loss) on
  investments:
    Proceeds from sales               9,427,292        545      2,657,607    964,149   996,124    34,167     17,279    36,201
    Cost of investments sold          9,821,858        577      2,601,002    967,181   961,682    32,848     16,419    34,638
                                     ----------       ----      ---------    -------   -------   -------    -------   -------
      Net realized gain (loss) on
        sales                          (394,566)       (32)        56,605     (3,032)   34,442     1,319        860     1,563
    Realized gain from
      distributions                     662,558        565          2,483          -     4,854     8,720      8,970     4,256
                                     ----------       ----      ---------    -------   -------   -------    -------   -------
      Net realized gain (loss) on
        investments                     267,992        533         59,088     (3,032)   39,296    10,039      9,830     5,819
                                     ----------       ----      ---------    -------   -------   -------    -------   -------

Net unrealized gain (loss)
  on investments:
    Beginning of period                (477,414)      (264)          (141)         -         -         -          -         -
    End of period                      (616,614)      (727)       152,534     72,512   190,361   174,857     90,314   218,007
                                     ----------       ----      ---------    -------   -------   -------    -------   -------
      Net unrealized gain
        (loss) on investments          (139,200)      (463)       152,675     72,512   190,361   174,857     90,314   218,007
                                     ----------       ----      ---------    -------   -------   -------    -------   -------

      Net gain on
        investments                     128,792         70        211,763     69,480   229,657   184,896    100,144   223,826
                                     ----------       ----      ---------    -------   -------   -------    -------   -------

      Net increase in net assets
        resulting from
        operations                   $  120,337        399        202,145     68,716   226,363   196,929    124,281   237,622
                                     ==========       ====      =========    =======   =======   =======    =======   =======


See accompanying notes to financial statements.


                      SECURITY EQUITY LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT THIRTEEN

                              Statements of Operations

          Period from September 1, 1995 (inception) to December 31, 1995



                                                    General       Wells
                                                    American      Fargo
                                                    Capital       Bank
                                                    Company        L&A        Fidelity
                                                     Money        Asset         VIP
                                                    Market      Allocation     Growth
                                                     Fund          Fund         Fund
                                                     ----          ----         ----
Investment income:
   Dividend income                                 $       -          46           -

Expense:
   Mortality and expense charges                         910           1           1
                                                   ---------       -----        ----
     Net investment income (expense)                    (910)         45          (1)
                                                   ---------       -----        ----
Net realized gain on investments:
   Proceeds from sales                                 8,244           -           -
   Cost of investments sold                            8,217           -           -
                                                   ---------       -----        ----
     Net realized gain (loss) on sales                    27           -           -
   Realized gain from distributions                  494,746         224           -
                                                   ---------       -----        ----
     Net realized gain on investments                494,773         224           -
                                                   ---------       -----        ----

Net unrealized loss on investments:
   Beginning of period                                     -           -           -
   End of period                                    (477,414)       (264)       (141)
                                                   ---------       -----        ----
     Net unrealized loss on investments             (477,414)       (264)       (141)
                                                   ---------       -----        ----
     Net gain (loss) on investments                   17,359         (40)       (141)
                                                   ---------       -----        ----
     Net increase (decrease) in net assets
      resulting from operations                    $  16,449           5        (142)
                                                   =========       =====        ====

See accompanying notes to financial statements.


                                           SECURITY EQUITY LIFE INSURANCE COMPANY
                                                 SEPARATE ACCOUNT THIRTEEN

                                             Statements of Changes in Net Assets

                                                Year ended December 31, 1997


                                  General                    Wells
                                  American                    Fargo                 Fidelity
                                  Capital        Wells        Bank                   VIP II                        Fidelity
                                  Company      Fargo Bank    L&A US      Fidelity  Investment   Fidelity  Fidelity    VIP
                                  Money        L&A Asset   Government      VIP       Grade       VIP II     VIP       High
                                  Market       Allocation  Allocation     Growth      Bond     Index 500  Overseas   Income
                                   Fund           Fund        Fund         Fund       Fund        Fund      Fund      Fund
                                   ----           ----        ----         ----       ----        ----      ----      ----
Operations
   Net investment income
        (expense)             $     (8,153)         741       27,357       11,019     211,949     19,132     2,666      (322)

   Net realized gain (loss)
        on investments            (429,113)       1,999        1,694      274,474       5,908    429,669    17,554        30

   Net unrealized gain
        (loss) on
        investments                561,987          196        6,901      614,431     118,652    827,145    (3,307)   13,921
                              ------------       ------    ---------    ---------   ---------  ---------  --------   -------
         Net increase
            (decrease) in net
            assets resulting
            from operations        124,721        2,936       35,952      899,924     336,509  1,275,946    16,913    13,629
                              ------------       ------    ---------    ---------   ---------  ---------  --------   -------

Deposits into Separate
   Account                       8,313,213        8,594            -       52,684     187,438    238,135     1,137     1,364
Withdrawals from Separate
   Account                     (12,409,728)           -            -     (521,876)    (78,701)  (935,770) (212,942)        -
Transfers to (from)
   Divisions                    (8,186,180)           -    1,047,944      464,587     247,811  4,375,652   337,545   157,274
Policy charges                    (536,474)      (1,267)      (9,007)    (134,854)   (134,974)  (186,389)  (14,225)     (274)
                              ------------       ------    ---------    ---------   ---------  ---------  --------   -------
   Net deposits into
        (withdrawals from)
        Separate Account       (12,819,169)       7,327    1,038,937     (139,459)    221,574  3,491,628   111,515   158,364
                              ------------       ------    ---------    ---------   ---------  ---------  --------   -------

   Increase (decrease) in
        net assets             (12,694,448)      10,263    1,074,889      760,465     558,083  4,767,574   128,428   171,993
Net assets, beginning of
   period                       14,985,769       12,486            -    3,576,258   3,714,629  2,640,734         -         -
                              ------------       ------    ---------    ---------   ---------  ---------  --------   -------

Net assets, end of period     $  2,291,321       22,749    1,074,889    4,336,723   4,272,712  7,408,308   128,428   171,993
                              ============       ======    =========    =========   =========  =========  ========   =======




                                                               Evergreen
                                                    Evergreen     VA        Russell     Russell
                                                       VA       Growth       Multi-     Aggres-                 Russell
                                       Evergreen     Founda-     and         Style        sive      Russell       Core
                                           VA         tion      Income       Equity      Equity      Non-US       Bond
                                          Fund        Fund       Fund         Fund        Fund        Fund        Fund
                                          ----        ----       ----         ----        ----        ----        ----
Operations
   Net investment income
        (expense)                     $   (1,674)     46,136       4,924          (7)        (67)        (93)        563

   Net realized gain (loss)
        on investments                   503,198     347,398     301,573           9          14         (28)          2

   Net unrealized gain (loss) on
        investments                      864,915     310,459     899,987       4,376       4,467      (7,291)      1,144
                                      ----------   ---------   ---------     -------      ------      ------      ------
         Net increase
            (decrease) in net
            assets resulting
            from operations            1,366,439     703,993   1,206,484       4,378       4,414      (7,412)      1,709
                                      ----------   ---------   ---------     -------      ------      ------      ------

Deposits into Separate
   Account                                     -           -           -           -           -           -           -
Withdrawals from Separate
   Account                              (600,093)   (615,829)          -           -           -           -           -
Transfers to (from)
   Divisions                              90,397   1,589,962    (400,000)    123,754      41,251      68,752      41,251
Policy charges                          (126,744)    (90,084)    (96,118)       (838)       (155)       (406)       (186)
                                      ----------   ---------   ---------     -------      ------      ------      ------
   Net deposits into
        (withdrawals from)
        Separate Account                (636,440)    884,049    (496,118)    122,916      41,096      68,346      41,065
                                      ----------   ---------   ---------     -------      ------      ------      ------

   Increase (decrease) in
        net assets                       729,999   1,588,042     710,366     127,294      45,510      60,934      42,774
Net assets, beginning of
   period                              3,576,731   1,813,945   3,617,364           -           -           -           -
                                      ----------   ---------   ---------     -------      ------      ------      ------

Net assets, end of period              4,306,730   3,401,987   4,327,730     127,294      45,510      60,934      42,774
                                      ==========   =========   =========     =======      ======      ======      ======


See accompanying notes to financial statements.


                                               SECURITY EQUITY LIFE INSURANCE COMPANY
                                                     SEPARATE ACCOUNT THIRTEEN

                                                Statements of Changes in Net Assets

                                                    Year ended December 31, 1996

                                     General       Wells
                                     American      Fargo                                                          Evergreen
                                     Capital       Bank                Fidelity                        Evergreen      VA
                                     Company       L&A     Fidelity     VIP II    Fidelity                 VA       Growth
                                      Money        Asset     VIP      Investment   VIP II   Evergreen    Founda-     and
                                      Market    Allocation  Growth    Grade Bond  Index 500     VA        tion      Income
                                       Fund        Fund      Fund        Fund       Fund       Fund       Fund       Fund
                                       ----        ----      ----        ----       ----       ----       ----       ----
Operations:
  Net investment income (expense)  $    (8,455)      329     (9,618)       (764)    (3,294)    12,033     24,137     13,796

  Net realized gain (loss) on
    investments                        267,992       533     59,088      (3,032)    39,296     10,039      9,830      5,819

  Net unrealized gain (loss) on
    investments                       (139,200)     (463)   152,675      72,512    190,361    174,857     90,314    218,007
                                   -----------    ------  ---------   ---------  ---------  ---------  ---------  ---------

      Net increase in net assets
         resulting from operations     120,337       399    202,145      68,716    226,363    196,929    124,281    237,622
                                   -----------    ------  ---------   ---------  ---------  ---------  ---------  ---------

Deposits into Separate Account      16,201,970     6,223  1,854,129   1,992,244  1,139,931  1,799,979    899,908  1,799,969
Transfers to (from) Divisions       (9,318,249)    3,087  1,757,397   1,878,412  1,439,294  1,696,024    848,012  1,696,024
Policy charges                        (864,845)   (1,318)  (241,335)   (224,743)  (164,854)  (116,201)   (58,256)  (116,251)
                                   -----------    ------  ---------   ---------  ---------  ---------  ---------  ---------
      Net deposits into Separate
         Account                     6,018,876     7,992  3,370,191   3,645,913  2,414,371  3,379,802  1,689,664  3,379,742
                                   -----------    ------  ---------   ---------  ---------  ---------  ---------  ---------

      Increase in net assets         6,139,213     8,391  3,572,336   3,714,629  2,640,734  3,576,731  1,813,945  3,617,364

Net assets, beginning of period      8,846,556     4,095      3,922           -          -          -          -          -
                                   -----------    ------  ---------   ---------  ---------  ---------  ---------  ---------
Net assets, end of period          $14,985,769    12,486  3,576,258   3,714,629  2,640,734  3,576,731  1,813,945  3,617,364
                                   ===========    ======  =========   =========  =========  =========  =========  =========


See accompanying notes to financial statements.


                      SECURITY EQUITY LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT THIRTEEN

                        Statements of Changes in Net Assets

           Period from September 1, 1995 (inception) to December 31, 1995



                                                     General      Wells
                                                    American      Fargo
                                                     Capital       Bank
                                                     Company       L&A        Fidelity
                                                      Money        Asset        VIP
                                                     Market     Allocation     Growth
                                                      Fund         Fund         Fund
                                                      ----         ----         ----
Operations:
   Net investment income (expense)                $     (910)         45          (1)

Net realized gain on investments                     494,773         224           -

Net unrealized loss on investments                  (477,414)       (264)       (141)
                                                  ----------       -----       -----

         Net increase (decrease) in net assets
            resulting from operations                 16,449           5        (142)
                                                  ----------       -----       -----

Deposits into Separate Account                     9,362,425           -           -
Transfers to (from) Divisions                         (8,244)      4,131       4,104
Policy charges                                      (524,074)        (41)        (40)
                                                  ----------       -----       -----

         Net deposits into Separate Account        8,830,107       4,090       4,064
                                                  ----------       -----       -----

         Increase in net assets                    8,846,556       4,095       3,922

Net assets, beginning of period                            -           -           -
                                                  ----------       -----       -----

Net assets, end of period                         $8,846,556       4,095       3,922
                                                  ==========       =====       =====


See accompanying notes to financial statements.


                     SECURITY EQUITY LIFE INSURANCE COMPANY
                           SEPARATE ACCOUNT THIRTEEN

                        Notes to Financial Statements

                              December 31, 1997


(1)   Organization
      ------------
      Security Equity Life Insurance Company Separate Account Thirteen (the
          Separate Account) commenced operations on November 15, 1994. The Separate Account is registered under the Investment Company Act of 1940 (1940 Act) as a unit investment trust. The Separate Account receives purchase payments from individual flexible variable life contracts issued by Security Equity Life Insurance Company (Security Equity). Security Equity is a subsidiary of General American Life insurance Company.

      The Separate Account is divided into a number of Divisions.  Each
          Division invests in shares of an underlying portfolio available to policyholders as directed by the policyholders. The portfolios available for investment through the Separate Account are the General American Capital Company Money Market Fund, Wells Fargo Bank L&A Asset Allocation Fund, Wells Fargo Bank L&A US Government Allocation Fund, Fidelity VIP Growth Fund, Fidelity VIP II Investment Grade Bond Fund, Fidelity VIP II Index 500 Fund, Fidelity VIP Overseas Fund, Fidelity VIP High Income Fund, Fidelity VIP II Asset Manager Fund Division, Evergreen VA Fund, Evergreen VA Foundation Fund, Evergreen VA Growth and Income Fund, Russell Multi-Style Equity Fund, Russell Aggressive Equity Fund, Russell Non-US Fund, and the Russell Core Bond Fund.

      Investments in the Fidelity VIP II Investment Grade Bond Fund, Fidelity
          VIP II Index 500 Fund, Evergreen VA Fund, Evergreen VA Foundation Fund, and Evergreen VA Growth and Income Fund Divisions were initiated in the Separate Account for policyholders during 1996. Investments in the Fidelity VIP Overseas Fund, Fidelity VIP High Income Fund, Wells Fargo Bank L&A US Government Allocation Fund, Russell Multi Style Equity Fund, Russell Aggressive Equity Fund, Russell Non US Fund, and Russell Core Bond Fund Divisions were initiated in the Separate Account for policyholders during 1997. The Fidelity VIP II Asset Manager Fund Division had not commenced operations at December 31, 1997.

      The Bankers Trust Emerging Markets Fund, Bankers Trust Liquid Asset
          Fund, and the Bankers Trust Limited Maturity Bond Fund were removed as investment options from the Separate Account on May 1, 1997. There had been no activity in these funds.


(2)   Summary of Significant Accounting Policies
      ------------------------------------------
      The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

          (a)    Investments
                 -----------
                 The Separate Account's investments are valued daily based on the net asset value of the shares held. The first-in, first-out method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded on the trade date, which is the same as the settlement date.

                                                                   (Continued)

                     SECURITY EQUITY LIFE INSURANCE COMPANY
                           SEPARATE ACCOUNT THIRTEEN

                        Notes to Financial Statements



          (b)    Federal Income Taxes
                 --------------------
                 Under current federal income tax law, investment income or realized capital gains from sales of investments of the Separate Account are not taxable. Therefore, no federal income tax expense has been provided.

          (c)    Dividend Reinvestment
                 ---------------------
                 Dividends are recorded on the ex dividend date and
                     immediately reinvested on the pay date.

          (d)    Use of Estimates
                 ----------------
                 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)   Policy Charges
      --------------
      Charges are deducted from premiums and paid to Security Equity for providing the insurance benefits set forth in the contracts and any additional benefits by rider, administering the policies, reimbursement of expenses incurred in distributing the policies, and assuming certain risks in connection with the policies.

      The premium payment, less the premium load charge, equals the net premium. The premium load is deducted from the initial premium and from each subsequent premium paid by a policyholder, prior to allocation to the Separate Account. The premium load includes a distribution charge, a premium tax charge, and the DAC tax charge.

          Distribution Charge:  The distribution charge is composed of a
          -------------------
              premium expense load and a commission charge. The amount of the distribution charge will depend on the amount of initial premium and the sales commissions paid.

          Premium Expense Load - The premium expense load will be deducted
          --------------------
              from each premium and will equal a percentage of the premium. The percentage will be determined based on the sum of the initial premiums for all policies in a case, in accordance with the following table:


          Sum of the initial premiums
          of all contracts in the case            Premium expense load
          ----------------------------            --------------------
              Less than $250,000                        2.00%
              $250,000-$999,999                         1.50
              $1,000,000 and more                       1.25
                                                        ====

                                                                (Continued)

                     SECURITY EQUITY LIFE INSURANCE COMPANY
                           SEPARATE ACCOUNT THIRTEEN

                        Notes to Financial Statements


          Commission Charge - A commission charge may be deducted from a
          -----------------
              premium. The commission charge deducted from a premium will be equal to the full amount of commissions payable by Security Equity on the target premium.

          Premium Tax Charge:  Various states and subdivisions impose a tax
          ------------------
              on premiums received by insurance companies. Premium taxes vary from state to state. The percentage deducted from each premium varies based on the governing jurisdiction of the contract.

          DAC Tax Charge:  The DAC tax charge is equal to 1% of all premiums
          --------------
              paid in all contract years.

      Charges are deducted monthly from the cash value of each policy to compensate Security Equity for certain administrative costs, the cost of insurance, and optional rider benefit charges.

          Administrative Costs:  Security Equity has responsibility for the
          --------------------
              administration of the policies and the Separate Account. As reimbursement for administrative expenses related to the maintenance of each policy and the Separate Account, Security Equity assesses a monthly administrative charge against each policy. This monthly charge is $4.50 per policy. This cost may change, but is guaranteed not to exceed $8.00 per month per policy.

          Cost of Insurance:  The cost of insurance is deducted on each
          -----------------
              monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined by multiplying the applicable cost of insurance rate by the net amount at risk each policy month.

          Optional Rider Benefit Charges:  This monthly deduction includes
          ------------------------------
              charges for any additional benefits provided by rider.

      Mortality and Expense Charges:  In addition to the above policy
      -----------------------------
          charges, a daily charge against the operations of each Division is made for the mortality and expense risks assumed by Security Equity. The mortality and expense risk charge assessed against each Division will never exceed an annual effective rate of .50% of the policy's Separate Account value attributable to that Division. Currently, the amount of this charge is an annual effective rate of .35% of the Separate Account value, which is equivalent to .000957233% of the Separate Account value attributable to the Division on a daily basis. The mortality risk assumed by Security Equity under the contract is that insureds may, on average, live for shorter periods of time than estimated. The expense risk assumed by Security Equity under the contract is the risk that the cost of issuing and administering the contract may be more than estimated.

                                                                    (Continued)

                     SECURITY EQUITY LIFE INSURANCE COMPANY
                           SEPARATE ACCOUNT THIRTEEN

                        Notes to Financial Statements


(4)   Purchases and Sales
      -------------------
      During the period ended December 31, 1997, purchases and proceeds from the sales pertaining to the Separate Account were as follows:


                                                                        Purchases       Sales
                                                                        ---------       -----
         General American Capital Company Money Market Fund            $7,869,875     20,629,339
         Wells Fargo Bank L&A Asset Allocation Fund                        10,561            510
         Wells Fargo Bank L&A US Government Allocation Fund             1,079,690         11,595
         Fidelity VIP Growth Fund                                         663,291        675,710
         Fidelity VIP II Investment Grade Bond Fund                       662,053        235,810
         Fidelity VIP II Index 500 Fund                                 4,737,485      1,153,694
         Fidelity VIP Overseas Fund                                       356,610        228,191
         Fidelity VIP High Income Fund                                    160,150          2,086
         Evergreen VA Fund                                                696,517      1,142,113
         Evergreen VA Foundation Fund                                   1,808,828        718,799
         Evergreen VA Growth and Income Fund                              172,142        510,045
         Russell Multi-Style Equity Fund                                  123,540            612
         Russell Aggressive Equity Fund                                    41,251            215
         Russell Non-US Fund                                               68,569            306
         Russell Core Bond Fund                                            41,839            204


      There were no purchases or sales for the Fidelity VIP II Asset Manager
          Fund Division during 1997 (see note 1).

                                                                    (Continued)

                     SECURITY EQUITY LIFE INSURANCE COMPANY
                           SEPARATE ACCOUNT THIRTEEN

                        Notes to Financial Statements


(5)   Accumulation Unit Activity
      --------------------------
      For the year ended December 31, 1997, transactions in accumulation units were as follows:


                                                           Units,            Net            Transfers           Units,
                                                       beginning of       deposits           between            end of
                                                          period        (withdrawals)       Divisions           period
                                                          ------        -------------       ---------           ------
General American Capital Company
         Money Market Fund                              13,318,334       (4,108,503)       (7,276,608)        1,933,223
Wells Fargo Bank L&A Asset Allocation Fund                   8,931            4,798              (220)           13,509
Wells Fargo Bank L&A US Government
         Allocation Fund                                         -                -           886,655           886,655
Fidelity VIP Growth Fund                                 2,212,740         (236,554)          204,516         2,180,702
Fidelity VIP II Investment Grade Bond Fund               3,124,238           81,752           100,405         3,306,395
Fidelity VIP II Index 500 Fund                           1,561,960         (324,326)        2,075,926         3,313,560
Fidelity VIP Overseas Fund                                       -         (192,838)          308,840           116,002
Fidelity VIP High Income Fund                                    -            1,205           146,509           147,714
Evergreen VA Fund                                        3,227,545         (407,318)           23,048         2,843,275
Evergreen VA Foundation Fund                             1,585,211         (438,926)        1,188,061         2,334,346
Evergreen VA Growth and Income Fund                      3,224,042                -          (349,672)        2,874,370
Russell Multi-Style Equity Fund                                  -                -           123,323           123,323
Russell Aggressive Equity Fund                                   -                -            41,107            41,107
Russell Non-US Fund                                              -                -            68,511            68,511
Russell Core Bond Fund                                           -                -            41,107            41,107


         For the year ended December 31, 1996, transactions in accumulation units were as follows:


                                                           Units,             Net          Transfers          Units,
                                                         beginning         deposits          between          end of
                                                         of period       (withdrawals)      Divisions        of period
                                                         ---------       -------------      ---------        ---------
         General American Capital Company
            Money Market Fund                            8,266,085        13,774,894       (8,722,645)       13,318,334
         Wells Fargo Bank L&A Asset Allocation Fund          3,253             5,521              157             8,931
         Fidelity VIP Growth Fund                            2,774         1,081,685        1,128,281         2,212,740
         Fidelity VIP II Investment Grade Bond Fund              -         1,607,694        1,516,544         3,124,238
         Fidelity VIP II Index 500 Fund                          -           653,667          908,293         1,561,960
         Evergreen VA Fund                                       -         1,569,119        1,658,426         3,227,545
         Evergreen VA Foundation Fund                            -           755,933          829,278         1,585,211
         Evergreen VA Growth and
            Income Fund                                          -         1,565,607        1,658,435         3,224,042

                                                                (Continued)

                     SECURITY EQUITY LIFE INSURANCE COMPANY
                           SEPARATE ACCOUNT THIRTEEN

                        Notes to Financial Statements



   For the period September 1, 1995 (inception) to December 31, 1995, transactions in accumulation units were as follows:


                                                           Units,                            Transfers          Units,
                                                         beginning           Net              between           end of
                                                         of period         deposits          Divisions         of period
                                                         ---------         --------          ---------         ---------
         General American Capital
            Company Money
            Market Fund                                      -             8,273,816           (7,731)         8,266,085
         Wells Fargo Bank L&A
            Asset Allocation
            Fund                                             -                     -            3,253              3,253
         Fidelity VIP Growth Fund                            -                     -            2,774              2,774





There has been no accumulation of units for the Fidelity VIP II Asset
    Manager Fund Division during 1997 (see note 1).

                                                                    Schedule 1
                                                                    ----------

                                  SECURITY EQUITY LIFE INSURANCE COMPANY
                                         SEPARATE ACCOUNT THIRTEEN

                                         Schedule of Investments

                                            December 31, 1997



                                                                                 Number of           Market
                                                                                  shares             value
                                                                                  ------             -----

        General American Capital Company Money Market Fund                        125,732         $2,291,672
        Wells Fargo Bank L&A Asset Allocation Fund                                  1,898             22,753
        Wells Fargo Bank L&A US Government Allocation Fund                        104,679          1,075,054
        Fidelity VIP Growth Fund                                                  116,911          4,337,386
        Fidelity VIP II Investment Grade Fund                                     340,236          4,273,361
        Fidelity VIP II Index 500 Fund                                             64,774          7,409,458
        Fidelity VIP Overseas Fund                                                  6,689            128,437
        Fidelity VIP High Income Fund                                              12,667            172,015
        Evergreen VA Fund                                                         289,281          4,307,387
        Evergreen VA Foundation Fund                                              251,293          3,402,506
        Evergreen VA Growth and Income Fund                                       283,086          4,328,391
        Russell Multi-Style Fund                                                    9,962            127,313
        Russell Aggressive Equity Fund                                              3,384             45,517
        Russell Non-US Fund                                                         6,076             60,943
        Russell Core Bond Fund                                                      1,898             42,781


There were no investments in the Fidelity VIP II Asset Manager Fund Division during 1997 (see note 1).

                         Independent Auditors' Report


The Board of Directors
Security Equity Life Insurance Company:

We have audited the accompanying balance sheets of Security Equity Life Insurance Company as of December 31, 1997 and 1996, and the related statements of operations, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Security Equity Life Insurance Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.




April 10, 1998

                                   SECURITY EQUITY LIFE INSURANCE COMPANY

                                               Balance Sheets

                                         December 31, 1997 and 1996


==============================================================================================================
                   Assets                                                    1997                    1996
--------------------------------------------------------------------------------------------------------------
Bonds, at fair value                                                    $ 58,580,394              58,058,439
Policy loans                                                               4,738,178               5,081,949
Cash and cash equivalents                                                  4,519,584               5,534,380
--------------------------------------------------------------------------------------------------------------
       Total cash and invested assets                                     67,838,156              68,674,768
Reinsurance benefits recoverable:
   Future policy benefits                                                  5,575,381               6,436,700
   Policy and contract claims                                              1,572,069               2,048,247
Accrued investment income                                                  1,264,239               1,230,483
Goodwill                                                                   1,269,661               1,349,013
Deferred policy acquisition costs                                          1,766,875               3,658,233
Value of business acquired                                                 2,467,000               2,461,000
Deferred tax asset                                                         5,671,074               3,403,349
Other assets                                                                 665,967                 877,289
Separate account assets                                                  290,409,444             116,625,434
--------------------------------------------------------------------------------------------------------------
       Total assets                                                     $378,499,866             206,764,516
==============================================================================================================
   Liabilities and Stockholder's Equity
--------------------------------------------------------------------------------------------------------------
Reserve for future policy benefits                                         3,426,250               4,321,740
Policyholder account balances                                             47,594,304              50,194,850
Policy and contract claims                                                   320,358               1,494,338
Other policyholders' funds                                                    13,733                  21,723
Advance premiums                                                           3,733,433               1,861,279
Other liabilities and accrued expenses                                     4,643,201               6,622,653
Payable to affiliates                                                         41,307                  75,510
Separate account liabilities                                             290,409,444             116,625,434
--------------------------------------------------------------------------------------------------------------
       Total liabilities                                                 350,182,030             181,217,527
--------------------------------------------------------------------------------------------------------------
Commitments and contingencies (note 10)
Stockholder's equity:
   Common stock, par value $25; 100,000 shares authorized,
     issued, and outstanding                                               2,500,000               2,500,000
   Additional paid-in capital                                             27,447,892              27,447,892
   Net unrealized gain on investments, net of taxes                        1,870,338                  59,112
   Retained deficit                                                       (3,500,394)             (4,460,015)
--------------------------------------------------------------------------------------------------------------
       Total stockholder's equity                                         28,317,836              25,546,989
--------------------------------------------------------------------------------------------------------------
       Total liabilities and stockholder's equity                       $378,499,866             206,764,516
==============================================================================================================


See accompanying notes to financial statements.


                                         SECURITY EQUITY LIFE INSURANCE COMPANY

                                                Statements of Operations

                                      Years ended December 31, 1997, 1996, and 1995



=======================================================================================================================
                                                                 1997                    1996                 1995
-----------------------------------------------------------------------------------------------------------------------
Revenues:
   Premiums                                                  $ 4,246,718               6,371,662            5,368,563
   Net investment income                                       4,774,386               4,546,544            4,699,713
   Other income                                                9,357,336               3,830,965            1,694,087
   Realized investment gains (losses)                             93,385                 313,185             (179,830)
-----------------------------------------------------------------------------------------------------------------------
     Total revenues                                           18,471,825              15,062,356           11,582,533
-----------------------------------------------------------------------------------------------------------------------
Benefits and expenses:
   Policy benefits                                             1,326,460               3,309,410            3,234,062
   Policy surrenders, net                                      4,335,709               1,635,498            1,016,535
   Change in reserve for future policy benefits               (3,202,870)             (1,893,195)          (2,791,166)
   Interest credited                                           2,392,355               2,437,432            2,391,220
   Commissions, net of capitalized costs                       2,370,739               1,403,608            1,283,902
   General and administrative expenses                         5,412,113               4,795,193            4,966,525
   Amortization of goodwill                                       79,356                  79,356               79,356
   Accretion of value of business acquired, net                   (6,000)                (20,000)             (28,000)
   Other expenses                                              4,256,509               3,598,595            1,302,092
-----------------------------------------------------------------------------------------------------------------------
     Total benefits and expenses                              16,964,371              15,345,897           11,454,526
-----------------------------------------------------------------------------------------------------------------------

     Income (loss) from operations before
       federal income tax expense (benefit)                    1,507,454                (283,541)             128,007
-----------------------------------------------------------------------------------------------------------------------
Federal income tax expense (benefit):
   Current                                                     3,790,833                  15,000                 -
   Deferred                                                   (3,243,000)                (92,000)              64,286
-----------------------------------------------------------------------------------------------------------------------
     Total Federal income tax expense
       (benefit)                                                 547,833                 (77,000)              64,286
-----------------------------------------------------------------------------------------------------------------------
     Net income (loss)                                       $   959,621                (206,541)              63,721
=======================================================================================================================


See accompanying notes to financial statements.


                                         SECURITY EQUITY LIFE INSURANCE COMPANY

                                           Statements of Stockholder's Equity

                                      Years ended December 31, 1997, 1996, and 1995


=======================================================================================================================
                                                                                Net
                                                                             unrealized
                                                            Additional     gain (loss) on                    Total
                                            Common           paid-in        investments,     Retained     stockholder's
                                             stock           capital        net of taxes      deficit        equity
-----------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1994              $2,500,000        27,447,892       (4,061,215)    (4,317,195)    21,569,482
Net income                                      -                 -                -            63,721         63,721
Change in net unrealized gain
   (loss) on investments                        -                 -           6,051,347           -         6,051,347
-----------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1995               2,500,000        27,447,892        1,990,132     (4,253,474)    27,684,550
Net loss                                        -                 -                -          (206,541)      (206,541)
Change in net unrealized gain
   (loss) on investments                        -                 -          (1,931,020)          -        (1,931,020)
-----------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1996               2,500,000        27,447,892           59,112     (4,460,015)    25,546,989
Net gain                                        -                 -                -           959,621        959,621
Change in net unrealized gain
   (loss) on investments                        -                 -           1,811,226           -         1,811,226
-----------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1997              $2,500,000        27,447,892        1,870,338     (3,500,394)    28,317,836
=======================================================================================================================


See accompanying notes to financial statements.

                                         SECURITY EQUITY LIFE INSURANCE COMPANY

                                                Statements of Cash Flows

                                      Years ended December 31, 1997, 1996, and 1995

=======================================================================================================================
                                                                        1997               1996              1995
-----------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
   Net income (loss)                                               $     959,621           (206,541)           63,721
   Adjustments to reconcile net income (loss) to net cash
     provided by (used in) operating activities:
       Change in:
         Reinsurance benefits ceded                                    1,337,497            441,300         3,844,903
         Accrued investment income                                       (33,756)            48,733           (36,253)
         Other assets                                                    211,321            372,746          (824,660)
         Deferred policy acquisition costs, net                        1,891,358         (2,186,479)       (1,471,754)
         Policy liabilities                                           (3,496,036)        (1,004,266)       (1,345,723)
         Policy and contract claims                                   (1,173,980)          (682,499)       (2,880,980)
         Other policyholders' funds                                       (7,990)            (3,341)            2,425
         Federal income tax payable                                      709,833             15,000              -
         Advance premiums                                              1,872,155            804,215           393,064
         Other liabilities and accrued expenses                       (2,669,279)         4,317,546           190,733
         Payable to affiliates                                           (34,203)            23,725           (17,141)
       Accretion of bond premiums, net                                   130,011            189,350           221,543
       Deferred tax expense (benefit)                                 (3,243,000)           (92,000)           64,286
       Net (gain) loss on sale of investments                            (93,385)          (313,185)          179,830
       Amortization of goodwill                                           79,356             79,356            79,356
       Accretion of value of business acquired                            (6,000)           (20,000)          (28,000)
-----------------------------------------------------------------------------------------------------------------------
         Net cash provided by (used in)
            operating activities                                      (3,566,477)         1,783,660        (1,564,650)
-----------------------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
   Purchase of investments                                            (6,925,121)       (12,790,361)      (17,056,300)
   Sale or maturity of investments                                     9,153,009         15,141,063        19,355,372
   Increase in policy loans, net                                         343,771           (557,046)         (893,507)
-----------------------------------------------------------------------------------------------------------------------
         Net cash provided by investing activities                     2,571,659          1,793,656         1,405,565
-----------------------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
   Policyholder account balances:
     Deposits on interest-sensitive life contracts                   147,698,966         48,448,968        18,382,186
     Transfers to separate account for
       interest-sensitive life contracts, net                       (147,718,944)       (48,468,986)      (27,178,119)
-----------------------------------------------------------------------------------------------------------------------
         Net cash used in financing activities                           (19,978)           (20,018)       (8,795,933)
-----------------------------------------------------------------------------------------------------------------------
         Net increase (decrease) in cash and cash
            equivalents                                               (1,014,796)         3,557,298        (8,955,018)
Cash and cash equivalents at beginning of year                         5,534,380          1,977,082        10,932,100
-----------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                           $   4,519,584          5,534,380         1,977,082
=======================================================================================================================
Supplemental disclosure of cash flow information -
   taxes paid                                                      $  3,081,000                -               20,000
=======================================================================================================================

See accompanying notes to financial statements.

                     SECURITY EQUITY LIFE INSURANCE COMPANY

                         Notes to Financial Statements

                          December 31, 1997 and 1996


================================================================================

(1)   General Information and Summary of Significant Accounting Policies

      Security Equity Life Insurance Company (SELIC or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). On December 31, 1993, Security Mutual Life Insurance Company of New York (Security Mutual) sold 100% of the Company's stock to General American, as approved by the State of New York Department of Insurance.

      In 1986, the Company commenced direct writing of universal life and term business, and in 1987 began marketing a single premium whole life policy. In 1984, the Company began assuming single premium deferred annuity (SPDA) and other insurance business through reinsurance agreements with Security Mutual. The SPDA and ordinary life insurance blocks of business were recaptured by Security Mutual in 1992.

      SELIC is licensed in 40 states and the District of Columbia. Insurance operations have generally been limited to the sale of individual life insurance products (term and universal life) made through the general agency system, including career agents and brokers.

      With the sale of SELIC by Security Mutual to General American, SELIC's activities have been redirected to serving the insurance needs of publicly held corporations and New York state residents. Additionally, SELIC focuses on accessing numerous and alternative distribution channels in addition to a general agency system. SELIC markets Corporate Owned Life Insurance (COLI) primarily through specially designed variable products.

      The acquisition of Security Equity by General American was accounted for as a purchase transaction and, accordingly, the purchase price was allocated to the assets and liabilities acquired based upon the fair market value of such assets and liabilities at the date of acquisition. These allocations have been reflected, or "pushed down," in the financial statements of the Company. The total purchase price of $19,947,892 was allocated among the fair value of tangible net assets of $15,997,813, value of business acquired of $2,363,000, and goodwill of $1,587,079 at the date of acquisition.

      The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates.

      The significant accounting policies of the Company are as follows:

      (a)   Recognition of Policy Revenue and Related Expenses

            Policy revenue recognition varies depending upon the type of insurance product. For traditional life products with fixed and guaranteed premiums and benefits, such as whole life and term insurance policies, premiums are recognized when due. Benefits and other expenses





                                                                     (Continued)

                     SECURITY EQUITY LIFE INSURANCE COMPANY

                         Notes to Financial Statements


================================================================================

            of these products are associated with earned premiums and other sources of earnings so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for liabilities for future benefits and the deferral and amortization of policy acquisition costs. Premiums collected on universal life-type policies are reported as deposits to the policyholder account balance and not as income to SELIC. Income to SELIC on these policies consists of the assessments for mortality costs, surrenders, and expenses.

      (b)   Investment Securities

            At December 31, 1997 and 1996, all long-term securities are carried at fair value with the unrealized gain (loss), net of tax impact, being reflected as a separate component of stockholder's equity as the Company considers all long-term securities as available-for-sale. Short-term investments are carried at cost which approximates fair value. Policy loans are valued at aggregate unpaid balances. The fair value of policy loans is assumed to equal the carrying value because the loans have no fixed maturity date and, therefore, it is not practicable to determine a fair value.

            Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premium or accretion of discount which is generally computed consistent with the interest method.

      (c)   Value of Business Acquired

            Value of business acquired (VOBA) represents the present value of future profits resulting from the acquisition of insurance policies in a purchase transaction. VOBA is amortized in proportion to the estimated premiums or gross profits, depending on the type of contract, with accretion of interest on the unamortized discounted balance. In 1997, 1996 and 1995, amortization of VOBA was $134,000, $121,000 and $112,000, and the accretion of interest on the unamortized balance was $140,000, $141,000 and $140,000, respectively. The carrying value of VOBA is periodically evaluated to ascertain recoverability from future operations. Impairment would be recognized in current operations when determined.

      (d)   Goodwill

            Goodwill, representing the excess of purchase price over the fair value of assets acquired, is amortized on a straight-line basis over 20 years. The carrying value of goodwill is periodically evaluated to ascertain recoverability from future operations. Impairment would be recognized in current operations when determined.

      (e)   Reserve for Future Policy Benefits

            Liabilities for future benefits on life policies are established in amounts adequate to meet the estimated future obligations on policies in force. Liabilities for future policy benefits on certain life insurance policies are computed using the net level premium method and are based upon assumptions as to future investment yield, mortality, and withdrawals. Mortality





                                                                     (Continued)

                     SECURITY EQUITY LIFE INSURANCE COMPANY

                         Notes to Financial Statements


================================================================================

            and withdrawal assumptions for all policies have been based on various actuarial tables which are consistent with the Company's own experience. Liabilities for future benefits on certain long-duration life insurance contracts are carried at accumulated policyholder values.

      (f)   Federal Income Taxes

            The Company is taxed as a life insurance company under the Deficit Reduction Act of 1984. The Company establishes deferred taxes under the asset and liability method of SFAS No. 109, Accounting for Income Taxes, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

            The Company filed its federal income tax return on a consolidated basis with Security Mutual prior to 1994. The Company will file its federal income tax return as a separate entity for 1997, consistent with 1996 and 1995.

      (g)   Reinsurance

            Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with terms of the risk transfer reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned over the anticipated reinsurance contract life. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

      (h)   Deferred Policy Acquisition Costs

            The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future premiums. Such costs may include commissions, as well as certain costs of policy issuance and underwriting. In 1997, 1996 and 1995, the Company deferred $226 thousand, $2.4 million and $1.5 million, respectively, in acquisition costs related to interest sensitive products and recognized amortization of $590,000, $168,000 and $12,000, respectively, based on the estimated gross profits of the underlying business. During 1997 a policyholder utilized their "free-look" provision of their variable life contract written in 1996 which resulted in the return of approximately $13 million in contract deposits to the policyholder. Additionally, the Company wrote off $1.5 million of related deferred acquisition costs associated with the contract which were capitalized in 1996.





                                                                     (Continued)

                     SECURITY EQUITY LIFE INSURANCE COMPANY

                         Notes to Financial Statements


================================================================================

      (i)   Separate Account Business

            The assets and liabilities of the separate account represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company receives adminis-trative fees from the separate account and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at market value.

      (j)   Fair Value Disclosures

            Fair value disclosures are required under SFAS No. 107, Disclosures About Fair Value of Financial Instruments. Such fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair market value of each class of financial instrument for which it was practicable to estimate fair value:

            Invested assets - Fixed maturities (Bonds) are valued using
            ---------------
            quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities. The carrying value of policy loans approximates fair value.

            Policyholder account balances - The fair value of policyholder
            -----------------------------
            account balances is equal to the discounted estimated future cash flows using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The carrying value approximates fair value at December 31, 1997 and 1996.

            Cash and short-term investments - The carrying amount is a
            -------------------------------
            reasonable estimate of fair value.

      (k)   Cash and Cash Equivalents

            For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

      (l)   Reclassification

            Certain amounts in the 1995 and 1996 financial statements have been reclassified to conform to the 1997 presentation.





                                                                     (Continued)

                     SECURITY EQUITY LIFE INSURANCE COMPANY

                         Notes to Financial Statements


================================================================================

(2)   Investments

      The sources of net investment income (principally interest) follow:

      ==============================================================================================================
                                                           1997                    1996                    1995
      --------------------------------------------------------------------------------------------------------------
      Bonds                                             $4,161,182               4,291,428               4,458,159
      Short-term investments                               278,606                  75,110                  43,781
      Policy loans and other                               409,406                 260,276                 294,298
      --------------------------------------------------------------------------------------------------------------
                                                         4,849,194               4,626,814               4,796,238
      Investment expenses                                   74,808                  80,270                  96,525
      --------------------------------------------------------------------------------------------------------------
          Net investment income                         $4,774,386               4,546,544               4,699,713
      ==============================================================================================================

      The amortized cost and estimated fair value of bonds at December 31, 1997 and 1996 are shown below. Fair value is based upon market prices obtained from independent pricing services.

      ====================================================================================================================
                                                                                      1997
      --------------------------------------------------------------------------------------------------------------------
                                                                             Gross              Gross          Estimated
                                                        Amortized         unrealized         unrealized          fair
                                                           cost              gains             losses           value
      --------------------------------------------------------------------------------------------------------------------
      Government obligations (including
         obligations guaranteed by the
         U.S. government)                              $ 6,387,244           369,801               148         6,756,897
      Corporate securities                              36,700,238         2,523,621           153,514        39,070,345
      Mortgage-backed securities                        12,615,469           323,476           185,793        12,753,152
      --------------------------------------------------------------------------------------------------------------------
                                                       $55,702,951         3,216,898           339,455        58,580,394
      ====================================================================================================================





                                                                     (Continued)

                     SECURITY EQUITY LIFE INSURANCE COMPANY

                         Notes to Financial Statements


================================================================================

      ====================================================================================================================
                                                                                      1996
      --------------------------------------------------------------------------------------------------------------------
                                                                             Gross              Gross          Estimated
                                                        Amortized         unrealized         unrealized          fair
                                                           cost              gains             losses           value
      --------------------------------------------------------------------------------------------------------------------
      Government obligations (including
         obligations guaranteed by the
         U.S. government)                              $ 3,962,315           127,349             6,292         4,083,372
      Corporate securities                              40,917,820         1,299,830           902,482        41,315,168
      Mortgage-backed securities                        13,087,363            29,539           457,003        12,659,899
      --------------------------------------------------------------------------------------------------------------------
                                                       $57,967,498         1,456,718         1,365,777        58,058,439
      ====================================================================================================================

      The amortized cost and estimated fair value of bonds at December 31, 1997 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

      ==============================================================================================================
                                                                                                         Estimated
                                                                                Amortized                  market
                                                                                   cost                    value
      --------------------------------------------------------------------------------------------------------------
      Due in one year or less                                                  $      -                       -
      Due after one year through five years                                      3,096,420               3,117,591
      Due after five years through ten years                                     6,774,376               7,001,455
      Due after ten years                                                       33,216,686              35,708,197
      Mortgage-backed securities                                                12,615,469              12,753,151
      --------------------------------------------------------------------------------------------------------------
                                                                               $55,702,951              58,580,394
      ==============================================================================================================

      Proceeds from the sale, call, and maturity of investments in bonds during 1997, 1996, and 1995 were $9,153,009, $15,141,063, and
      $19,355,372, respectively.  Gross gains of $346,842, $381,856, and
      $428,522 and gross losses of $253,457, $68,671, and $608,352 were realized on those sales in 1997, 1996, and 1995, respectively.

      The Company has bonds on deposit with various state insurance departments with an amortized cost of approximately $2,387,000 and $2,411,000 at December 31, 1997 and 1996, respectively.

(3)   Reinsurance

      The Company reinsures certain risks with other insurance companies as the Company sets a maximum retention amount (currently $125,000) to help reduce the loss on any single policy.





                                                                     (Continued)

                     SECURITY EQUITY LIFE INSURANCE COMPANY

                         Notes to Financial Statements


================================================================================

      Premiums and related reinsurance amounts for the years ended December 31, 1997, 1996, and 1995 as they relate to transactions with affiliates are summarized as follows:

      ====================================================================================================================
                                                                 1997                    1996                    1995
      --------------------------------------------------------------------------------------------------------------------
      Reinsurance transactions with affiliates:
         Reinsurance premiums ceded                           $1,489,006               1,632,262               1,956,568
         Policy benefits ceded                                   (23,067)              1,397,188                 305,947
      ====================================================================================================================

      Premiums and related reinsurance amounts for the years ended December 31, 1997, 1996, and 1995 as they relate to transactions with nonaffiliates are summarized as follows:

      ====================================================================================================================
                                                                 1997                    1996                    1995
      --------------------------------------------------------------------------------------------------------------------
      Reinsurance transactions with nonaffiliates:
         Reinsurance premiums ceded                           $5,352,578               5,744,060               5,489,407
         Policy benefits ceded                                   463,458               3,824,327               2,682,132
      ====================================================================================================================

      The Company remains contingently liable with respect to any reinsurance ceded and would become actually liable if the assuming company was unable to meet its obligations under the reinsurance treaty.

(4)   Federal Income Taxes

      A reconciliation of the Company's "expected" federal income tax expense (benefit), computed by applying the federal U.S. corporate tax rate of 35% to income (loss) from operations before federal income tax expense (benefit), is as follows (in thousands of dollars):


      =====================================================================================================================
                                                                    1997                    1996                     1995
      ---------------------------------------------------------------------------------------------------------------------
      Computed "expected" tax expense (benefit)                     $528                     (99)                     45
      Amortization of intangibles, net                                26                      21                      18
      Other, net                                                      (6)                      1                       1
      ---------------------------------------------------------------------------------------------------------------------
         Federal income tax expense (benefit)                       $548                     (77)                     64
      =====================================================================================================================





                                                                     (Continued)

                     SECURITY EQUITY LIFE INSURANCE COMPANY

                         Notes to Financial Statements


================================================================================

      The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1997 and 1996 are presented below (in thousands of dollars):

      ====================================================================================================================
                                                                                           1997                    1996
      --------------------------------------------------------------------------------------------------------------------
      Deferred tax assets:
         Policy acquisition costs                                                         $4,897                   1,746
         Reserves                                                                          3,380                   1,694
         Capital loss carryforward                                                           101                     148
         Other, net                                                                        1,307                     685
      --------------------------------------------------------------------------------------------------------------------
            Total gross deferred tax assets                                                9,685                   4,273
      Less valuation allowance                                                               -                       -
      --------------------------------------------------------------------------------------------------------------------
            Net deferred tax assets                                                        9,685                   4,273
      --------------------------------------------------------------------------------------------------------------------
      Deferred tax liabilities:
         Investments                                                                       1,023                      80
         Other, net                                                                        2,991                     790
      --------------------------------------------------------------------------------------------------------------------
            Total gross deferred tax liabilities                                           4,014                     870
      --------------------------------------------------------------------------------------------------------------------
            Net deferred tax asset                                                        $5,671                   3,403
      ====================================================================================================================

      On December 31, 1993, General American purchased 100% of the Company. Pursuant to the acquisition, the election was made under Internal Revenue Code Section 338(h)(10) to treat the purchase of stock as a purchase of assets for tax purposes. As a result, a revaluation of the tax bases of the Company's assets and liabilities was made in connection with the acquisition.

      The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary.
      In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Although the Company has a limited history of earnings, its Parent does have a long history of earnings. Pursuant to Internal Revenue Service regulations, the Company cannot file a consolidated tax return with its Parent until five years following the acquisition. However, after five years, the Company will be able to file a consolidated tax return with its Parent, and realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

      The Company filed its federal income tax return on a consolidated
      basis with Security Mutual prior to 1994.   In connection with the
      Company's transfer of stock ownership, Security Mutual agreed to assume all unpaid tax liability incurred prior to the date of sale.





                                                                     (Continued)

                     SECURITY EQUITY LIFE INSURANCE COMPANY

                         Notes to Financial Statements


================================================================================

(5)   Related-Party Transactions

      The Company purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such services. The expenses incurred for these services were $578,000, $529,000, and $463,200 for 1997, 1996, and 1995, respectively.

      Effective January 1, 1994, the Company entered into an administrative service agreement with Security Mutual. Under the agreement, Security Mutual provides for the administration of policies issued through December 31, 1993. The expenses incurred for these services were $1,467,364, $1,621,268, and $1,842,320 for 1997, 1996, and 1995,
      respectively.

      On November 18, 1997, General American elected to surrender their existing VUL policy which was purchased from the Company in November 1996. General American incorporated the cash value from their surrendered policy of $2,965,211 with an additional contribution of $37,400,000 to purchase another VUL policy with the Company totaling $40,365,211.

(6)   Pension, Incentive, and Health and Life Insurance Benefit Plans

      Associates of SELIC participate in a noncontributory multi-employer defined benefit pension plan jointly sponsored by SELIC and General American. The benefit is accrued are based on the number of years of service and compensation level of each participant. No pension expense was recognized in 1997, 1996, and 1995 due to overfunding of the plan.

      In addition, in 1995 SELIC adopted an associate bonus plan applicable to full-time exempt associates. Bonuses are based on an economic value-added model prepared annually by the Company. Total bonuses accrued to Company employees were $302,000 and $144,000 in 1997 and 1996, respectively.

      In order to attract and retain highly qualified Non-Employee Directors, the Company enacted an arrangement under which Non-Employee Directors may elect to reduce their current Director's Compensation in exchange for future benefits. This plan, known as the Security Equity Deferred Compensation Plan for Non-Employee Directors, was adopted and effective as of April 15, 1995. The deferred liabilities were $222,000, $117,000, and $43,000 in 1997, 1996, and 1995, respectively.

      SELIC provides for certain health care and life insurance benefits for retired employees in accordance with Statement of Financial Accounting Standards No. 106, Employer's Accounting for Postretirement Benefits Other Than Pensions (SFAS No. 106). SFAS No. 106 requires the Company to accrue the estimated cost of retiree benefit payments during the years the employee provides services.

      SFAS No. 106 allows recognition of the cumulative effect of the liability in the year of the adoption or the amortization of the transition obligation over a period of up to 20 years. The Company has elected to recognize the initial postretirement benefit obligation of approximately $16,427 over a period of 20 years. The unrecognized initial postretirement benefit obligation was approximately $13,084 and $13,962 at December 31, 1997 and 1996, respectively. The net periodic post-retirement benefit cost for the years ended December 31, 1997, 1996, and 1995 was $6,600, $8,490, and $6,711, respectively.
      This includes expected costs of benefits for newly eligible or vested employees, interest costs, gains and losses from differences between actuarial and actual experience, and amortization of the initial postretirement benefit obligation. The accumulated post-retirement benefit obligation was approximately $27,564 and $28,981 at December 31, 1997 and 1996, respectively. The discount rate used in determining the accumulated postretirement benefit obligation was 7.25% for all years. The health care cost trend rates were 8% for the Indemnity Plan, the HMO Plan, and Dental Plan. These rates were graded to 5.0% over the next 13 years. A one percentage point increase in the assumed health care cost trend rates would increase the


                                                                     (Continued)

                     SECURITY EQUITY LIFE INSURANCE COMPANY

                         Notes to Financial Statements


================================================================================

      December 31, 1997 accumulated postretirement obligation by $4,165, and the estimated service cost and interest cost components of the net periodic postretirement benefit cost for 1997 by $908.

(7)   Statutory Financial Information

      The Company is subject to financial statement filing requirements of the State of New York Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from generally accepted accounting principles (GAAP). Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of a liability for future policy benefits computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutorily determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) deferred premiums provided for statutory mean reserves; (6) annuity contract deposits represent funds deposited by policyholders and are included in premiums or contract charges; (7) non-recognition of certain assets as nonadmitted through a direct charge to surplus; and (8) valuation of investments in bonds at amortized cost.

      The stockholder's equity (surplus) and net gain/(loss) of the Company at December 31, 1997, 1996, and 1995, as determined using statutory accounting practices, is summarized as follows:

      ====================================================================================================================
                                                                             1997              1996              1995
      --------------------------------------------------------------------------------------------------------------------
         Surplus as reported to regulatory authorities                   $13,420,004        12,441,081        15,125,968
         Net gain/(loss) as reported to regulatory authorities             1,090,966        (2,778,942)       (1,465,539)
      ====================================================================================================================

(8)   Dividend Restrictions

      Dividend payments by the Company are restricted by state insurance laws as to the amount that may be paid as well as requiring the prior notice and approval of the State of New York Department of Insurance. The Company did not pay a dividend in 1997, 1996, or 1995.

(9)   Risk-Based Capital

      The insurance departments of various states, including the Company's domiciliary state of New York, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.





                                                                     (Continued)

                     SECURITY EQUITY LIFE INSURANCE COMPANY

                         Notes to Financial Statements


================================================================================

      The RBC guidelines define specific capital levels where action by the Company or regulatory authorities is required based on the ratio of a company's actual total adjusted capital (sum of capital and surplus and asset valuation reserve) to control levels determined by the RBC formula. At December 31, 1997, the Company's actual total adjusted capital was well in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(10)  Commitments and Contingencies

      The Company leases certain of its facilities under noncancellable leases which expire in August 1998. The future minimum lease obligations under the terms of the leases are summarized as follows:

      ========================================================
      Year ended December 31, 1998                   $58,600
      --------------------------------------------------------

      Rent expense totaled approximately $86,700, $82,700, and $83,900 in 1997, 1996, and 1995, respectively.

                        PROSPECTUS VERSION B

Prospectus

Flexible Premium Variable Life Insurance Contract
Issued by Security Equity Life Insurance Company



Security Equity Life Insurance Company Separate Account 13



Prospectus dated May 1, 1998





                    Security Equity Life Insurance Company
                             84 Business Park Drive
                                   Suite 303
                                Armonk, NY 10504
                              Tel: (914) 273-1290

            Flexible Premium Variable Life Insurance Contract

                                Issued by

                 Security Equity Life Insurance Company
                    84 Business Park Drive, Suite 303
                            Armonk, NY  10504
                           Tel: (914) 273-1290


This Prospectus describes the Individual Flexible Premium Variable Life Insurance Contract (the "Contract") offered by Security Equity Life Insurance Company ("SELIC" or the "Company"). The Contract is designed to provide lifetime insurance protection to age 100 and at the same time provide maximum flexibility to vary premium payments and change the level of death benefits payable under the Contract. This flexibility allows a Contract Holder to provide for changing insurance needs under a single insurance Contract. A Contract Holder also has the opportunity to allocate Net Premiums among several investment portfolios with different investment objectives.

The Contract provides for: (1) a Net Cash Value that can be obtained by surrendering the Contract; (2) Contract loans; and (3) a Death Benefit payable at the Insured's death. Contract Holders may also attach a rider that amends the Contract to instead provide insurance coverage on the lives of two Insureds, with proceeds payable upon the death of the last surviving Insured. As long as a Contract remains in force, the Death Benefit will not be less than the current Face Amount of the Contract. A Contract will remain in force so long as its Net Cash Value is sufficient to pay certain monthly charges imposed in connection with the Contract.

During the "Free Look" period, Net Premiums are allocated to the Money Market Division as specified in Appendix A. After the end of the "Free Look" period, Net Premiums may be allocated to one or more of the Available Divisions of the Separate Account or to the Fixed Fund. If Net Premiums are allocated to the Separate Account, the duration of the Contract and the amount of the Insurance Account Value will vary to reflect the investment performance of the Available Divisions selected by the Contract Holder, and depending on the Death Benefit option elected, the amount of the Death Benefit above the minimum may also vary with that investment performance. The Contract Holder bears the entire investment risk for all amounts allocated to the Separate Account; there is no minimum guaranteed Insurance Account Value.

Each Available Division of the Separate Account 13 will invest in one of the Underlying Portfolios shown in Appendix A. The accompanying Prospectuses for these portfolios describe the investment objectives and policies, and the risks of the portfolios. This Prospectus generally describes only the portion of the Contracts involving the Available Divisions of the Separate Account. For a brief summary of the Fixed Fund, see "The Fixed Fund".

It may not be advantageous to purchase a Contract as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another Flexible Premium Variable Life Insurance Contract. Within certain limits, a Contract Holder may return the Contract, or convert it to a Contract that provides benefits that do not vary with the investment results of Available Divisions by exercising the Conversion Right.

This Prospectus must be accompanied or preceded by the current prospectuses for the Underlying Portfolios listed in Appendix A.

THE CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION, AND THE CONTRACT IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Contracts are not available in all states.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

Please read this Prospectus carefully and retain it for future reference.


The date of this Prospectus is May 1, 1998

                                        TABLE OF CONTENTS
                                                                                            Page
                                                                                            ----
Definitions                                                                                    6

Summary of Contract                                                                           10
    Explanation of a Case                                                                     10
    Purpose of the Contract                                                                   11
    The Contract Holder and Beneficiary                                                       11
    Availability of the Contract                                                              12
    Joint Insureds                                                                            12
    Contract Values                                                                           12
    The Separate Account                                                                      13
    Death Benefit                                                                             13
    Premiums                                                                                  13
    Charges and Deductions                                                                    14
    Contract Loans                                                                            15
    Surrender and Partial Withdrawals                                                         16
    Termination                                                                               16
    Illustrations                                                                             16
    Replacement of Existing Coverage                                                          16
    Tax Considerations                                                                        17
    Free Look and Conversion Rights                                                           17

Information About SELIC                                                                       17

The Separate Account                                                                          18

The Contract                                                                                  20
    Availability of Insurance Coverage                                                        20
    Evidence of Insurability                                                                  21
    Premiums                                                                                  21
    Contract Values                                                                           24
    Transfers                                                                                 27
    Contract Loan Privilege                                                                   28
    Surrender and Partial Withdrawals                                                         31
    Death Benefits Under the Contract                                                         33

Charges and Deductions                                                                        39
    Premium Load                                                                              39
    Daily Charges                                                                             41
    Monthly Charges                                                                           41


                                    -3-

                                        TABLE OF CONTENTS
                                           (continued)

                                                                                             Page
                                                                                             ----

    Underwriting Charges                                                                      44
    Annual Charges                                                                            45
    Other Charges                                                                             45

Termination                                                                                   46
    Maturity Date                                                                             46
    Termination for Insufficient Net Cash Value                                               46
    Reinstatement of a Contract Terminated for Insufficient Value                             47

The Fixed Fund                                                                                47
    General Description                                                                       48
    Allocation of Amounts to the Fixed Fund                                                   48
    Fixed Fund Benefits                                                                       48
    Fixed Fund Insurance Account Value                                                        48
    Fixed Fund Transfers, Surrenders, Partial Withdrawals and Contract Loans                  50

Federal Income Tax Considerations                                                             51

Additional Provisions of the Contract                                                         58
    Addition, Deletion, or Substitution of Investments                                        58
    Incontestability                                                                          59
    Conversion Rights                                                                         59
    Misstatement of Age or Sex                                                                60
    Suicide                                                                                   60
    Availability of Funds                                                                     60
    Entire Contract                                                                           60
    Representations in Application                                                            61
    Contract Application and Contract Schedules                                               61
    Right to Amend Contract                                                                   61
    Computation of Contract Values                                                            62
    Claims of Creditors                                                                       62
    Notice                                                                                    62
    Assignments                                                                               62
    Construction                                                                              63
    Severability                                                                              63
    State Variations                                                                          63


                                    -4-

                                        TABLE OF CONTENTS
                                           (continued)

                                                                                             Page
                                                                                             ----

Unisex Requirements Under Montana Law                                                         63

Records and Reports                                                                           63

Sale of the Contract                                                                          64

Voting Rights                                                                                 64

State Regulation of the Company                                                               65

Management of the Company                                                                  67-69

Legal Matters                                                                                 70

Legal Proceedings                                                                             70

Experts                                                                                       70

Additional Information                                                                        70

Financial Statements                                                                          70

Appendix A - Underlying Portfolios                                                           A-1

Appendix B - Contract Riders                                                               B1-B7

Appendix C - Illustrations of Death Benefits and Insurance Account Value                  C1-C11

                               DEFINITIONS

See Appendix B for modifications to Definitions in the event that riders are added to the Contract.

Attained Age: The Insured's Issue Age under the Contract plus the number of completed Contract Years.

Application: The application form that must be completed by any purchaser of the Contract, before the Contract can be issued.

Available Division: A Division of the Separate Account to which Net Premiums may be allocated or Separate Account Value or Fixed Fund Insurance Account Value may be transferred under the Contracts. Each Available Division invests exclusively in the shares of a corresponding Underlying Portfolio listed in Appendix A.

Beneficiary: The person(s), entity or entities named on SELIC's records to receive the insurance proceeds payable under the Contract after the Insured dies.

Borrowed Fund: An account established in SELIC's General Account for any amounts transferred from the Available Divisions and the Fixed Fund and held as collateral for Contract Loans. (See "Contract Loan Privilege").

Case: A grouping of one or more Contracts connected by a non-arbitrary factor, presented to SELIC as a group. (An example of such a factor is a common employer for the Insureds under each Contract in the grouping). (See "Explanation of a Case").

Contract: The Flexible Premium Variable Life Insurance Contract offered by SELIC that is described in this Prospectus.

Contract Anniversary: An anniversary of the Contract Date. It marks the start of a new Contract Year.

Contract Date: The date used to begin calculating Monthly Charges and Annual Charges under the Contract. It will be shown in the Contract.

Contract Holder: The owner of the Contract, as shown in the records of SELIC. All of the rights and benefits of the Contract belong to the Contract Holder, unless otherwise stated in the Contract.

Contract Loan: An amount borrowed by the Contract Holder from the Insurance Account Value of the Contract.

Contract Month: Each one month period commencing on the Contract Date and on each Monthiversary thereafter.

Contract Year: Each successive twelve month period starting on the Contract Date and on each Contract Anniversary thereafter.

Death Benefit:  The benefit payable to the Beneficiary when the Insured dies.

Death Benefit Option Accumulation Rate: The rate at which Premiums are accumulated for purposes of calculating Death Benefit Option 3.

Division: A sub-account of the Separate Account. Only Available Divisions (described in this Prospectus) are available for investment under the Contracts.

Employer: A corporation, partnership, sole proprietorship, association, trust, and other similar or related entity. Affiliated Employers are considered one Employer.

Excess Premium: Any amount of Premium paid in a Contract Year over and above the Target Premium.

Face Amount: The amount of insurance under the contract, excluding any Supplemental Term Insurance Amount. The Initial Face Amount on the Issue Date is shown in the Contract. Thereafter, it may change in accordance with the terms of the Contract.

Fixed Fund: The portion of the Insurance Account Value allocated to the Company's General Account (excluding the Borrowed Fund).

Governing Jurisdiction: The state or jurisdiction in which the Contract is delivered and whose laws govern its terms. The Governing Jurisdiction is set forth in the Contract.

Home Office: The principal administrative office of SELIC, which is located at 84 Business Park Drive, Suite 303, Armonk, NY 10504.

Initial Net Premium: The Initial Premium paid under the Contract less the applicable Premium Load.

Initial Premium:  The first Premium paid under the Contract.

Insurance Account Value: The total amount that a Contract provides for investment at any time. It is equal to the total of the amounts credited to the Contract Holder in the Separate Account, the Fixed Fund, and the Borrowed Fund.

Insured: The person whose life is insured under the terms of the Contract. The Insured is shown in the Contract.

Issue Age:  The Insured's age at his/her nearest birthday as of the Contract
Date.

Issue Date: The day the Initial Premium is received and accepted by SELIC. This is also the date that insurance coverage becomes effective. All Contract values based on the Separate Account are determined beginning on the Issue Date. The Issue Date is shown in the Contract.

Maturity Date: The date on which the Contract will mature. The Maturity Date is shown in the Contract.

Maximum Loan Amount: The maximum amount of Insurance Account Value that can be borrowed by the Contract Holder under the Contract.

Minimum Insurance Coverage: The minimum amount of Total Insurance Coverage, which includes any Supplemental Term Insurance Amount, under the Contract. It is currently $25,000.

Minimum Premium: The Minimum Premium is equal to the Minimum Net Premium plus any applicable Premium Load.

Minimum Net Premium: The Minimum Net Premium at any time is equal to 12 times the Monthly Charges for the first month in the then current Contract Year.

Monthiversary: The first day of each Contract Month. It is the day as of which Monthly Charges are deducted from the Insurance Account Value. The Monthiversary and the Contract Date coincide, except in months in which the Monthiversary falls on a day which is not a Valuation Day. In such months, the Valuation Day is deemed to fall on the next Valuation Day. If any Monthiversary would fall on the 29th, 30th, or 31st of a month that does not have that number of days, then the Monthiversary is deemed to be the last day of that month.

Monthly Charges: The Contract charges that are deducted monthly from Insurance Account Value. Monthly Charges include the Administration Charge, the Cost of Insurance Charge, any Monthly Charges for benefits provided by Contract rider, and any charges for special insurance class rating. (See "Charges and Deductions").

Net Amount At Risk:  The Net Amount at Risk is calculated on any
Monthiversary by subtracting the Insurance Account Value from the Death Benefit, discounted one month at a 4.00% assumed annual effective interest rate.

Net Cash Value: The Contract's Insurance Account Value minus any Contract Loan balance and interest accrued thereon and unpaid.

Net Premium:  The amount of a Premium less applicable Premium Load.

Planned Renewal Premium:   An amount of Premium, specified in the
Application, which the Contract Holder anticipates will be paid in each Contract Year after the first.

Premium: Premiums are the payments made to SELIC under the Contract by the Contract Holder to purchase insurance on the life of the Insured and to contribute to the Insurance Account Value of the Contract. Each Premium amount may consist of Target Premium, Excess Premium, or both.

Premium Load: An amount deducted from each Premium prior to allocation of the Premium to the Separate Account and/or the Fixed Fund. Premium Load includes the Distribution Charge (comprised of a Premium Expense Load and a Commission Charge), a Premium Tax Charge and a DAC Tax Charge.

SELIC:  Security Equity Life Insurance Company, the issuer of the Contract.

Separate Account: A separate investment account established by the Board of Directors of SELIC to support the benefits payable under the Contract. Each Available Division of the Separate Account invests in a single corresponding Underlying Portfolio.

Separate Account Value: The portion of the Contract's Insurance Account Value invested in the Separate Account. It will be equal to the Contract's Insurance Account Value, less the total of amounts in the Borrowed Fund and in the Fixed Fund.

Supplemental Term Insurance Amount: The amount of insurance provided by the Supplemental Term Insurance Rider, if any. This amount is shown in the Contract. The Supplemental Term Insurance Rider is described in Appendix B.

Target Premium: An amount of Premium used to determine Premium Loads under the Contract. The annual Target Premium is based upon the Face Amount and is shown in the Contract. For Contracts with a Face Amount equal to the Minimum Face Amount, the Target Premium will be zero (0).

Total Insurance Coverage: Total amount of insurance, including coverage provided by any Supplemental Term Insurance Rider under the Contract.

Underlying Portfolio: An investment portfolio, managed by one or more investment managers, the shares or units of which comprise the investment of an Available Division of the Separate Account.

Valuation Day: A day that is a regular business day of SELIC and that the New York Stock Exchange (or its successor) is open for trading. Each Valuation Day ends at the Valuation Time.

Valuation Time: The close of trading on the New York Stock Exchange (or any successor exchange), which is generally 4 p.m. Eastern Time.

Valuation Period: The period of time between Valuation Days. A Valuation Period begins immediately after the Valuation Time on the previous Valuation Day and ends as of the Valuation Time on the next succeeding Valuation Day.


                         SUMMARY OF THE CONTRACT

This summary provides a brief overview of the more significant aspects of the Contract and should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Further detail is provided in the Contract, the Application, and the prospectuses for the Underlying Portfolios. See Appendix B for modifications to this section in the event that riders are added to the Contract.

Explanation of a Case

Every Contract issued by SELIC will be part of a Case. A Case is a grouping of one or more Contracts linked together by a non-arbitrary factor such as a
common Employer of each Insured under the Contracts.   SELIC in its sole
discretion will determine what constitutes a Case. A Case may have one Contract Holder (i.e., a single entity owns all the Contracts in the Case) or
                 ----
as many Contract Holders as there are Contracts in the Case. The Premium Load, Minimum Initial Premiums, and underwriting standards for an individual Contract are determined based on the characteristics of the Case to which the Contract belongs. (See "Charges and Deductions").

A Contract is the agreement between SELIC and the Contract Holder to provide benefits on the life of an Insured. Every Contract will belong to a Case. Each Contract will be treated as an individual Contract, yet will also be linked to the Case it belongs for purposes of determining certain Contract features and charges.

Purpose of the Contract

The Contract offers a means to obtain insurance protection relating to the life of a person in whom the Contract Holder has an insurable interest. A Death Benefit is payable to the applicable Beneficiary upon the death of the Insured so long as the Contract remains in force. The accumulated values and benefits under the Contract may be used by Contract Holders for any valid purpose. Unlike traditional life insurance, which provides a guaranteed Insurance Account Value, a Contract's Insurance Account Value will vary to reflect investment results of the Available Divisions and interest credited to the Fixed Fund.

Life insurance is not a short-term investment. Prospective Contract Holders should evaluate the need for insurance and the Contract's long-term investment potential and risks before purchasing a Contract.

The Contract is a long-term investment designed to provide a Death Benefit, and should only be purchased for purposes consistent with these features.
The Death Benefit and Net Cash Value under Contracts in a Case may be used to provide proceeds for various planning purposes. However, the Contracts are not liquid investments: partial withdrawals may be currently taxable; and Contract Loans and partial withdrawals may significantly affect current and future Death Benefit proceeds and Net Cash Value, and cause Contracts to lapse. (See "Termination -- Termination for Insufficient Net Cash Value"). In addition, if the performance of the Available Divisions to which Insurance Account Value is allocated is not sufficient to provide proceeds for the specific planning purpose contemplated, or if insufficient premiums are paid or Contract values maintained, then Contracts may not achieve the purpose for which they were purchased, or may lapse. (See "Termination -- Termination for Insufficient Net Cash Value"). Because the Contracts are designed to provide benefits on a long-term basis, before purchasing Contracts for a specialized purpose, a purchaser should consider whether the long-term nature of the Contract, and the potential impact of any contemplated Contract Loans and partial withdrawals, are consistent with the purpose for which the Contracts are being considered. Using the Contracts for a specialized purpose may have tax consequences. (See generally "Federal Income Tax Considerations," and in particular, "Other Tax Consequences."

The Contract Holder and Beneficiary

The Contract Holder is the individual or entity set forth in the Application, unless subsequently changed on the records of SELIC. The Contract Holder retains all rights and responsibilities of ownership pertaining to its interest in the Contract, including but not limited to, investment allocation, payment of Premiums, borrowing, taking partial withdrawals, and surrendering the Contract.

The Beneficiary is also named in the Application. The Contract Holder has the right to change a revocable Beneficiary with prior written notice to SELIC. The Beneficiary will receive all insurance benefits payable upon the death of the Insured. Unless the Insured is named as Contract Holder, or the
                       ------------------------------------------------------
Contract Holder assigns the right to designate the Beneficiary to the
---------------------------------------------------------------------
Insured, or unless otherwise agreed, the Insured has no direct or indirect
--------------------------------------------------------------------------
interest in the Contract.
------------------------

Availability of the Contract

The Contract is offered only to individuals, corporations, partnerships, sole proprietorships, associations, trusts, and other similar or related entities, which satisfy certain suitability standards. The Contract may be purchased to acquire insurance on the life of a person in whom the Contract Holder has an appropriate insurable interest. Failure to establish an insurable interest may result in adverse financial and tax consequences to the Contract Holder.

Joint Insureds

A rider may be added to the Contract to provide coverage on the lives of two Insureds, with the Death Benefit payable on the death of the last surviving Insured. Most of the discussions in this Prospectus referencing a single Insured may also be read as though the single Insured were the two Insureds under a joint Contract. Certain discussions in the Prospectus are modified if a Joint and Last Survivor Rider is added to the Contract. (See Appendix B -- "Joint and Last Survivor Rider").

Contract Values

Net Premiums are allocated to one or more Available Divisions and/or the Fixed Fund. To the extent Net Premiums are allocated to the Available Divisions, the Insurance Account Value will, and the Death Benefit may, vary with the investment performance of the chosen Available Divisions. To the extent Net Premiums are allocated to the Fixed Fund, the Insurance Account Value will accrue interest at a guaranteed minimum rate (see "The Fixed Fund"). To the extent that Net Premiums are allocated to the Available Divisions of the Separate Account, the Contract Holder bears the entire investment risk associated with the investments of the selected Available Divisions, and there is no guaranteed minimum Insurance Account Value.

The Separate Account

Several Divisions of the Separate Account are available for allocation of Net Premiums paid under the Contract, subject to certain limitations set forth in the Contract. (See "The Contract -- Premiums") A list of the Available Divisions --a Division of the Separate Account currently available under the Contract for allocation of Net Premiums and transfers -- is set forth in Appendix A of this Prospectus. Each Available Division of the Separate Account invests its assets in shares or units of an Underlying Portfolio managed by one or more investment managers. Each Underlying Portfolio has a different investment objective, and is described more fully in the prospectus for the Underlying Portfolio which accompanies this Prospectus.

In the future, Available Divisions may be added, and existing Available Divisions may be deleted. The Contract Holder will be notified in writing of any such change. (See "The Separate Account").

Death Benefit

Death Benefit proceeds are payable to the named Beneficiary when the Insured under the Contract dies. The Death Benefit payable under the Contract will depend upon the Death Benefit Option in effect for the Contract. So long as the Contract remains in force, the minimum death benefit under each Death Benefit Option will be at least equal to the current Face Amount of the Contract. (See "The Contract -- Death Benefits Under the Contract").

Premiums

A Contract Holder will have considerable flexibility under a Contract as to both the timing and amount of Premiums. SELIC will not issue a Contract unless it receives a Premium payment at least equal to the initial Minimum Premium amount, which is equal to 12 times the Monthly Charges due under that Contract in the first Contract Month, plus any applicable Premium Load. SELIC may, in its sole discretion, require a reduced initial Minimum Premium in connection with the purchase of certain Contracts. Each subsequent Premium must be at least $50 per Contract. Subsequent Premiums may be paid at any time and in any frequency, subject to certain restrictions. (See "The Contract -- Premiums"). If the Initial Premium and subsequent Premiums prove to be too low, insurance coverage under the Contract may cease.

The initial Net Premium will be allocated during the Free Look period to the Money Market Division specified in Appendix A. After the Free Look period, Separate Account Value will be allocated among the Available Divisions of the Separate Account and the Fixed Fund according to the Contract Holder's instructions as specified in the Application or as subsequently changed prior to the end of the Free Look period.

Insurance Account Value may be transferred among the Available Divisions of the Separate Account and the Fixed Fund by written request, subject to certain restrictions. Amounts may be transferred by dollar amounts or by percentages. (See "The Contract -- Transfers").

Charges and Deductions

Certain charges are deducted from Premiums and from Insurance Account Value under the Contract. For a more detailed discussion of the charges deducted under the Contract, see "Charges and Deductions." For additional information regarding the investment advisory fees and operating expenses of the Underlying Portfolios, see the accompanying prospectuses for these portfolios.

A Premium Load is deducted from the Initial Premium and from each subsequent Premium paid, prior to allocation to the Separate Account or the Fixed Fund. The Premium Load includes a Distribution Charge (which consists of a Premium Expense Load and a Commission Charge), a Premium Tax Charge (which will be made for any applicable state premium taxes), and the DAC Tax Charge.

The Distribution Charge is equal to a maximum of 30% of Premiums paid during the first Contract Year up to one Target Premium (and 2% of first year Premiums thereafter), and declines as a percentage of Premiums paid in Contract Years 2-10 (to a maximum of 10% of Premiums paid during each Contract Year up to a Target Premium; and 2% of Premiums thereafter); Contract Years 11-15 (to a maximum of 8% of Premiums paid during each Contract Year up to a Target Premium and 2% of Premiums thereafter), and Contract Years 16 and thereafter (a maximum of 4% of Premiums paid during each Contract Year up to a Target Premium and 2% of Premiums thereafter).

The Premium Tax Charge reflects the state premium taxes imposed under the Contract. The DAC Tax Charge is equal to 1% of all Premiums paid in all Contract Years.

A Daily Charge for mortality and expense risks assumed by SELIC under the Contract is calculated and deducted daily as a percentage of the Insurance Account Value attributable to each Division of the Separate Account. Currently, this Daily Charge is equal to 0.35% on an annual basis; it is guaranteed not to exceed 0.50% on an annual basis.

Monthly Charges are deducted directly from the Insurance Account Value as of the Contract Date and on each Monthiversary thereafter. Monthly Charges include an Administration Charge of $4.50 per month (guaranteed not to exceed $8.00 per month) and a charge for the cost of insurance provided under the
Contract.   Monthly Charges also include any charges for additional benefits provided by Contract rider and charges for a special class rating, if applicable.

SELIC will deduct an Underwriting Charge, not to exceed $100, on the Issue Date for Contracts issued on a medically underwritten basis, and on any Monthiversary following any medical underwriting in connection with certain Contract changes. This charge changes if a Joint and Last Survivor Rider is added to the Contract. See Appendix B. SELIC may reduce or waive the Underwriting Charge under certain circumstances.

On each Contract Anniversary the Insurance Account Value attributable to the Separate Account and Fixed Fund is: (i) reduced by Contract Loan interest due and unpaid for the previous Contract Year; and (ii) increased by the interest credited to the Borrowed Fund during the previous Contract Year. The net result is that if Contract Loan interest is not paid when due, then on the Contract Anniversary, the Insurance Account Value attributable to the Separate Account and Fixed Fund will be reduced by the difference between the Contract Loan interest due and unpaid for the previous Contract Year and the interest credited to the Borrowed Fund during the previous Contract Year.

No charges are currently made to the Separate Account for federal, state or local taxes that SELIC incurs which may be attributable to the Separate Account. However, SELIC may impose such a charge in the future to provide for any tax liability of the Separate Account.

Investment advisory fees and operating expenses of each Underlying Portfolio are paid by such portfolio, and are reflected in the Separate Account Value of a Contract.

At the Contract Holder's request, SELIC will provide an illustrative report in addition to the reports it customarily provides. Depending upon the type and complexity of the requested report, SELIC may charge a reasonable fee not to exceed $50.

Contract Loans

The Contract Holder may obtain a Contract Loan under the Contract on any Monthiversary. There is a maximum amount that may be borrowed, and interest will be charged for any amount borrowed in accordance with the Contract Loan interest rate option selected by the Contract Holder in the Application or as subsequently changed. (See "Contract Loan Privilege").

Contract Loans are deducted from the amount payable on surrender of the Contract and are also deducted from any Death Benefit proceeds. Contract Loan interest accrues daily, and if it is not repaid each year, it is capitalized and added to the Contract Loan. Depending upon the investment performance of the Available Divisions and the amounts borrowed, Contract Loans may cause a Contract to lapse. If the Contract lapses with a Contract Loan outstanding, adverse tax consequences may result. A Contract Loan may also have other Federal income tax consequences. (See "Federal Income Tax Considerations").

Surrender and Partial Withdrawals

While the Insured is alive, the Contract may be surrendered at any time for its Net Cash Value upon written request to SELIC's Home Office. To the extent that the Insurance Account Value is allocated to the Available Divisions of the Separate Account, SELIC does not guarantee any minimum Net Cash Value. Partial withdrawals of Net Cash Value are permitted, subject to certain restrictions. (See "The Contract -- Surrender and Partial Withdrawals").

A surrender or partial withdrawal may have Federal income tax consequences. (See "Federal Income Tax Considerations").

Termination

The Contract does not automatically terminate for failure to pay subsequent Premiums. However, the Contract may terminate prior to its Maturity Date if there is insufficient Net Cash Value to pay Monthly Charges. (See "Termination").

Illustrations

Illustrations in this prospectus or used in connection with the purchase of a Contract are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only, and should not be deemed to be a representation of past or potential investment performance. Actual rates of return may be more or less than those in the illustrations and, therefore, actual values will be different than those illustrated.

Replacement of Existing Coverage

Before purchasing a Contract, a prospective Contract Holder should consider whether changing, or adding to, current insurance coverage would be advantageous. Generally, it is not advisable to purchase another insurance contract as a replacement for existing coverage. In particular, replacement should be carefully considered if the decision to replace the coverage is based solely on a comparison of contract illustrations.

Tax Considerations

SELIC intends for the Contract to satisfy the definition of life insurance contract under section 7702 of the Internal Revenue Code. Under certain circumstances, a Contract may be a "modified endowment contract" under federal tax law, depending upon the amount of payments made in relation to the death benefit provided under the Contract. SELIC will monitor Contracts and will attempt to notify a Contract Holder on a timely basis if his or her Contract is in jeopardy of becoming a modified endowment contract. The status under the Internal Revenue Code of Contracts issued with a Supplemental Term Insurance Rider, or a Joint and Last Survivor Rider, is less clear. For further discussion of the tax status of a Contract and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see "Federal Income Tax Considerations."

Free Look and Conversion Rights

In most states, the Contract may be canceled at any time within 10 days after it is received by the Contract Holder, 10 days after SELIC mails or personally delivers the Notice of Withdrawal Right to the Contract Holder, or within 45 days after the date of the Application, whichever is later. The Contract must be returned to SELIC at its

Home Office along with written notice of cancellation. If the Contract is canceled, it will be as though the Contract had never been issued. A refund will be paid if the Contract is canceled. The refund will equal any Premium(s) paid, minus any partial withdrawals taken and any Contract Loans together with accrued but unpaid Contract Loan interest.

Once issued and as long as the Contract is in force, a Contract Holder may during the first 24 months, transfer all of the Insurance Account Value out of the Separate Account and into the Fixed Fund, and receive fixed and guaranteed benefits under the Contract. Once this right is exercised no transfers out of the Fixed Fund will be allowed and all Net Premiums paid after the election will be allocated to the Fixed Fund. (See "Additional Provisions of The Contract - Conversion Rights").


                         INFORMATION ABOUT SELIC


SELIC is a stock life insurance company domiciled in New York. It is a wholly-owned subsidiary of General American Life Insurance Company ("General American"), a life insurance company domiciled in Missouri. General American is, in turn, wholly-owned by GenAmerica Corporation, an intermediate stock holding company, which is, in turn, wholly-owned by General American Mutual Holding Company, a mutual holding company organized under Missouri law.


SELIC was established in 1983 as a wholly-owned subsidiary of Security Mutual Life Insurance Company of New York. It was purchased by General American on December 31, 1993.

General American commenced operations in 1933 as a stock company and was converted to a mutual company in a process that ended in 1946. General American is principally engaged in issuing individual and group life and health insurance contracts and annuity products. It is admitted to do business in 49 states, the District of Columbia, and 10 Canadian provinces. The principal offices of General American are located in St. Louis, Missouri.

SELIC is admitted to sell life insurance and annuities in 40 states and the District of Columbia. SELIC concentrates on sales of corporate owned life insurance products in all of these jurisdictions and sales of individual products to residents of New York.

                          THE SEPARATE ACCOUNT

Security Equity Life Insurance Company Separate Account 13 (the "Separate Account") was established by SELIC as a Separate Investment Account on December 30, 1994. The Separate Account will receive and invest the Net Premiums paid under this Contract and allocated to it. In addition, the Separate Account may receive and invest Net Premiums for other flexible premium variable life insurance contracts that might be issued by SELIC.

The Separate Account is currently divided into a number of Divisions. Not all Divisions are available for allocation of Net Premiums and transfers under the Contract. Each Available Division invests exclusively in shares of an Underlying Portfolio listed in Appendix A. Both realized and unrealized gains or losses and income from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or from any other business SELIC may conduct.

Obligations to Contract Holders and Beneficiaries that arise under the Contract are obligations of SELIC. SELIC owns the assets of the Separate Account. Those assets will only be used to support variable life insurance contracts and for any other purposes permitted by applicable laws and regulations. The portion of the assets of the Separate Account equal to the reserves and other contract liabilities with respect to the Separate Account will not be charged with liabilities that arise from any other business SELIC may conduct. SELIC may, however, transfer from the Separate Account to its General Account assets that exceed the reserves and other contract liabilities in respect of the Separate Account.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Separate Account meets the definition of a "separate account" under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices of the Separate Account, the Contracts, or SELIC by the Commission.

There is no assurance that the stated objectives of any Underlying Portfolio will be achieved.

Detailed information concerning the investment objectives, techniques and restrictions pertaining to each Underlying Portfolio, and the expenses, investment advisory services, and risks attendant to allocating Insurance Account Value to each Underlying Portfolio, can be found in the current prospectus with respect to each Underlying Portfolio, which accompanies this Prospectus, and the current Statement of Additional Information for each Underlying Portfolio. Such information has been prepared by the Underlying Portfolio or the investment company of which it is a part, and SELIC is not responsible for preparing this information. The Underlying Portfolio prospectuses should be read carefully before any decision is made concerning the allocation of Premium payments or transfers among the Available Divisions.

Not all of the investment portfolios described in the accompanying prospectuses are necessarily available under the Contract. Moreover, SELIC cannot guarantee that each Underlying Portfolio will always be available for the Contract. In the unlikely event that an Underlying Portfolio becomes unavailable, SELIC will attempt to secure the availability of a comparable Underlying Portfolio. Shares and units of each Underlying Portfolio are purchased and redeemed at Net Asset Value, without a sales charge.

One or more of the Underlying Portfolios are available for investment by both variable life insurance and variable annuity separate accounts. It is conceivable that in the future it may be disadvantageous for both variable life and variable annuity separate accounts to invest simultaneously in an Underlying Portfolio that sells its shares to both types of separate accounts. The Board of Directors or Trustees of such Underlying Portfolios, the respective investment advisers of each Underlying Portfolio, and SELIC are required to monitor events to identify any material irreconcilable conflicts that may possibly arise, and to determine what action, if any, should be taken in response to those events of conflicts. Material conflicts could arise from such things as changes in state insurance laws, changes in federal income tax laws, changes in the investment management of an Underlying Portfolio, or differences in the voting instructions given by variable annuity contract owners and variable life insurance contract owners. In the event of a material irreconcilable conflict, SELIC will take steps necessary to protect our Contract Holders. This could include discontinuance of investment in an Underlying Portfolio.


                              THE CONTRACT

The Contract is a flexible premium variable life insurance contract that provides insurance on the life of an Insured. A Contract may be sold together with other related Contracts forming a Case. See Appendix B for modifications to this Section in the event that a Joint and Last Survivor Rider and/or a Supplemental Term Insurance Rider is added to the Contract.

Availability of Insurance Coverage

To be eligible for insurance under the Contract, a prospective Insured must on the Contract Date:

(1)   be at least 20 years of age and no more than 85 years of age;

(2) have elected or consented to be an Insured (if required by SELIC or the Governing Jurisdiction); and

(3) have satisfied any necessary underwriting requirements of SELIC (see "Charges and Deductions -- Monthly Charges -- Cost of Insurance Charge").

A Contract can be issued if the Contract Holder:

(1) provides SELIC with the data it requires including, but not limited to the prospective Insured's name, address, social security number, sex, date of birth, smoker/nonsmoker status, and citizenship
      (SELIC may also require submission of related documents that have been completed by the prospective Insured);

(2) requests Total Insurance Coverage at least equal to the Minimum Insurance Coverage for an Insured;

(3)   designates the Beneficiary under the Contract; and

(4)   pays the initial Minimum Premium for the first Contract Year.

Insurance coverage generally begins on the Issue Date for the Contract. Temporary life insurance coverage may be provided under the terms of a temporary insurance agreement. In accordance with SELIC's underwriting rules, temporary life insurance coverage may not exceed the greater of $100,000 or two times the Premium paid, and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any Death Benefit under such temporary coverage will only be paid if the Insured meets SELIC's usual and customary underwriting standards for the applied-for coverage under the Contract (see "Charges and Deductions -- Monthly Charges -- Cost of Insurance Charge").

As provided for under state insurance law, a Contract Holder, to preserve insurance age of the Insured, may be permitted to backdate the Contract. In no case may the Contract Date be more than six months prior to the date that the Application was completed. If any Contract in a Case is backdated, then all Contracts in the Case must be backdated to the same date. Monthly Charges for the backdated period will be deducted as of the Contract Date, and each Monthiversary thereafter.

For modifications to this Section for Joint Insureds, see Appendix B -- "Joint and Last Survivor Rider."

Evidence of Insurability

SELIC may require medical evidence of insurability for any Contract that does not meet SELIC's guaranteed issue or simplified issue standards when the Contract is issued. (See "Charges and Deductions -- Monthly Charges -- Cost of Insurance Charge"). Medical evidence of insurability may also be required for any transaction that increases the Net Amount at Risk for the Contract. Transactions that increase the Net Amount at Risk may include but are not limited to: payment of subsequent Premiums, change of Death Benefit Option, change of Face Amount, partial withdrawals, and reinstatement of a Contract.

For modifications to this section for Joint Insureds, see Appendix B -- Last Survivor Rider.

Premiums

Premiums are the payments made to SELIC under the Contract to purchase insurance on the life of the Insured and to contribute to the Insurance Account Value of the Contract. All Premiums are payable to SELIC at its Home Office. A Premium Load is deducted from any Premium received by SELIC prior to its allocation to the Separate Account or to the Fixed Fund. The resulting amount is the Net Premium. The applicable Premium Load percentage depends upon the Case to which the Contract belongs, whether the Premium consists of Target Premium or Excess Premium, and the Contract Year in which the Premium is paid. (See "Charges and Deductions -- Premium Load).

Premiums may consist of Target Premium, Excess Premium or both. The Target Premium depends upon the Insured's Issue Age, sex, underwriting class and Face Amount. The Target Premium for the initial Face Amount is determined to be the level annual premium payable to age 100 for a level death benefit that under guaranteed cost of insurance rates and guaranteed policy expense charges and a 4.00% net interest rate (after the M&E charge) the cash value will accumulate to equal the initial Face Amount at age 100. The Target Premium is determined on the Issue Date. It is not recalculated if there is an increase in the Face Amount. It is recalculated if there is a decrease in the Face Amount, but only if the new Face Amount is below the initial Face Amount.

SELIC has the right to refund promptly any amount of Premium paid if necessary to keep the Contract in compliance with state and federal laws, including federal income tax laws. In particular, if a Contract Holder pays Premium amounts during the first Contract Year significantly in excess of the Planned Renewal Premium, SELIC reserves the right to refund promptly part or all of such excess if applicable state insurance law restricts the amount of commissions that would otherwise be payable to the writing agent in connection with part or all of such Premium amounts.

SELIC will not issue the Contract unless it receives a Premium payment at least equal to the initial Minimum Premium amount. The initial Minimum Premium under the Contract is equal to twelve times the Monthly Charges due under the Contract in the first Contract Month, plus any applicable Premium Load. SELIC may, in its sole discretion, require a reduced initial Minimum Premium in connection with the purchase of Contracts sold by licensed agents of SELIC that are also registered representatives of Walnut Street Securities, Inc. ("Walnut Street"), the distributor of the Contracts, or selected broker-dealers or through banks that have entered into written sales agreements with Walnut Street.

After the Initial Premium has been received and accepted by SELIC, the Contract Holder may pay subsequent Premiums on any Valuation Day provided that each subsequent Premium is at least $50 per Contract. All payments received by SELIC from the Contract Holder will be credited to the Contract as Premiums, unless the Contract Holder specifies that such payments are Contract Loan repayments. Subsequent Premiums may cause a Contract that was not classified as a "modified endowment contract" to become classified as such a contract. SELIC will take steps to monitor subsequent Premiums, and will notify a Contract Holder if a subsequent Premium, or a portion thereof, would cause a Contract to become a modified endowment contract. (See "Federal Income Tax Considerations -- Modified Endowment Contracts")

Allocation of Net Premiums: Generally, the initial Net Premium will be credited to the Money Market Division of the Separate Account and the Insurance Account Value will begin to vary with investment experience on the Valuation Day next following receipt of the initial payment at the Home Office. However, in situations where SELIC receives the initial payment with the application and underwriting is required, then the payment will be held on deposit in SELIC's General Account until underwriting is completed and the Contract is issued (the Issue Date). Any Net Premiums received during the Free Look period will be allocated to the Money Market Division. At the end of such period, Separate Account Value will be allocated to or among any of the Available Divisions and the Fixed Fund, in accordance with the Contract Holder's allocation instructions set forth in the Application, or as subsequently changed prior to the end of the Free Look period. No allocation or transfer instructions received from the Contract Holder in the Application or during the Free Look period will be acted upon until the Free Look period has expired. The duration of the Free Look period depends upon the law of a Contract's Governing Jurisdiction. The Free Look period under a Contract will expire after the number of days provided for in the applicable Governing Jurisdiction's Free Look period has elapsed following the date the Contract is delivered to the Contract Holder, as evidenced by a signed delivery receipt or certified mail return receipt, or if later, 10 days after SELIC mails or personally delivers the Notice of Withdrawal Right to the Contract Holder, or 45 days after the Application is signed. Transfer of money to the Available Divisions and, or the Fixed Fund specified by the Contract Holder will occur at the expiration of the Free Look period.

Net Premiums received after the Free Look period expires will be allocated among the Available Divisions and the Fixed Fund in accordance with the Contract Holder's instructions. Net Premiums that are received prior to the Valuation Time on any Valuation Day will be allocated as of the date they are received. Net Premiums received after such time will be allocated on the next Valuation Day.

The maximum number of Available Divisions to which the Contract's Separate Account Value may be allocated at any one time is five; amounts can also be allocated to the Fixed Fund. If no instructions accompany a Premium, the resulting Net Premium will be allocated to the Available Divisions and the Fixed Fund in the same proportions as stated in the most recently recorded Premium allocation instructions SELIC received from the Contract Holder.

The allocation of subsequent Premiums may be changed at any time upon SELIC's receipt of written notice from the Contract Holder.

Premiums to Prevent Lapse: If the Contract is in danger of lapsing because the Net Cash Value is insufficient to pay the Monthly Charges for the Contract on a Monthiversary, the amount of Premium that must be paid to prevent lapse will be equal to three times the Monthly Charges then due plus any applicable Premium Load. (See "Termination -- Termination for Insufficient Cash Value"). SELIC will send a notice to a Contract Holder when such Premiums are required to keep the Contract in force.

Premiums to Reinstate a Contract: When a Contract has lapsed due to insufficient Net Cash Value, the amount of Premium that must be paid to reinstate insurance coverage will be equal to the Monthly Charges due and unpaid at the time of lapse, plus three times the Monthly Charges due at the time of reinstatement, plus any applicable Premium Load. (See "Termination -- Reinstatement of a Contract Terminated for Insufficient Value). When the Contract has terminated, SELIC will send a notice specifying the Premiums that are required to be paid to reinstate the Contract.

Contract Values

The Insurance Account Value of the Contract is equal to the total amounts of the Insurance Account Value in each Available Division of the Separate Account, the Insurance Account Value in the Fixed Fund, and the Insurance Account Value in the Borrowed Fund.

The Insurance Account Value allocated to each Available Division is measured in "Accumulation Units." The value of an Accumulation Unit is determined as of the Valuation Time on each Valuation Day. The value of any unit will vary from Valuation Day to Valuation Day to reflect the investment performance of the Available Division applicable to that Accumulation Unit.

The value of an Accumulation Unit in each Available Division is arbitrarily set at $1.00 on the first Valuation Day for that Available Division. The value of any Accumulation Unit on any subsequent Valuation Day is equal to its value on the preceding Valuation Day multiplied by that Available Division's Net Investment Factor for the Valuation Period. The Net Investment Factor for an Available Division for a Valuation Period equals the "gross investment rate" for such period plus one and minus the Mortality and Expense Risk Charge for that Valuation Period.

The "gross investment rate" of an Available Division for any Valuation Period is equal to the net earnings of that Available Division during the Valuation Period, divided by the value of the total assets of that Available Division at the beginning of the Valuation Period. The net earnings of each Available Division during a Valuation Period are equal to the accrued investment income and capital gains and losses (realized and unrealized) of that Available Division, reduced by any amount charged against that Available Division for premium taxes or other governmental charges paid or reserved by SELIC during that Valuation Period.

The "gross investment rate" and net earnings of each Available Division will be determined by SELIC in accordance with generally accepted accounting principles and applicable laws, rules and regulations.

Transactions which require the crediting and canceling of Accumulation Units will be processed as of the Valuation Time on the Valuation Day in which the transaction is effected. Premium payments, and requests for Contract Loans, withdrawals, transfers, or any other transaction, received in proper form before the Valuation Time on a Valuation Day will be effected as of the Valuation Time on the day that the Premium payment, or transaction request, is received. Premium payments, and transaction requests, received in proper form after the Valuation Time on a Valuation Day, will be effected as of the Valuation Time of the following Valuation Day.

The Insurance Account Value in the Money Market Division on the Issue Date is equal to the Premium paid on that date, less any applicable Premium Load less:

(1)   Cost of Insurance Charges;

(2)   Administration Charges;

(3) Any charges that are deducted from the Insurance Account Value for benefits provided by Contract riders;

(4)   Underwriting Charges, if any; and

(5)   Charges for Special Insurance Class Rating, if any.

The Insurance Account Value in each Available Division as of the Valuation Time on any subsequent Valuation Day is equal to the Insurance Account Value in that Available Division on the prior Valuation Day plus:

(1)   Any new Net Premium allocated to that Available Division;

(2) Any amounts transferred to that Available Division from another Available Division, the Fixed Fund or the Borrowed Fund; and

(3) Any increase in value of the Available Division's investments due to investment results net of Daily Charges;

and less:

(1) Any amounts transferred from that Available Division to another Available Division, the Fixed Fund or the Borrowed Fund;

(2) Any decrease in the value of the Available Division's investments due to investment results net of Daily Charges;

(3) The Cost of Insurance Charges allocated to that Available Division (deducted only on a Monthiversary);

(4) The Administration Charges allocated to that Available Division (deducted only on a Monthiversary);

(5) Any partial withdrawals taken from such Contract and allocated to that Available Division;

(6) Any charges allocated to that Available Division that are deducted from the Insurance Account Value for benefits provided by Contract riders;

(7)   Any Underwriting Charges allocated to that Available Division;

(8) Any charges for Special Insurance Class Rating allocated to that Available Division (deducted only on a Monthiversary); and

(9) Any other charges allocated to that Available Division as stated in the Contract.

For more information regarding the charges and expenses deducted under the Contract, see "Charges and Deduction." For more information regarding the impact that Contract Loans can have on Insurance Account Value and Net Cash Value, see "The Contract -- Contract Loan Privilege."

For description of the Insurance Account Value in the Fixed Fund and the Borrowed Fund, see "The Contract -- The Fixed Fund" and "Contract Loan Privilege."

Transfers

The Contract provides that all or part of the Insurance Account Value (except amounts in the Borrowed Fund) may be transferred between or among Available Divisions and the Fixed Fund on any Valuation Day subject to the following limitations:

(a) The Insurance Account Value cannot be allocated to more than five Available Divisions and the Fixed Fund at any one time;

(b)   Transfer requests must be in writing and in a form acceptable to SELIC;

(c) Except as described below, only one transfer is permitted in each Contract Year;

(d) SELIC reserves the right to limit the amount of any transfer. Transfers from or among the Available Divisions must be in amounts of at least $500, or, if smaller, the Insurance Account Value in an Available Division; and

(e) Transfers to the Fixed Fund may be limited. Insurance Account Value in the Fixed Fund after any transfer to the Fixed Fund may be no greater than the amount specified in the Contract. (See "The
      Fixed Fund -- Allocation of Amounts to the Fixed Fund").

Transfers from the Fixed Fund are also subject to the following limitations:

(a) The transfer must be made in the 30 day period following a Contract Anniversary; and

(b) The amount transferred may be no larger than 25% of the Insurance Account Value in the Fixed Fund on the date of the transfer.

Transfers may be requested by dollar amount or whole percentage. SELIC will execute a transfer only upon receipt of a properly executed transfer request. Written confirmation of each transfer will be sent to the Contract Holder.

Notwithstanding the above limitations, which are set forth in the Contract, SELIC will, as a matter of administrative practice, allow up to 12 transfers per year between or among Available Divisions. Contract Holders will be notified in advance if this administrative practice is changed or eliminated. For purposes of calculating the number of transfers requested in any Contract Year, all transfer requests received on the same Valuation Day will be counted as one transfer request. Transfers effected in connection with Contract Loans will not be counted for purposes of the limitations on the amount or frequency of transfers permitted in each Contract Year.

Contract Loan Privilege

The Contract Holder may request a loan against the Contract. The Contract must be assigned to the Company as the sole security for the Contract Loan.
A Contract Loan may take place on any Valuation Day. An amount equal to the amount borrowed will be transferred from the Separate Account and the Fixed Fund to the Borrowed Fund. The Borrowed Fund is a portion of SELIC's General Account reserved for amounts held as collateral for Contract Loans. A Contract Loan from, or secured by, the Contract may have federal income tax consequences. In particular, if the Contract is a "modified endowment contract" loans may be currently taxable and subject to a 10% penalty tax. (See "Federal Income Tax Considerations").

Source of Contract Loan: Insurance Account Value equal to each Contract Loan will be transferred to the Borrowed Fund, reducing the Insurance Account Value in the Separate Account and the Fixed Fund. Unless other specific instructions are received from the Contract Holder, the Contract Loan will be taken from the Available Divisions of the Separate Account and the Fixed Fund in proportion to the amount of the Contract Holder's then current Insurance Account Value in each Available Division of the Separate Account and Fixed Fund.

The maximum total of Contract Loans for each Contract is equal to the Insurance Account Value less the sum of the following:

(1)   The Minimum Net Premium for the current Contract Year;

(2) The outstanding Contract Loan amount together with interest accrued but unpaid; and

(3)   Contract Loan interest charges until the next Contract Anniversary.

If a Contract Loan is requested that would cause this maximum to be exceeded, SELIC will not process the request.

Contract Loan Interest: Contract Loan interest accrues daily and is due on each Contract Anniversary. If it is not paid when due, the Contract Loan interest will be added to the Contract Loan and, as part of the Contract Loan, will bear the same interest rate. Any Contract Loan interest capitalized on a Contract Anniversary will be treated as if it was a new Contract Loan and will be transferred from the Available Division of the Separate Account and Fixed Fund in proportion to the Insurance Account Value therein.

A fixed Contract Loan interest rate option or a variable Contract Loan interest rate option may be elected. This option may be changed by the Contract Holder on any Contract Anniversary. Written notice of the change must be received at SELIC's Home Office no more than 90 days nor less than 30 days prior to such Contract Anniversary. The Contract Loan interest rate options are as follows:

Fixed Contract Loan Interest Rate.  If a Fixed Contract Loan Interest Rate
---------------------------------
option is selected and a Contract Loan is outstanding, a fixed Contract Loan interest rate of 6.00% will be assessed annually in arrears on the Contract Anniversary.

Variable Contract Loan Interest Rate.  On each Contract Anniversary, SELIC
------------------------------------
will declare the Variable Contract Loan Interest Rate that will apply to outstanding Contract Loans for the next Contract Year. This rate will equal the higher of a) or b), where a) is the Monthly Average of the Composite Yield on Corporate Bonds as published by Moody's Investor Service, Inc. (or, if it is no longer published, a substantially similar average) for the calendar month ending two months before the Contract Year begins, and b) is 4.50%. If the rate calculated according to this formula is not at least .50% higher than the rate in effect for the previous year, SELIC will not increase the rate. If the rate calculated is at least .50% lower than the rate in effect for the previous year, SELIC will decrease the rate.

If the Variable Contract Loan Interest Rate option is selected, SELIC will inform the Contract Holder of the current Variable Contract Loan Interest Rate at the time a

Contract Loan is made. The current Variable Contract Loan Interest Rate can be changed by SELIC on any Contract Anniversary, but the rate will never exceed the maximum Contract Loan interest rate permitted by the law of the Governing Jurisdiction.

Interest on Borrowed Fund: Interest will be credited to amounts held in the Borrowed Fund as collateral for Contract Loans. This rate of interest credited on the Borrowed Fund will be at least equal to an annual effective rate of 4.00%.

For the Fixed Contract Loan Interest Rate option, the rate of interest credited on the Borrowed Fund is currently set equal to 5.65%. If a Variable Contract Loan Interest Rate option is chosen, SELIC currently anticipates that the rate of interest credited on the Borrowed Fund will equal the Variable Contract Loan Interest Rate less a "loan interest spread" of .35%. This "loan interest spread" is guaranteed never to exceed .50%. The Borrowed Fund crediting rate may not be changed more frequently than annually. Any change in the Borrowed Fund crediting rate for the Contract will be effective on a Contract Anniversary. The Contract Holder will be notified in advance of any such change.

Interest credited to the Borrowed Fund will be transferred to the Available Divisions of the Separate Account and Fixed Fund on each Contract
Anniversary. The amount so transferred will be allocated among the Available Divisions of the Separate Accounts and Fixed Fund in proportion to the Insurance Account Value in each Available Division of the Separate Account and Fixed Fund.

If Contract Loan interest due for the previous Contract Year has not been paid when due, then on the Contract Anniversary, the Insurance Account Value attributable to the Separate Account and Fixed Fund will be reduced by the difference between the Contract Loan interest due and unpaid for the previous Contract Year, and the interest credited to the Borrowed Fund during the previous Contract Year.

On any given day the Insurance Account Value in the Borrowed Fund will be equal to the Insurance Account Value in the Borrowed Fund on the previous day plus:

(1) Any new amounts transferred to the Borrowed Fund from the Separate Account and Fixed Fund due to new Contract Loans and/or capitalized Contract Loan Interest; and

(2)   Any interest credited to the Borrowed Fund.

and less:

(1) Any amounts transferred from the Borrowed Fund to the Separate Account and/or Fixed Fund due to Contract Loan repayments or the transfer of interest credited to the Borrowed Fund on a Contract
      Anniversary.

Repayment: All funds received by SELIC will be credited to the Contract as Premiums unless clearly designated as a Contract Loan repayment by the Contract Holder.

All or part of the Contract Loan plus accrued Contract Loan interest may be repaid at any time while the Contract is in force.

Any repayment of a Contract Loan will result in the transfer of values equal to the repayment out of the Borrowed Fund and the application of those values to the Available Divisions of the Separate Account and Fixed Fund. Unless other specific instructions are received from the Contract Holder, these values will be applied to the Separate Account's Available Divisions and the Fixed Fund in proportion to the amount of the Contract Holder's then current Insurance Account Value in each Available Division of the Separate Account and Fixed Fund.

Surrender and Partial Withdrawals

At any time during the lifetime of the Insured and while the Contract is in force, the Contract may be surrendered for its Net Cash Value on any Valuation Date. The Contract Holder must request a surrender in writing and in a form acceptable to SELIC. On surrender, SELIC will pay to the Contract Holder in a single sum the Contract's Net Cash Value as of the Valuation Day during which a proper surrender request is received. A Contract's Net Cash Value is the Insurance Account Value less any outstanding Contract Loan and accrued and unpaid Contract Loan interest. If a proper surrender request is received on a Monthiversary, then Monthly Charges will not be deducted on that Monthiversary. A surrender may have Federal income tax consequences. (See "Federal Income Tax Considerations"). Once the Contract is surrendered, SELIC's obligations under the Contract will cease. (See "Termination").

The Contract Holder may also request partial withdrawals of Net Cash Value from one or more Available Divisions and the Fixed Fund. The withdrawal must be requested by the Contract Holder in writing on a form acceptable to SELIC. Unless other specific instructions are received from the Contract Holder, the withdrawal will be taken from each Available Division and the Fixed Fund in proportion to the Contract Holder's then current Insurance Account Value in each Available Division and the Fixed Fund. (See "The Fixed Fund").

Surrender and partial withdrawal proceeds will generally be paid to the Contract Holder within seven days. (See "Additional Provisions of the Contract -- Availability of Funds" and "The Fixed Fund").

The Contract Holder may withdraw any amount of at least $1,000 per withdrawal and up to the Contract's maximum withdrawal amount. The maximum withdrawal amount for the Contract is equal to the Insurance Account Value less the sum of the following:

(1)   The Minimum Net Premium for the current Contract Year;

(2) The outstanding Contract Loan amount together with the unpaid accrued Contract Loan interest on the Contract Loan amount; and

(3) Contract Loan interest on the Contract Loan amount until the next Contract Anniversary.

Partial withdrawals may increase the Net Amount at Risk, resulting in higher Cost of Insurance Charges under the Contract.

The Death Benefit and Face Amount may be adjusted at the time a partial withdrawal is taken, based on the amount withdrawn, the Death Benefit Option then in effect for the Contract, and the Insurance Account Value. If the Face Amount is reduced, the reduction in Face Amount for Death Benefit Option 1 or Death Benefit Option 3 will be equal to the amount of the withdrawal. The Total Insurance Coverage remaining after the partial withdrawal may not be less than the Minimum Insurance Coverage. A partial withdrawal request that would reduce the Total Insurance Coverage below this minimum will not be effected. If the Face Amount reflects previous Face Amount increases at the time of a partial withdrawal which causes a reduction in Face Amount, then partial withdrawals will be applied first to reduce the Initial Face Amount, and then to each Face Amount increase in order, starting with the first increase.

A partial withdrawal that decreases the Face Amount of the Contract will result in a recalculation of the Target Premium, and generally will decrease the Target Premium for future Contract Years.

A partial withdrawal may have Federal income tax consequences. (See "Federal Income Tax Considerations".)

Split Dollar Exception: Notwithstanding the above limitations, SELIC will, as a matter of administrative practice, at the time of a split dollar rollout, allow the owner of a Death Benefit Option 3 Contract, the option of reducing the accumulated Premiums before reducing the Face Amount. If the withdrawal is greater than the accumulated

Premiums, a reduction in Face Amount will occur for the amount in excess of the accumulated Premiums.

Death Benefits Under the Contract

If the Insured dies while the Contract is in force, a Death Benefit is payable to the Beneficiary when SELIC receives due proof of death and any other requirements are satisfied. The amount of the Death Benefit payable depends on the Death Benefit Option selected for the Contract by the Contract Holder and in effect on the date of death of the Insured, and is adjusted for outstanding Contract Loans and unpaid charges. (See "Payment of Death Benefits"). The amount of the Death Benefit will be determined at the end of the Valuation Period during which the Insured's death occurred. The Death Benefit will be paid to the surviving Beneficiary or Beneficiaries specified in the Application or as subsequently changed. The Death Benefit under each Death Benefit Option will never be less than the Contract's Face Amount as long as the Contract remains in force. For modifications to this Section for Joint Insureds, see Appendix B -- "Joint and Last Survivor Rider."

Death Benefit Options: The Contract Holder may select one of the following Death Benefit Options:

Option 1:   The Face Amount in effect at the date of death

Option 2:   The Face Amount plus the Insurance Account Value in effect at the date of death; or

Option 3:   The Face Amount in effect at the date of death, plus the
            accumulated Premiums paid under the Contract up to the date of death. In calculating the Death Benefit under this option, the Premiums are accumulated from the date such Premiums were credited to the Insurance Account Value to the date of death, at a rate equal to the Death Benefit Option Accumulation Rate shown in the Contract. This rate, which is selected by the Contract Holder and subject to approval by SELIC, may be as low as 0%, and does not have a maximum cap. A higher Death
            Benefit Option Accumulation Rate will result in higher Cost of Insurance Charges under a Contract.

To ensure that the Contract will qualify as life insurance under the Internal Revenue Code, the Total Insurance Coverage will never be less than the Minimum Death Benefit. The Minimum Death Benefit is equal to the Insurance Account Value on the date of death multiplied by the appropriate Minimum Death Benefit Factor as set forth in the Contract. Currently SELIC calculates the Minimum Death Benefit Factor in accordance with Section 7702(a)(1) of the Internal Revenue Code ("The Cash Value

Accumulation Test"). In the future SELIC may offer Contracts that will use Minimum Death Benefit Factors and Premium limitations calculated in accordance with Section 7702(a)(2) of the Internal Revenue Code ("The Guideline Premium Test"). Once a Contract is issued complying with either "The Cash Value Accumulation Test" or "The Guideline Premium Test" that test and the Minimum Death Benefit Factors will be employed throughout the life of the Contract.

 A table of representative Minimum Death Benefit Factors follows:

=========================================================================
                      MINIMUM DEATH BENEFIT FACTORS
-------------------------------------------------------------------------
                                         Unisex
                        Age             Unismoke
=========================================================================
                        25                5.79
                        30                4.93
                        35                4.18
                        40                3.55
                        45                3.03
                        50                2.60
                        55                2.25
                        60                1.97
                        65                1.74
                        70                1.56
=========================================================================

Under Death Benefit Option 1 and Death Benefit Option 3, positive investment performance (if any) will be reflected in Insurance Account Value, but not in the Death Benefit, unless the Death Benefit equals the Minimum Death Benefit. Under Death Benefit Option 2, the amount of Death Benefit will always vary as the Insurance Account Value varies, but will never be less than the Face Amount. In general, if Death Benefit Option 2 is selected, positive investment performance (if any) will be reflected in the Death Benefit.

Subject to certain limitations, the Contract Holder may change the Death Benefit Option for the Contract while the Contract is in effect by notifying SELIC in writing. If SELIC approves the change, it will take effect on the next Contract Anniversary that is at least 30 days after all the required information has been provided to SELIC. The Cost of Insurance Charges for the Contract will be adjusted to provide for the change. No such change will be effective if the Insured dies before the effective date of the change.

Changing the Contract's Death Benefit Option may result in either an increase or decrease in the Face Amount. If the Face Amount increases, SELIC may require satisfactory evidence of insurability. If the Face Amount decreases, the order in which the Face Amount is reduced is assessed in the same manner as a decrease in Face Amount (See "Face Amount"). Any change in the Death Benefit Option will not be effected if it would result in Total Insurance Coverage that is less than the Minimum Insurance Coverage of the Contract. SELIC also reserves the right not to effect a requested change in Face Amount if the change would result in the Contract not satisfying the requirements of the Internal Revenue Code of 1986, as amended.

A change in the Death Benefit Option will not result in an immediate change in the amount of a Contract's Death Benefit or Insurance Account Value. If a Contract is changed from Death Benefit Option 1 to Death Benefit Option 2, then the Face Amount will equal the Face Amount prior to the change less the Insurance Account Value on the effective date of the change. If a Contract is changed from Death Benefit Option 3 to Death Benefit Option 2, then the Face Amount will equal the Face Amount prior to the change plus the accumulated Premiums less the Insurance Account Value on the effective date of the change. If a Contract is changed from Option 2 or Option 3 to Option 1, then the Face Amount will equal the Death Benefit on the effective date of the change. SELIC may require satisfactory evidence of insurability if the Contract is changed from Option 2 or Option 3 to Option 1. If a Contract is changed from Option 1 to Option 3, then the Face Amount will equal the Face Amount prior to the change less the accumulated Premiums on the effective date of change. If a Contract is changed from Option 2 to Option 3, then the Face Amount will equal the Death Benefit less the accumulated Premiums on the effective date of the change.

A change in Death Benefit Option may affect monthly Cost of Insurance Charges, because the amount of this charge varies with a Contract's Net Amount at Risk. Assuming the Death Benefit is not equal to the Minimum Death Benefit, changing from Option 2 or Option 3 to Option 1 will generally decrease Net Amount at Risk, and therefore decrease Cost of Insurance Charges, on Monthiversaries following the effective date of the change. Changing from Option 1 or Option 3 to Option 2 will generally result in a Net Amount at Risk that remains level; however, under Option 2, Cost of Insurance Charges will increase over time, because cost of insurance rates generally increase with the age of the Insured. Finally a change from Option 1 or Option 2 to Option 3 will result in a Net Amount at Risk that will vary based upon the frequency and amount of Premium payments, as well as the rate at which the Premiums are accumulated. Under Option 3, more frequent and higher premium payments as well as a higher Death Benefit Option Accumulation Rate generally will result in a higher Net Amount at Risk, and therefore higher Cost of Insurance Charges.

Face Amount: The Minimum Face Amount under a Contract is $10,000. The minimum Total Insurance Coverage is $25,000. The Initial Face Amount and Supplemental Term Insurance Amount will be set forth in the Application. The Contract Holder may, subject to approval of SELIC, change the Face Amount. The Contract Holder must request the change by notifying SELIC in writing, and SELIC reserves the right to require satisfactory evidence of insurability, which may include a medical examination. If SELIC approves the change, it will take effect on the next Contract Anniversary which is at least 30 days after all the required information has
been provided to SELIC.   A partial withdrawal may also reduce the Face
Amount under a Contract. (See "The Contract -- Surrender and Partial Withdrawals"). Decreases in Face Amount cannot reduce the Total Insurance Coverage to less than the Minimum Insurance Coverage. No such change will be effective if the Insured dies before the date of such change. SELIC reserves the right not to effect a requested change in Face Amount if the change would result in the Contract not satisfying the requirements of the Internal Revenue Code of 1986, as amended. The Net Cash Value immediately following the increase in Face Amount must be sufficient to cover Monthly Charges to be deducted on the next Monthiversary. If Net Cash Value will not be sufficient, an additional Premium will be necessary before the increase in Face Amount will be effected.

If the Face Amount is decreased, and the Contract's Face Amount before the change in Death Benefit Option reflects previous Face Amount increases, then the Face Amount reduction will result first in the reduction of the Face Amount provided by the most recent increase, then the next most recent increase successively, and finally the Initial Face Amount.

A decrease in the Face Amount of the Contract will also result in a recalculation of the Target Premium, and generally will decrease the Target Premium for future Contract Years.

Additional insurance coverage may be available under one or more riders to the Contract, including a Supplemental Term Insurance Rider. (See Appendix B
- "Supplemental Term Insurance Rider".) Under certain circumstances, SELIC may offer Contracts through which insurance coverage is provided primarily through the Supplemental Term Insurance Rider. Because insurance coverage under such riders may be purchased through deductions from Available Divisions and/or the Fixed Fund that are not taken into account in determining Target Premium, there may not be additional Premium Load associated with this coverage. There may be circumstances in which it will be to the Contract Holder's economic advantage to include a significant portion or percentage of coverage under the Supplemental Term Insurance Rider. These circumstances depend on many factors, including the Premium levels and amount and duration of coverage, as well as the age (and, where applicable, sex, smoker status, and/or risk classification) of the Insured. As discussed above, SELIC reserves the right to refund promptly certain Premium amounts paid during the first Contract Year in excess of Planned Renewal Premium amounts. (See "The Contract -- Premiums"). In such cases, SELIC will generally agree to accept such Premium amounts provided that the Contract Holder elects to convert a portion of the Face Amount, as determined by SELIC, to coverage under a Supplemental Term Insurance Rider. Contract Holders should contact their agent for additional information.

A change in Face Amount may have Federal income tax consequences. (See "Federal Income Tax Considerations").

Payment of Death Benefit: The amount of any Death Benefit payable is adjusted as follows:

(1) By deducting the amount of any unpaid Monthly Charges against the Insurance Account Value to the date of death (See "Charges and Deductions");

(2) By deducting the amount of any Contract Loans outstanding against the Insurance Account Value on the date of death plus accrued but unpaid interest on such Contract Loans on the date of death (See
      "The Contract -- Contract Loan Privilege"); and

(3)   By deducting the amount of any unpaid charges provided by rider.

The Death Benefit will usually be paid in a lump sum within seven days of the date due proof of the Insured's death is received by SELIC at its Home Office and any other requirements are satisfied. Payment of any amount of Death Benefit based upon the Separate Account may be delayed, however, during any period that:

(1) The New York Stock Exchange (or its successor) is closed, except for normal weekend or holiday closings, or trading is restricted; or

(2)   The SEC determines that a state of emergency exists.

Settlement of any amounts not based upon the Separate Account will be made not more than six months after due proof of death is received. Interest on Death Benefits will be credited as prescribed by law. Payment of a Death Benefit may be deferred by a separate written agreement between SELIC and the Contract Holder or Beneficiary, subject to SELIC's approval. In such cases, the interest that will be credited will be at least 1.00% per annum.

Beneficiary: The Contract Holder may name or change the Beneficiary by sending written notice to SELIC. A Beneficiary may be revocable or irrevocable. An irrevocable Beneficiary may not be changed without his or her consent, and consent is also required prior to the Contract Holder's exercise of certain other rights. There may be different classes of Beneficiaries, such as primary and secondary. These classes set the order of payments. There may be more than one Beneficiary in a class. The Beneficiary designation in effect on the Issue Date is stated in the Contract Application and in any related documents which are attached to and made a part of the Contract.

                         CHARGES AND DEDUCTIONS

Certain charges will be deducted by SELIC from Premiums and from Insurance Account Value as compensation for providing the insurance benefits under the Contract, for administering the Contract, for assuming certain risks, and for incurring certain expenses in distributing the Contract. A prospective purchaser may request personalized hypothetical illustrations of the Contract's Insurance Account Value and Death Benefits. Such hypothetical illustrations will reflect the effect of the charges and deductions under the Contract and may assist a prospective purchaser in understanding the operation of the Contract.

Premium Load

Before crediting a Premium to the Available Divisions and/or the Fixed Fund, a Premium Load, consisting of a Distribution Charge, a DAC Tax charge and a Premium Tax Charge, is deducted from that Premium. Premium Load is expressed as a percentage of Premium; the percentage depends upon whether the Premium is Target Premium or Excess Premium, on the Contract Year during which the Premium is paid, and on the Issue Age of the Insured.

Distribution Charge: The Distribution Charge, which is a sales load, is comprised of a Premium Expense Load and a Commission Charge.

The Premium Expense Load will be deducted from each Premium and will equal a percentage of the Premium. The percentage will be determined based on the sum of the Initial Premiums for all Contracts in a Case, in accordance with the following table:

      Sum of the Initial Premiums
      of All Contracts in the Case        Premium Expense Load
      ----------------------------        --------------------
      Less than $250,000                        2.00%
      $250,000 - $999,999                       1.50%
      $1,000,000 and more                       1.25%

A Commission Charge will be deducted from Premiums paid in each Contract Year up to the Target Premium amount. There is no Commission Charge on any Excess Premium amount paid during a Contract Year. The Commission Charge on Premiums paid in a Contract Year up to the Target Premium amount is based upon the Issue Age of the Insured and the Contract Year as follows:

                 Commission Charges During Contract Year
                 ---------------------------------------
                                       Commission Charge
                      ---------------------------------------------------
   For                Contract Year     Contract Years     Contract Years
Issue Ages                  1                2-10              11-15
----------                  -                ----              -----
  20 - 51                 28.00%             8.00%             6.00%
  52 - 59                 28.00%             6.33%             4.00%
  60 - 67                 28.00%             4.66%             4.00%
  68 - 80                 19.00%             4.00%             4.00%
  81 - 85                 13.00%             4.00%             4.00%

For all Issue Ages the Commission Charge will be 2.00% for Year 16 and thereafter.

For Single Premium Payments, the maximum Commission Charge will be 6.00% of Premium paid. Single Premium Payments are the excess of the Premium received in the first Contract Year over Planned Renewal Premium. Failure to pay Planned Renewal Premium will not automatically result in lapse of the Contract.

The Distribution Charge is intended to compensate SELIC for its expenses in the distribution of the Contracts, including sales commissions, printing prospectuses, preparing sales literature and paying for other promotional activities. To the extent that those expenses are not recovered from the Distribution Charge, those expenses may be recovered from other sources, including profit, if any, the mortality and expense risk charge and mortality gains. In accordance with applicable SEC regulations, Distribution Charge amounts will not exceed nine percent of the sum of the "guideline annual premiums" that would be paid during the period equal to the lesser of 20 years or the anticipated life expectancy of the Insured based on the 1980 Commissioners Standard Ordinary Mortality Table, as defined in such regulations.

For modifications to this section for Joint Insureds, see Appendix B -- "Joint and Last Survivor Rider." For modifications to this section with the addition of a Term Rider, see Appendix B -- "Supplemental Term Rider Insurance."

Premium Tax Charge: SELIC also deducts from each Premium a Premium Tax Charge approximately equal to the taxes that are based on such Premium received under the Contract and that are imposed on SELIC by the state in which the Contract Holder resides or by the state in which the Insured resides. In general, for Cases with one Contract Holder and with less than 500 Contracts, this charge will be determined as to any Contract in accordance with the law of the state in which the Contract Holder resides. For Cases with a greater number of Insureds and one Contract Holder, the amount of the charge as to any Contract will be determined in accordance with the law of the state in which the Insured resides. State premium tax rates currently range from .75% to 5.00%.

DAC Tax Charge: SELIC also deducts from each Premium a charge for federal income taxes, equal to 1.00%, which compensates SELIC for an increased federal tax burden resulting from the receipt of Premiums under Section 848 of the Internal Revenue Code. This charge for federal income taxes is reasonable in relation to SELIC's federal tax burden under Section 848 resulting from the receipt of Premiums under the Contracts.

Daily Charges

Mortality and Expense Risk Charge: Each Division of the Separate Account is assessed a Mortality and Expense Risk Charge, which will never exceed an annual effective rate of 0.50% of the Contract's Separate Account Value attributable to that Division. Currently, the amount of this charge is an annual effective rate of 0.35% of the Separate Account Value, which is equivalent to 0.000957233% of the Separate Account Value attributable to the Division on a daily basis.

The charge, which is designed to compensate SELIC for the mortality and expense risks it assumes under the Contract, is deducted on a daily basis from the Separate Account's assets.

The mortality risk assumed by SELIC under the Contract is that Insureds may, on average, live for shorter periods of time than estimated and therefore that the Cost of Insurance Charges specified in the Contract will be insufficient to meet actual claims. The expense risk assumed by SELIC under the Contract is the risk that other expenses of issuing and administering the Contract and operating the Separate Account will be greater than the charges imposed under the Contract to cover such expenses. If the money collected from the Mortality and Expense Risk Charge is not needed to cover these risks, it will be SELIC's gain and will be used for any proper purpose. Conversely, if the money collected is insufficient to cover these risks, SELIC will absorb any loss.

Monthly Charges

As of the Contract Date and on each Monthiversary thereafter, Monthly Charges will be deducted from each Available Division and the Fixed Fund. Monthly Charges consist of the Administration Charge, the Cost of Insurance Charge, charges for additional benefits provided by Contract rider, and charges for Special Insurance Class Rating, if any. These charges will be deducted from each Available Division and the

Fixed Fund in proportion to the Insurance Account Value attributable to each Available Division and the Fixed Fund.

Administration Charge: On each Monthiversary, a charge is deducted to compensate SELIC for administrative expenses. The current amount of this charge is $4.50 per month per Contract. This charge may change, but is guaranteed not to exceed $8.00 per month per Contract. The Administration Charge is assessed to reimburse SELIC for the expenses associated with the administration and maintenance of the Contract and the Separate Account. SELIC does not expect to profit from this charge.

Cost of Insurance Charge: A deduction for SELIC's cost of insurance protection is made on each Monthiversary and, unless otherwise specified by the Contract Holder, will be based on unisex and unismoke rates. The cost of insurance rates generally increase as the Insured's Attained Age increases. SELIC also offers rates, upon a Contract Holder's request, that vary based on the sex (except Contracts sold in Montana; See "Unisex Requirements Under Montana Law") and smoker class of the Insured. However, any variation by sex and/or smoker class must be applied on a consistent basis for all Contracts in the applicable Case.

The Cost of Insurance Charge is determined by multiplying the applicable cost of insurance rate by the Net Amount at Risk each Contract Month. Any change in the Net Amount at Risk will affect the total Cost of Insurance Charges deducted from the applicable Insurance Account Value. Since the Net Amount at Risk may not be constant, the charge could vary monthly.

The guaranteed cost of insurance rates will not be greater than the guaranteed maximum cost of insurance rates set forth in the Contract. Those rates, as well as the rates used for Federal income tax purposes, are based on the 1980 Commissioners Standard Ordinary (CSO) Mortality Tables, Age Nearest Birthday that correspond to the applicable sex and smoker blend under the Contract. Current Cost of Insurance Charges may be lower and may be changed. The current Cost of Insurance Charges for the Contract Year are shown in the Contract Holder's annual statement.

SELIC may offer insurance coverage up to $1 million on a guaranteed issue or simplified issue basis under Contracts that meet all the following requirements:

1)    The Case to which the Contract belongs has at least 25 Insureds;

2) Each Insured under the Contracts in the applicable Case must at the time of issue be actively at work for a common Employer for a minimum of 1,000 hours annually;

3) 100% of "eligible persons," defined in a manner acceptable to SELIC, must be named as an Insured under the applicable Case;

4) The Face Amount, and any Supplemental Term Insurance Amount, for each Contract in the applicable Case must be determined in all years by a formula acceptable to SELIC;

5) The Face Amount increases, including any increases in Supplemental Term Insurance Amount, in any given year for any Contract in the applicable Case cannot exceed 10% and the cumulative increase in any Face Amount cannot exceed the smaller of the initial Total Insurance Coverage or $1,000,000;

6) The Contract Holder, Insured and Beneficiary of each Contract in the applicable Case must be either an entity domiciled in the United States or a United States citizen; and

7) The Insured under each Contract in the applicable Case must be between the ages of 20 and 65.

For Simplified Issue Contracts, SELIC requires that certain medical information regarding the prospective Insured be provided in the Application.

SELIC will also offer Contracts on a medically underwritten basis. In these situations, the rating of an Insured will affect the cost of insurance rates. SELIC will offer medically underwritten Contracts on a standard and substandard rating basis. Standard rates will, in general, be less than substandard rates.

For Contracts with applications dated prior to April 29, 1996 and issued on a guaranteed issue or simplified issue basis, the Cost of Insurance Charges will vary only by the Attained Age of the Insured. For Contracts with applications dated on or after April 29, 1996 and issued on a guaranteed issue basis, the Cost of Insurance Charges will vary only by the Attained Age of the Insured but for Contracts issued on a simplified issue basis the Cost of Insurance Charges will vary by the Issue Age and the number of completed Contract Years under the Contract. For all Contracts issued on a medically underwritten basis the Cost of Insurance Charges will vary by the Issue Age and the number of Completed Contract Years under the Contract. In general, cost of insurance rates under Contracts that are issued on a guaranteed issue basis will be greater than cost of insurance rates on Contracts issued on a simplified issue basis, which will be greater than cost of insurance rates on Contracts that are issued on a standard medically underwritten basis.

SELIC may require medical underwriting for any transaction that increases its Net Amount at Risk. If any medical underwriting has taken place, an Insured's rate class may affect the guaranteed and current cost of insurance rate applicable to that Insured, but not the cost of insurance rate applicable for Federal income tax purposes which for all Contracts will be equal to 100% of the applicable 1980 CSO table.

Each Insured is placed in a rate class when SELIC issues a Contract, based on the Case to which the Contract belongs and underwriting information, including medical underwriting, if any. When an increase in Face Amount is requested, SELIC reserves the right: (i) to accept or reject the request, with or without obtaining additional underwriting information; and (ii) to obtain additional underwriting information, including medical underwriting, before approving the increase to determine whether a different rate class would apply to the increase. If the Insured's rate class at the time of the increase has declined since the last change in coverage, and SELIC approves the change in coverage, then the lower rate class will be applied to the Face Amount increase only. If the Insured's rate class at the time of the increase has improved since the last change in coverage, then the improved rate class will be applied to the Total Insurance Coverage provided under the Policy.

Additional Insurance Benefits and Special Insurance Class Ratings: Subject to certain requirements, one or more riders may be added to a Contract.
These riders and the charges associated therewith are described in Appendix B to this Prospectus. (See "Additional Provisions of the Contract -- Entire Contract"). Deductions will be made on each Monthiversary for applicable charges for any additional benefits provided by Contract rider.

Deductions will also be made on each Monthiversary for any applicable Special Insurance Class Rating Charges, which are imposed under the Contract if a Contract is issued on a substandard basis. These charges are set forth in the Contract.

Underwriting Charges

An Underwriting Charge of up to $100 will be deducted from the Insurance Account Value on the Issue Date if the Contract is issued on a medically underwritten basis. Medically underwritten Contracts, for purposes of deducting this charge, are all Contracts other than those issued on a guaranteed issue or simplified issue basis (see "Charges and Deductions -- Monthly Charges -- Cost of Insurance Charges"). SELIC also reserves the right to deduct an Underwriting Charge of up to $100 from the Contract's Insurance Account Value on any Monthiversary following a Contract Month in which medical underwriting has taken place due to an increase in SELIC's Net Amount at Risk with respect to the Contract. The Underwriting Charge is assessed to

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
reimburse SELIC for the expenses associated with the underwriting of the Contract. SELIC does not expect to profit from this charge.

SELIC may, in its sole discretion, reduce or waive the Underwriting Charge in connection with the purchase of Contracts sold by licensed agents of SELIC that are also registered representatives of selected broker-dealers or through banks that have entered into written sales agreements with Walnut Street. Any reduction in or waiver of the Underwriting Charge is reflected in the Contract.

The Underwriting Charge will be deducted from the Available Divisions and the Fixed Fund in proportion to Insurance Account Value attributable to each Division and the Fixed Fund.

For modifications to this Section for Joint Insureds see Appendix B -- Joint and Last Survivor Rider.

Annual Charges

On each Contract Anniversary, the Insurance Account Value attributable to the Separate Account and Fixed Fund is: (i) reduced by Contract Loan interest due and unpaid for the previous Contract Year; and (ii) increased by the interest credited to the Borrowed Fund during the previous Contract Year. The net result is that if Contract Loan interest is not paid when due, then on the Contract Anniversary, the Insurance Account Value attributable to the Separate Account and Fixed Fund will be reduced by the difference between the Contract Loan interest due and unpaid for the previous Contract Year and the interest credited to the Borrowed Fund during the previous Contract Year.

Other Charges

Taxes and Other Governmental Charges: SELIC does not currently make any charges against the Divisions of the Separate Account for Federal, state or local taxes attributable to them. However, SELIC may in the future impose such a charge to provide for any tax liability of the Separate Account.

Fees and Expenses of Underlying Portfolios: The value of an Accumulation Unit of each Separate Account Division that invests in shares or interests of an Underlying Portfolio will reflect the expenses incurred by that Underlying Portfolio. The Underlying Portfolio's expenses will include its investment management fee and its operating expenses. The management fees and operating expenses of each Underlying Portfolio are set forth in the accompanying prospectus for such underlying Portfolio.

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

Illustrative Report Fee: At the Contract Holder's request, SELIC will provide an illustrative report in addition to the reports it customarily provides. Depending upon the type and complexity of the requested report, SELIC may charge a reasonable fee not to exceed $50.00 per report. (See "Records and Reports"). This fee must be paid by the Contract Holder separately, and will not be considered a Premium payment.


                               TERMINATION

The Contract terminates on the earliest to occur of the following:

(1) The end of the Grace Period following any Monthiversary in which the Net Cash Value for the Contract is insufficient to pay the Monthly Charges (See "Termination for Insufficient Net Cash Value," below);

(2)   The surrender of the Contract by the Contract Holder;

(3)   The Maturity Date of the Contract; or

(4)   The fulfillment of all of SELIC's obligations under the Contract.

Maturity Date

No insurance coverage will be effective on or after the Maturity Date, which is the Contract Anniversary on which the Insured reaches Attained Age 100. If the Insured is living and the Contract is in force on the Maturity Date, the Net Cash Value will be paid to the Contract Holder, the Contract will terminate, and the liability of SELIC under the Contract will cease.

For modifications to this Section for Joint Insureds see Appendix B -- Joint and Last Survivor Rider.

Termination for Insufficient Net Cash Value

A Contract will not terminate automatically for failure to pay a subsequent Premium. However, if the Net Cash Value is not sufficient to cover the Monthly Charges due with respect to a Contract on any Monthiversary, then the Grace Period begins. This Grace Period begins on the Monthiversary on which the Monthly Charges are due. The Grace Period ends 61 days from that Monthiversary or, if later, 61 days after the date SELIC mails a written notice to the Contract Holder at the last known address shown on SELIC's records. This notice will state the Premium amount needed to keep the

Contract in force. During the Grace Period, the insurance coverage under the Contract will continue in effect.

To continue the Contract's insurance coverage in force, the Contract Holder must make a Premium payment before the Grace Period ends at least equal to three times the Monthly Charges due when the Grace Period began, plus Premium Load.

The Contract will terminate without value (and therefore the insurance coverage will cease) at the end of the Grace Period if such amounts are not paid.

Reinstatement of a Contract Terminated for Insufficient Value

A Contract that has terminated for insufficient Net Cash Value may be reinstated within five years from the date of Contract termination. The Contract Holder must request the reinstatement in a form acceptable to SELIC and pay the reinstatement Premium, which must be at least equal to the Monthly Charges due and unpaid at the time of lapse, plus three times the Monthly Charges due at the time of reinstatement, plus any applicable Premium Load. Medical evidence of insurability will be required for reinstatement, and the Insured must be living on the date the reinstatement becomes effective.

For Modification to this Section for Joint Insureds see Appendix B -- Joint and Last Survivor Rider.


                             THE FIXED FUND

Amounts invested in the Fixed Fund become part of the general assets of SELIC held in SELIC's General Account. SELIC invests the assets of the General Account in accordance with applicable state insurance laws. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the General Account. The disclosure regarding the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

This Prospectus describes a flexible premium variable life insurance contract. This Prospectus together with the accompanying prospectuses for the Underlying Portfolios, is generally intended to serve as a disclosure document only for the aspects of the

Contract relating to the Separate Account. For complete details regarding the Fixed Fund, see the Contract itself.

General Description

The General Account consists of all assets owned by SELIC, other than those in the Separate Account and other separate accounts. Subject to applicable law, SELIC has sole discretion over the investment of the assets of the General Account.

The allocation of amounts to the Fixed Fund does not entitle a Contract Holder to share in the investment experience of the General Account. Instead, SELIC guarantees that the Insurance Account Value in the Fixed Fund will accrue interest at a rate of at least 4.00%, compounded annually, independent of the actual investment experience of the General Account.

The Borrowed Fund is also part of the General Account. (See "The Contract -- Contract Loan Privilege").

Allocation of Amounts to the Fixed Fund

At Contract issue, SELIC will determine the maximum percentage of the non-borrowed Insurance Account Value that may be allocated, either initially or by transfer, to the Fixed Fund. This maximum percentage is set forth in the Contract (the "maximum allocation percentage"). The ability to allocate Net Premiums or to transfer Insurance Account Value to the Fixed Fund may not be made available or may be limited in accordance with the terms of the Contract. SELIC, from time to time, adjust the maximum allocation percentage. Such adjustments may not be uniform to all Contracts. Subject to this maximum, a Contract Holder may elect to allocate Net Premiums to the Fixed Fund, the Separate Account, or both. Subject to this maximum, the Contract Holder may also transfer the Insurance Account Value from the Available Divisions of the Separate Account to the Fixed Fund.

Fixed Fund Benefits

If the Contract Holder allocates all Net Premiums only to the Fixed Fund and makes no transfers, partial withdrawals, or Contract Loans, the entire investment risk under the Contract will be borne by SELIC.

Fixed Fund Insurance Account Value

Net Premiums allocated to the Fixed Fund are credited to the Insurance Account Value. SELIC bears the full investment risk for these amounts and guarantees that interest credited to each Contract Holder's Insurance Account Value in the Fixed Fund will not be less than a rate of at least 4.00% per year, compounded annually. SELIC may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4.00% per year, and might not do so. Any interest credited on the Contract's Insurance Account Value in the Fixed Fund in excess of the guaranteed minimum rate of 4.00% per year will be determined in the sole discretion of SELIC. The Contract Holder assumes the risk that interest credited may not exceed the guaranteed minimum rate of 4.00% per year. If excess interest is credited, a different rate of interest may be applied to the value in the Borrowed Fund. The value in the Fixed Fund will be calculated on each Monthiversary of the Contract.

SELIC guarantees that, on each Valuation Date, the Insurance Account Value in the Fixed Fund will be the amount of the Net Premiums allocated or Insurance Account Value transferred to the Fixed Fund, plus interest at the rate of 4.00% per year, plus any excess interest which SELIC credits and any amounts transferred into the Fixed Fund, less the sum of all Contract charges allocable to the Fixed Fund and any amounts deducted from the Fixed Fund in connection with partial withdrawals, surrender charges or transfers to the Separate Account.

On any given day the Insurance Account Value in the Fixed Fund will be equal to the Insurance Account Value in the Fixed Fund on the prior Valuation Day plus:

(1)   Any new Net Premium allocated to the Fixed Fund;

(2) Any amount transferred to the Fixed Fund from an Available Division or the Borrowed Fund; and

(3)   Any interest credited to the Fixed Fund;

and less:

(1) Any amount transferred from the Fixed Fund to an Available Division or the Borrowed Fund;

(2) The Cost of Insurance Charges allocated to the Fixed Fund (deducted only on a Monthiversary);

(3) The Administration Charges allocated to the Fixed Fund (deducted only on a Monthiversary);

(4) Any partial withdrawals taken from such Contract and allocated to the Fixed Fund;

(5) Any charges allocated to the Fixed Fund that are deducted from the Insurance Account Value for benefits provided by Contract riders;

(6)   Any Underwriting Charges allocated to the Fixed Fund;

(7) Any charges for Special Insurance Class Rating allocated to the Fixed Fund (deducted only on a Monthiversary); and

(8) Any other charges allocated to the Fixed Fund as stated in the Contract.

For more information regarding the charges and expenses deducted under the Contract, see "Charges and Deduction." For more information regarding the impact that Contract Loans can have on Insurance Account Value and Net Cash Value, see "The Contract -- Contract Loan Privilege."

Fixed Fund Transfers, Surrenders, Partial Withdrawals and Contract Loans

Prior to the Maturity Date, amounts may be transferred from the Fixed Fund to the Available Divisions or partially withdrawn from the Fixed Fund.
Transfers from the Fixed Fund are subject to the following restrictions:

      (a) The transfer must be made in the 30-day period following a Contract Anniversary; and

      (b) The amount transferred in any Contract Year may be no larger than 25% of the Insurance Account Value in the Fixed Fund on the date of the transfer or withdrawal.

Contract Loans and partial withdrawals may also be made from the Contract's Insurance Account Value in the Fixed Fund, subject to the conditions and restrictions on Contract Loans and partial withdrawals described above. (See "The Contract -- Contract Loan Privilege" and "The Contract -- Surrender and Partial Withdrawals").

Transfers, surrenders, and partial withdrawals payable from the Fixed Fund and the payment of Contract Loans allocated to the Fixed Fund may be delayed for up to six months. However, if payment is deferred for 30 days or more, SELIC will pay interest at the rate of 2.50% per year for the period of the deferment. Amounts from the Fixed Fund used to pay Premiums on Contracts with SELIC will not be delayed.

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

                     FEDERAL INCOME TAX CONSIDERATIONS

The following summary provides a general description of the Federal income tax considerations associated with the Contracts and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon SELIC's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("Service"). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Service.

1. Tax Status of the Contract: Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for Federal tax purposes. The Section
      7702 definition can be met if a life insurance contract satisfies either one of two tests set forth in that section.
      The manner in which these tests should be applied to certain features of the Contract is not directly addressed by Section
      7702 or proposed regulations issued under that section. The presence of these Contract features, the absence of final regulations, and lack of other pertinent interpretations of
      Section 7702, thus creates some uncertainty about the application of Section 7702 to the Contract.

      Nevertheless, SELIC believes that the Contract generally qualifies as a life insurance contract for federal tax purposes. Because of the absence of final regulations or any other pertinent interpretations, it, however, is unclear whether a Contract with a joint and last survivor or a term rider added will, in all cases, meet the statutory life insurance contract definition. If a Contract were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

      If it is subsequently determined that a Contract does not satisfy Section 7702, SELIC will take whatever steps it deems are appropriate and reasonable to cause a Contract to comply with Section 7702. For these reasons, SELIC reserves the right to modify the Contract as necessary to attempt to qualify a Contract as a life insurance contract under
      Section 7702.

      Section 817(h) of the Code requires the investments of the Separate Accounts to be "adequately diversified" in accordance with Treasury Regulations for the Contract to qualify as a life insurance contract under Section 7702 of the Code. Failure to comply with the diversification requirements may result in not treating the Contract as life insurance. If the Contract does not qualify as life insurance you may be subject to immediate taxation on the incremental increases in Insurance Account Value of the Contract. Regulations specifying the diversification requirements have been issued by the Department of Treasury, and SELIC believes it complies fully with such requirements. In connection with the issuance of the diversification regulations, the Treasury Department stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which an owner's control of the investments of a separate account may cause the contract owner rather than the insurance company, to be treated as the owner of the assets in the separate account. If a Contract Holder is considered the owner of the assets of the Separate Account, income and gains from the Account would be included in the Holder's gross income.

      Though no Regulations on the subject of an owner's control of the investments of a separate account have been issued since the Regulations specifying the diversification requirements were issued, informal guidance is available from certain private letter rulings issued by the Internal Revenue Service to individual taxpayers. The ownership rights under the Contract are different in certain respects from, those described by the Internal Revenue Service in rulings in which it determined the owners were not owners of separate account assets. For example, a Contract Holder has additional flexibility in allocating premium payments and cash values. These differences could result in the Contract Holder being treated as the owner of a pro rata share of the assets of the Separate Accounts. In addition, SELIC does not know what standards will be set forth in any regulations or additional rulings which the Treasury might issue. SELIC therefore reserves the right to modify the Contract as necessary to attempt to prevent the Contract Holder from being considered the owner of a pro rata portion of the assets of the Separate Accounts or to otherwise qualify the Contract for favorable tax treatment.

      The following discussion assumes that each Contract will qualify as a life insurance contract for Federal income tax purposes.

2. Tax Treatment of Contract Benefits: SELIC believes the death benefit under the Contract should generally be excludable from the gross income of the Beneficiaries under Section 101(a)(1) of the Code.

      Many changes or transactions involving a Contract may have tax consequences, depending on the circumstances. Such changes include but are not limited to the exchange of the Contract, a change in a Contract's Face Amount, a change of ownership, the payment of a subsequent premium, a partial withdrawal from a Contract, a complete surrender of a Contract, an assignment, a Contract

      Loan, or a Contract lapse with an outstanding Contract Loan. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstance of each Contract Holder or Beneficiary. A competent tax adviser should be consulted for further information.

      Generally, the Contract Holder will not be deemed to be in constructive receipt of the Insurance Account Value including increments thereof, under the Contract until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, the Contract(s) should generally be determined on a Contract by Contract basis. (See "Multiple Contracts," below.)

      Such tax consequences further depend on whether the Contract from which the distribution is made or Contract Loan is taken is classified as a "modified endowment contract" under
      Section 7702A. However, upon a complete surrender or lapse of any Contract, if the amount received plus the amount of Indebtedness exceeds the total investment in the Contract, the excess will generally be treated as ordinary income subject to tax.

3. Modified Endowment Contracts: A Contract may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided in respect of such Contract. The premium limitation rules for determining whether a Contract is a modified endowment contract are complex. In general, a Contract will be a modified endowment contract if the accumulated premiums paid at any time during the first seven years after the Contract is established exceeds the sum of the net level premiums which would have been paid on or before such time if the future benefits provided in respect of the Contract were deemed to be paid-up after the payment of seven level annual premiums.

      In addition, if the benefits or rights associated with a Contract are "materially changed," it may cause such Contract to be treated as a modified endowment contract. The material change rules for determining whether a Contract is a modified endowment contract are also complex. In general, however, the determination of whether a Contract will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit associated with the Contract at the time of such change, the Insurance Account Value at the time of the change and the additional premiums paid in respect of the Contract during the seven years starting with the date on which the material change occurs. Moreover, a life insurance contract received in exchange for a life insurance contract classified as a modified endowment contract will also be treated as a modified endowment contract.

      (a) Distributions from Contracts Classified as Modified Endowment Contracts: Contracts classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon lapse or surrender, from such a Contract are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Insurance Account Value of the Contract immediately before the distribution over the investment in the Contract (described below) at such time. Second, loans taken from or secured by, the Insurance Account Value of such a Contract, as well as due but unpaid interest thereon, are treated as distributions from such Contract and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Contract that is included in income except where the distribution or loan is made on or after the taxpayer attains age 59 1/2, is attributable to the taxpayer's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the taxpayer's Beneficiary. Contract Holders that are not natural persons are unlikely to meet these exceptions.

            If a Contract becomes a modified endowment
            Contract after it is issued, distributions made during the Contract year in which it becomes a modified endowment Contract, distributions in any subsequent Contract year and distributions within two years before the Contract becomes a modified endowment Contract will be subject to the tax treatment described above. This means that a distribution from a Contract that is not a modified endowment Contract could later become taxable as a distribution from a modified endowment Contract.

      (b) Distributions From Contracts Not Classified as Modified Endowment Contracts: Distributions from a Contract that is not a modified endowment contract are generally treated as first recovering the investment in the Contract (described below) and then, only after the return of all such investment in the Contract, as distributing taxable income.
            An exception to this general rule may occur in the case of a decrease in the death benefit provided in respect of a Contract (possibly resulting from a partial withdrawal) or any other change that reduces benefits associated with the Contract in the first 15 years after the Contract is established and that results in a cash distribution to the Contract Holder in order for the Contract to continue complying with the
            Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Contract) under rules prescribed in Section 7702.

            Loans from, or secured by, a Contract that is not a modified endowment contract are generally not treated as distributions. Instead, such loans are generally treated as indebtedness of the Contract Holder. However, if the Service or a court were to deem the loan not 'bona fide', it is possible that the loans from the Contract may be treated as taxable distributions.

            Neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Contract that is not a modified endowment contract are subject to the 10% additional income tax. If a Contract which is not a modified endowment contract subsequently becomes a modified endowment contract, then any distribution made from the Contract within two years prior to the date of such change in status may become taxable and subject to the 10% additional income tax.

      (c) Classification of Contract: Due to the Contract's flexibility, classification of a Contract as a modified endowment contract will depend upon the circumstances of each Contract. SELIC has adopted administrative steps designed to protect a Contract Holder against the possibility that a Contract might become a modified endowment contract. SELIC believes the safeguards are adequate for most situations, but it cannot provide complete assurance that a Contract will not be classified as a modified endowment contract. At the time a Net Premium is credited which (according to SELIC's calculations) would cause a Contract to become a modified endowment contract, SELIC will notify the Contract Holder that unless a refund of the excess Premium is requested by the Contract Holder, the Contract will be a modified endowment contract. The Contract Holder will have 30 days after receiving such notification to request the refund. The excess Premium paid with 4.00% required annual interest or gain, whichever is greater, will be returned to the Contract Holder upon receipt by SELIC of the refund request. The amount to be refunded will be deducted from the Insurance Account Value in the Available Divisions and in the Fixed Fund in the same proportion as the payment was allocated.

      A Contract Holder should contact a competent tax adviser before purchasing a Contract to determine the circumstances under which a Contract would be a modified endowment contract. In addition, a Contract Holder should contact a competent tax adviser before paying any additional premiums; making any other change to, including an exchange of, a Contract; or making a change to the benefits provided under a Contract to determine whether such premium or change would cause the Contract (or the new contract in the case of an exchange) to be treated as a modified endowment contract.

4. Loan Interest: Generally, interest paid on any loan under a life insurance contract owned by an individual is not deductible. In addition, interest on any loan under a life insurance contract owned by a business taxpayer on the life of any individual who is an officer of or is financially interested in the business carried on by that taxpayer is deductible only under certain very limited circumstances. A Contract Holder should consult a competent tax adviser before deducting any loan interest.

5. Investment in a Contract: Investment in a Contract means (i) the aggregate amount of any premiums or other consideration paid in respect of a Contract, minus (ii) the aggregate amount received under the Contract which is excluded from gross income of the Contract Holder (except that the amount of any loan from, or secured by, a Contract that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from or secured by a Contract that is a modified endowment contract to the extent that such amount is included in the gross income of the Contract Holder.

6. Multiple Contracts: All modified endowment contracts that are issued by SELIC (or its affiliates) to the same Contract Holder during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income under section 72(e) of the Code. In view of this rule, in the event that a number of Contracts are established at the same time or during the same calendar year, it is important to determine how many, if any, of the Contracts will be treated as modified endowment contracts. A competent tax adviser should be consulted for further information.


7. Interest Expense on Unrelated Indebtedness: Under provisions added to the Code in 1997 applicable to insurance policies issued after June 8, 1997, if a business taxpayer owns or is the beneficiary of a Contract on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business carried on by that taxpayer and the taxpayer also has indebtedness unrelated to the Contract, no tax deduction will be allowed for that portion of the taxpayer's unrelated interest expense that is "allocable" to the Net Cash Value
      (unborrowed Insurance Account Value) of the Contract. The allocable portion of unrelated interest expense is based on the ratio of the unborrowed cash surrender values of all life insurance and annuity contracts issued to the taxpayer after June 8, 1997 to the adjusted basis of all other assets of the taxpayer. A Contract issued before June 9, 1997 will become subject to this pro rata disallowance rule if there is a material increase in the death benefit or other material change in the terms of the Contract. No business taxpayer should purchase, exchange, or increase the death benefit under a Contract on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business without specifically considering the overall tax effect that an interest in such a Contract would, or could, have.

8. Alternative Minimum Tax: There may also be an indirect tax upon the inside build-up of the Contract under the corporate alternative minimum tax.

9. Other Tax Consequences. The Contract may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Contract in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement and the suitability of this product for the arrangement.

10. Possible Changes in Taxation: As of the date of this Prospectus, the President's budget for fiscal year 1999 includes proposals that would (i) restrict even further the deductibility of policy loan interest, so that no policy loan interest would be deductible except for interest on loans under policies insuring 20 percent owners, (ii) expand the unrelated interest expense pro rata disallowance rule enacted in 1997 so that the rule would apply to all policies owned by business entities, except for policies on 20 percent owners, (iii) tax the inside buildup of variable life insurance policies whenever policy values were reallocated among investment options available under a policy, (iv) end the tax free treatment under Code section 1035 of exchanges of variable life insurance policies, and (v) decrease the policyholder's tax basis in an insurance contract by the amount of mortality and expense charges paid to the insurer over the life of the contract. Moreover, it is possible that any changes in the tax treatment of life insurance policies could be effective prior to the date of any new legislation.

11. Possible Charge for Taxes: SELIC is presently taxed as a life insurance company and does not incur federal income tax liability, or state or local tax liability, attributable to investment income or capital gains of the Separate

      Account. Based on these assumptions, no charge is currently being made to the Separate Account for federal income taxes, or state or local taxes. However, SELIC may in the future impose such a charge if (i) the tax treatment of SELIC is ultimately determined to be other than what SELIC believes it to be, (ii) there are changes made in the income tax treatment, or state or local tax treatment, of variable life insurance at the company level, or of the separate accounts, or (iii) there is a change in SELIC's status. Any such charge would be designed to cover the taxes attributable to the investment results of the Separate Accounts.


                  ADDITIONAL PROVISIONS OF THE CONTRACT

Addition, Deletion, or Substitution of Investments

SELIC reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. SELIC reserves the right to eliminate the shares of any of the Underlying Portfolios and to substitute the shares of another registered open-end investment company if the shares of an Underlying Portfolio are no longer available for investment or if, in SELIC's judgment, further investment in any Underlying Portfolio becomes inappropriate in view of the purposes of the Separate Account. SELIC will not substitute any shares attributable to a Contract Holder's interest in a Division of a Separate Account without notice to the Contract Holder and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of contracts, or from permitting a conversion between series or classes of contracts on the basis of requests made by Contract Holders.

The participation agreements pursuant to which Underlying Portfolios sell shares to the Separate Account can be terminated by the Underlying Portfolio or by SELIC under a variety of circumstances, with or without cause.

SELIC also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a new investment company, with a specified investment objective. New Divisions may be established when, in the sole discretion of SELIC, marketing needs or investment conditions warrant, and any new Division will be made available to existing Contract Holders on a basis to be determined by SELIC. SELIC may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions, if, in its sole discretion, marketing, tax, or investment conditions warrant; such changes will not occur without notice to the Contract Holder and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

In the event of a substitution or change, SELIC may, if it considers it necessary, make changes in the Contract by appropriate endorsement. SELIC will notify Contract Holders of any such changes.

If deemed by SELIC to be in the best interests of persons having voting rights under the Contracts, and to the extent any necessary SEC approvals or Contract Holder votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) de-registered under that Act in the event such registration is no longer required; or (c) combined with other separate accounts of SELIC. To the extent permitted by applicable law, SELIC may also transfer the assets of the Separate Account associated with the Contract to another separate account.

Also, subject to the approval of the New York Superintendent of Insurance, SELIC has the right to change the investment policy of any Separate Account Division. If required, the process for obtaining approval of a material change from the New York Superintendent of Insurance will be filed with the insurance supervisory official of the Governing Jurisdiction. SELIC will notify the Contract Holder if any material change of investment policy is approved.

Incontestability

SELIC must bring any legal action to contest the validity of any insurance coverage under the Contract within two years from the applicable Issue Date of the Contract, or from the effective date of any change in coverage requiring medical evidence of insurability, as applicable.

Conversion Rights

Once the Contract is issued and as long as the Contract is in force, a Contract Holder may during the first 24 months, transfer all of the Insurance Account Value into the Fixed Fund and receive fixed and guaranteed benefits under the Contract. Once this right is exercised, no transfers out of the Fixed Fund will be allowed and all Net Premiums paid after the election will be allocated to the Fixed Fund. This request must be in writing and must specifically indicate that the transfer is being made pursuant to the Conversion Right. This transfer will not be subject to any transfer limitations or charges. At the time of such transfer, there will not be any effect on the Contract's Death Benefit, Contract Loans, Face Amount, Net Amount at Risk, Issue Age or insurance class. All benefits after a conversion will be based upon the Fixed Fund.

Misstatement of Age or Sex

If the age or sex of the Insured has been misstated in the Application and the misstatement is discovered after the Insured's death, the amount of death benefit payable by SELIC will be that which the most recent mortality charges would have purchased for the correct age and sex. If the Insured is still living at the time of discovery, future amounts payable will be adjusted based upon the correct facts.

Suicide

Subject to the insurance laws of the Governing Jurisdiction, if the Insured commits suicide, while sane or insane, within two years from the date coverage becomes effective with respect to such person under the Contract, only a limited Death Benefit will be payable. In such case, the amount of the Death Benefit will be equal to the amount of the Net Premiums paid, less any partial withdrawals, and less any Contract Loans and any Contract Loan interest accrued but unpaid.

If, after the expiration of the two year period described above, the Insured commits suicide within two years from the date of receipt of any subsequent Premium that increases the amount of the Death Benefit, the amount of the Death benefit attributable to such increase will be limited to a refund of the Cost of Insurance Charges made for such increase.

Availability of Funds

Cash payments from the Contract for partial withdrawals, Contract Loans, and surrenders will usually be made within seven days after a written request is received at the Home Office of SELIC. Transfers between or among Separate Account Divisions will usually be effected on the date the transfer request is received in good order. Payment or transfers may be delayed, however, during any period that:

(1)   The New York Stock Exchange (or its successor) is closed for trading;
      or

(2)   The SEC determines that a state of emergency exists.

Payment of the portion of any amount payable from the Fixed Fund for Contract Loans, partial withdrawals or surrender, and transfers to the Separate Account Divisions may be delayed for not more than six months. If payment is deferred for 30 days or more, SELIC will pay interest on such amounts at the rate of 2.50% per year for the period of deferment.

Entire Contract

The Contract is issued in consideration of the Application and the Initial Premium. The Contract and Application, a copy of which is attached to the Contract, together with any Contract Schedules, any riders, and any other related documents constitute the entire Contract. Any waiver or change of any provision in the Contract must be in writing and signed by an officer of SELIC. Additional insurance benefits may be made available under the Contract by rider. Any such riders selected by the Contract Holder and agreed to by SELIC will be attached to and made a part of the Contract.

The failure of SELIC to enforce any provision of the Contract does not constitute and cannot be construed as a waiver of such provision or of the right to enforce it at a later time, nor does the waiver of any provision by SELIC on one or more occasions constitute nor can it be construed as a waiver for all occasions, and SELIC cannot be stopped from enforcing any provision of the Contract except as may be otherwise agreed to in writing by an officer of SELIC.

Representations in Application

SELIC deems all statements in the Application to be representations and not warranties. SELIC will not use any statement, in the absence of fraud, to void the Contract or to defend a claim for the insurance benefits under the Contract unless it is contained in the Application and a copy of the Application is attached to the Contract on the Issue Date, or unless it is contained in a related document and signed either by the Contract Holder or by the proposed Insured, and a copy of such completed document is provided to the Contract Holder on the Issue Date or on the effective date of any change requiring evidence of insurability.

Contract Application and Contract Schedules

If any information contained in the Contract, Application, Contract Schedules, or any other related documents for the Contract is inaccurate or untrue on the date the Contract is issued, the Contract Holder is required under the Contract to promptly notify SELIC and provide corrected information.

Right to Amend Contract

If any provision in the Contract is in conflict with the laws of the Governing Jurisdiction, the provision will be deemed to be amended to conform with such laws. SELIC may amend the Contract from time to time as may be required to meet the definition of "life insurance" under the Internal Revenue Code of 1986, as amended, or its regulations or published rulings.

Computation of Contract Values

A detailed statement of the method used to compute the Contract's benefits and values is filed with the insurance regulatory authority of the Governing Jurisdiction. These benefits and values are not less than those required by the laws of the Governing Jurisdiction.

Claims of Creditors

The proceeds of the Contract will be free from creditors' claims to the extent allowed by law.

Notice

Any written notice required by the Contract to be given by SELIC to the Contract Holder will be effective five days after it is mailed by first class mail or 15 days after it is mailed by third class mail (or when received, if sent by any other means) to the Contract Holder at the Contract Holder's current address as noted on the records of SELIC.

Any written notice required by the Contract to be given by the Contract Holder to SELIC will be effective when received in a form acceptable to SELIC at its Home Office. To be acceptable, a notice must be in written form, in the English language (except where applicable law requires otherwise), must include all pertinent information, and must be signed by the Contract Holder or an individual authorized to act for the Contract Holder and so designated on the records of SELIC.

Assignments

Neither the Contract nor any of the rights of the Contract Holder or Beneficiary under it may be assigned or transferred without the written permission of SELIC.

Construction

In the event of a conflict between the Contract provisions and the information contained in any Contract Schedule, the provisions of the Contract will be controlling.

Severability

In the event any provision of the Contract is declared illegal or otherwise unenforceable, it will be severed from the Contract and the remainder of the Contract will be valid and enforceable.

State Variations

Certain Contract features, including the "Free Look" provision, are subject to state variations. The Contract Holder should read his or her Contract carefully to determine whether any variations apply in the state in which the Contract is issued.


                  UNISEX REQUIREMENTS UNDER MONTANA LAW

The state of Montana generally prohibits the use of actuarial tables that distinguish between men and women in determining premiums and policy benefits for policies issued on the lives of its residents. Therefore, all Contracts offered by this Prospectus and issued for delivery in Montana will have premiums and benefits which are based on actuarial tables that do not differentiate on the basis of sex.


                           RECORDS AND REPORTS

All records and accounts relating to the Separate Account Divisions will be maintained by SELIC. Each year within 30 days after the Contract Anniversary, SELIC will mail a report to the Contract Holder. The report will show the Insurance Account Value at the beginning of the previous Contract Year and all Premiums paid since that time. It will also show the additions to, and deductions from, the Insurance Account Value during the Contract Year, and the Insurance Account Value, Death Benefit, Net Cash Value, any outstanding Contract Loan amount and accrued Contract Loan interest as of the current Contract Anniversary. The report will also include any additional information required by applicable law or regulation. SELIC also will mail the Contract Holder any other reports or documents required by applicable law or regulation.

In addition to the periodic reports, the Contract Holder may request an illustrative report showing projected Contract values. There may be a charge for providing an illustrative report. (See "Charges and Deductions -- Other Charges").


                          SALE OF THE CONTRACT

The Contract will be sold by individuals who, in addition to being licensed as life insurance agents for SELIC, are also registered representatives of Walnut Street Securities, Inc. ("Walnut Street"), the distributors of the Contract, or of broker-dealers or through banks who have entered into written sales agreements with Walnut Street. Walnut Street was incorporated under the laws of Missouri in 1984 and is an indirect subsidiary of General American Life Insurance Company. Walnut Street is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No director or officer of Walnut Street owns any interest in the Separate Account, however, the policies issued through the Separate Account may be used to fund nonqualified deferred obligations of the depositor or its affiliates subject to any regulatory requirements.

SELIC will pay writing agent compensation equal to the Commission Charge in connection with the Contract Holder's purchase of the Contract plus a maximum of 22% of Target Premium and a maximum of 5.00% of any Excess Premium.


                              VOTING RIGHTS

To the extent required by law, SELIC will vote shares of the Underlying Portfolios held in the Separate Account at regular or special shareholder meetings of the Underlying Portfolios in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the Underlying Portfolios in its own right, it may elect to do so.

The number of votes that a Contract Holder has the right to instruct will be calculated separately for each Division. Voting rights reflect the dollar value of the total number of units of each Division of the Separate Account credited to the Contract Holder at the record date rather than the number of units alone. Fractional shares will be counted. The number of votes of an Underlying Portfolio that the Contract Holder has the right to instruct will be determined as of the date established by that Underlying Portfolio for determining eligibility to vote at the meetings of the Underlying Portfolio. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Underlying Portfolio.

SELIC will vote shares as to which no timely instructions are received in proportion to the voting instructions which are received with respect to the contracts participating in that Underlying Portfolio. SELIC will also vote shares it owns that are not attributable to contracts in the same proportion.

Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Underlying Portfolio.

Disregard of Voting Instructions: SELIC may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification, or investment objective of an Underlying Portfolio, or one or more of its Series, or to approve or disapprove an investment advisory contract for an Underlying Portfolio. In addition, SELIC itself may disregard voting instructions in favor of changes proposed by a Contract Holder in the investment advisory agreement or the investment adviser of an Underlying Portfolio if SELIC reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or SELIC determines that the change would have an adverse effect on its General
Account in that the proposed investment advisory contract for an Underlying Portfolio may result in overly speculative or unsound investments. In the event SELIC does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Contract Holders.


                     STATE REGULATION OF THE COMPANY

SELIC, a stock life insurance company organized under the laws of New York, is subject to regulation by the New York Department of Insurance. An annual statement is filed with the Superintendent of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of SELIC as of December 31 of the preceding year. Periodically, the Superintendent of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, SELIC is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                                                     MANAGEMENT OF THE COMPANY

                                             BOARD OF DIRECTORS AND PRINCIPAL OFFICERS

Name                                  Principal Occupation(s) During Past Five Years
Willard N. Archie                     SELIC Director; Chief Executive Officer, Mitchell, Titus & Company (CPA management
Chief Executive Officer               consulting firm).  Prior to January 1998, Vice Chairman, Mitchell, Titus & Company. Prior
Mitchell, Titus & Company             to January 1996, Managing Partner, Mitchell, Titus & Company.
One Battery Park Plaza
New York, NY  10004-1461

Carson E. Beadle,                     SELIC Director; Consultant, Carson E. Beadle, Inc. (consulting). Prior to April 1998,
Consultant                            Managing Director, William M. Mercer Inc. (actuarial, employee benefits, compensation and
Carson E. Beadle, Inc.                human resources management consulting firm)
750 Park Avenue, Apt. 14E
New York, NY  10021

James R. Elsesser                     SELIC Director; Vice President and Chief Financial Officer, Ralston Purina Company (pet food,
Vice President & CFO                  batteries, and bread business).
Ralston Purina Company
Checkerboard Square
St. Louis, MO  63164

Stanley Goldstein                     SELIC Director; Partner, Goldstein, Golub, Kessler & Company (accounting services).
Goldstein, Golub, Kessler & Co.
1185 Sixth Avenue
New York, NY  10036

David D. Holbrook                     SELIC Director; J&H, Marsh & McLennan. Prior to May 1997, Chairman, Marsh & McLennan, Inc.
J&H, Marsh & McLennan, Inc.           (insurance and reinsurance brokers, consulting and investment management).
1166 Avenue of the Americas
New York, NY  10036

                                    -67-

Richard A. Liddy                      SELIC Director; Chairman of the Board; President and Chief Executive Officer, General
Chairman, President and CEO           American Life Insurance Co. (life insurance).
General American Life Insurance Co.
700 Market Street
St. Louis, MO  63101

Leonard M. Rubenstein,                SELIC Director; Chairman, Chief  Executive Officer and Chief Investment Officer - Conning
Chairman, CEO and CIO Conning Asset   Asset Management Company (investments). Prior to January 1998, Executive Vice President -
Management Company                    Investments, General American Life Insurance Co. (life insurance).
700 Market Street
St. Louis, MO  63101

William C. Thater                     SELIC Director and President; Prior to June 1993, Vice President - Individual
President                             Life, General American Life Insurance Co. (life insurance).
Security Equity Life Insurance Co.
84 Business Park Drive, Suite #303
Armonk, NY  10504

H. Edwin Trusheim                     SELIC Director; Retired Chairman, General American Life Insurance Co. (life insurance).
General American Life Insurance Co.
700 Market Street
St. Louis, MO  63101

Virginia V. Weldon, M.D.              SELIC Director; Prior to March 1998, Senior Vice President, Monsanto Company (chemicals
242 Carlyle Lake                      diversified industry, pharmaceuticals, life science products, and food ingredients business).
St. Louis, MO  63141

Ted C. Wetterau                       SELIC Director; Chairman and Chief Executive Officer, Wetterau &
Chairman and CEO                      Associates, Inc. (retail and wholesale grocery, manufacturing business).
Wetterau Associates
8112 Maryland Avenue, Suite 250

St. Louis, MO   63105

                                    -68-

Ben H. Wolzenski,                     SELIC Director; Executive Vice President, General American Life Insurance Co. (life
Executive Vice President -            insurance).
Individual
General American Life Insurance Co.
13045 Tesson Ferry Road
St. Louis, MO 63128

A. Greig Woodring                     SELIC Director; CEO & President, Reinsurance Group of American, Inc. (reinsurace). Prior
CEO & President                       Executive Vice President - Reinsurance, Genreal American Life Ins. Co.
Reinsurance Group of America, Inc.
660 Mason Ridge Center, Dr.,
Suite 300
St. Louis, MO 63141


                              LEGAL MATTERS

Legal advice relating to certain matters under the federal securities laws has been provided by Matthew P. McCauley, General Counsel, SELIC.


                            LEGAL PROCEEDINGS

Neither SELIC nor the Separate Account is involved in any material legal proceedings.


                                 EXPERTS

The audited financial statements of Security Equity Life Insurance Company and the Separate Account have been included in this Prospectus in reliance on the reports of KPMG Peat Marwick LLP, independent certified public accountants, and on the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this prospectus have been examined by Ralph A. Gorter of Security Equity Life Insurance Company, whose opinion is filed as an exhibit to the registration statement for the Contracts.


                         ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Contracts. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, SELIC and the Contracts. Statements contained in this Prospectus as to the contents of the Contract and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.


                          FINANCIAL STATEMENTS

The financial statements of SELIC which are included in this Prospectus should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of SELIC to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                   APPENDIX A -- UNDERLYING PORTFOLIOS

The Available Division of the Separate Account invests in shares or units of an Underlying Portfolio from the following open-end, management investment companies:


Evergreen Variable Trust
      Evergreen VA Fund
      Evergreen VA Foundation Fund
      Evergreen VA Growth and Income Fund

Frank Russell Investment Management Company
      Aggressive Equity Fund
      Core Bond Fund
      Multi-Style Equity Fund
      Non-U.S. Fund

General American Capital Company
      Money Market Fund


Life & Annuity Trust
      Asset Allocation Portfolio
      U.S. Government Allocation Portfolio



Variable Insurance Products Fund
      Equity-Income Portfolio
      Growth Portfolio
      High Income Portfolio
      Overseas Portfolio

Variable Insurance Product Funds II
      Asset Manager Portfolio
      Index 500 Portfolio
      Investment Grade Bond Portfolio

Each Underlying Portfolio operates as a separate investment vehicle, and the income or losses of one Underlying Portfolio has no effect on the investment performance of any other Underlying Portfolio.

This Prospectus must be accompanied by a current prospectus for each Underlying Portfolio listed.

The prospectus for each Underlying Portfolio includes information regarding the investment advisory fee and operating expenses of the Underlying Portfolio, which are reflected in the value of the Accumulation Units of the Division of the Separate Account that invests in such Underlying Portfolio. The prospectus for each Underlying Portfolio also includes investment strategies, objectives and investment advisor.

                      APPENDIX B -- CONTRACT RIDERS


                      Joint and Last Survivor Rider
                      -----------------------------

The Joint and Last Survivor Rider modifies the Contract to provide insurance coverage on the lives of two Insureds. The rider will be subject to all terms in the Contract, and the addition of the rider will not change any mechanics of the Contract, except as modified in the Contract and highlighted below. Some of the discussions in the Prospectus applicable to the Contract apply differently to a Contract to which a Joint and Last Survivor Rider has been added. Set out below are the modifications to designated sections of the Prospectus in the event that a Joint and Last Survivor Rider is added to the Contract. Except as noted below, the discussions in the Prospectus referencing a single Insured can be read as though the single Insured was two Insureds under a Contract with a Joint and Last Survivor Rider.

Definitions
-----------

The following definitions apply to a Contract with a Joint and Last Survivor
Rider:

First Insured:  The first person of the two Insureds to die.

Insured: A person whose life is insured under the terms of the Contract. There are two Insureds under the Contract. Both Insureds are shown in the Contract.

Joint and Last Survivor Rider: A rider added attached to the Contract described in this Prospectus, which will amend the Contract to pay a Death Benefit after the death of Last Insured.

Last Insured:  The last person of the two Insureds to die.

The following are the major differences between a Contract with a Joint and Last Survivor Rider added, and a Contract without this rider.

      1. All conditions of eligibility of a prospective Insured will be applied to both Insureds in order for a Contract with a Joint and Last Survivor Rider to be issued. (See "The Contract -- Availability of Insurance Coverage").

      2. Death Benefits will be paid on a Temporary Insurance Coverage basis only if both Insureds meet SELIC's usual and customary underwriting standards for the applied for coverage. (See "The Contract -- Availability of Insurance Coverage").

      3. All Contracts that are issued with a Joint and Last Survivor Rider attached will require medical evidence of insurability. (See "The Contract -- Evidence of Insurability").

      4. All Contracts that are issued with a Joint and Last Survivor Rider attached will pay a Death Benefit only on the death of the Last Insured. No Death Benefit will be paid on the death of the First Insured. (See "The Contract -- Death Benefits Under the Contract").

      5. No change in Death Benefit Option or Face Amount will be effective if the Last Insured dies before the change is effective. (See "The Contract -- Death Benefit Options" and "The Contract -- Death Benefits Under the Contract").

      6. In general, a Contract with a Joint and Last Survivor Rider will have a lower Target Premium than a Contract issued on a single Insured with the same Total Insurance Coverage. This will result in lower Commission Charges for a Contract with the same Total Insurance Coverage. (See "Charges and Deductions -- Premium Load").

      7. A deduction for SELIC's cost of insurance protection is made on each Monthiversary and in general will be based upon the sex and smoker status of the two Insureds. The Joint and Last Survivor cost of insurance rates will be blended rates based upon the Issue Ages of the Insureds, the number of completed Contract Years, as well as the sex and smoker status of the Insureds. The cost of insurance rates may also vary by any special insurance class charges.

            The guaranteed cost of insurance rates will not be greater than the guaranteed maximum cost of insurance rates set forth in the Contract. These rates, as well as the rates used to calculate the Minimum Death Benefit and limitations on Premiums payable under the Contract, are based on the 1980 Commissioners Standard Ordinary Tables, Age Nearest Birthday, that correspond to the applicable ages, sex and smoker status of the Insureds. Current cost of insurance rates may be lower.

            Since a benefit is paid only in the event that both Insureds have died, Cost of Insurance Charges for Contracts with a Joint and Last Survivor Rider attached will generally be lower than the charges for a comparable single life Contract. (See "Charges and Deductions -- Cost of Insurance Charge").

      8. The calculation of the Minimum Death Benefit and any limitations on Premiums will reflect the fact that no Death Benefit will be paid until the death of the Last Insured. Assuming the same amount of requested Insurance Coverage, any limitations on Premiums payable under the Contract will be lower than those based upon a single life, while the Minimum Death Benefits will be higher than those based upon a single life. (See "The Contract -- Death Benefits Under the Contract").

      9. The Underwriting Charge for Contracts issued with a Joint and Last Survivor Rider attached will be equal to the sum of a flat fee and a charge per $1,000 of Total Insurance Coverage, subject to a maximum charge. This charge is determined separately for each Insured. The charges for each Insured are added together to obtain the total charge for the Contact. This charge is deducted on each Monthiversary for the first 12 Contract Months. The flat fee, charge per $1,000, and maximum charge are shown in the table below.

                                                       Per $1,000 of           Maximum Total
                                 Flat Fee             Total Insurance     Underwriting Charge Per
            Issue Age            Per Month           Coverage Per Month      Insured Per Month
             20 - 45               $4.17                  $.00833                 $37.50
             46 - 60               $4.17                  $.01250                 $54.17
             61 - 85               $4.17                  $.01667                 $54.17

            If there is a Contract change after issue which requires medical underwriting, SELIC will deduct on the Monthiversary following the underwriting an amount per Insured equal to $100, plus the per thousand charge above multiplied by 12, multiplied by the increase in the Net Amount at Risk to which the underwriting relates, subject to the maximum charge shown above. (See "Charges and Deductions -- Underwriting Charges").

            SELIC may, in its sole discretion, reduce or waive the Underwriting Charge in connection with the purchase of Contracts sold by licensed agents of SELIC that are also registered representatives of selected broker-dealers or through banks that have entered into written sales agreements with Walnut Street. Any reduction in or waiver of the Underwriting Charge will be reflected in the Contract.

      10. The Maturity Date of Contracts issued with a Joint and Last Survivor Rider attached will be when the younger of the two Insureds reaches the attained age of 100. (See "Termination -- Maturity Date").

      11. For a Contract issued with a Joint and Last Survivor Rider attached to be reinstated, both Insureds must be alive on the date of reinstatement. (See "Termination -- Reinstatement of a Contract Terminated for Insufficient Value").

      12. A limited Death Benefit will be paid on a Contract issued with a Joint and Last Survivor Rider if either Insured commits suicide within two years from the date coverage becomes effective or within two years from the date of receipt of a Subsequent Premium payment which increases the Death Benefit. (See "Additional Provisions of the Contract -- Suicide").

                    Supplemental Term Insurance Rider
                    ---------------------------------

A Contract Holder may elect to add a Supplemental Term Insurance Rider to the Contract at the time of the Application. The Supplemental Term Insurance Rider increases the Total Insurance Amount under the Contract. The addition of this Rider will allow SELIC to deduct additional monthly charges from the Insurance Account Value of the Contract.

This rider may be added to a single life Contract, or a Contract to which a Joint and Last Survivor Rider has been attached.

Set out below are additional definitions and other modifications applicable when a Supplemental Term Rider is added to a Contract.

Definitions
-----------

The following definitions apply to a Contract with a Supplemental Term Insurance Rider:

Date of Death Upon Which Death Benefit becomes Payable: The date of death of the Insured, for a single life Contract, or the Last Insured for a Contract to which a Joint and Last Survivor Rider has been added.

Rider Death Benefit: Is the amount of Supplemental Term Insurance Coverage under the Rider.

Supplemental Term Insurance Rider: A rider added to the Contract described in this Prospectus, which will increase the Total Insurance Amount under the Contract.

Supplemental Term Insurance Benefit

The Supplemental Term Insurance Rider provides term insurance coverage (the Rider Death Benefit) that is in addition to insurance coverage provided under the Contract. SELIC will pay the Rider Death Benefit to the beneficiary if the Date of Death Upon Which Death Benefit becomes Payable occurs while the rider is in force. SELIC must receive proof that such death occurred before the Rider Expiry Date in the Contract, or the termination of the coverage provided by the Supplemental Term Insurance Rider, if earlier, as specified in the rider and the Contract.

The Contract Holder may, subject to the approval of the Company, change the Supplemental Term Insurance Amount. The Contract Holder must request any change not specified in the Contract by notifying SELIC in writing. Evidence of Insurability will be required for any change that increases the Supplemental Term Insurance Amount. If SELIC approves the change, it will take effect on the next Monthiversary which is at least 30 days after all the required information has been provided to SELIC. The Contract will be amended to reflect any such change in the Supplemental Term Insurance Amount. No change will be effective if the Date Upon Which Death Benefit becomes Payable is before the date of the change.

Monthly Charges For Supplemental Term Insurance Amounts - Cost of Insurance Charges

Charges for the Supplemental Term Insurance Rider, which consist of monthly Cost of Insurance Charges for the Rider Death Benefit, are deducted from the Insurance Account Value on each Monthiversary. The charges are determined by multiplying the rider Net Amount At Risk by the current monthly Cost of Insurance Rate for the rider.

The rider Net Amount at Risk on any Monthiversary is equal to:

      (a) The Supplemental Term Insurance Amount discounted to such Monthiversary at the rate specified in the Basis of Computation Specified in the Contract; less

      (b) The excess, if any, of the Insurance Account Value on such Monthiversary over the Death Benefit for the Contract discounted to such Monthiversary at the rate specified in the Basis of Computations Specified in the Contract.

The cost of insurance rates for the Supplemental Term Insurance Rider will be equal to the current cost of insurance rates for the Face Amount under Contract. On each Monthiversary on which the Supplemental Term Insurance Rider is in force, the Cost of Insurance for the Supplemental Term Insurance Rider will be added to the Monthly Charges deducted from the Insurance Account Value.

Termination of the Supplemental Term Insurance Rider

The Supplemental Term Insurance Rider may be terminated as of any Monthiversary following a written request to the Company. The Supplemental Term Insurance Rider will terminate automatically when any of the following events occur:

      (a)   The lapse of the Contract;

      (b)   The surrender of the Contract;

      (c)   The Maturity Date of the Contract;

      (d)   The Date of Death Upon Which Death Benefits become Payable; or

      (e)   The Rider Expiry Date.

Reinstatement of Supplemental Term Insurance Rider

If the Supplemental Term Insurance Rider terminates, it may be reinstated within five years of the earlier of the Contact termination or rider termination provided that:

      (a)   If the Contract has terminated, it is also being reinstated;

      (b)   Satisfactory evidence of insurability is provided to SELIC; and

      (c) Any charges due under the rider are paid as of the date of the Reinstatement.

The charges due will be equal to the amount of the charges for the rider due and unpaid at the time that the rider terminated, plus three times the charges for the rider due at the time of Reinstatement.

In order for the rider to be reinstated, the same number of Insureds under the Contract must be alive as were alive when the rider terminated.

Additional Provisions of the Rider - Incontestability

In order for SELIC to contest the validity of any coverage provided by the Supplemental Term Insurance Rider, legal action must be commenced within two years from the rider effective date or from the effective date of any change in rider coverage requiring evidence of insurability, including Reinstatement of Coverage.

Additional Provisions of the Rider - Suicide

If the Supplemental Term Insurance Rider is attached to a single life Contract and the Insured dies by suicide, while sane or insane, within two years from the rider Effective Date, the death benefit payable will be limited to the sum of the Cost of Insurance Charges for the rider.

If this rider is attached to a Contract, to which a Joint and Last Survivor Rider has been added, and either Insured dies by suicide, while sane or insane, within two years from the rider Effective Date, the Death Benefit payable will be limited to the sum of the Cost of Insurance Charges for the rider.

The following are major modifications to a Contract when a Supplemental Term Insurance Rider is added:

      (1) Coverage provided by the Supplemental Term Insurance Rider is not taken into account in determining the amount of Target
            Premium: accordingly there may be no additional Premium Load associated with this coverage. (See "The Contracts --
            Premiums").

      (2) In the event that a partial withdrawal results in a decrease in the Face Amount, which would cause the Face Amount to be less than the Minimum Face Amount of a Contract, the Supplemental Term Insurance Amount will be decreased by the amount of the excess of the withdrawal over the decreased Face Amount. (See "The Contract -- Surrender and Partial Withdrawals").

      (3) The Supplemental Term Insurance Amount will be included in Total Insurance Coverage in determining whether the Minimum Death Benefit applies, and is not included in Death Benefit proceeds when the Death Benefit payable under the Contract is equal to the Minimum Death Benefit.

              APPENDIX  C -- ILLUSTRATIONS OF DEATH BENEFITS
                     AND NET INSURANCE ACCOUNT VALUE


The following illustrations show hypothetically how the Insurance Account Value and Death Benefit of a Contract change with the investment experience of the Available Divisions of the Separate Account. The illustrations show how the Insurance Account Value and Death Benefit of a Contract issued to an Insured of a given Issue Age and at a given Premium would vary over time if the investment return on the assets held in each Available Division of the Separate Account were an assumed uniform, gross, after-tax annual rate of 0%, 6% or 12%. The hypothetical rates of return are illustrative only and should not be deemed a representation of past or future investment performance. The illustrations illustrate a Contract issued to a Male, Issue Age 45 in a nonsmoker rate class assuming Medical Underwriting. The values would be different from those shown if the gross annual investment rates of return averaged 0%, 6% or 12% over a period of years, but fluctuated above and below those averages for individual Contract Years. The actual values will depend upon various factors, including age, sex, smoking status, and underwriting status of the Insured.

The Insurance Account Value column under the "Guaranteed" heading shows the accumulated value of the Net Premiums paid at the assumed rate of return, reflecting deduction of the maximum mortality and expense risk charge, the maximum monthly administrative charges, and monthly charges for the cost of insurance based on the maximum values allowed under the 1980 Commissioners Standard Ordinary Mortality Table. The Insurance Account Value column under the "Current" heading shows the accumulated value of the Net Premiums at the assumed rate of return, reflecting deduction of the current mortality and expense risk charge, the current monthly administrative charges, and monthly charges for the cost of insurance at their current level, which is less than or equal to that allowed by the 1980 Commissioners Standard Ordinary Mortality Table. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between illustrations depending upon whether Death Benefit Option 1, Option 2, or Option 3 is illustrated.


The amounts shown for the Insurance Account Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division due to the advisory fee (.44% of aggregate average daily net assets is assumed) and operating expenses of the Underlying Portfolio (which are assumed to be .36%). After deduction for these amounts and the mortality and expense basis the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.15%, 4.85%, and 10.85%, respectively, on a current basis, and -1.30%, 4.70%, and 10.70%, respectively, on a guaranteed basis. The average advisory fee and fund expense reflects any voluntary expense reimbursement arrangements between the various underlying funds and their investment advisors. The investment advisors could terminate these arrangements at any time. If any of these arrangements are terminated, the above net annual rates of return would be reduced. The actual investment advisory fee applicable to each Division is shown in the respective prospectuses for each Underlying Portfolio. These Prospectuses for the Funds should also be consulted for details about the nature and extent of expenses for each Underlying Portfolio.


The hypothetical values shown in the illustrations do not reflect any charges for federal income taxes against the Separate Account, since Security Equity Life Insurance Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the Available Divisions would have to exceed 0%, 6% and 12% by an amount sufficient to cover the charges in order to produce the Death Benefit and Insurance Account Value illustration. (See "Federal Tax Matters").

The illustrations illustrate the Contract values that would result based upon the investment rates of return if Premiums are paid as indicated, if all Net Premiums are allocated evenly among Available Divisions, and if no Contract Loans have been made. The illustrations are also based on the assumptions that the Contract Holder has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

Upon request, Security Equity Life Insurance Company will provide a comparable illustration based upon the proposed Insured's Issue Age, sex and underwriting class, the Face Amount and Premium pattern requested, and any available riders requested.

                                         SECURITY EQUITY LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                                 Male Nonsmoker Age 45

Death Benefit Option: Option 1. Level                                                          Annual Premium: $1,948


========================================================================================================================
                                                                        For Separate Account 13
                                                             Hypothetical Gross Annual Rate of Return @ 0%
------------------------------------------------------------------------------------------------------------------------
                                                         Current                                 Guaranteed
                                                     (-1.15% Net)<F*>                         (-1.30% Net)<F**>
------------------------------------------------------------------------------------------------------------------------
                   Premium                 Insurance       Net                      Insurance        Net
                    Accum.       Annual     Account       Cash          Death        Account        Cash         Death
Year        Age      @5%        Premium     Value         Value        Benefit        Value         Value        Benefit
------------------------------------------------------------------------------------------------------------------------
  1         46       2,045       1,948       1,071         1,071       100,000           768           768       100,000
------------------------------------------------------------------------------------------------------------------------
  2         47       4,193       1,948       2,583         2,583       100,000         1,988         1,988       100,000
------------------------------------------------------------------------------------------------------------------------
  3         48       6,448       1,948       4,046         4,046       100,000         3,168         3,168       100,000
------------------------------------------------------------------------------------------------------------------------
  4         49       8,816       1,948       5,470         5,470       100,000         4,308         4,308       100,000
------------------------------------------------------------------------------------------------------------------------
  5         50      11,302       1,948       6,860         6,860       100,000         5,405         5,405       100,000
------------------------------------------------------------------------------------------------------------------------
  6         51      13,913       1,948       8,218         8,218       100,000         6,458         6,458       100,000
------------------------------------------------------------------------------------------------------------------------
  7         52      16,654       1,948       9,544         9,544       100,000         7,463         7,463       100,000
------------------------------------------------------------------------------------------------------------------------
  8         53      19,532       1,948      10,841        10,841       100,000         8,413         8,413       100,000
------------------------------------------------------------------------------------------------------------------------
  9         54      22,554       1,948      12,113        12,113       100,000         9,305         9,305       100,000
------------------------------------------------------------------------------------------------------------------------
 10         55      25,727       1,948      13,343        13,343       100,000        10,132        10,132       100,000
------------------------------------------------------------------------------------------------------------------------
 11         56      29,059       1,948      14,593        14,593       100,000        10,929        10,929       100,000
------------------------------------------------------------------------------------------------------------------------
 12         57      32,557       1,948      15,805        15,805       100,000        11,650        11,650       100,000
------------------------------------------------------------------------------------------------------------------------
 13         58      36,230       1,948      16,977        16,977       100,000        12,293        12,293       100,000
------------------------------------------------------------------------------------------------------------------------
 14         59      40,087       1,948      18,098        18,098       100,000        12,853        12,853       100,000
------------------------------------------------------------------------------------------------------------------------
 15         60      44,137       1,948      19,164        19,164       100,000        13,320        13,320       100,000
------------------------------------------------------------------------------------------------------------------------
 16         61      48,389       1,948      20,240        20,240       100,000        13,765        13,765       100,000
------------------------------------------------------------------------------------------------------------------------
 17         62      52,854       1,948      21,249        21,249       100,000        14,097        14,097       100,000
------------------------------------------------------------------------------------------------------------------------
 18         63      57,542       1,948      22,194        22,194       100,000        14,304        14,304       100,000
------------------------------------------------------------------------------------------------------------------------
 19         64      62,464       1,948      23,075        23,075       100,000        14,366        14,366       100,000
------------------------------------------------------------------------------------------------------------------------
 20         65      67,633       1,948      23,895        23,895       100,000        14,264        14,264       100,000
------------------------------------------------------------------------------------------------------------------------
 25         70      97,621       1,948      26,802        26,802       100,000        10,616        10,616       100,000
------------------------------------------------------------------------------------------------------------------------
 30         75     135,894       1,948      26,950        26,950       100,000         <F***>        <F***>        <F***>
========================================================================================================================

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                         SECURITY EQUITY LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                                 Male Nonsmoker Age 45

Death Benefit Option: Option 1. Level                                                          Annual Premium: $1,948


========================================================================================================================
                                                                        For Separate Account 13
                                                             Hypothetical Gross Annual Rate of Return @ 6%
------------------------------------------------------------------------------------------------------------------------
                                                                                                 Guaranteed
                                                     (4.85% Net)<F*>                          (4.70% Net)<F**>
------------------------------------------------------------------------------------------------------------------------
                   Premium                 Insurance       Net                      Insurance        Net
                    Accum.       Annual     Account       Cash          Death        Account        Cash         Death
Year        Age      @5%        Premium     Value         Value        Benefit        Value         Value        Benefit
------------------------------------------------------------------------------------------------------------------------
  1         46       2,045       1,948       1,139         1,139       100,000           827           827       100,000
------------------------------------------------------------------------------------------------------------------------
  2         47       4,193       1,948       2,816         2,816       100,000         2,183         2,183       100,000
------------------------------------------------------------------------------------------------------------------------
  3         48       6,448       1,948       4,541         4,541       100,000         3,579         3,579       100,000
------------------------------------------------------------------------------------------------------------------------
  4         49       8,816       1,948       6,328         6,328       100,000         5,017         5,017       100,000
------------------------------------------------------------------------------------------------------------------------
  5         50      11,302       1,948       8,185         8,185       100,000         6,495         6,495       100,000
------------------------------------------------------------------------------------------------------------------------
  6         51      13,913       1,948      10,115        10,115       100,000         8,014         8,014       100,000
------------------------------------------------------------------------------------------------------------------------
  7         52      16,654       1,948      12,126        12,126       100,000         9,571         9,571       100,000
------------------------------------------------------------------------------------------------------------------------
  8         53      19,532       1,948      14,221        14,221       100,000        11,164        11,164       100,000
------------------------------------------------------------------------------------------------------------------------
  9         54      22,554       1,948      16,410        16,410       100,000        12,791        12,791       100,000
------------------------------------------------------------------------------------------------------------------------
 10         55      25,727       1,948      18,681        18,681       100,000        14,446        14,446       100,000
------------------------------------------------------------------------------------------------------------------------
 11         56      29,059       1,948      21,102        21,102       100,000        16,170        16,170       100,000
------------------------------------------------------------------------------------------------------------------------
 12         57      32,557       1,948      23,623        23,623       100,000        17,920        17,920       100,000
------------------------------------------------------------------------------------------------------------------------
 13         58      36,230       1,948      26,248        26,248       100,000        19,698        19,698       100,000
------------------------------------------------------------------------------------------------------------------------
 14         59      40,087       1,948      28,972        28,972       100,000        21,501        21,501       100,000
------------------------------------------------------------------------------------------------------------------------
 15         60      44,137       1,948      31,799        31,799       100,000        23,325        23,325       100,000
------------------------------------------------------------------------------------------------------------------------
 16         61      48,389       1,948      34,808        34,808       100,000        25,248        25,248       100,000
------------------------------------------------------------------------------------------------------------------------
 17         62      52,854       1,948      37,931        37,931       100,000        27,189        27,189       100,000
------------------------------------------------------------------------------------------------------------------------
 18         63      57,542       1,948      41,179        41,179       100,000        29,141        29,141       100,000
------------------------------------------------------------------------------------------------------------------------
 19         64      62,464       1,948      44,564        44,564       100,000        31,095        31,095       100,000
------------------------------------------------------------------------------------------------------------------------
 20         65      67,633       1,948      48,100        48,100       100,000        33,042        33,042       100,000
------------------------------------------------------------------------------------------------------------------------
 25         70      97,621       1,948      68,299        68,299       107,912        42,508        42,508       100,000
------------------------------------------------------------------------------------------------------------------------
 30         75     135,894       1,948      92,466        92,466       132,226        50,586        50,586       100,000
========================================================================================================================

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                         SECURITY EQUITY LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                                 Male Nonsmoker Age 45

Death Benefit Option: Option 1. Level                                                          Annual Premium: $1,948


========================================================================================================================
                                                                        For Separate Account 13
                                                             Hypothetical Gross Annual Rate of Return @ 12%
------------------------------------------------------------------------------------------------------------------------
                                                        Current                                  Guaranteed
                                                     (10.85% Net)<F*>                          (10.70% Net)<F**>
------------------------------------------------------------------------------------------------------------------------
                   Premium                 Insurance       Net                      Insurance        Net
                    Accum.       Annual     Account       Cash          Death        Account        Cash         Death
Year        Age      @5%        Premium     Value         Value        Benefit        Value         Value        Benefit
------------------------------------------------------------------------------------------------------------------------
  1         46       2,045       1,948       1,208         1,208       100,000           886           886       100,000
------------------------------------------------------------------------------------------------------------------------
  2         47       4,193       1,948       3,057         3,057       100,000         2,386         2,386       100,000
------------------------------------------------------------------------------------------------------------------------
  3         48       6,448       1,948       5,074         5,074       100,000         4,023         4,023       100,000
------------------------------------------------------------------------------------------------------------------------
  4         49       8,816       1,948       7,288         7,288       100,000         5,811         5,811       100,000
------------------------------------------------------------------------------------------------------------------------
  5         50      11,302       1,948       9,725         9,725       100,000         7,765         7,765       100,000
------------------------------------------------------------------------------------------------------------------------
  6         51      13,913       1,948      12,412        12,412       100,000         9,902         9,902       100,000
------------------------------------------------------------------------------------------------------------------------
  7         52      16,654       1,948      15,379        15,379       100,000        12,239        12,239       100,000
------------------------------------------------------------------------------------------------------------------------
  8         53      19,532       1,948      18,657        18,657       100,000        14,792        14,792       100,000
------------------------------------------------------------------------------------------------------------------------
  9         54      22,554       1,948      22,288        22,288       100,000        17,586        17,586       100,000
------------------------------------------------------------------------------------------------------------------------
 10         55      25,727       1,948      26,295        26,295       100,000        20,642        20,642       100,000
------------------------------------------------------------------------------------------------------------------------
 11         56      29,059       1,948      30,785        30,785       100,000        24,034        24,034       100,000
------------------------------------------------------------------------------------------------------------------------
 12         57      32,557       1,948      35,755        35,755       100,000        27,754        27,754       100,000
------------------------------------------------------------------------------------------------------------------------
 13         58      36,230       1,948      41,260        41,260       100,000        31,845        31,845       100,000
------------------------------------------------------------------------------------------------------------------------
 14         59      40,087       1,948      47,355        47,355       100,000        36,352        36,352       100,000
------------------------------------------------------------------------------------------------------------------------
 15         60      44,137       1,948      54,086        54,086       110,335        41,326        41,326       100,000
------------------------------------------------------------------------------------------------------------------------
 16         61      48,389       1,948      61,564        61,564       122,513        46,914        46,914       100,000
------------------------------------------------------------------------------------------------------------------------
 17         62      52,854       1,948      69,782        69,782       134,679        53,107        53,107       102,497
------------------------------------------------------------------------------------------------------------------------
 18         63      57,542       1,948      78,809        78,809       148,161        59,875        59,875       112,564
------------------------------------------------------------------------------------------------------------------------
 19         64      62,464       1,948      88,728        88,728       162,372        67,222        67,222       123,016
------------------------------------------------------------------------------------------------------------------------
 20         65      67,633       1,948      99,623        99,623       178,324        75,177        75,177       134,568
------------------------------------------------------------------------------------------------------------------------
 25         70      97,621       1,948     172,246       172,246       272,149       125,897       125,897       198,917
------------------------------------------------------------------------------------------------------------------------
 30         75     135,894       1,948     286,898       286,898       410,264       199,437       199,437       285,195
========================================================================================================================

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                         SECURITY EQUITY LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                                 Male Nonsmoker Age 45

Death Benefit Option: Option 2. Return of Account Value                                        Annual Premium: $1,948


========================================================================================================================
                                                                        For Separate Account 13
                                                             Hypothetical Gross Annual Rate of Return @ 0%
------------------------------------------------------------------------------------------------------------------------
                                                        Current                                  Guaranteed
                                                     (-1.15% Net)<F*>                          (-1.30% Net)<F**>
------------------------------------------------------------------------------------------------------------------------
                   Premium                 Insurance       Net                      Insurance        Net
                    Accum.       Annual     Account       Cash          Death        Account        Cash         Death
Year        Age      @5%        Premium     Value         Value        Benefit        Value         Value        Benefit
------------------------------------------------------------------------------------------------------------------------
  1         46       2,045       1,948       1,070         1,070       101,070           765           765       100,765
------------------------------------------------------------------------------------------------------------------------
  2         47       4,193       1,948       2,580         2,580       102,580         1,977         1,977       101,977
------------------------------------------------------------------------------------------------------------------------
  3         48       6,448       1,948       4,037         4,037       104,037         3,144         3,144       103,144
------------------------------------------------------------------------------------------------------------------------
  4         49       8,816       1,948       5,452         5,452       105,452         4,265         4,265       104,265
------------------------------------------------------------------------------------------------------------------------
  5         50      11,302       1,948       6,830         6,830       106,830         5,337         5,337       105,337
------------------------------------------------------------------------------------------------------------------------
  6         51      13,913       1,948       8,171         8,171       108,171         6,358         6,358       106,358
------------------------------------------------------------------------------------------------------------------------
  7         52      16,654       1,948       9,476         9,476       109,476         7,322         7,322       107,322
------------------------------------------------------------------------------------------------------------------------
  8         53      19,532       1,948      10,747        10,747       110,747         8,223         8,223       108,223
------------------------------------------------------------------------------------------------------------------------
  9         54      22,554       1,948      11,988        11,988       111,988         9,055         9,055       109,055
------------------------------------------------------------------------------------------------------------------------
 10         55      25,727       1,948      13,181        13,181       113,181         9,811         9,811       109,811
------------------------------------------------------------------------------------------------------------------------
 11         56      29,059       1,948      14,387        14,387       114,387        10,523        10,523       110,523
------------------------------------------------------------------------------------------------------------------------
 12         57      32,557       1,948      15,547        15,547       115,547        11,145        11,145       111,145
------------------------------------------------------------------------------------------------------------------------
 13         58      36,230       1,948      16,659        16,659       116,659        11,673        11,673       111,673
------------------------------------------------------------------------------------------------------------------------
 14         59      40,087       1,948      17,706        17,706       117,706        12,101        12,101       112,101
------------------------------------------------------------------------------------------------------------------------
 15         60      44,137       1,948      18,683        18,683       118,683        12,419        12,419       112,419
------------------------------------------------------------------------------------------------------------------------
 16         61      48,389       1,948      19,650        19,650       119,650        12,693        12,693       112,693
------------------------------------------------------------------------------------------------------------------------
 17         62      52,854       1,948      20,528        20,528       120,528        12,832        12,832       112,832
------------------------------------------------------------------------------------------------------------------------
 18         63      57,542       1,948      21,320        21,320       121,320        12,822        12,822       112,822
------------------------------------------------------------------------------------------------------------------------
 19         64      62,464       1,948      22,026        22,026       122,026        12,642        12,642       112,642
------------------------------------------------------------------------------------------------------------------------
 20         65      67,633       1,948      22,648        22,648       122,648        12,272        12,272       112,272
------------------------------------------------------------------------------------------------------------------------
 25         70      97,621       1,948      24,086        24,086       124,086         6,996         6,996       106,996
------------------------------------------------------------------------------------------------------------------------
 30         75     135,894       1,948      21,707        21,707       121,707         <F***>        <F***>        <F***>
========================================================================================================================

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                         SECURITY EQUITY LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                                 Male Nonsmoker Age 45

Death Benefit Option: Option 2. Return of Account Value                                        Annual Premium: $1,948


========================================================================================================================
                                                                        For Separate Account 13
                                                             Hypothetical Gross Annual Rate of Return @ 6%
------------------------------------------------------------------------------------------------------------------------
                                                        Current                                  Guaranteed
                                                     (4.85% Net)<F*>                          (4.70% Net)<F**>
------------------------------------------------------------------------------------------------------------------------
                   Premium                 Insurance       Net                      Insurance        Net
                    Accum.       Annual     Account       Cash          Death        Account        Cash         Death
Year        Age      @5%        Premium     Value         Value        Benefit        Value         Value        Benefit
------------------------------------------------------------------------------------------------------------------------
  1         46       2,045       1,948       1,139         1,139       101,139           824           824       100,824
------------------------------------------------------------------------------------------------------------------------
  2         47       4,193       1,948       2,812         2,812       102,812         2,171         2,171       102,171
------------------------------------------------------------------------------------------------------------------------
  3         48       6,448       1,948       4,531         4,531       104,531         3,552         3,552       103,552
------------------------------------------------------------------------------------------------------------------------
  4         49       8,816       1,948       6,307         6,307       106,307         4,966         4,966       104,966
------------------------------------------------------------------------------------------------------------------------
  5         50      11,302       1,948       8,148         8,148       108,148         6,410         6,410       106,410
------------------------------------------------------------------------------------------------------------------------
  6         51      13,913       1,948      10,056        10,056       110,056         7,885         7,885       107,885
------------------------------------------------------------------------------------------------------------------------
  7         52      16,654       1,948      12,036        12,036       112,036         9,383         9,383       109,383
------------------------------------------------------------------------------------------------------------------------
  8         53      19,532       1,948      14,091        14,091       114,091        10,900        10,900       110,900
------------------------------------------------------------------------------------------------------------------------
  9         54      22,554       1,948      16,231        16,231       116,231        12,430        12,430       112,430
------------------------------------------------------------------------------------------------------------------------
 10         55      25,727       1,948      18,439        18,439       118,439        13,963        13,963       113,963
------------------------------------------------------------------------------------------------------------------------
 11         56      29,059       1,948      20,783        20,783       120,783        15,535        15,535       115,535
------------------------------------------------------------------------------------------------------------------------
 12         57      32,557       1,948      23,209        23,209       123,209        17,097        17,097       117,097
------------------------------------------------------------------------------------------------------------------------
 13         58      36,230       1,948      25,715        25,715       125,715        18,644        18,644       118,644
------------------------------------------------------------------------------------------------------------------------
 14         59      40,087       1,948      28,289        28,289       128,289        20,167        20,167       120,167
------------------------------------------------------------------------------------------------------------------------
 15         60      44,137       1,948      30,929        30,929       130,929        21,654        21,654       121,654
------------------------------------------------------------------------------------------------------------------------
 16         61      48,389       1,948      33,700        33,700       133,700        23,172        23,172       123,172
------------------------------------------------------------------------------------------------------------------------
 17         62      52,854       1,948      36,525        36,525       136,525        24,627        24,627       124,627
------------------------------------------------------------------------------------------------------------------------
 18         63      57,542       1,948      39,409        39,409       139,409        25,997        25,997       125,997
------------------------------------------------------------------------------------------------------------------------
 19         64      62,464       1,948      42,354        42,354       142,354        27,257        27,257       127,257
------------------------------------------------------------------------------------------------------------------------
 20         65      67,633       1,948      45,362        45,362       145,362        28,377        28,377       128,377
------------------------------------------------------------------------------------------------------------------------
 25         70      97,621       1,948      61,003        61,003       161,003        30,925        30,925       130,925
------------------------------------------------------------------------------------------------------------------------
 30         75     135,894       1,948      76,528        76,528       176,528        24,244        24,244       124,244
========================================================================================================================

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                         SECURITY EQUITY LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                                 Male Nonsmoker Age 45

Death Benefit Option: Option 2. Return of Account Value                                        Annual Premium: $1,948


========================================================================================================================
                                                                        For Separate Account 13
                                                             Hypothetical Gross Annual Rate of Return @ 12%
------------------------------------------------------------------------------------------------------------------------
                                                        Current                                  Guaranteed
                                                     (10.85% Net)<F*>                          (10.70% Net)<F**>
------------------------------------------------------------------------------------------------------------------------
                   Premium                 Insurance       Net                      Insurance        Net
                    Accum.       Annual     Account       Cash          Death        Account        Cash         Death
Year        Age      @5%        Premium     Value         Value        Benefit        Value         Value        Benefit
------------------------------------------------------------------------------------------------------------------------
  1         46       2,045       1,948       1,207         1,207       101,207           882           882       100,882
------------------------------------------------------------------------------------------------------------------------
  2         47       4,193       1,948       3,053         3,053       103,053         2,372         2,372       102,372
------------------------------------------------------------------------------------------------------------------------
  3         48       6,448       1,948       5,062         5,062       105,062         3,991         3,991       103,991
------------------------------------------------------------------------------------------------------------------------
  4         49       8,816       1,948       7,263         7,263       107,263         5,751         5,751       105,751
------------------------------------------------------------------------------------------------------------------------
  5         50      11,302       1,948       9,680         9,680       109,680         7,662         7,662       107,662
------------------------------------------------------------------------------------------------------------------------
  6         51      13,913       1,948      12,336        12,336       112,336         9,738         9,738       109,738
------------------------------------------------------------------------------------------------------------------------
  7         52      16,654       1,948      15,260        15,260       115,260        11,990        11,990       111,990
------------------------------------------------------------------------------------------------------------------------
  8         53      19,532       1,948      18,480        18,480       118,480        14,428        14,428       114,428
------------------------------------------------------------------------------------------------------------------------
  9         54      22,554       1,948      22,033        22,033       122,033        17,068        17,068       117,068
------------------------------------------------------------------------------------------------------------------------
 10         55      25,727       1,948      25,935        25,935       125,935        19,919        19,919       119,919
------------------------------------------------------------------------------------------------------------------------
 11         56      29,059       1,948      30,292        30,292       130,292        23,042        23,042       123,042
------------------------------------------------------------------------------------------------------------------------
 12         57      32,557       1,948      35,088        35,088       135,088        26,413        26,413       126,413
------------------------------------------------------------------------------------------------------------------------
 13         58      36,230       1,948      40,366        40,366       140,366        30,054        30,054       130,054
------------------------------------------------------------------------------------------------------------------------
 14         59      40,087       1,948      46,162        46,162       146,162        33,986        33,986       133,986
------------------------------------------------------------------------------------------------------------------------
 15         60      44,137       1,948      52,526        52,526       152,526        38,226        38,226       138,226
------------------------------------------------------------------------------------------------------------------------
 16         61      48,389       1,948      59,585        59,585       159,585        42,883        42,883       142,883
------------------------------------------------------------------------------------------------------------------------
 17         62      52,854       1,948      67,329        67,329       167,329        47,900        47,900       147,900
------------------------------------------------------------------------------------------------------------------------
 18         63      57,542       1,948      75,832        75,832       175,832        53,295        53,295       153,295
------------------------------------------------------------------------------------------------------------------------
 19         64      62,464       1,948      85,176        85,176       185,176        59,088        59,088       159,088
------------------------------------------------------------------------------------------------------------------------
 20         65      67,633       1,948      95,452        95,452       195,452        65,297        65,297       165,297
------------------------------------------------------------------------------------------------------------------------
 25         70      97,621       1,948     164,263       164,263       264,263       103,525       103,525       203,525
------------------------------------------------------------------------------------------------------------------------
 30         75     135,894       1,948     273,993       273,993       391,810       155,798       155,798       255,798
========================================================================================================================

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                         SECURITY EQUITY LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                                 Male Nonsmoker Age 45

Death Benefit Option: Option 3. Return of Premium @0.00%                                       Annual Premium: $1,948


========================================================================================================================
                                                                        For Separate Account 13
                                                             Hypothetical Gross Annual Rate of Return @ 0%
------------------------------------------------------------------------------------------------------------------------
                                                        Current                                  Guaranteed
                                                     (-1.15% Net)<F*>                          (-1.30% Net)<F**>
------------------------------------------------------------------------------------------------------------------------
                   Premium                 Insurance       Net                      Insurance        Net
                    Accum.       Annual     Account       Cash          Death        Account        Cash         Death
Year        Age      @5%        Premium     Value         Value        Benefit        Value         Value        Benefit
------------------------------------------------------------------------------------------------------------------------
  1         46       2,045       1,948       1,070         1,070       101,948           762           762       101,948
------------------------------------------------------------------------------------------------------------------------
  2         47       4,193       1,948       2,578         2,578       103,896         1,968         1,968       103,896
------------------------------------------------------------------------------------------------------------------------
  3         48       6,448       1,948       4,033         4,033       105,844         3,125         3,125       105,844
------------------------------------------------------------------------------------------------------------------------
  4         49       8,816       1,948       5,445         5,445       107,792         4,233         4,233       107,792
------------------------------------------------------------------------------------------------------------------------
  5         50      11,302       1,948       6,817         6,817       109,740         5,287         5,287       109,740
------------------------------------------------------------------------------------------------------------------------
  6         51      13,913       1,948       8,152         8,152       111,688         6,284         6,284       111,688
------------------------------------------------------------------------------------------------------------------------
  7         52      16,654       1,948       9,449         9,449       113,636         7,217         7,217       113,636
------------------------------------------------------------------------------------------------------------------------
  8         53      19,532       1,948      10,708        10,708       115,584         8,078         8,078       115,584
------------------------------------------------------------------------------------------------------------------------
  9         54      22,554       1,948      11,936        11,936       117,532         8,860         8,860       117,532
------------------------------------------------------------------------------------------------------------------------
 10         55      25,727       1,948      13,111        13,111       119,480         9,553         9,553       119,480
------------------------------------------------------------------------------------------------------------------------
 11         56      29,059       1,948      14,298        14,298       121,428        10,185        10,185       121,428
------------------------------------------------------------------------------------------------------------------------
 12         57      32,557       1,948      15,434        15,434       123,376        10,708        10,708       123,376
------------------------------------------------------------------------------------------------------------------------
 13         58      36,230       1,948      16,515        16,515       125,324        11,115        11,115       125,324
------------------------------------------------------------------------------------------------------------------------
 14         59      40,087       1,948      17,524        17,524       127,272        11,394        11,394       127,272
------------------------------------------------------------------------------------------------------------------------
 15         60      44,137       1,948      18,454        18,454       129,220        11,529        11,529       129,220
------------------------------------------------------------------------------------------------------------------------
 16         61      48,389       1,948      19,360        19,360       131,168        11,579        11,579       131,168
------------------------------------------------------------------------------------------------------------------------
 17         62      52,854       1,948      20,164        20,164       133,116        11,447        11,447       133,116
------------------------------------------------------------------------------------------------------------------------
 18         63      57,542       1,948      20,863        20,863       135,064        11,104        11,104       135,064
------------------------------------------------------------------------------------------------------------------------
 19         64      62,464       1,948      21,458        21,458       137,012        10,516        10,516       137,012
------------------------------------------------------------------------------------------------------------------------
 20         65      67,633       1,948      21,945        21,945       138,960         9,645         9,645       138,960
------------------------------------------------------------------------------------------------------------------------
 25         70      97,621       1,948      22,158        22,158       148,700          <F***>       <F***>        <F***>
------------------------------------------------------------------------------------------------------------------------
 30         75     135,894       1,948      16,631        16,631       158,440          <F***>       <F***>        <F***>
========================================================================================================================

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrativ charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                         SECURITY EQUITY LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                                 Male Nonsmoker Age 45

Death Benefit Option: Option 3. Return of Premium @0.00%                                       Annual Premium: $1,948


========================================================================================================================
                                                                        For Separate Account 13
                                                             Hypothetical Gross Annual Rate of Return @ 6%
------------------------------------------------------------------------------------------------------------------------
                                                        Current                                  Guaranteed
                                                     (4.85% Net)<F*>                          (4.70% Net)<F**>
------------------------------------------------------------------------------------------------------------------------
                   Premium                 Insurance       Net                      Insurance        Net
                    Accum.       Annual     Account       Cash          Death        Account        Cash         Death
Year        Age      @5%        Premium     Value         Value        Benefit        Value         Value        Benefit
------------------------------------------------------------------------------------------------------------------------
  1         46       2,045       1,948       1,138         1,138       101,948           820           820       101,948
------------------------------------------------------------------------------------------------------------------------
  2         47       4,193       1,948       2,810         2,810       103,896         2,162         2,162       103,896
------------------------------------------------------------------------------------------------------------------------
  3         48       6,448       1,948       4,527         4,527       105,844         3,534         3,534       105,844
------------------------------------------------------------------------------------------------------------------------
  4         49       8,816       1,948       6,301         6,301       107,792         4,935         4,935       107,792
------------------------------------------------------------------------------------------------------------------------
  5         50      11,302       1,948       8,138         8,138       109,740         6,363         6,363       109,740
------------------------------------------------------------------------------------------------------------------------
  6         51      13,913       1,948      10,042        10,042       111,688         7,817         7,817       111,688
------------------------------------------------------------------------------------------------------------------------
  7         52      16,654       1,948      12,017        12,017       113,636         9,289         9,289       113,636
------------------------------------------------------------------------------------------------------------------------
  8         53      19,532       1,948      14,067        14,067       115,584        10,773        10,773       115,584
------------------------------------------------------------------------------------------------------------------------
  9         54      22,554       1,948      16,202        16,202       117,532        12,263        12,263       117,532
------------------------------------------------------------------------------------------------------------------------
 10         55      25,727       1,948      18,404        18,404       119,480        13,748        13,748       119,480
------------------------------------------------------------------------------------------------------------------------
 11         56      29,059       1,948      20,744        20,744       121,428        15,260        15,260       121,428
------------------------------------------------------------------------------------------------------------------------
 12         57      32,557       1,948      23,165        23,165       123,376        16,752        16,752       123,376
------------------------------------------------------------------------------------------------------------------------
 13         58      36,230       1,948      25,669        25,669       125,324        18,215        18,215       125,324
------------------------------------------------------------------------------------------------------------------------
 14         59      40,087       1,948      28,243        28,243       127,272        19,638        19,638       127,272
------------------------------------------------------------------------------------------------------------------------
 15         60      44,137       1,948      30,886        30,886       129,220        21,006        21,006       129,220
------------------------------------------------------------------------------------------------------------------------
 16         61      48,389       1,948      33,666        33,666       131,168        22,382        22,382       131,168
------------------------------------------------------------------------------------------------------------------------
 17         62      52,854       1,948      36,509        36,509       133,116        23,668        23,668       133,116
------------------------------------------------------------------------------------------------------------------------
 18         63      57,542       1,948      39,419        39,419       135,064        24,837        24,837       135,064
------------------------------------------------------------------------------------------------------------------------
 19         64      62,464       1,948      42,403        42,403       137,012        25,852        25,852       137,012
------------------------------------------------------------------------------------------------------------------------
 20         65      67,633       1,948      45,465        45,465       138,960        26,676        26,676       138,960
------------------------------------------------------------------------------------------------------------------------
 25         70      97,621       1,948      61,776        61,776       148,700        26,318        26,318       148,700
------------------------------------------------------------------------------------------------------------------------
 30         75     135,894       1,948      79,362        79,362       158,440        10,145        10,145       158,440
========================================================================================================================

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                         SECURITY EQUITY LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                                 Male Nonsmoker Age 45

Death Benefit Option: Option 3. Return of Premium @0.00%                                       Annual Premium: $1,948


========================================================================================================================
                                                                        For Separate Account 13
                                                             Hypothetical Gross Annual Rate of Return @ 12%
------------------------------------------------------------------------------------------------------------------------
                                                        Current                                  Guaranteed
                                                     (10.85% Net)<F*>                          (10.70% Net)<F**>
------------------------------------------------------------------------------------------------------------------------
                   Premium                 Insurance       Net                      Insurance        Net
                    Accum.       Annual     Account       Cash          Death        Account        Cash         Death
Year        Age      @5%        Premium     Value         Value        Benefit        Value         Value        Benefit
------------------------------------------------------------------------------------------------------------------------
  1         46       2,045       1,948       1,207         1,207       101,948           879           879       101,948
------------------------------------------------------------------------------------------------------------------------
  2         47       4,193       1,948       3,051         3,051       103,896         2,364         2,364       103,896
------------------------------------------------------------------------------------------------------------------------
  3         48       6,448       1,948       5,059         5,059       105,844         3,974         3,974       105,844
------------------------------------------------------------------------------------------------------------------------
  4         49       8,816       1,948       7,258         7,258       107,792         5,723         5,723       107,792
------------------------------------------------------------------------------------------------------------------------
  5         50      11,302       1,948       9,674         9,674       109,740         7,620         7,620       109,740
------------------------------------------------------------------------------------------------------------------------
  6         51      13,913       1,948      12,330        12,330       111,688         9,680         9,680       111,688
------------------------------------------------------------------------------------------------------------------------
  7         52      16,654       1,948      15,255        15,255       113,636        11,914        11,914       113,636
------------------------------------------------------------------------------------------------------------------------
  8         53      19,532       1,948      18,479        18,479       115,584        14,334        14,334       115,584
------------------------------------------------------------------------------------------------------------------------
  9         54      22,554       1,948      22,042        22,042       117,532        16,956        16,956       117,532
------------------------------------------------------------------------------------------------------------------------
 10         55      25,727       1,948      25,961        25,961       119,480        19,793        19,793       119,480
------------------------------------------------------------------------------------------------------------------------
 11         56      29,059       1,948      30,345        30,345       121,428        22,908        22,908       121,428
------------------------------------------------------------------------------------------------------------------------
 12         57      32,557       1,948      35,182        35,182       123,376        26,283        26,283       123,376
------------------------------------------------------------------------------------------------------------------------
 13         58      36,230       1,948      40,523        40,523       125,324        29,945        29,945       125,324
------------------------------------------------------------------------------------------------------------------------
 14         59      40,087       1,948      46,411        46,411       127,272        33,925        33,925       127,272
------------------------------------------------------------------------------------------------------------------------
 15         60      44,137       1,948      52,909        52,909       129,220        38,251        38,251       129,220
------------------------------------------------------------------------------------------------------------------------
 16         61      48,389       1,948      60,163        60,163       131,168        43,047        43,047       131,168
------------------------------------------------------------------------------------------------------------------------
 17         62      52,854       1,948      68,183        68,183       133,116        48,277        48,277       133,116
------------------------------------------------------------------------------------------------------------------------
 18         63      57,542       1,948      77,043        77,043       144,840        53,987        53,987       135,064
------------------------------------------------------------------------------------------------------------------------
 19         64      62,464       1,948      86,783        86,783       158,813        60,230        60,230       137,012
------------------------------------------------------------------------------------------------------------------------
 20         65      67,633       1,948      97,481        97,481       174,491        67,073        67,073       138,960
------------------------------------------------------------------------------------------------------------------------
 25         70      97,621       1,948     168,798       168,798       266,701       112,715       112,715       178,090
------------------------------------------------------------------------------------------------------------------------
 30         75     135,894       1,948     281,389       281,389       402,387       179,707       179,707       256,981
========================================================================================================================

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                    INDEPENDENT AUDITORS' REPORT


The Board of Directors
Security Equity Life Insurance Company
   and Policyholders of Security Equity
   Life Insurance Company Separate Account Thirteen:

We have audited the statements of assets and liabilities, including the schedule of investments, of the General American Capital Company Money Market Fund, Wells Fargo Bank L&A Asset Allocation Fund, Wells Fargo Bank L&A US Government Allocation Fund, Fidelity VIP Growth Fund, Fidelity VIP II Investment Grade Bond Fund, Fidelity VIP II Index 500 Fund, Fidelity VIP Overseas Fund, Fidelity VIP High Income Fund, Evergreen VA Fund, Evergreen VA Foundation Fund, Evergreen VA Growth and Income Fund, Russell Multi-Style Equity Fund, Russell Aggressive Equity Fund, Russell Non-US Fund, and the Russell Core Bond Fund Divisions of Security Equity Life Insurance Company Separate Account Thirteen as of December 31, 1997, and the related statements of operations and changes in net assets for the periods presented. These financial statements are the responsibility of the management of Security Equity Life Insurance Company Separate Account Thirteen. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1997 by correspondence with underlying Mutual Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the General American Capital Company Money Market Fund, Wells Fargo Bank L&A Asset Allocation Fund, Wells Fargo Bank L&A US Government Allocation Fund, Fidelity VIP Growth Fund, Fidelity VIP II Investment Grade Bond Fund, Fidelity VIP II Index 500 Fund, Fidelity VIP Overseas Fund, Fidelity VIP High Income Fund, Evergreen VA Fund, Evergreen VA Foundation Fund, Evergreen VA Growth and Income Fund, Russell Multi-Style Equity Fund, Russell Aggressive Equity Fund, Russell Non-US Fund, and the Russell Core Bond Fund Divisions of Security Equity Life Insurance Company Separate Account Thirteen as of December 31, 1997, the results of their operations and the changes in their net assets for the periods presented, in conformity with generally accepted accounting principles.




St. Louis, Missouri
February 20, 1998

                                             SECURITY EQUITY LIFE INSURANCE COMPANY
                                                   SEPARATE ACCOUNT THIRTEEN

                                              Statements of Assets and Liabilities
                                                        December 31, 1997



                            General       Wells       Wells
                            American      Fargo       Fargo                 Fidelity
                            Capital       Bank         Bank                  VIP II                             Fidelity
                            Company        L&A        L&A US    Fidelity   Investment  Fidelity     Fidelity      VIP
                             Money        Asset     Government    VIP        Grade      VIP II        VIP         High
                            Market      Allocation  Allocation   Growth       Bond     Index 500    Overseas     Income
                             Fund         Fund         Fund       Fund        Fund       Fund         Fund        Fund
                             ----         ----         ----       ----        ----       ----         ----        ----
Assets:
  Investments, at
    market value          $2,291,672      22,753   1,075,054   4,337,386   4,273,361   7,409,458     128,437     172,015

Liabilities:
  Payable to
  Security
    EquityLife
    Insurance                    351           4         165         663         649       1,150           9          22
    Company               ----------      ------   ---------   ---------   ---------   ---------     -------     -------


Total net assets          $2,291,321      22,749   1,074,889   4,336,723   4,272,712   7,408,308     128,428     171,993
                          ==========      ======   =========   =========   =========   =========     =======     =======

Total units                1,933,223      13,509     886,655   2,180,702   3,306,395   3,313,560     116,002     147,714
                          ==========      ======   =========   =========   =========   =========     =======     =======

Unit value                $     1.19        1.68        1.21        1.99        1.29        2.24        1.11        1.16
                          ==========      ======   =========   =========   =========   =========     =======     =======

Cost of investments       $2,346,299      23,284   1,068,153   3,570,421   4,082,197   6,391,952     131,744     158,094
                          ==========      ======   =========   =========   =========   =========     =======     =======



                                                    Evergreen
                                                       VA       Russell       Russell
                                      Evergreen      Growth      Multi-       Aggres-                 Russell
                           Evergreen      VA          and        Style         sive       Russell      Core
                              VA      Foundation     Income      Equity       Equity      Non-US       Bond
                             Fund        Fund         Fund        Fund         Fund        Fund        Fund
                             ----        ----         ----        ----         ----        ----        ----
Assets:
  Investments, at
    market value          $4,307,387   3,402,506   4,328,391     127,313      45,517      60,943      42,781

Liabilities:
  Payable to
  Security
    EquityLife
    Insurance                    657         519         661          19           7           9           7
    Company               ----------   ---------   ---------     -------      ------      ------      ------

Total net assets          $4,306,730   3,401,987   4,327,730     127,294      45,510      60,934      42,774
                          ==========   =========   =========     =======      ======      ======      ======

Total units                2,843,275   2,334,346   2,874,370     123,323      41,107      68,511      41,107
                          ==========   =========   =========     =======      ======      ======      ======

Unit value                $     1.51        1.46        1.51        1.03        1.11         .89        1.04
                          ==========   =========   =========     =======      ======      ======      ======

Cost of investments       $3,267,615   3,001,733   3,210,397     122,937      41,050      68,234      41,636
                          ==========   =========   =========     =======      ======      ======      ======


See accompanying notes to financial statements.


                                         SECURITY EQUITY LIFE INSURANCE COMPANY
                                               SEPARATE ACCOUNT THIRTEEN

                                                Statements of Operations

                                              Year ended December 31, 1997

                                                                 Wells
                                      General         Wells     Fargo              Fidelity
                                     American         Fargo      Bank               VIP II
                                      Capital         Bank       L&A                Invest-   Fidelity            Fidelity
                                      Company          L&A        US      Fidelity   ment      VIP II   Fidelity    VIP
                                       Money          Asset   Government    VIP      Grade      Index     VIP       High
                                       Market      Allocation Allocation   Growth    Bond        500    Overseas   Income
                                       Fund           Fund       Fund       Fund     Fund       Fund      Fund      Fund
                                       ----           ----       ----       ----     ----       ----      ----      ----
Investment income:
  Dividend income                  $         -         798      29,147     27,119   225,803     39,357    3,584         -

Expense:
  Mortality and expense
    charges                              8,153          57       1,790     16,100    13,854     20,225      918       322


Net investment income (expense)         (8,153)        741      27,357     11,019   211,949     19,132    2,666      (322)
                                   -----------       -----      ------    -------   -------  ---------  -------    ------
Net realized gain (loss) on
  investments:
    Proceeds from sales             20,629,339         510      11,595    675,710   235,810  1,153,694  228,191     2,086
    Cost of investments sold        21,128,960         503      11,537    522,627   229,902    803,888  224,866     2,056
                                   -----------       -----      ------    -------   -------  ---------  -------    ------
       Net realized gain
         (loss) on sales              (499,621)          7          58    153,083     5,908    349,806    3,325        30
    Realized gain from
      distributions                     70,508       1,992       1,636    121,391         -     79,863   14,229         -
                                   -----------       -----      ------    -------   -------  ---------  -------    ------
       Net realized gain
         (loss) on
         investments                  (429,113)      1,999       1,694    274,474     5,908    429,669   17,554        30
                                   -----------       -----      ------    -------   -------  ---------  -------    ------
Net unrealized gain (loss)
  on investments:
    Beginning of period               (616,614)       (727)          -    152,534    72,512    190,361        -         -
    End of period                      (54,627)       (531)      6,901    766,965   191,164  1,017,506   (3,307)   13,921
                                   -----------       -----      ------    -------   -------  ---------  -------    ------
      Net unrealized gain
        (loss) on
        investments                    561,987         196       6,901    614,431   118,652    827,145   (3,307)   13,921
                                   -----------       -----      ------    -------   -------  ---------  -------    ------
      Net gain (loss)
        on investments                 132,874       2,195       8,595    888,905   124,560  1,256,814   14,247    13,951
                                   -----------       -----      ------    -------   -------  ---------  -------    ------
      Net increase (decrease)
        in net assets
        resulting from
        operations                 $   124,721       2,936      35,952    899,924   336,509  1,275,946   16,913    13,629
                                   ===========       =====      ======    =======   =======  =========  =======    ======



                                                                    Evergreen
                                                        Evergreen       VA        Russell     Russell
                                                            VA        Growth       Multi-     Aggres-               Russell
                                          Evergreen       Founda-      and         Style       sive      Russell     Core
                                              VA           tion       Income       Equity     Equity     Non-US      Bond
                                             Fund          Fund        Fund         Fund       Fund       Fund       Fund
                                             ----          ----        ----         ----       ----       ----       ----
Investment income:
  Dividend income                         $   14,086      56,929      19,339         186          -           -       628

Expense:
  Mortality and expense
    charges                                   15,760      10,793      14,415         193         67          93        65

Net investment income (expense)               (1,674)     46,136       4,924          (7)       (67)        (93)      563
                                          ----------     -------   ---------       -----      -----      ------     -----
Net realized gain (loss) on
  investments:
    Proceeds from sales                    1,142,113     718,799     510,045         612        215         306       204
    Cost of investments sold                 830,948     530,813     361,276         603        201         334       202
                                          ----------     -------   ---------       -----      -----      ------     -----
      Net realized gain
        (loss) on sales                      311,165     187,986     148,769           9         14         (28)        2
    Realized gain from
      distributions                          192,033     159,412     152,804           -          -           -         -
                                          ----------     -------   ---------       -----      -----      ------     -----
      Net realized gain
        (loss) on
        investments                          503,198     347,398     301,573           9         14         (28)        2
                                          ----------     -------   ---------       -----      -----      ------     -----

Net unrealized gain (loss)
  on investments:
    Beginning of period                      174,857      90,314     218,007           -          -           -         -
    End of period                          1,039,772     400,773   1,117,994       4,376      4,467      (7,291)    1,144
                                          ----------     -------   ---------       -----      -----      ------     -----
      Net unrealized gain
        (loss) on
        investments                          864,915     310,459     899,987       4,376      4,467      (7,291)    1,144
                                          ----------     -------   ---------       -----      -----      ------     -----

      Net gain (loss)
        on investments                     1,368,113     657,857   1,201,560       4,385      4,481      (7,319)    1,146
                                          ----------     -------   ---------       -----      -----      ------     -----

      Net increase (decrease)
        in net assets
        resulting from
        operations                        $1,366,439     703,993   1,206,484       4,378      4,414      (7,412)    1,709
                                          ==========     =======   =========       =====      =====      ======     =====

See accompanying notes to financial statements.


                                          SECURITY EQUITY LIFE INSURANCE COMPANY
                                                SEPARATE ACCOUNT THIRTEEN

                                                 Statements of Operations

                                               Year ended December 31, 1996

                                       General       Wells
                                       American      Fargo                  Fidelity                                 Evergreen
                                       Capital       Bank                    VIP II                        Evergreen    VA
                                       Company        L&A        Fidelity  Investment Fidelity                VA      Growth
                                        Money        Asset         VIP       Grade     VIP II   Evergreen   Founda-    and
                                       Market     Allocation      Growth      Bond      Index      VA        tion     Income
                                        Fund         Fund          Fund       Fund    500 Fund    Fund       Fund      Fund
                                        ----         ----          ----       ----    --------    ----       ----      ----
Income
Investment income:
  Dividend income                    $        -        348             98      6,207     1,888    14,947     25,649    16,722

Expense:
  Mortality and expense charges           8,455         19          9,716      6,971     5,182     2,914      1,512     2,926
                                     ----------       ----      ---------    -------   -------   -------    -------   -------

Net investment income (expense)          (8,455)       329         (9,618)      (764)   (3,294)   12,033     24,137    13,796
                                     ----------       ----      ---------    -------   -------   -------    -------   -------

Net realized gain (loss) on
  investments:
    Proceeds from sales               9,427,292        545      2,657,607    964,149   996,124    34,167     17,279    36,201
    Cost of investments sold          9,821,858        577      2,601,002    967,181   961,682    32,848     16,419    34,638
                                     ----------       ----      ---------    -------   -------   -------    -------   -------
      Net realized gain (loss) on
        sales                          (394,566)       (32)        56,605     (3,032)   34,442     1,319        860     1,563
    Realized gain from
      distributions                     662,558        565          2,483          -     4,854     8,720      8,970     4,256
                                     ----------       ----      ---------    -------   -------   -------    -------   -------
      Net realized gain (loss) on
        investments                     267,992        533         59,088     (3,032)   39,296    10,039      9,830     5,819
                                     ----------       ----      ---------    -------   -------   -------    -------   -------

Net unrealized gain (loss)
  on investments:
    Beginning of period                (477,414)      (264)          (141)         -         -         -          -         -
    End of period                      (616,614)      (727)       152,534     72,512   190,361   174,857     90,314   218,007
                                     ----------       ----      ---------    -------   -------   -------    -------   -------
      Net unrealized gain
        (loss) on investments          (139,200)      (463)       152,675     72,512   190,361   174,857     90,314   218,007
                                     ----------       ----      ---------    -------   -------   -------    -------   -------

      Net gain on
        investments                     128,792         70        211,763     69,480   229,657   184,896    100,144   223,826
                                     ----------       ----      ---------    -------   -------   -------    -------   -------

      Net increase in net assets
        resulting from
        operations                   $  120,337        399        202,145     68,716   226,363   196,929    124,281   237,622
                                     ==========       ====      =========    =======   =======   =======    =======   =======


See accompanying notes to financial statements.


                      SECURITY EQUITY LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT THIRTEEN

                              Statements of Operations

          Period from September 1, 1995 (inception) to December 31, 1995



                                                    General       Wells
                                                    American      Fargo
                                                    Capital       Bank
                                                    Company        L&A        Fidelity
                                                     Money        Asset         VIP
                                                    Market      Allocation     Growth
                                                     Fund          Fund         Fund
                                                     ----          ----         ----
Investment income:
   Dividend income                                 $       -          46           -

Expense:
   Mortality and expense charges                         910           1           1
                                                   ---------       -----        ----
     Net investment income (expense)                    (910)         45          (1)
                                                   ---------       -----        ----
Net realized gain on investments:
   Proceeds from sales                                 8,244           -           -
   Cost of investments sold                            8,217           -           -
                                                   ---------       -----        ----
     Net realized gain (loss) on sales                    27           -           -
   Realized gain from distributions                  494,746         224           -
                                                   ---------       -----        ----
     Net realized gain on investments                494,773         224           -
                                                   ---------       -----        ----

Net unrealized loss on investments:
   Beginning of period                                     -           -           -
   End of period                                    (477,414)       (264)       (141)
                                                   ---------       -----        ----
     Net unrealized loss on investments             (477,414)       (264)       (141)
                                                   ---------       -----        ----
     Net gain (loss) on investments                   17,359         (40)       (141)
                                                   ---------       -----        ----
     Net increase (decrease) in net assets
      resulting from operations                    $  16,449           5        (142)
                                                   =========       =====        ====

See accompanying notes to financial statements.


                                           SECURITY EQUITY LIFE INSURANCE COMPANY
                                                 SEPARATE ACCOUNT THIRTEEN

                                             Statements of Changes in Net Assets

                                                Year ended December 31, 1997


                                  General                    Wells
                                  American                    Fargo                 Fidelity
                                  Capital        Wells        Bank                   VIP II                        Fidelity
                                  Company      Fargo Bank    L&A US      Fidelity  Investment   Fidelity  Fidelity    VIP
                                  Money        L&A Asset   Government      VIP       Grade       VIP II     VIP       High
                                  Market       Allocation  Allocation     Growth      Bond     Index 500  Overseas   Income
                                   Fund           Fund        Fund         Fund       Fund        Fund      Fund      Fund
                                   ----           ----        ----         ----       ----        ----      ----      ----
Operations
   Net investment income
        (expense)             $     (8,153)         741       27,357       11,019     211,949     19,132     2,666      (322)

   Net realized gain (loss)
        on investments            (429,113)       1,999        1,694      274,474       5,908    429,669    17,554        30

   Net unrealized gain
        (loss) on
        investments                561,987          196        6,901      614,431     118,652    827,145    (3,307)   13,921
                              ------------       ------    ---------    ---------   ---------  ---------  --------   -------
         Net increase
            (decrease) in net
            assets resulting
            from operations        124,721        2,936       35,952      899,924     336,509  1,275,946    16,913    13,629
                              ------------       ------    ---------    ---------   ---------  ---------  --------   -------

Deposits into Separate
   Account                       8,313,213        8,594            -       52,684     187,438    238,135     1,137     1,364
Withdrawals from Separate
   Account                     (12,409,728)           -            -     (521,876)    (78,701)  (935,770) (212,942)        -
Transfers to (from)
   Divisions                    (8,186,180)           -    1,047,944      464,587     247,811  4,375,652   337,545   157,274
Policy charges                    (536,474)      (1,267)      (9,007)    (134,854)   (134,974)  (186,389)  (14,225)     (274)
                              ------------       ------    ---------    ---------   ---------  ---------  --------   -------
   Net deposits into
        (withdrawals from)
        Separate Account       (12,819,169)       7,327    1,038,937     (139,459)    221,574  3,491,628   111,515   158,364
                              ------------       ------    ---------    ---------   ---------  ---------  --------   -------

   Increase (decrease) in
        net assets             (12,694,448)      10,263    1,074,889      760,465     558,083  4,767,574   128,428   171,993
Net assets, beginning of
   period                       14,985,769       12,486            -    3,576,258   3,714,629  2,640,734         -         -
                              ------------       ------    ---------    ---------   ---------  ---------  --------   -------

Net assets, end of period     $  2,291,321       22,749    1,074,889    4,336,723   4,272,712  7,408,308   128,428   171,993
                              ============       ======    =========    =========   =========  =========  ========   =======




                                                               Evergreen
                                                    Evergreen     VA        Russell     Russell
                                                       VA       Growth       Multi-     Aggres-                 Russell
                                       Evergreen     Founda-     and         Style        sive      Russell       Core
                                           VA         tion      Income       Equity      Equity      Non-US       Bond
                                          Fund        Fund       Fund         Fund        Fund        Fund        Fund
                                          ----        ----       ----         ----        ----        ----        ----
Operations
   Net investment income
        (expense)                     $   (1,674)     46,136       4,924          (7)        (67)        (93)        563

   Net realized gain (loss)
        on investments                   503,198     347,398     301,573           9          14         (28)          2

   Net unrealized gain (loss) on
        investments                      864,915     310,459     899,987       4,376       4,467      (7,291)      1,144
                                      ----------   ---------   ---------     -------      ------      ------      ------
         Net increase
            (decrease) in net
            assets resulting
            from operations            1,366,439     703,993   1,206,484       4,378       4,414      (7,412)      1,709
                                      ----------   ---------   ---------     -------      ------      ------      ------

Deposits into Separate
   Account                                     -           -           -           -           -           -           -
Withdrawals from Separate
   Account                              (600,093)   (615,829)          -           -           -           -           -
Transfers to (from)
   Divisions                              90,397   1,589,962    (400,000)    123,754      41,251      68,752      41,251
Policy charges                          (126,744)    (90,084)    (96,118)       (838)       (155)       (406)       (186)
                                      ----------   ---------   ---------     -------      ------      ------      ------
   Net deposits into
        (withdrawals from)
        Separate Account                (636,440)    884,049    (496,118)    122,916      41,096      68,346      41,065
                                      ----------   ---------   ---------     -------      ------      ------      ------

   Increase (decrease) in
        net assets                       729,999   1,588,042     710,366     127,294      45,510      60,934      42,774
Net assets, beginning of
   period                              3,576,731   1,813,945   3,617,364           -           -           -           -
                                      ----------   ---------   ---------     -------      ------      ------      ------

Net assets, end of period              4,306,730   3,401,987   4,327,730     127,294      45,510      60,934      42,774
                                      ==========   =========   =========     =======      ======      ======      ======


See accompanying notes to financial statements.


                                               SECURITY EQUITY LIFE INSURANCE COMPANY
                                                     SEPARATE ACCOUNT THIRTEEN

                                                Statements of Changes in Net Assets

                                                    Year ended December 31, 1996

                                     General       Wells
                                     American      Fargo                                                          Evergreen
                                     Capital       Bank                Fidelity                        Evergreen      VA
                                     Company       L&A     Fidelity     VIP II    Fidelity                 VA       Growth
                                      Money        Asset     VIP      Investment   VIP II   Evergreen    Founda-     and
                                      Market    Allocation  Growth    Grade Bond  Index 500     VA        tion      Income
                                       Fund        Fund      Fund        Fund       Fund       Fund       Fund       Fund
                                       ----        ----      ----        ----       ----       ----       ----       ----
Operations:
  Net investment income (expense)  $    (8,455)      329     (9,618)       (764)    (3,294)    12,033     24,137     13,796

  Net realized gain (loss) on
    investments                        267,992       533     59,088      (3,032)    39,296     10,039      9,830      5,819

  Net unrealized gain (loss) on
    investments                       (139,200)     (463)   152,675      72,512    190,361    174,857     90,314    218,007
                                   -----------    ------  ---------   ---------  ---------  ---------  ---------  ---------

      Net increase in net assets
         resulting from operations     120,337       399    202,145      68,716    226,363    196,929    124,281    237,622
                                   -----------    ------  ---------   ---------  ---------  ---------  ---------  ---------

Deposits into Separate Account      16,201,970     6,223  1,854,129   1,992,244  1,139,931  1,799,979    899,908  1,799,969
Transfers to (from) Divisions       (9,318,249)    3,087  1,757,397   1,878,412  1,439,294  1,696,024    848,012  1,696,024
Policy charges                        (864,845)   (1,318)  (241,335)   (224,743)  (164,854)  (116,201)   (58,256)  (116,251)
                                   -----------    ------  ---------   ---------  ---------  ---------  ---------  ---------
      Net deposits into Separate
         Account                     6,018,876     7,992  3,370,191   3,645,913  2,414,371  3,379,802  1,689,664  3,379,742
                                   -----------    ------  ---------   ---------  ---------  ---------  ---------  ---------

      Increase in net assets         6,139,213     8,391  3,572,336   3,714,629  2,640,734  3,576,731  1,813,945  3,617,364

Net assets, beginning of period      8,846,556     4,095      3,922           -          -          -          -          -
                                   -----------    ------  ---------   ---------  ---------  ---------  ---------  ---------
Net assets, end of period          $14,985,769    12,486  3,576,258   3,714,629  2,640,734  3,576,731  1,813,945  3,617,364
                                   ===========    ======  =========   =========  =========  =========  =========  =========


See accompanying notes to financial statements.


                      SECURITY EQUITY LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT THIRTEEN

                        Statements of Changes in Net Assets

           Period from September 1, 1995 (inception) to December 31, 1995



                                                     General      Wells
                                                    American      Fargo
                                                     Capital       Bank
                                                     Company       L&A        Fidelity
                                                      Money        Asset        VIP
                                                     Market     Allocation     Growth
                                                      Fund         Fund         Fund
                                                      ----         ----         ----
Operations:
   Net investment income (expense)                $     (910)         45          (1)

Net realized gain on investments                     494,773         224           -

Net unrealized loss on investments                  (477,414)       (264)       (141)
                                                  ----------       -----       -----

         Net increase (decrease) in net assets
            resulting from operations                 16,449           5        (142)
                                                  ----------       -----       -----

Deposits into Separate Account                     9,362,425           -           -
Transfers to (from) Divisions                         (8,244)      4,131       4,104
Policy charges                                      (524,074)        (41)        (40)
                                                  ----------       -----       -----

         Net deposits into Separate Account        8,830,107       4,090       4,064
                                                  ----------       -----       -----

         Increase in net assets                    8,846,556       4,095       3,922

Net assets, beginning of period                            -           -           -
                                                  ----------       -----       -----

Net assets, end of period                         $8,846,556       4,095       3,922
                                                  ==========       =====       =====


See accompanying notes to financial statements.


                     SECURITY EQUITY LIFE INSURANCE COMPANY
                           SEPARATE ACCOUNT THIRTEEN

                        Notes to Financial Statements

                              December 31, 1997


(1)   Organization
      ------------
      Security Equity Life Insurance Company Separate Account Thirteen (the
          Separate Account) commenced operations on November 15, 1994. The Separate Account is registered under the Investment Company Act of 1940 (1940 Act) as a unit investment trust. The Separate Account receives purchase payments from individual flexible variable life contracts issued by Security Equity Life Insurance Company (Security Equity). Security Equity is a subsidiary of General American Life insurance Company.

      The Separate Account is divided into a number of Divisions.  Each
          Division invests in shares of an underlying portfolio available to policyholders as directed by the policyholders. The portfolios available for investment through the Separate Account are the General American Capital Company Money Market Fund, Wells Fargo Bank L&A Asset Allocation Fund, Wells Fargo Bank L&A US Government Allocation Fund, Fidelity VIP Growth Fund, Fidelity VIP II Investment Grade Bond Fund, Fidelity VIP II Index 500 Fund, Fidelity VIP Overseas Fund, Fidelity VIP High Income Fund, Fidelity VIP II Asset Manager Fund Division, Evergreen VA Fund, Evergreen VA Foundation Fund, Evergreen VA Growth and Income Fund, Russell Multi-Style Equity Fund, Russell Aggressive Equity Fund, Russell Non-US Fund, and the Russell Core Bond Fund.

      Investments in the Fidelity VIP II Investment Grade Bond Fund, Fidelity
          VIP II Index 500 Fund, Evergreen VA Fund, Evergreen VA Foundation Fund, and Evergreen VA Growth and Income Fund Divisions were initiated in the Separate Account for policyholders during 1996. Investments in the Fidelity VIP Overseas Fund, Fidelity VIP High Income Fund, Wells Fargo Bank L&A US Government Allocation Fund, Russell Multi Style Equity Fund, Russell Aggressive Equity Fund, Russell Non US Fund, and Russell Core Bond Fund Divisions were initiated in the Separate Account for policyholders during 1997. The Fidelity VIP II Asset Manager Fund Division had not commenced operations at December 31, 1997.

      The Bankers Trust Emerging Markets Fund, Bankers Trust Liquid Asset
          Fund, and the Bankers Trust Limited Maturity Bond Fund were removed as investment options from the Separate Account on May 1, 1997. There had been no activity in these funds.


(2)   Summary of Significant Accounting Policies
      ------------------------------------------
      The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

          (a)    Investments
                 -----------
                 The Separate Account's investments are valued daily based on the net asset value of the shares held. The first-in, first-out method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded on the trade date, which is the same as the settlement date.

                                                                   (Continued)

                     SECURITY EQUITY LIFE INSURANCE COMPANY
                           SEPARATE ACCOUNT THIRTEEN

                        Notes to Financial Statements



          (b)    Federal Income Taxes
                 --------------------
                 Under current federal income tax law, investment income or realized capital gains from sales of investments of the Separate Account are not taxable. Therefore, no federal income tax expense has been provided.

          (c)    Dividend Reinvestment
                 ---------------------
                 Dividends are recorded on the ex dividend date and
                     immediately reinvested on the pay date.

          (d)    Use of Estimates
                 ----------------
                 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)   Policy Charges
      --------------
      Charges are deducted from premiums and paid to Security Equity for providing the insurance benefits set forth in the contracts and any additional benefits by rider, administering the policies, reimbursement of expenses incurred in distributing the policies, and assuming certain risks in connection with the policies.

      The premium payment, less the premium load charge, equals the net premium. The premium load is deducted from the initial premium and from each subsequent premium paid by a policyholder, prior to allocation to the Separate Account. The premium load includes a distribution charge, a premium tax charge, and the DAC tax charge.

          Distribution Charge:  The distribution charge is composed of a
          -------------------
              premium expense load and a commission charge. The amount of the distribution charge will depend on the amount of initial premium and the sales commissions paid.

          Premium Expense Load - The premium expense load will be deducted
          --------------------
              from each premium and will equal a percentage of the premium. The percentage will be determined based on the sum of the initial premiums for all policies in a case, in accordance with the following table:


          Sum of the initial premiums
          of all contracts in the case            Premium expense load
          ----------------------------            --------------------
              Less than $250,000                        2.00%
              $250,000-$999,999                         1.50
              $1,000,000 and more                       1.25
                                                        ====

                                                                (Continued)

                     SECURITY EQUITY LIFE INSURANCE COMPANY
                           SEPARATE ACCOUNT THIRTEEN

                        Notes to Financial Statements


          Commission Charge - A commission charge may be deducted from a
          -----------------
              premium. The commission charge deducted from a premium will be equal to the full amount of commissions payable by Security Equity on the target premium.

          Premium Tax Charge:  Various states and subdivisions impose a tax
          ------------------
              on premiums received by insurance companies. Premium taxes vary from state to state. The percentage deducted from each premium varies based on the governing jurisdiction of the contract.

          DAC Tax Charge:  The DAC tax charge is equal to 1% of all premiums
          --------------
              paid in all contract years.

      Charges are deducted monthly from the cash value of each policy to compensate Security Equity for certain administrative costs, the cost of insurance, and optional rider benefit charges.

          Administrative Costs:  Security Equity has responsibility for the
          --------------------
              administration of the policies and the Separate Account. As reimbursement for administrative expenses related to the maintenance of each policy and the Separate Account, Security Equity assesses a monthly administrative charge against each policy. This monthly charge is $4.50 per policy. This cost may change, but is guaranteed not to exceed $8.00 per month per policy.

          Cost of Insurance:  The cost of insurance is deducted on each
          -----------------
              monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined by multiplying the applicable cost of insurance rate by the net amount at risk each policy month.

          Optional Rider Benefit Charges:  This monthly deduction includes
          ------------------------------
              charges for any additional benefits provided by rider.

      Mortality and Expense Charges:  In addition to the above policy
      -----------------------------
          charges, a daily charge against the operations of each Division is made for the mortality and expense risks assumed by Security Equity. The mortality and expense risk charge assessed against each Division will never exceed an annual effective rate of .50% of the policy's Separate Account value attributable to that Division. Currently, the amount of this charge is an annual effective rate of .35% of the Separate Account value, which is equivalent to .000957233% of the Separate Account value attributable to the Division on a daily basis. The mortality risk assumed by Security Equity under the contract is that insureds may, on average, live for shorter periods of time than estimated. The expense risk assumed by Security Equity under the contract is the risk that the cost of issuing and administering the contract may be more than estimated.

                                                                    (Continued)

                     SECURITY EQUITY LIFE INSURANCE COMPANY
                           SEPARATE ACCOUNT THIRTEEN

                        Notes to Financial Statements


(4)   Purchases and Sales
      -------------------
      During the period ended December 31, 1997, purchases and proceeds from the sales pertaining to the Separate Account were as follows:


                                                                        Purchases       Sales
                                                                        ---------       -----
         General American Capital Company Money Market Fund            $7,869,875     20,629,339
         Wells Fargo Bank L&A Asset Allocation Fund                        10,561            510
         Wells Fargo Bank L&A US Government Allocation Fund             1,079,690         11,595
         Fidelity VIP Growth Fund                                         663,291        675,710
         Fidelity VIP II Investment Grade Bond Fund                       662,053        235,810
         Fidelity VIP II Index 500 Fund                                 4,737,485      1,153,694
         Fidelity VIP Overseas Fund                                       356,610        228,191
         Fidelity VIP High Income Fund                                    160,150          2,086
         Evergreen VA Fund                                                696,517      1,142,113
         Evergreen VA Foundation Fund                                   1,808,828        718,799
         Evergreen VA Growth and Income Fund                              172,142        510,045
         Russell Multi-Style Equity Fund                                  123,540            612
         Russell Aggressive Equity Fund                                    41,251            215
         Russell Non-US Fund                                               68,569            306
         Russell Core Bond Fund                                            41,839            204


      There were no purchases or sales for the Fidelity VIP II Asset Manager
          Fund Division during 1997 (see note 1).

                                                                    (Continued)

                     SECURITY EQUITY LIFE INSURANCE COMPANY
                           SEPARATE ACCOUNT THIRTEEN

                        Notes to Financial Statements


(5)   Accumulation Unit Activity
      --------------------------
      For the year ended December 31, 1997, transactions in accumulation units were as follows:


                                                           Units,            Net            Transfers           Units,
                                                       beginning of       deposits           between            end of
                                                          period        (withdrawals)       Divisions           period
                                                          ------        -------------       ---------           ------
General American Capital Company
         Money Market Fund                              13,318,334       (4,108,503)       (7,276,608)        1,933,223
Wells Fargo Bank L&A Asset Allocation Fund                   8,931            4,798              (220)           13,509
Wells Fargo Bank L&A US Government
         Allocation Fund                                         -                -           886,655           886,655
Fidelity VIP Growth Fund                                 2,212,740         (236,554)          204,516         2,180,702
Fidelity VIP II Investment Grade Bond Fund               3,124,238           81,752           100,405         3,306,395
Fidelity VIP II Index 500 Fund                           1,561,960         (324,326)        2,075,926         3,313,560
Fidelity VIP Overseas Fund                                       -         (192,838)          308,840           116,002
Fidelity VIP High Income Fund                                    -            1,205           146,509           147,714
Evergreen VA Fund                                        3,227,545         (407,318)           23,048         2,843,275
Evergreen VA Foundation Fund                             1,585,211         (438,926)        1,188,061         2,334,346
Evergreen VA Growth and Income Fund                      3,224,042                -          (349,672)        2,874,370
Russell Multi-Style Equity Fund                                  -                -           123,323           123,323
Russell Aggressive Equity Fund                                   -                -            41,107            41,107
Russell Non-US Fund                                              -                -            68,511            68,511
Russell Core Bond Fund                                           -                -            41,107            41,107


         For the year ended December 31, 1996, transactions in accumulation units were as follows:


                                                           Units,             Net          Transfers          Units,
                                                         beginning         deposits          between          end of
                                                         of period       (withdrawals)      Divisions        of period
                                                         ---------       -------------      ---------        ---------
         General American Capital Company
            Money Market Fund                            8,266,085        13,774,894       (8,722,645)       13,318,334
         Wells Fargo Bank L&A Asset Allocation Fund          3,253             5,521              157             8,931
         Fidelity VIP Growth Fund                            2,774         1,081,685        1,128,281         2,212,740
         Fidelity VIP II Investment Grade Bond Fund              -         1,607,694        1,516,544         3,124,238
         Fidelity VIP II Index 500 Fund                          -           653,667          908,293         1,561,960
         Evergreen VA Fund                                       -         1,569,119        1,658,426         3,227,545
         Evergreen VA Foundation Fund                            -           755,933          829,278         1,585,211
         Evergreen VA Growth and
            Income Fund                                          -         1,565,607        1,658,435         3,224,042

                                                                (Continued)

                     SECURITY EQUITY LIFE INSURANCE COMPANY
                           SEPARATE ACCOUNT THIRTEEN

                        Notes to Financial Statements



   For the period September 1, 1995 (inception) to December 31, 1995, transactions in accumulation units were as follows:


                                                           Units,                            Transfers          Units,
                                                         beginning           Net              between           end of
                                                         of period         deposits          Divisions         of period
                                                         ---------         --------          ---------         ---------
         General American Capital
            Company Money
            Market Fund                                      -             8,273,816           (7,731)         8,266,085
         Wells Fargo Bank L&A
            Asset Allocation
            Fund                                             -                     -            3,253              3,253
         Fidelity VIP Growth Fund                            -                     -            2,774              2,774





There has been no accumulation of units for the Fidelity VIP II Asset
    Manager Fund Division during 1997 (see note 1).

                                                                    Schedule 1
                                                                    ----------

                                  SECURITY EQUITY LIFE INSURANCE COMPANY
                                         SEPARATE ACCOUNT THIRTEEN

                                         Schedule of Investments

                                            December 31, 1997



                                                                                 Number of           Market
                                                                                  shares             value
                                                                                  ------             -----

        General American Capital Company Money Market Fund                        125,732         $2,291,672
        Wells Fargo Bank L&A Asset Allocation Fund                                  1,898             22,753
        Wells Fargo Bank L&A US Government Allocation Fund                        104,679          1,075,054
        Fidelity VIP Growth Fund                                                  116,911          4,337,386
        Fidelity VIP II Investment Grade Fund                                     340,236          4,273,361
        Fidelity VIP II Index 500 Fund                                             64,774          7,409,458
        Fidelity VIP Overseas Fund                                                  6,689            128,437
        Fidelity VIP High Income Fund                                              12,667            172,015
        Evergreen VA Fund                                                         289,281          4,307,387
        Evergreen VA Foundation Fund                                              251,293          3,402,506
        Evergreen VA Growth and Income Fund                                       283,086          4,328,391
        Russell Multi-Style Fund                                                    9,962            127,313
        Russell Aggressive Equity Fund                                              3,384             45,517
        Russell Non-US Fund                                                         6,076             60,943
        Russell Core Bond Fund                                                      1,898             42,781


There were no investments in the Fidelity VIP II Asset Manager Fund Division during 1997 (see note 1).

                         Independent Auditors' Report


The Board of Directors
Security Equity Life Insurance Company:

We have audited the accompanying balance sheets of Security Equity Life Insurance Company as of December 31, 1997 and 1996, and the related statements of operations, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Security Equity Life Insurance Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.




April 10, 1998

                                   SECURITY EQUITY LIFE INSURANCE COMPANY

                                               Balance Sheets

                                         December 31, 1997 and 1996


==============================================================================================================
                   Assets                                                    1997                    1996
--------------------------------------------------------------------------------------------------------------
Bonds, at fair value                                                    $ 58,580,394              58,058,439
Policy loans                                                               4,738,178               5,081,949
Cash and cash equivalents                                                  4,519,584               5,534,380
--------------------------------------------------------------------------------------------------------------
       Total cash and invested assets                                     67,838,156              68,674,768
Reinsurance benefits recoverable:
   Future policy benefits                                                  5,575,381               6,436,700
   Policy and contract claims                                              1,572,069               2,048,247
Accrued investment income                                                  1,264,239               1,230,483
Goodwill                                                                   1,269,661               1,349,013
Deferred policy acquisition costs                                          1,766,875               3,658,233
Value of business acquired                                                 2,467,000               2,461,000
Deferred tax asset                                                         5,671,074               3,403,349
Other assets                                                                 665,967                 877,289
Separate account assets                                                  290,409,444             116,625,434
--------------------------------------------------------------------------------------------------------------
       Total assets                                                     $378,499,866             206,764,516
==============================================================================================================
   Liabilities and Stockholder's Equity
--------------------------------------------------------------------------------------------------------------
Reserve for future policy benefits                                         3,426,250               4,321,740
Policyholder account balances                                             47,594,304              50,194,850
Policy and contract claims                                                   320,358               1,494,338
Other policyholders' funds                                                    13,733                  21,723
Advance premiums                                                           3,733,433               1,861,279
Other liabilities and accrued expenses                                     4,643,201               6,622,653
Payable to affiliates                                                         41,307                  75,510
Separate account liabilities                                             290,409,444             116,625,434
--------------------------------------------------------------------------------------------------------------
       Total liabilities                                                 350,182,030             181,217,527
--------------------------------------------------------------------------------------------------------------
Commitments and contingencies (note 10)
Stockholder's equity:
   Common stock, par value $25; 100,000 shares authorized,
     issued, and outstanding                                               2,500,000               2,500,000
   Additional paid-in capital                                             27,447,892              27,447,892
   Net unrealized gain on investments, net of taxes                        1,870,338                  59,112
   Retained deficit                                                       (3,500,394)             (4,460,015)
--------------------------------------------------------------------------------------------------------------
       Total stockholder's equity                                         28,317,836              25,546,989
--------------------------------------------------------------------------------------------------------------
       Total liabilities and stockholder's equity                       $378,499,866             206,764,516
==============================================================================================================


See accompanying notes to financial statements.


                                         SECURITY EQUITY LIFE INSURANCE COMPANY

                                                Statements of Operations

                                      Years ended December 31, 1997, 1996, and 1995



=======================================================================================================================
                                                                 1997                    1996                 1995
-----------------------------------------------------------------------------------------------------------------------
Revenues:
   Premiums                                                  $ 4,246,718               6,371,662            5,368,563
   Net investment income                                       4,774,386               4,546,544            4,699,713
   Other income                                                9,357,336               3,830,965            1,694,087
   Realized investment gains (losses)                             93,385                 313,185             (179,830)
-----------------------------------------------------------------------------------------------------------------------
     Total revenues                                           18,471,825              15,062,356           11,582,533
-----------------------------------------------------------------------------------------------------------------------
Benefits and expenses:
   Policy benefits                                             1,326,460               3,309,410            3,234,062
   Policy surrenders, net                                      4,335,709               1,635,498            1,016,535
   Change in reserve for future policy benefits               (3,202,870)             (1,893,195)          (2,791,166)
   Interest credited                                           2,392,355               2,437,432            2,391,220
   Commissions, net of capitalized costs                       2,370,739               1,403,608            1,283,902
   General and administrative expenses                         5,412,113               4,795,193            4,966,525
   Amortization of goodwill                                       79,356                  79,356               79,356
   Accretion of value of business acquired, net                   (6,000)                (20,000)             (28,000)
   Other expenses                                              4,256,509               3,598,595            1,302,092
-----------------------------------------------------------------------------------------------------------------------
     Total benefits and expenses                              16,964,371              15,345,897           11,454,526
-----------------------------------------------------------------------------------------------------------------------

     Income (loss) from operations before
       federal income tax expense (benefit)                    1,507,454                (283,541)             128,007
-----------------------------------------------------------------------------------------------------------------------
Federal income tax expense (benefit):
   Current                                                     3,790,833                  15,000                 -
   Deferred                                                   (3,243,000)                (92,000)              64,286
-----------------------------------------------------------------------------------------------------------------------
     Total Federal income tax expense
       (benefit)                                                 547,833                 (77,000)              64,286
-----------------------------------------------------------------------------------------------------------------------
     Net income (loss)                                       $   959,621                (206,541)              63,721
=======================================================================================================================


See accompanying notes to financial statements.


                                         SECURITY EQUITY LIFE INSURANCE COMPANY

                                           Statements of Stockholder's Equity

                                      Years ended December 31, 1997, 1996, and 1995


=======================================================================================================================
                                                                                Net
                                                                             unrealized
                                                            Additional     gain (loss) on                    Total
                                            Common           paid-in        investments,     Retained     stockholder's
                                             stock           capital        net of taxes      deficit        equity
-----------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1994              $2,500,000        27,447,892       (4,061,215)    (4,317,195)    21,569,482
Net income                                      -                 -                -            63,721         63,721
Change in net unrealized gain
   (loss) on investments                        -                 -           6,051,347           -         6,051,347
-----------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1995               2,500,000        27,447,892        1,990,132     (4,253,474)    27,684,550
Net loss                                        -                 -                -          (206,541)      (206,541)
Change in net unrealized gain
   (loss) on investments                        -                 -          (1,931,020)          -        (1,931,020)
-----------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1996               2,500,000        27,447,892           59,112     (4,460,015)    25,546,989
Net gain                                        -                 -                -           959,621        959,621
Change in net unrealized gain
   (loss) on investments                        -                 -           1,811,226           -         1,811,226
-----------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1997              $2,500,000        27,447,892        1,870,338     (3,500,394)    28,317,836
=======================================================================================================================


See accompanying notes to financial statements.

                                         SECURITY EQUITY LIFE INSURANCE COMPANY

                                                Statements of Cash Flows

                                      Years ended December 31, 1997, 1996, and 1995

=======================================================================================================================
                                                                        1997               1996              1995
-----------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
   Net income (loss)                                               $     959,621           (206,541)           63,721
   Adjustments to reconcile net income (loss) to net cash
     provided by (used in) operating activities:
       Change in:
         Reinsurance benefits ceded                                    1,337,497            441,300         3,844,903
         Accrued investment income                                       (33,756)            48,733           (36,253)
         Other assets                                                    211,321            372,746          (824,660)
         Deferred policy acquisition costs, net                        1,891,358         (2,186,479)       (1,471,754)
         Policy liabilities                                           (3,496,036)        (1,004,266)       (1,345,723)
         Policy and contract claims                                   (1,173,980)          (682,499)       (2,880,980)
         Other policyholders' funds                                       (7,990)            (3,341)            2,425
         Federal income tax payable                                      709,833             15,000              -
         Advance premiums                                              1,872,155            804,215           393,064
         Other liabilities and accrued expenses                       (2,669,279)         4,317,546           190,733
         Payable to affiliates                                           (34,203)            23,725           (17,141)
       Accretion of bond premiums, net                                   130,011            189,350           221,543
       Deferred tax expense (benefit)                                 (3,243,000)           (92,000)           64,286
       Net (gain) loss on sale of investments                            (93,385)          (313,185)          179,830
       Amortization of goodwill                                           79,356             79,356            79,356
       Accretion of value of business acquired                            (6,000)           (20,000)          (28,000)
-----------------------------------------------------------------------------------------------------------------------
         Net cash provided by (used in)
            operating activities                                      (3,566,477)         1,783,660        (1,564,650)
-----------------------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
   Purchase of investments                                            (6,925,121)       (12,790,361)      (17,056,300)
   Sale or maturity of investments                                     9,153,009         15,141,063        19,355,372
   Increase in policy loans, net                                         343,771           (557,046)         (893,507)
-----------------------------------------------------------------------------------------------------------------------
         Net cash provided by investing activities                     2,571,659          1,793,656         1,405,565
-----------------------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
   Policyholder account balances:
     Deposits on interest-sensitive life contracts                   147,698,966         48,448,968        18,382,186
     Transfers to separate account for
       interest-sensitive life contracts, net                       (147,718,944)       (48,468,986)      (27,178,119)
-----------------------------------------------------------------------------------------------------------------------
         Net cash used in financing activities                           (19,978)           (20,018)       (8,795,933)
-----------------------------------------------------------------------------------------------------------------------
         Net increase (decrease) in cash and cash
            equivalents                                               (1,014,796)         3,557,298        (8,955,018)
Cash and cash equivalents at beginning of year                         5,534,380          1,977,082        10,932,100
-----------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                           $   4,519,584          5,534,380         1,977,082
=======================================================================================================================
Supplemental disclosure of cash flow information -
   taxes paid                                                      $  3,081,000                -               20,000
=======================================================================================================================

See accompanying notes to financial statements.

                     SECURITY EQUITY LIFE INSURANCE COMPANY

                         Notes to Financial Statements

                          December 31, 1997 and 1996


================================================================================

(1)   General Information and Summary of Significant Accounting Policies

      Security Equity Life Insurance Company (SELIC or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). On December 31, 1993, Security Mutual Life Insurance Company of New York (Security Mutual) sold 100% of the Company's stock to General American, as approved by the State of New York Department of Insurance.

      In 1986, the Company commenced direct writing of universal life and term business, and in 1987 began marketing a single premium whole life policy. In 1984, the Company began assuming single premium deferred annuity (SPDA) and other insurance business through reinsurance agreements with Security Mutual. The SPDA and ordinary life insurance blocks of business were recaptured by Security Mutual in 1992.

      SELIC is licensed in 40 states and the District of Columbia. Insurance operations have generally been limited to the sale of individual life insurance products (term and universal life) made through the general agency system, including career agents and brokers.

      With the sale of SELIC by Security Mutual to General American, SELIC's activities have been redirected to serving the insurance needs of publicly held corporations and New York state residents. Additionally, SELIC focuses on accessing numerous and alternative distribution channels in addition to a general agency system. SELIC markets Corporate Owned Life Insurance (COLI) primarily through specially designed variable products.

      The acquisition of Security Equity by General American was accounted for as a purchase transaction and, accordingly, the purchase price was allocated to the assets and liabilities acquired based upon the fair market value of such assets and liabilities at the date of acquisition. These allocations have been reflected, or "pushed down," in the financial statements of the Company. The total purchase price of $19,947,892 was allocated among the fair value of tangible net assets of $15,997,813, value of business acquired of $2,363,000, and goodwill of $1,587,079 at the date of acquisition.

      The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates.

      The significant accounting policies of the Company are as follows:

      (a)   Recognition of Policy Revenue and Related Expenses

            Policy revenue recognition varies depending upon the type of insurance product. For traditional life products with fixed and guaranteed premiums and benefits, such as whole life and term insurance policies, premiums are recognized when due. Benefits and other expenses





                                                                     (Continued)

                     SECURITY EQUITY LIFE INSURANCE COMPANY

                         Notes to Financial Statements


================================================================================

            of these products are associated with earned premiums and other sources of earnings so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for liabilities for future benefits and the deferral and amortization of policy acquisition costs. Premiums collected on universal life-type policies are reported as deposits to the policyholder account balance and not as income to SELIC. Income to SELIC on these policies consists of the assessments for mortality costs, surrenders, and expenses.

      (b)   Investment Securities

            At December 31, 1997 and 1996, all long-term securities are carried at fair value with the unrealized gain (loss), net of tax impact, being reflected as a separate component of stockholder's equity as the Company considers all long-term securities as available-for-sale. Short-term investments are carried at cost which approximates fair value. Policy loans are valued at aggregate unpaid balances. The fair value of policy loans is assumed to equal the carrying value because the loans have no fixed maturity date and, therefore, it is not practicable to determine a fair value.

            Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premium or accretion of discount which is generally computed consistent with the interest method.

      (c)   Value of Business Acquired

            Value of business acquired (VOBA) represents the present value of future profits resulting from the acquisition of insurance policies in a purchase transaction. VOBA is amortized in proportion to the estimated premiums or gross profits, depending on the type of contract, with accretion of interest on the unamortized discounted balance. In 1997, 1996 and 1995, amortization of VOBA was $134,000, $121,000 and $112,000, and the accretion of interest on the unamortized balance was $140,000, $141,000 and $140,000, respectively. The carrying value of VOBA is periodically evaluated to ascertain recoverability from future operations. Impairment would be recognized in current operations when determined.

      (d)   Goodwill

            Goodwill, representing the excess of purchase price over the fair value of assets acquired, is amortized on a straight-line basis over 20 years. The carrying value of goodwill is periodically evaluated to ascertain recoverability from future operations. Impairment would be recognized in current operations when determined.

      (e)   Reserve for Future Policy Benefits

            Liabilities for future benefits on life policies are established in amounts adequate to meet the estimated future obligations on policies in force. Liabilities for future policy benefits on certain life insurance policies are computed using the net level premium method and are based upon assumptions as to future investment yield, mortality, and withdrawals. Mortality





                                                                     (Continued)

                     SECURITY EQUITY LIFE INSURANCE COMPANY

                         Notes to Financial Statements


================================================================================

            and withdrawal assumptions for all policies have been based on various actuarial tables which are consistent with the Company's own experience. Liabilities for future benefits on certain long-duration life insurance contracts are carried at accumulated policyholder values.

      (f)   Federal Income Taxes

            The Company is taxed as a life insurance company under the Deficit Reduction Act of 1984. The Company establishes deferred taxes under the asset and liability method of SFAS No. 109, Accounting for Income Taxes, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

            The Company filed its federal income tax return on a consolidated basis with Security Mutual prior to 1994. The Company will file its federal income tax return as a separate entity for 1997, consistent with 1996 and 1995.

      (g)   Reinsurance

            Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with terms of the risk transfer reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned over the anticipated reinsurance contract life. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

      (h)   Deferred Policy Acquisition Costs

            The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future premiums. Such costs may include commissions, as well as certain costs of policy issuance and underwriting. In 1997, 1996 and 1995, the Company deferred $226 thousand, $2.4 million and $1.5 million, respectively, in acquisition costs related to interest sensitive products and recognized amortization of $590,000, $168,000 and $12,000, respectively, based on the estimated gross profits of the underlying business. During 1997 a policyholder utilized their "free-look" provision of their variable life contract written in 1996 which resulted in the return of approximately $13 million in contract deposits to the policyholder. Additionally, the Company wrote off $1.5 million of related deferred acquisition costs associated with the contract which were capitalized in 1996.





                                                                     (Continued)

                     SECURITY EQUITY LIFE INSURANCE COMPANY

                         Notes to Financial Statements


================================================================================

      (i)   Separate Account Business

            The assets and liabilities of the separate account represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company receives adminis-trative fees from the separate account and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at market value.

      (j)   Fair Value Disclosures

            Fair value disclosures are required under SFAS No. 107, Disclosures About Fair Value of Financial Instruments. Such fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair market value of each class of financial instrument for which it was practicable to estimate fair value:

            Invested assets - Fixed maturities (Bonds) are valued using
            ---------------
            quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities. The carrying value of policy loans approximates fair value.

            Policyholder account balances - The fair value of policyholder
            -----------------------------
            account balances is equal to the discounted estimated future cash flows using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The carrying value approximates fair value at December 31, 1997 and 1996.

            Cash and short-term investments - The carrying amount is a
            -------------------------------
            reasonable estimate of fair value.

      (k)   Cash and Cash Equivalents

            For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

      (l)   Reclassification

            Certain amounts in the 1995 and 1996 financial statements have been reclassified to conform to the 1997 presentation.





                                                                     (Continued)

                     SECURITY EQUITY LIFE INSURANCE COMPANY

                         Notes to Financial Statements


================================================================================

(2)   Investments

      The sources of net investment income (principally interest) follow:

      ==============================================================================================================
                                                           1997                    1996                    1995
      --------------------------------------------------------------------------------------------------------------
      Bonds                                             $4,161,182               4,291,428               4,458,159
      Short-term investments                               278,606                  75,110                  43,781
      Policy loans and other                               409,406                 260,276                 294,298
      --------------------------------------------------------------------------------------------------------------
                                                         4,849,194               4,626,814               4,796,238
      Investment expenses                                   74,808                  80,270                  96,525
      --------------------------------------------------------------------------------------------------------------
          Net investment income                         $4,774,386               4,546,544               4,699,713
      ==============================================================================================================

      The amortized cost and estimated fair value of bonds at December 31, 1997 and 1996 are shown below. Fair value is based upon market prices obtained from independent pricing services.

      ====================================================================================================================
                                                                                      1997
      --------------------------------------------------------------------------------------------------------------------
                                                                             Gross              Gross          Estimated
                                                        Amortized         unrealized         unrealized          fair
                                                           cost              gains             losses           value
      --------------------------------------------------------------------------------------------------------------------
      Government obligations (including
         obligations guaranteed by the
         U.S. government)                              $ 6,387,244           369,801               148         6,756,897
      Corporate securities                              36,700,238         2,523,621           153,514        39,070,345
      Mortgage-backed securities                        12,615,469           323,476           185,793        12,753,152
      --------------------------------------------------------------------------------------------------------------------
                                                       $55,702,951         3,216,898           339,455        58,580,394
      ====================================================================================================================





                                                                     (Continued)

                     SECURITY EQUITY LIFE INSURANCE COMPANY

                         Notes to Financial Statements


================================================================================

      ====================================================================================================================
                                                                                      1996
      --------------------------------------------------------------------------------------------------------------------
                                                                             Gross              Gross          Estimated
                                                        Amortized         unrealized         unrealized          fair
                                                           cost              gains             losses           value
      --------------------------------------------------------------------------------------------------------------------
      Government obligations (including
         obligations guaranteed by the
         U.S. government)                              $ 3,962,315           127,349             6,292         4,083,372
      Corporate securities                              40,917,820         1,299,830           902,482        41,315,168
      Mortgage-backed securities                        13,087,363            29,539           457,003        12,659,899
      --------------------------------------------------------------------------------------------------------------------
                                                       $57,967,498         1,456,718         1,365,777        58,058,439
      ====================================================================================================================

      The amortized cost and estimated fair value of bonds at December 31, 1997 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

      ==============================================================================================================
                                                                                                         Estimated
                                                                                Amortized                  market
                                                                                   cost                    value
      --------------------------------------------------------------------------------------------------------------
      Due in one year or less                                                  $      -                       -
      Due after one year through five years                                      3,096,420               3,117,591
      Due after five years through ten years                                     6,774,376               7,001,455
      Due after ten years                                                       33,216,686              35,708,197
      Mortgage-backed securities                                                12,615,469              12,753,151
      --------------------------------------------------------------------------------------------------------------
                                                                               $55,702,951              58,580,394
      ==============================================================================================================

      Proceeds from the sale, call, and maturity of investments in bonds during 1997, 1996, and 1995 were $9,153,009, $15,141,063, and
      $19,355,372, respectively.  Gross gains of $346,842, $381,856, and
      $428,522 and gross losses of $253,457, $68,671, and $608,352 were realized on those sales in 1997, 1996, and 1995, respectively.

      The Company has bonds on deposit with various state insurance departments with an amortized cost of approximately $2,387,000 and $2,411,000 at December 31, 1997 and 1996, respectively.

(3)   Reinsurance

      The Company reinsures certain risks with other insurance companies as the Company sets a maximum retention amount (currently $125,000) to help reduce the loss on any single policy.





                                                                     (Continued)

                     SECURITY EQUITY LIFE INSURANCE COMPANY

                         Notes to Financial Statements


================================================================================

      Premiums and related reinsurance amounts for the years ended December 31, 1997, 1996, and 1995 as they relate to transactions with affiliates are summarized as follows:

      ====================================================================================================================
                                                                 1997                    1996                    1995
      --------------------------------------------------------------------------------------------------------------------
      Reinsurance transactions with affiliates:
         Reinsurance premiums ceded                           $1,489,006               1,632,262               1,956,568
         Policy benefits ceded                                   (23,067)              1,397,188                 305,947
      ====================================================================================================================

      Premiums and related reinsurance amounts for the years ended December 31, 1997, 1996, and 1995 as they relate to transactions with nonaffiliates are summarized as follows:

      ====================================================================================================================
                                                                 1997                    1996                    1995
      --------------------------------------------------------------------------------------------------------------------
      Reinsurance transactions with nonaffiliates:
         Reinsurance premiums ceded                           $5,352,578               5,744,060               5,489,407
         Policy benefits ceded                                   463,458               3,824,327               2,682,132
      ====================================================================================================================

      The Company remains contingently liable with respect to any reinsurance ceded and would become actually liable if the assuming company was unable to meet its obligations under the reinsurance treaty.

(4)   Federal Income Taxes

      A reconciliation of the Company's "expected" federal income tax expense (benefit), computed by applying the federal U.S. corporate tax rate of 35% to income (loss) from operations before federal income tax expense (benefit), is as follows (in thousands of dollars):


      =====================================================================================================================
                                                                    1997                    1996                     1995
      ---------------------------------------------------------------------------------------------------------------------
      Computed "expected" tax expense (benefit)                     $528                     (99)                     45
      Amortization of intangibles, net                                26                      21                      18
      Other, net                                                      (6)                      1                       1
      ---------------------------------------------------------------------------------------------------------------------
         Federal income tax expense (benefit)                       $548                     (77)                     64
      =====================================================================================================================





                                                                     (Continued)

                     SECURITY EQUITY LIFE INSURANCE COMPANY

                         Notes to Financial Statements


================================================================================

      The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1997 and 1996 are presented below (in thousands of dollars):

      ====================================================================================================================
                                                                                           1997                    1996
      --------------------------------------------------------------------------------------------------------------------
      Deferred tax assets:
         Policy acquisition costs                                                         $4,897                   1,746
         Reserves                                                                          3,380                   1,694
         Capital loss carryforward                                                           101                     148
         Other, net                                                                        1,307                     685
      --------------------------------------------------------------------------------------------------------------------
            Total gross deferred tax assets                                                9,685                   4,273
      Less valuation allowance                                                               -                       -
      --------------------------------------------------------------------------------------------------------------------
            Net deferred tax assets                                                        9,685                   4,273
      --------------------------------------------------------------------------------------------------------------------
      Deferred tax liabilities:
         Investments                                                                       1,023                      80
         Other, net                                                                        2,991                     790
      --------------------------------------------------------------------------------------------------------------------
            Total gross deferred tax liabilities                                           4,014                     870
      --------------------------------------------------------------------------------------------------------------------
            Net deferred tax asset                                                        $5,671                   3,403
      ====================================================================================================================

      On December 31, 1993, General American purchased 100% of the Company. Pursuant to the acquisition, the election was made under Internal Revenue Code Section 338(h)(10) to treat the purchase of stock as a purchase of assets for tax purposes. As a result, a revaluation of the tax bases of the Company's assets and liabilities was made in connection with the acquisition.

      The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary.
      In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Although the Company has a limited history of earnings, its Parent does have a long history of earnings. Pursuant to Internal Revenue Service regulations, the Company cannot file a consolidated tax return with its Parent until five years following the acquisition. However, after five years, the Company will be able to file a consolidated tax return with its Parent, and realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

      The Company filed its federal income tax return on a consolidated
      basis with Security Mutual prior to 1994.   In connection with the
      Company's transfer of stock ownership, Security Mutual agreed to assume all unpaid tax liability incurred prior to the date of sale.





                                                                     (Continued)

                     SECURITY EQUITY LIFE INSURANCE COMPANY

                         Notes to Financial Statements


================================================================================

(5)   Related-Party Transactions

      The Company purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such services. The expenses incurred for these services were $578,000, $529,000, and $463,200 for 1997, 1996, and 1995, respectively.

      Effective January 1, 1994, the Company entered into an administrative service agreement with Security Mutual. Under the agreement, Security Mutual provides for the administration of policies issued through December 31, 1993. The expenses incurred for these services were $1,467,364, $1,621,268, and $1,842,320 for 1997, 1996, and 1995,
      respectively.

      On November 18, 1997, General American elected to surrender their existing VUL policy which was purchased from the Company in November 1996. General American incorporated the cash value from their surrendered policy of $2,965,211 with an additional contribution of $37,400,000 to purchase another VUL policy with the Company totaling $40,365,211.

(6)   Pension, Incentive, and Health and Life Insurance Benefit Plans

      Associates of SELIC participate in a noncontributory multi-employer defined benefit pension plan jointly sponsored by SELIC and General American. The benefit is accrued are based on the number of years of service and compensation level of each participant. No pension expense was recognized in 1997, 1996, and 1995 due to overfunding of the plan.

      In addition, in 1995 SELIC adopted an associate bonus plan applicable to full-time exempt associates. Bonuses are based on an economic value-added model prepared annually by the Company. Total bonuses accrued to Company employees were $302,000 and $144,000 in 1997 and 1996, respectively.

      In order to attract and retain highly qualified Non-Employee Directors, the Company enacted an arrangement under which Non-Employee Directors may elect to reduce their current Director's Compensation in exchange for future benefits. This plan, known as the Security Equity Deferred Compensation Plan for Non-Employee Directors, was adopted and effective as of April 15, 1995. The deferred liabilities were $222,000, $117,000, and $43,000 in 1997, 1996, and 1995, respectively.

      SELIC provides for certain health care and life insurance benefits for retired employees in accordance with Statement of Financial Accounting Standards No. 106, Employer's Accounting for Postretirement Benefits Other Than Pensions (SFAS No. 106). SFAS No. 106 requires the Company to accrue the estimated cost of retiree benefit payments during the years the employee provides services.

      SFAS No. 106 allows recognition of the cumulative effect of the liability in the year of the adoption or the amortization of the transition obligation over a period of up to 20 years. The Company has elected to recognize the initial postretirement benefit obligation of approximately $16,427 over a period of 20 years. The unrecognized initial postretirement benefit obligation was approximately $13,084 and $13,962 at December 31, 1997 and 1996, respectively. The net periodic post-retirement benefit cost for the years ended December 31, 1997, 1996, and 1995 was $6,600, $8,490, and $6,711, respectively.
      This includes expected costs of benefits for newly eligible or vested employees, interest costs, gains and losses from differences between actuarial and actual experience, and amortization of the initial postretirement benefit obligation. The accumulated post-retirement benefit obligation was approximately $27,564 and $28,981 at December 31, 1997 and 1996, respectively. The discount rate used in determining the accumulated postretirement benefit obligation was 7.25% for all years. The health care cost trend rates were 8% for the Indemnity Plan, the HMO Plan, and Dental Plan. These rates were graded to 5.0% over the next 13 years. A one percentage point increase in the assumed health care cost trend rates would increase the


                                                                     (Continued)

                     SECURITY EQUITY LIFE INSURANCE COMPANY

                         Notes to Financial Statements


================================================================================

      December 31, 1997 accumulated postretirement obligation by $4,165, and the estimated service cost and interest cost components of the net periodic postretirement benefit cost for 1997 by $908.

(7)   Statutory Financial Information

      The Company is subject to financial statement filing requirements of the State of New York Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from generally accepted accounting principles (GAAP). Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of a liability for future policy benefits computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutorily determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) deferred premiums provided for statutory mean reserves; (6) annuity contract deposits represent funds deposited by policyholders and are included in premiums or contract charges; (7) non-recognition of certain assets as nonadmitted through a direct charge to surplus; and (8) valuation of investments in bonds at amortized cost.

      The stockholder's equity (surplus) and net gain/(loss) of the Company at December 31, 1997, 1996, and 1995, as determined using statutory accounting practices, is summarized as follows:

      ====================================================================================================================
                                                                             1997              1996              1995
      --------------------------------------------------------------------------------------------------------------------
         Surplus as reported to regulatory authorities                   $13,420,004        12,441,081        15,125,968
         Net gain/(loss) as reported to regulatory authorities             1,090,966        (2,778,942)       (1,465,539)
      ====================================================================================================================

(8)   Dividend Restrictions

      Dividend payments by the Company are restricted by state insurance laws as to the amount that may be paid as well as requiring the prior notice and approval of the State of New York Department of Insurance. The Company did not pay a dividend in 1997, 1996, or 1995.

(9)   Risk-Based Capital

      The insurance departments of various states, including the Company's domiciliary state of New York, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.





                                                                     (Continued)

                     SECURITY EQUITY LIFE INSURANCE COMPANY

                         Notes to Financial Statements


================================================================================

      The RBC guidelines define specific capital levels where action by the Company or regulatory authorities is required based on the ratio of a company's actual total adjusted capital (sum of capital and surplus and asset valuation reserve) to control levels determined by the RBC formula. At December 31, 1997, the Company's actual total adjusted capital was well in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(10)  Commitments and Contingencies

      The Company leases certain of its facilities under noncancellable leases which expire in August 1998. The future minimum lease obligations under the terms of the leases are summarized as follows:

      ========================================================
      Year ended December 31, 1998                   $58,600
      --------------------------------------------------------

      Rent expense totaled approximately $86,700, $82,700, and $83,900 in 1997, 1996, and 1995, respectively.

                    PART II - OTHER INFORMATION


                    UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities an Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                        RULE 484 UNDERTAKING

      Reference is made to the Depositor's Articles of Incorporation, and to
Article VII of the Depositor's By-Laws, each filed as an exhibit to this Registration Statement. Specifically, Section VII.1. of Article VII of the Depositor's By-Laws provides that the Depositor may indemnify a director or officer ("Indemnified Person") for amounts paid in settlement and reasonable expenses in connection with an action (i) brought by or in the right of the Depositor, if the Indemnified Person acted in good faith for a purpose reasonably believed by the Indemnified Person to be in (or, under certain circumstances, not opposed to) the best interests of the Depositor; or (ii) other than an action brought by or in the right of the Depositor, if the Indemnified Person acted in good faith for a purpose reasonably believed by the Indemnified Person to be in (or, under certain circumstances, not opposed to) the best interests of Depositor, and in criminal actions or proceedings, in addition, had no reasonable cause to believe that his or her conduct was unlawful. Section VII.1. further provides that such indemnification must be authorized by the Board of Directors of the Depositor acting by a quorum consisting of directors who are not parties to the action or proceeding, or if such quorum is unobtainable or if a quorum of disinterested directors so directs, by the Board of Directors upon an opinion of independent legal counsel, or by the Depositor's shareholders, in each case provided that certain findings are made. Section VII.1. further provides that the Depositor will indemnify a director or officer in connection with actions described under (i) and (ii) above if the Indemnified Person has been successful in the defense of a civil or criminal or proceeding as described in (i) and (ii) above. Section VII.1. further provides that a notification of payment of indemnification, advancement or allowance under Sections 721 to 726, inclusive, of the Business Corporation Law of New York shall be made unless a notice has been filed with Superintendent of Insurance of the State of New York as specified in Section VII.1. This description is qualified in its entirety by the provisions of the By-Laws filed as an exhibit to this Registration Statement.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registration in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                 REASONABLENESS OF FEES AND CHARGES

Security Equity Life Insurance Company, of which Registrant forms a part, hereby represents that the fees and charges deducted under the terms of the Contracts are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected, and the risks assumed by Security Equity Life Insurance Company.

                 CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

*     The facing sheet.
* A reconciliation and tie of the information shown in the information shown in the prospectuses with the items of Form N-8B-2.

* Prospectus Version A consisting of 87 pages and Prospectus Version B consisting of 91 pages.

*     The Undertaking to File Reports.
*     The Rule 484 Undertaking.
*     Reasonableness of Fees and Charges.
*     The signatures.
*     The following exhibits:

            1. The following exhibits correspond to the numbers under paragraph A of the instructions for exhibits to Form N-8B-2:
                  (1)         Resolutions Establishing Security Equity Life
                              Insurance
                              Company Separate Account 13.<F1>
                  (2)         None.
                  (3)(a) Principal Underwriting Agreement between SELIC and Walnut Street Securities, Inc.<F1>
                  (3)(b) Form of Selling Agreement between Walnut Street Securities, Inc. and Selling Firms.<F1>
                  (3)(c)      Schedule of Sales Commissions.<F2>
                  (4)         None.
                  (5)(a)      Specimen of Contract.<F1>
                  (5)(b)      Riders and Endorsements.<F1>
                  (6)         Certificate of Incorporation and By-Laws of
                              SELIC.<F1>
                  (7)         None.
                  (8)         None.
                  (9)(a)      Form of Participation Agreement.<F2>
                  (9)(b) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and Security Equity Life Insurance Company.<F2>
                  (9)(c) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Security Equity Life Insurance Company.<F2>
                  (9)(d) Form of Amendment No. 1 to Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and Security Equity Life Insurance Company.<F3>

                  (9)(e)      Form of Amendment No. 1 to Participation
                              Agreement Among Variable Insurance Products
                              Fund II, Fidelity Distributors Corporation and Security Equity Life Insurance Company.<F3>
                  (9)(f)      Form of Participation Agreement between
                              Evergreen Variable Trust and Security Equity
                              Life Insurance Company.<F3>
                  (9)(g)      Fund Participation Agreement Among Tomorrow
                              Funds Retirement Trust, Weiss, Peck & Greer,
                              L.L.C., and Security Equity Life Insurance
                              Company.
                  (9)(h) Form of Participation Agreement Among Security Equity Life Insurance Company, Russell
                              Insurance Funds, and Russell Fund Distributors,
                              Inc.
                  (9)(i) Form of Participation Agreement Among Life & Annuity Trust, Stephens, Inc., Wells Fargo
                              Bank, and Security Equity Life Insurance
                              Company.
                  (10)        Specimen of Application for Policy.<F1>
            2.          See Exhibit 3.(i).
            3.(i)       Opinion of Juanita M. Thomas, Esq. as to the legality
                        of Securities Being Issued and Consent.<F2>
            3.(ii)      Opinion of Victor Bertolozzi, FSA, MAAA and Consent.<F2>

            3.(iii)     Opinion of Ralph A. Gorter, FSA, and Consent.<F4>

            4.          None.
            5.          Inapplicable.
            6.          Inapplicable.
            7.          Powers of Attorney.<F1>
            8.          Form of Notice of Withdrawal Right.<F2>
            9.          Consent of KPMG Peat Marwick LLP.


                               NOTES

1. Incorporated by reference to Registrant's registration statement on Form S-6 (File No. 88524), filed January 13, 1995.
2. Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to registration statement on Form S-6 (File No. 33-88524), filed August 30, 1995.
3. Incorporated by reference to Registrant's Post-Effective Amendment No. 1 to registration statement on Form S-6 (file Nos. 33-88524 and 811-8938), filed April 29, 1996.

4. Incorporated by reference to Registrant's Pre-Effective Amendment No. 2 to registration statement on Form S-6 (File Nos. 33-8852 and 811-8938), filed April 28, 1997.

                             SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Security Equity Life Insurance Company and Security Equity Life Insurance Company Separate Account 13 certify that they meet all of the requirements for effectiveness of this amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this amended Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of Security Equity Life Insurance Company to be hereunto affixed and attested, all in the City of Armonk and State of New York, on the 30th day of April, 1998.

                                   SECURITY EQUITY LIFE INSURANCE COMPANY
                                   SEPARATE ACCOUNT 13 (Registrant)

                                   By: SECURITY EQUITY LIFE INSURANCE COMPANY
                                       (for Registrant and as Depositor)



Attest:   /s/ Matthew P. McCauley           By:   /s/ William C. Thater
       ----------------------------            -------------------------
        Matthew P. McCauley,                     William C. Thater,
        Secretary                                President


Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                                        TITLE                  DATE

  /s/ William C. Thater                                                4/30/98
-------------------------------------
  William C. Thater                        President & Director



  <F*>                                                                 4/30/98
-------------------------------------
  Willard N. Archie                        Director


  <F*>                                                                 4/30/98
-------------------------------------
  Carson E. Beadle                          Director


  <F*>                                                                 4/30/98
-------------------------------------
  James R. Elsesser                         Director

                                    II-5

  <F*>                                                                 4/30/98
-------------------------------------
  Stanley Goldstein                         Director


  <F*>                                                                 4/30/98
-------------------------------------
  David D. Holbrook                         Director


  <F*>                                                                 4/30/98
-------------------------------------
  Richard A. Liddy                          Director


  <F*>                                                                 4/30/98
-------------------------------------
  Leonard M. Rubenstein                     Director


  <F*>                                                                 4/30/98
-------------------------------------
  H. Edwin Trusheim                         Director


  <F*>                                                                 4/30/98
-------------------------------------
  Virginia V. Weldon, M.D.                  Director


  <F*>                                                                 4/30/98
-------------------------------------
  Ted C. Wetterau                           Director


  <F*>                                                                 4/30/98
-------------------------------------
  Ben H. Wolzenski                          Director


  <F*>                                                                 4/30/98
-------------------------------------
  A. Greig Woodring                         Director



By:   /s/ William C. Thater
   ---------------------------------------
      William C. Thater                                                4/30/98

<F*>  Copies of powers of attorney authorizing William C. Thater to sign the
      Registration Statement and amendments thereto on behalf of the Directors of Security Equity Life Insurance Company are on file with the Securities and Exchange Commission.

                           EXHIBIT INDEX

9.          Consent of KPMG Peat Marwick LLP.